                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                  EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

  Filed by the Registrant [X]

  Filed by a party other than the Registrant

  Check the appropriate box:

  [X]Preliminary Proxy Statement

  [_]Confidential, for use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
  [_]Definitive Proxy Statement
  [_]Definitive Additional Materials
  [_]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           MORRISON RESTAURANTS INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                           MORRISON RESTAURANTS INC.
-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

  [X]$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
     or Item 22(a)(2) of Schedule 14A.

  [_]$500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3).

  [_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined).

  (4) Proposed maximum aggregate value of transaction:

  (5)  Total Fee Paid:

  [X]Fee paid previously with preliminary materials.

  [_]Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

       REVISED PRELIMINARY PROXY STATEMENT DATED JANUARY 17, 1996,
                             SUBJECT TO COMPLETION

                                [MORRISON LOGO]

                                                                January  , 1996

Dear Stockholders:

  You are cordially invited to attend a Special Meeting of Stockholders on February , 1996, at 10:30 a.m., local time, at the Stouffer Concourse Hotel, 1 Hartsfield Center Parkway, Atlanta, Georgia 30354.

  At the Special Meeting, you will be asked to consider and vote upon a group of separate but related proposals to divide the Company into its three separate businesses: (i) casual dining; (ii) family dining; and (iii) health care food and nutrition services.

  These important proposals provide for the proposed distribution to Company stockholders of all the shares of Common Stock of Morrison Fresh Cooking, Inc. ("MFCI"), which is a wholly-owned subsidiary of the Company, and all the shares of Common Stock of Morrison Health Care, Inc. ("MHCI"), which also is a wholly-owned subsidiary of the Company. The distribution would separate the Company into three publicly-owned companies. In addition, in connection with the distribution, the Company (which is now a Delaware corporation) also proposes to reincorporate in Georgia, effect a one-for-two reverse stock split and change its name to "Ruby Tuesday, Inc." ("RTI"). After the distribution, RTI would continue to conduct the casual dining business of the Company, MFCI would continue to conduct the cafeteria business of the Company and MHCI would continue to conduct the health care food and nutrition services business of the Company.

  In the distribution, holders of shares of Company Common Stock would receive one share of MFCI Common Stock for every four Company shares now held; one share of MHCI Common Stock for every three shares of Company Common Stock now held; and, as a result of the reverse stock split, one share of RTI Common Stock for every two Company shares they currently hold.

  After considerable study and detailed analysis, the Board of Directors concluded that the Company's three main businesses had reached the stage of maturity where they will be best positioned as independent, publicly-owned companies.

  Noting that the Company's three businesses operate under different market and competitive conditions with unique management and capital needs, the Board of Directors determined that the new structure will allow the management of each company to focus more intensively on its own business and provide each company flexibility to grow in a manner best suited for its business and its market. The planned separation will also enable the management of each company to design corporate policies and strategies that will be based primarily on the characteristics of its own business and to concentrate its financial resources wholly on its own operations. Each company will be in a position to access directly the capital markets and will not compete with each other for allocation of the Company's financial resources.

  The creation of a public market for each of the three businesses will establish a value for each company that is independent of the other businesses. This will enhance the ability of each company to attract, motivate and retain qualified executives and key employees by designing effective incentive-based compensation programs based solely on each company's performance.

  The Board of Directors also concluded that the new structure will provide investors and securities analysts a clearer basis on which to understand and analyze the three businesses. The separate businesses will be more accurately valued, based on their respective performance and prospects. The stock of each of the three companies will also appeal to investors with differing investment objectives, risk tolerance and dividend expectations and will allow potential investors to focus their investments more directly to the areas of their primary interest.

  The Board of Directors of the Company approved the distribution and the related proposals to be presented at the Special Meeting and recommends that stockholders vote FOR each of the proposals. If any of the proposals is not approved, the Board of Directors of the Company will reevaluate its intention to effect the distribution. After such review, the Board could determine to revise the terms of the distribution, effect the distribution essentially as proposed or as revised despite such lack of approval or abandon the distribution. The Board has further retained discretion, even if stockholder approval of the proposals is obtained and the other conditions to the distribution are satisfied, to abandon, defer or modify the distribution or the reincorporation. The proposals are more fully described in the accompanying proxy statement, which you should review carefully.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE DISTRIBUTION AND THE RELATED PROPOSALS.

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING WHETHER OR NOT YOU ARE ABLE TO ATTEND PERSONALLY. YOU ARE, THEREFORE, URGED TO SIGN, DATE AND MAIL THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. PLEASE DO NOT SEND IN YOUR STOCK CERTIFICATES WITH YOUR PROXY CARD.

                                          Sincerely,

                                          Samuel E. Beall, III
                                          Chairman of the Board
                                          and Chief Executive Officer

     MORRISON RESTAURANTS INC.

    P.O. Box 160266  .  4721 Morrison Drive  .  Mobile, Alabama 36625-0001
                . (334) 344-3000  .  Telefax (334) 344-3066

                           MORRISON RESTAURANTS INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                  TO BE HELD

                               FEBRUARY  , 1996

  NOTICE IS HEREBY GIVEN that a Special Meeting of the Stockholders of Morrison Restaurants Inc., a Delaware corporation (the "Company"), will be held at the Stouffer Concourse Hotel, 1 Hartsfield Center Parkway, Atlanta, Georgia 30354 on February , 1996, at 10:30 a.m., local time, for the following purposes:

  1. To consider and vote upon five separate but related proposals (collectively, the "Distribution Proposals") described in the accompanying Proxy Statement providing for:

    Proposal One: Approval of the distribution by the Company of all the outstanding shares of common stock of Morrison Fresh Cooking, Inc., a wholly-owned subsidiary of the Company and a Georgia corporation ("MFCI"), and of all the outstanding shares of common stock of Morrison Health Care, Inc., a wholly-owned subsidiary of the Company and a Georgia corporation ("MHCI"), on the basis described in the attached Proxy Statement (collectively, the "Distribution");

    Proposal Two: Approval and adoption of an Agreement and Plan of Merger (the "Merger Agreement") between the Company and Ruby Tuesday (Georgia), Inc. ("RTI"), a newly formed Georgia corporation and a wholly-owned subsidiary of the Company, providing for (i) the reincorporation (the "Reincorporation") of the Company in Georgia pursuant to a statutory merger of the Company into RTI and (ii) a one-for-two reverse stock split (the "Reverse Stock Split"), to be effective only if the Distribution occurs;

    Proposal Three: Approval of amendments to the Company's Stock Incentive Plan to (i) increase the number of shares reserved for issuance thereunder,
  (ii) permit grants of equity-based awards to non-employee directors, and
  (iii) permit adjustments to outstanding stock options in connection with the Distribution;

    Proposal Four: Approval of amendments to (i) the Company's Stock Incentive and Deferred Compensation Plan for Directors, (ii) the Company's 1987 Stock Bonus and Non-Qualified Stock Option Plan, and (iii) the Company's 1984 Long Term Incentive Plan to permit adjustments to outstanding awards in connection with the Distribution;

    Proposal Five: Approval of the adoption (i) by MFCI of the MFCI 1996 Stock Incentive Plan, and (ii) by MHCI of the MHCI 1996 Stock Incentive Plan, each to be effective only if the Distribution occurs.

  2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

  THE EFFECTIVENESS OF EACH OF THE DISTRIBUTION PROPOSALS IS CONDITIONED UPON THE APPROVAL OF ALL OF THE DISTRIBUTION PROPOSALS. IF ANY OF THE DISTRIBUTION PROPOSALS IS NOT APPROVED, THE BOARD OF DIRECTORS OF THE COMPANY WILL REEVALUATE ITS INTENTION TO EFFECT THE DISTRIBUTION. AFTER SUCH REVIEW, THE BOARD COULD DETERMINE TO REVISE THE TERMS OF THE DISTRIBUTION, EFFECT THE DISTRIBUTION ESSENTIALLY AS PROPOSED OR AS REVISED DESPITE SUCH LACK OF APPROVAL OR ABANDON THE DISTRIBUTION.

  The Board of Directors has further retained discretion, even if stockholder approval of the Distribution Proposals is obtained and the other conditions to the Distribution are satisfied, to abandon, defer or modify the Distribution or the Reincorporation.

  Pursuant to the Bylaws of the Company, the Board of Directors has fixed the close of business on January 17, 1996, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Only stockholders of record at the close of business on such date will be entitled to notice of, and to vote at, the Special Meeting.

  ALL STOCKHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING YOU ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION. ANY PERSON WHO HAS EXECUTED A PROXY AND IS PRESENT AT THE SPECIAL MEETING MAY VOTE IN PERSON INSTEAD OF BY PROXY, THEREBY CANCELLING ANY PROXY PREVIOUSLY GIVEN. ONLY STOCKHOLDERS OF RECORD OR THOSE HOLDING A PROXY OF A STOCKHOLDER OF RECORD ENTITLED TO VOTE WILL BE ADMITTED. PLEASE DO NOT SEND IN YOUR STOCK CERTIFICATES WITH YOUR PROXY CARD.

                                          By Order of the Board of Directors,

                                          Pfilip G. Hunt
                                          Senior Vice President,
                                          General Counsel
                                          and Secretary

January  , 1996
Mobile, Alabama

                               TABLE OF CONTENTS

PROXY STATEMENT SUMMARY...................................................    1
INTRODUCTION..............................................................   14
THE DISTRIBUTION..........................................................   20
THE REINCORPORATION.......................................................   27
AMENDMENTS TO COMPANY STOCK INCENTIVE PLAN................................   30
AMENDMENTS TO COMPANY DIRECTORS' PLAN, 1987 STOCK PLAN AND
 1984 INCENTIVE PLAN......................................................   35
APPROVAL OF MFCI STOCK INCENTIVE PLAN AND MHCI STOCK INCENTIVE PLAN.......   39
EMPLOYEE BENEFITS AND COMPENSATION MATTERS................................   43
RELATIONSHIP AMONG RTI, MFCI AND MHCI AFTER THE DISTRIBUTION..............   49
DIVIDEND POLICIES.........................................................   52
DIVIDENDS AND PRICE RANGE OF COMPANY COMMON STOCK.........................   53
COMPANY (RTI) SELECTED FINANCIAL DATA.....................................   54
MFCI SELECTED FINANCIAL DATA..............................................   55
MHCI SELECTED FINANCIAL DATA..............................................   56
COMPANY MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
 RESULTS OF OPERATIONS....................................................   57
MFCI MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
 RESULTS OF OPERATIONS....................................................   65
MHCI MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
 RESULTS OF OPERATIONS....................................................   70
BUSINESS OF RTI AFTER THE DISTRIBUTION....................................   75
BUSINESS OF MFCI AFTER THE DISTRIBUTION...................................   79
BUSINESS OF MHCI AFTER THE DISTRIBUTION...................................   83
RTI MANAGEMENT AND EXECUTIVE COMPENSATION.................................   87
MFCI MANAGEMENT AND EXECUTIVE COMPENSATION................................   98
MHCI MANAGEMENT AND EXECUTIVE COMPENSATION................................  105
DESCRIPTION OF RTI CAPITAL STOCK..........................................  112
DESCRIPTION OF MFCI CAPITAL STOCK.........................................  116
DESCRIPTION OF MHCI CAPITAL STOCK.........................................  119
COMPARISON OF STOCKHOLDERS RIGHTS.........................................  120
INDEPENDENT AUDITORS......................................................  128
STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING.............................  128
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...........................  128
REPORTS OF MFCI AND MHCI..................................................  129
AVAILABLE INFORMATION.....................................................  129
GENERAL...................................................................  130
INDEX OF FINANCIAL STATEMENTS AND SCHEDULES...............................  F-1
ANNEX A  AGREEMENT AND PLAN OF MERGER BETWEEN THE COMPANY AND RUBY TUESDAY
         (GEORGIA), INC...................................................  A-1
ANNEX B  ARTICLES OF INCORPORATION OF RUBY TUESDAY (GEORGIA), INC.........  B-1
ANNEX C  BYLAWS OF RUBY TUESDAY (GEORGIA), INC............................  C-1

                                 PROPOSALS

  The following identifies the captions under which the discussion relating to each of the Distribution Proposals is presented in the Proxy Statement and the pages on which such sections appear.

  DISTRIBUTION
    PROPOSAL               SECTION                          PAGES
  ------------             -------                          -----
 Proposal One   The Distribution                14 - 27
 Proposal Two   The Reincorporation;            27 - 30; 110 - 114; 118 - 126
                Description of RTI Capital
                Stock; Comparison of
                Stockholders Rights
 Proposal Three Amendments to Company Stock     30 - 34
                Incentive Plan
 Proposal Four  Amendments to Company           35 - 38
                Directors' Plan, 1987 Stock
                Plan and 1984 Incentive Plan
 Proposal Five  Approval of MFCI Stock          39 - 42
                Incentive Plan and MHCI Stock
                Incentive Plan

                            PROXY STATEMENT SUMMARY

  The following is a summary of certain information contained in this Proxy Statement. This summary is included for convenience only and should not be considered complete. This summary is qualified in its entirety by the more detailed information and financial statements contained elsewhere in this Proxy Statement. Throughout this Proxy Statement (i) the term "RTI" refers to Morrison Restaurants Inc. after the Distribution and its successor following the Reincorporation, renamed "Ruby Tuesday, Inc.," and (ii) the term "RTI Common Stock" refers to the Common Stock of Morrison Restaurants Inc. following the Distribution and of RTI following the Reincorporation, in each case unless the context otherwise requires. Capitalized terms used but not defined in the summary shall have the meanings ascribed to them elsewhere in this Proxy Statement.

                              THE SPECIAL MEETING

DATE, TIME AND PLACE OF SPECIAL MEETING

  A Special Meeting of the Stockholders of Morrison Restaurants Inc. (the "Company") will be held at the Stouffer Concourse Hotel, 1 Hartsfield Center Parkway, Atlanta, Georgia 30354 at 10:30 a.m., local time, on February , 1996. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders of the Company on or about January , 1996.

PURPOSE OF THE SPECIAL MEETING

  At the Special Meeting, stockholders of the Company will be asked to consider and vote upon five separate but related proposals (collectively, the "Distribution Proposals") providing for:

    Proposal One: Approval of the distribution by the Company of all the outstanding shares of common stock of Morrison Fresh Cooking, Inc., a wholly-owned subsidiary of the Company and a Georgia corporation ("MFCI"), and of all the outstanding shares of common stock of Morrison Health Care, Inc., a wholly-owned subsidiary of the Company and a Georgia corporation ("MHCI"), on the basis described herein (collectively, the "Distribution");

    Proposal Two: Approval and adoption of an Agreement and Plan of Merger (the "Merger Agreement") between the Company and Ruby Tuesday (Georgia), Inc. ("RTI"), a newly formed Georgia corporation and a wholly-owned subsidiary of the Company, providing for (i) the reincorporation (the "Reincorporation") of the Company in Georgia pursuant to a statutory merger of the Company into RTI, and (ii) a one-for-two reverse stock split (the "Reverse Stock Split"), all to be effective only if the Distribution occurs;

    Proposal Three: Approval of amendments to the Company's Stock Incentive Plan to (i) increase the number of shares reserved for issuance thereunder,
  (ii) permit grants of equity-based awards to non-employee directors, and
  (iii) permit adjustments to outstanding stock options in connection with the Distribution;

    Proposal Four: Approval of amendments to (i) the Company's Stock Incentive and Deferred Compensation Plan for Directors (the "Company Directors' Plan"), (ii) the Company's 1987 Stock Bonus and Non-Qualified Stock Option Plan (the "1987 Stock Plan"), and (iii) the Company's 1984 Long Term Incentive Plan (the "1984 Incentive Plan") to permit adjustments to outstanding awards in connection with the Distribution;

    Proposal Five: Approval of the adoption (i) by MFCI of the MFCI 1996 Stock Incentive Plan, and (ii) by MHCI of the MHCI 1996 Stock Incentive Plan, each to be effective only if the Distribution occurs.

  THE EFFECTIVENESS OF EACH OF THE DISTRIBUTION PROPOSALS IS CONDITIONED UPON THE APPROVAL OF ALL OF THE DISTRIBUTION PROPOSALS. IF ANY OF THE DISTRIBUTION PROPOSALS IS NOT APPROVED, THE BOARD OF DIRECTORS OF THE COMPANY WILL REEVALUATE ITS INTENTION TO EFFECT THE DISTRIBUTION. AFTER SUCH REVIEW, THE BOARD COULD DETERMINE TO REVISE THE TERMS OF THE DISTRIBUTION, EFFECT THE DISTRIBUTION ESSENTIALLY AS PROPOSED OR AS REVISED DESPITE SUCH LACK OF APPROVAL OR ABANDON THE DISTRIBUTION.

  The Board has further retained discretion, even if stockholder approval of the Distribution Proposals is obtained and the other conditions to the Distribution are satisfied, to abandon, defer or modify the Distribution or the Reincorporation.

  Although the Company believes that stockholder approval of the Distribution is not required under Delaware law because the Distribution is a dividend for purposes of Section 170(a) of the General Corporation Law of the State of Delaware ("DGCL"), the Board of Directors of the Company made stockholder approval of the Distribution (along with stockholder approval of each of the other Distribution Proposals) a condition to the Distribution because of the importance of the Distribution to the Company and its stockholders. Although stockholder approval of Proposal One may not prevent a stockholder from subsequently seeking to challenge the Distribution or the actions of the Board of Directors in approving the Distribution, the Company and its directors may assert stockholder approval of the Distribution as one of their defenses against any such challenge. Under the doctrine of estoppel, stockholders who voted in favor of the Distribution may be precluded from challenging the Distribution or seeking equitable relief following the consummation thereof. However, the Company cannot determine in advance the position it would take with respect to any such challenge. In addition, approval of Proposal Two is being sought because the provisions of the applicable state corporate law require such approval. Accordingly, if Proposal Two is not approved by stockholders, the proposed Reincorporation and the Reverse Stock Split could not occur. Approval of Proposals Three and Four is being sought to preserve RTI's ability to deduct, for Federal income tax purposes, compensation expense attributable to stock options and stock awards. Under Section 162(m) of the Internal Revenue Code, stockholder approval of performance-based compensation plans (including material amendments thereto) is necessary to qualify for the performance-based compensation exception to the limitation on a company's ability to deduct compensation paid to certain specified individuals in excess of $1 million. Approval of Proposals Three and Four is also being sought because of Rule 16b-3 under the Exchange Act which requires stockholder approval under certain circumstances of material amendments to stock option plans. Although the Company does not believe the contemplated amendments to the Company Directors' Plan, the 1987 Stock Plan and the 1984 Incentive Plan (see "Amendments to Company Directors' Plan, 1987 Stock Plan and 1984 Incentive Plan") proposed to be made to permit adjustments to outstanding awards in connection with the Distribution are material, it is seeking stockholder approval to avoid any potential uncertainty that arguably might exist if such approval were not obtained. Approval of Proposal Five is being sought to establish MFCI's and MHCI's ability, as applicable, to deduct, for Federal income tax purposes, compensation expense attributable to stock options and other stock awards, including stock options and awards that may be granted in connection with adjustments to outstanding stock options and awards in connection with the Distribution. As noted above, under Section 162(m) of the Internal Revenue Code, stockholder approval of performance-based compensation plans is necessary to qualify for the performance-based compensation exception to the limitation on a company's ability to deduct compensation paid to certain specified individuals in excess of $1 million. Approval of Proposal Five is also being sought because of Rule 16b-3 under the Exchange Act which provides an exemption from Section 16(b) of the Exchange Act for certain transactions by an officer or director of a company pursuant to an employee benefit plan satisfying certain specified conditions, including stockholder approval.

  See "Introduction--Purpose of the Special Meeting."

VOTING

  Only holders of record of Company Common Stock at the close of business on January 17, 1996 (the "Special Meeting Record Date"), are entitled to notice of, and to vote at, the Special Meeting. Each of the shares of Company Common Stock outstanding at the close of business on the Special Meeting Record Date is entitled to one vote at the Special Meeting. The presence in person or by proxy of stockholders holding of record a majority of the shares of Company Common Stock outstanding and entitled to vote at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL OF THE DISTRIBUTION PROPOSALS.

  Approval of each of Proposals One, Three, Four and Five requires the affirmative vote of the holders of a majority of shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereat. Approval of Proposal Two requires the affirmative vote of the holders of a majority of the shares of Company Common Stock outstanding and entitled to vote at the Special Meeting.

  All of the directors and executive officers of the Company, other than E. Eugene Bishop, have indicated that they intend to vote all of the 3,855,088 shares of Company Common Stock over which they have voting power (representing approximately 11.0% of the shares of Company Common Stock outstanding as of the Special Meeting Record Date) in favor of the Distribution and each of the other Distribution Proposals.

  See "Introduction--Voting."

NO APPRAISAL RIGHTS

  Stockholders of the Company will not be entitled to appraisal rights in connection with the Distribution Proposals.

           BUSINESS OF RTI, MFCI AND MHCI AFTER THE DISTRIBUTION

RTI

  Following the Distribution, RTI will own and operate substantially all of the specialty restaurant business currently owned and operated by the Company. References herein to "RTI" include, where appropriate, the historical business and operations of the Company's Ruby Tuesday Group prior to the Distribution.

  RTI operates three separate and distinct casual dining concepts comprised of Ruby Tuesday, Mozzarella's and Tia's. As of December 2, 1995, RTI operated 367 casual dining restaurants in 33 states and Washington, D.C.

 Ruby Tuesday

  Ruby Tuesday's are casual, full-service restaurants with mahogany woods and whimsical artifacts, classic brass and Tiffany lamps which create a comfortable, nostalgic look and feel. Ruby Tuesday's menu is based on variety, with something for just about everyone. Some of Ruby Tuesday's most popular entree items, which are prepared fresh daily, are: fajitas, baby-back ribs, chicken entrees, soups, sandwiches, salad bar, and signature "Tallcake" desserts in strawberry and chocolate-Oreo varieties. Entree selections range in price from $4.99 to $11.99. Servers are dressed in black pants, starched white shirts, colorful ties, and white bistro aprons.

 Mozzarella's Cafe

  Mozzarella's is a company-developed, full-service restaurant with a menu that features a variety of pastas and thin-crust gourmet pizzas, along with made-from-scratch soups, entree salads and sandwiches, fresh seafood selections, prime steak and grilled chicken, all prepared with signature recipes. Entree selections range in price from $4.99 to $13.99.

  Mozzarella's decor is upbeat and colorful with polished wood trim and paneling, European poster art, strings of overhead lights and tile floors. Displays of olive oil, tomatoes, pasta and other food products contribute to the appeal of the restaurant. Servers approach the guests dressed in white button-down shirts accented with a colorful bow tie, black trousers and a red bistro apron.

 Tia's Tex-Mex

  Tia's, RTI's newest concept, is a full-service, casual dining restaurant. The decor is reminiscent of an authentic Mexican restaurant, with chandeliers replicating those of an old Mexican hotel, and colors, textures and artifacts that reflect the restaurants' genuine Southwestern heritage. Tortillas are made by hand in a display station which contributes to Tia's unique atmosphere.

  Tia's menu items, which are all fresh and made from scratch, include an array of traditional Tex-Mex favorites such as: fajitas, enchiladas, tacos, nachos and quesadillas and a selection of unique grilled and sauteed dishes. The menu also provides the guest with a variety of appetizers and desserts. Entree items range in price from $4.50 to $11.95. Chips are cooked fresh throughout the day and served with just-made salsa to every guest. Each guest is greeted by a casually dressed server wearing a camp shirt, in various colors, with the Tia's logo, blue jeans and short black aprons.

  See "Business of RTI After the Distribution."

MFCI

  Following the Distribution, MFCI will own and operate substantially all of the family dining business currently owned and operated by the Company. References herein to "MFCI" include, where appropriate, the historical business and operations of the Family Dining Division of the Company's Morrison Group.

  MFCI, with 140 traditional cafeterias, seven small cafeterias, 25 small food court units, four buffets and one free standing quick-service restaurant, located in 18 states, is the premier cafeteria company in the Southeast. MFCI operates in the "home-meal replacement" (also known as "comfort" food) segment of the restaurant industry. MFCI's services appeal to customers seeking complete meals at affordable prices in a convenient and home-like setting. While industry observers have labeled "home-meal replacement" as a trend of the 1990s, MFCI has been operating in this market segment for over 75 years.

  MFCI serves in excess of 50 million meals a year to a customer base in the Southeast and Mid-Atlantic regions. In the 1995 American Bus Association's annual survey of tour operators, MFCI was rated as one of the Association's most favorite restaurant chains. MFCI's meals are classic, all-American and freshly prepared and are made from scratch according to MFCI's time tested recipes. Each day's menu offers the customer a wide variety of selections: fresh salads, home-style entrees, freshly prepared vegetables, daily baked breads, and home-baked pie or other desserts.

  MFCI's units offer a tremendous variety of menu items including 8-11 salads, 12 entrees, 12-15 vegetables, six types of breads and 12-15 desserts. Complete or "bundled" meals can be purchased at prices ranging from $3.99 to $5.89 per meal. In excess of 70% of MFCI's customers select bundled meals. Menus are rotated daily to provide a varied dining experience and are adjusted to include seasonal favorites. This variety encourages customer loyalty and repeat business. MFCI's typical customer visits MFCI restaurants an average of 3.8 times a month.

  See "Business of MFCI After the Distribution."

MHCI

  Following the Distribution, MHCI will own and operate substantially all of the health care food and nutrition services business currently owned and operated by the Company. References herein to "MHCI" include, where appropriate, the historical business and operations of the Health Care Division of the Company's Morrison Group.

  MHCI operates the food and nutrition service departments of hospitals and other health care facilities. These departments typically include retail outlets for staff and visitors and patient food and nutrition services. MHCI had 278 health care accounts in 32 states and Washington, DC as of December 2, 1995, ranging in size from 100 bed specialty hospitals to facilities with over 2,000 beds. Of these accounts, approximately 75% were hospitals.

  Since acquiring its first health care account over 40 years ago, MHCI has grown to service some of the largest and most prestigious hospitals in the country including Los Angeles County/University of Southern California Medical Center in Los Angeles, California; Jackson Memorial Hospital in Miami, Florida; University Hospital-SUNY in Stonybrook, New York; Northwestern Memorial Hospital in Chicago, Illinois; and BJC Health System in Missouri. MHCI provides food and nutrition services to 16 of the 50 largest acute care and teaching hospitals in the United States.

  MHCI offers its clients systems and programs designed to reduce cost and increase customer (patients and staff) satisfaction. To better serve its clients and provide them with specialized expertise, MHCI's staff is organized into regional service teams. Each regional service team includes a regional vice president, nutrition services specialist, culinary specialist, human resources director, support services coordinator and a director of business development. The regional service team members provide clients expertise and access to the best industry practices and performance improvement ideas. The regional service teams are supported by a corporate staff that includes nutrition and culinary services, purchasing, marketing, sales, human resources, legal, finance and development.

  See "Business of MHCI After the Distribution."

                                THE DISTRIBUTION

SHARES TO BE DISTRIBUTED

  The Distribution will be made to holders of record on the Distribution Record Date of issued and outstanding shares of Company Common Stock. Based on 34,995,603 shares of Company Common Stock outstanding as of January 17, 1996, the Distribution will consist of 8,748,900 shares of MFCI Common Stock and 11,665,201 shares of MHCI Common Stock and, as a result of the Reincorporation and the Reverse Stock Split, stockholders will hold after the Distribution an aggregate of 17,497,801 shares of RTI Common Stock. Each holder of Company Common Stock will receive as a dividend one share of MFCI Common Stock for every four shares of Company Common Stock held and one share of MHCI Common Stock for every three shares of Company Common Stock held. In addition, in connection with the Distribution and as a result of the Reverse Stock Split, Company stockholders will receive, following the Distribution and the Reincorporation, one share of RTI Common Stock for every two shares of Company Common Stock held on the Distribution Record Date.

  The Company will issue new stock certificates in connection with the Distribution and the Reincorporation. Accordingly, stockholders must submit their certificates representing shares of Company Common Stock to be exchanged for (i) certificates bearing the name "Ruby Tuesday, Inc." representing their continuing ownership interest in the Company, (ii) certificates bearing the name "Morrison Fresh Cooking, Inc." representing the shares of MFCI Common Stock to which they are entitled as a result of the Distribution and (iii) certificates bearing the name "Morrison Health Care, Inc." representing the shares of MHCI Common Stock to which they are entitled as a result of the Distribution. Certificates for RTI, MFCI and MHCI Common Stock will not be issued until such submission. If stockholders do not submit their certificates representing Company Common Stock, they may be prevented from transferring their interests in RTI, MFCI and MHCI after the Distribution because they will not have separate certificates representing such interests.

  On or about the first business day following the Distribution Date, the Company will instruct the Transfer Agent to mail to each stockholder of record on the Distribution Record Date a letter of transmittal and instructions for use in surrendering such stockholder's certificates representing shares of Company Common Stock. Each stockholder should immediately complete and sign the letter of transmittal and return it, along with such stockholder's certificates representing shares of Company Common Stock, to the Transfer Agent at the address set forth on the letter of transmittal. Upon receipt from each stockholder of a letter of transmittal, properly completed, and the stockholder's certificates representing shares of Company Common Stock, the Transfer Agent will issue, in accordance with the directions contained in the completed letter of transmittal, three separate certificates representing shares of RTI, MFCI and MHCI, respectively. STOCKHOLDERS SHOULD NOT SEND IN THEIR CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

  The Company currently has a stockholders rights plan which will be continued following the Reincorporation as the RTI Rights Plan. Certificates evidencing shares of RTI Common Stock issued in the Reincorporation will therefore also represent the RTI Rights issued under the RTI Rights Plan. In addition, it is expected that the Board of Directors of each of MFCI and MHCI will adopt a stockholders rights plan. Certificates evidencing shares of MFCI and MHCI Common Stock issued in the Distribution will therefore also represent the same number of MFCI and MHCI Rights issued under the MFCI and MHCI Rights Plan, respectively. See "Description of RTI Capital Stock--RTI Rights Plan," "Description of MFCI Capital Stock--MFCI Rights Plan" and "Description of MHCI Capital Stock--MHCI Rights Plan."

  Stockholders will not have to make any payment to receive their pro rata share of the Distribution, although any stockholder submitting certificates representing shares of Company Common Stock for exchange who is not the record holder of the shares represented, or who requests that certificates for any of RTI Common Stock, MFCI Common Stock or MHCI Common Stock be issued to any other person, must provide evidence of payment of all applicable transfer taxes. See "The Distribution--Manner of Effecting the Distribution."

  No certificates representing fractional shares of RTI Common Stock will be issued in the Reincorporation merger and no certificates for fractional shares of MFCI Common Stock or MHCI Common Stock will be delivered in the Distribution. The Transfer Agent will aggregate fractional shares into whole shares of RTI Common Stock, MFCI Common Stock and MHCI Common Stock, as applicable, and an independent agent retained by the Company will sell them in the open market at prevailing prices on behalf of holders who otherwise would be entitled to receive fractional share interests. Such persons will then receive a cash payment for the amount of their allocable share of the total sale proceeds. The amount of such payment will depend on the prices at which the aggregated fractional shares are sold by the independent agent in the open market shortly after the Distribution Date. Such sales are expected to be made as soon as practicable after the Distribution. RTI, MFCI and MHCI, as appropriate, will bear the cost of any commission incurred in connection with such sales.

DISTRIBUTION RECORD DATE

  The "Distribution Record Date" will be established by the Board of Directors of the Company shortly before the Distribution. The Distribution Record Date will be the same date as the Distribution Date or, if the Distribution Date is not a business day, the close of business on the last business day prior to the Distribution Date.

DISTRIBUTION DATE

  The "Distribution Date" will be established by the Board of Directors of the
Company and is presently expected to be on or about         , 1996. On or about
the first business day following the Distribution Date, the Company will effect the Distribution by making available certificates for all outstanding shares of MFCI Common Stock and MHCI Common Stock to the Transfer Agent for transfer and distribution to the holders of record of Company Common Stock on the Distribution Record Date. At the same time, the Company will also make available certificates for shares of RTI Common Stock to the Transfer Agent. The Company will also instruct the Transfer Agent to mail letters of transmittal for the exchange of certificates to stockholders of the Company on or about the first business day following the Distribution Date. See "The Distribution--Manner of Effecting the Distribution."

TRANSFER AGENT AND REGISTRAR

  AmSouth Bank of Alabama is expected to be the Transfer Agent and Registrar (the "Transfer Agent") for the Distribution and for the RTI Common Stock, the MFCI Common Stock and MHCI Common Stock following the Distribution.

CONDITIONS TO THE DISTRIBUTION

  The Distribution is subject to (i) approval of the Distribution Proposals by stockholders of the Company; (ii) receipt of a favorable ruling from the Internal Revenue Service as to certain Federal income tax consequences of the Distribution; (iii) receipt of all necessary consents of any third parties and receipt of any necessary opinions of counsel or other experts; (iv) receipt of all necessary consents of any governmental or regulatory bodies; (v) the Registration Statement on Form 10 under the Exchange Act, to be filed by MFCI with the SEC in respect of the MFCI Common Stock, having become effective; (vi) the Registration Statement on Form 10 under the Exchange Act, to be filed by MHCI with the SEC in respect of the MHCI Common Stock, having become effective;
(vii) the shares of MFCI Common Stock and MHCI Common Stock to be issued or initially reserved for issuance having been approved for listing on a national securities exchange or the Nasdaq Stock Market, subject to official notice of issuance; (viii) consummation of the Reincorporation substantially simultaneously with the Distribution; and (ix) there not being in effect any statute, rule, regulation or order of any court, governmental or regulatory body which prohibits or makes illegal the transactions contemplated by the Distribution. The Board has retained discretion, even if stockholder approval of the Distribution Proposals is obtained and the other conditions to the Distribution are satisfied, to abandon, defer or modify the Distribution. The terms of the Distribution thus may be modified or conditions thereto may be waived by the Board of Directors of the Company. However, the Board will not waive the requirement of receipt of a favorable ruling from the Internal Revenue Service unless, in the Board's judgment, based on the opinion of counsel, the Distribution will qualify for non-recognition treatment (except to the extent of any cash received in lieu of fractional shares) to both the holders of Company Common Stock and the Company, MFCI and MHCI under the provisions of Sections 355 and 368(a)(1)(D) of the Internal Revenue Code.

  See "The Distribution--Conditions to the Distribution."

REASONS FOR THE DISTRIBUTION

  The Board of Directors believes that the Distribution is in the best interests of the Company and its stockholders because the separation of the Company's three lines of business will, among other things, (i) allow management of each of the three companies to concentrate its full attention on its business and allow each company to reward management and employees based on the performance of its business; (ii) allow each company to access the capital markets directly to raise capital; (iii) establish a value for each company that is independent of the other businesses and provide investors and securities analysts a clearer basis on which to understand and analyze the three businesses; and (iv) allow MFCI and MHCI to establish equity-based benefit plans which can hold MFCI Common Stock and MHCI Common Stock, respectively.

  See "The Distribution--Reasons for the Distribution."

FEDERAL INCOME TAX CONSEQUENCES OF THE DISTRIBUTION

  It is intended that the Distribution will qualify as a tax-free spin-off under the provisions of Sections 355 and 368(a)(1)(D) of the Internal Revenue Code. Under Section 355 of the Internal Revenue Code, in general, no income, gain or loss will be recognized by holders of Company Common Stock or by RTI, MFCI or MHCI on the Distribution. It is a condition to the Distribution that the Company receive a ruling from the Internal Revenue Service that Sections 355 and 368(a)(1)(D) of the Internal Revenue Code will apply to the Distribution. The Board of Directors of the Company has reserved the right to waive the receipt of such ruling as a condition to consummation of the Distribution. The Board will not waive such condition unless, in the Board's judgment, based on opinion of counsel, Sections 355 and 368(a)(1)(D) of the Internal Revenue Code will apply to the Distribution.

  If the Distribution were not to qualify under Section 355 of the Internal Revenue Code, then, in general, a corporate tax (which would be very substantial), equal to the applicable corporate tax rate (both Federal and state) times the difference between (x) the fair market value of the MFCI Common Stock and the MHCI Common Stock and (y) the adjusted basis of such MFCI Common Stock and MHCI Common Stock, would be payable by the consolidated group, of which the Company is the common parent. Under the consolidated return rules, each member of the consolidated group (including MFCI and MHCI) would be jointly and severally liable for such tax liability. If the Distribution occurred and it were not to qualify as a tax-free spin-off under Section 355 of the Internal Revenue Code, the resulting tax liability would have a material adverse effect on the financial position, results of operation and cash flows of each of RTI, MFCI and MHCI.

  Furthermore, if the Distribution were not to qualify as a tax-free spin-off, each Company stockholder receiving shares of MFCI Common Stock and MHCI Common Stock in the Distribution would be treated as if such stockholder had received a distribution in an amount equal to the fair market value of MFCI Common Stock and MHCI Common Stock received, which would (x) first be taxable as a dividend to the extent of such stockholder's pro rata share of the Company's current and accumulated earnings and profits, (y) then be considered a reduction in such stockholder's basis in Company Common Stock to the extent the amount received exceeds such stockholder's share of earnings and profits, and (z) finally, be considered a gain from the exchange of Company Common Stock to the extent the amount received exceeds both such stockholder's share of earnings and profits and such stockholder's basis in Company Common Stock. Any dividend income considered received by the Company's stockholders who are not exempt from taxation as a result of the Distribution would be subject to federal income taxation at rates (in the case of a taxpayer that is not a corporation) of up to 39.6% currently, plus any applicable state income tax rate. The Company estimates that substantially all, if not all, of the Distribution will be treated as a dividend if the Distribution does not qualify as a tax-free spin-off under the provisions of Section 355 of the Internal Revenue Code.

  See "The Distribution--Federal Income Tax Consequences of the Distribution."

STOCK EXCHANGE LISTINGS

  There is not currently a public market for either the MFCI Common Stock or the MHCI Common Stock. Application will be made to list the MFCI Common Stock and the MHCI Common Stock on the NYSE under the symbols "MFC" and "MHI," respectively. In addition, it is expected that the RTI Common Stock would be traded on the NYSE following the Distribution under the symbol "RI," the current trading symbol for the Company Common Stock. It is currently anticipated that MFCI Common Stock and MHCI Common Stock will be approved for listing on the NYSE prior to the Distribution Date, and it is possible that trading may commence on a "when-issued" basis prior to the Distribution. It is also possible that RTI Common Stock would be traded on a "when-distributed" basis prior to the Distribution. On the first NYSE trading day following the Distribution Date, "when-distributed" or "when-issued" trading, as applicable, in respect of each of the RTI Common Stock, MFCI Common Stock and the MHCI Common Stock would end and "regular-way" trading would begin. See "The Distribution--Listing and Trading of RTI Common Stock, MFCI Common Stock and MHCI Common Stock."

TREATMENT OF INDEBTEDNESS

  In connection with the Distribution, the Company intends to restructure and allocate the consolidated indebtedness of the Company among RTI and MHCI. The Company anticipates that it will allocate an aggregate of $32.1 million of its indebtedness outstanding at December 2, 1995 to MHCI and $85.6 million to RTI.

  See "The Distribution--Treatment of Indebtedness."

LIMITED RELATIONSHIPS AMONG THE COMPANIES AFTER THE DISTRIBUTION

  After the Distribution, none of RTI, MFCI or MHCI will have any ownership interest in the other two companies except for any ownership interest held for the benefit of employees under or in connection with employee benefit plans. Each of RTI, MFCI and MHCI will be an independent public company. RTI, MFCI and MHCI will enter into certain agreements governing their relationship subsequent to the Distribution and providing for certain employee benefits matters and for the allocation of tax and certain other liabilities and obligations arising from periods prior to the Distribution. See "Relationship Among RTI, MFCI and MHCI After the Distribution." There will be individuals on the Boards of Directors of RTI, MFCI and MHCI who will also serve on the Board of Directors of one of the other companies. See "RTI Management and Executive Compensation," "MFCI Management and Executive Compensation" and "MHCI Management and Executive Compensation."

DIVIDEND POLICIES

  RTI does not intend to pay cash dividends on RTI Common Stock for the foreseeable future after the Distribution.

  The payment and level of dividends by MFCI after the Distribution will be subject to the discretion of the MFCI Board of Directors. Although it is anticipated that MFCI will initially pay quarterly cash dividends of $0.09 per share, dividend decisions will be based on, and affected by, a number of factors, including the operating results and financial requirements of MFCI on a stand-alone basis.

  The payment and level of cash dividends by MHCI after the Distribution will be subject to the discretion of the MHCI Board of Directors. Although it is anticipated that MHCI will initially pay quarterly cash dividends of $0.205 per share, dividend decisions will be based on, and affected by, a number of factors, including the operating results and financial requirements of MHCI on a stand-alone basis.

  See "Dividend Policies."

CORPORATE GOVERNANCE; RIGHTS PLANS

  The Articles of Incorporation of each of RTI, MFCI and MHCI will contain certain provisions that may deter or prevent certain business combinations with RTI, MFCI and MHCI, respectively. See "Description of RTI Capital Stock-- Provisions of RTI Articles of Incorporation Affecting Change in Control," "Description of MFCI Capital Stock--Provisions of MFCI Articles of Incorporation Affecting Change in Control" and "Description of MHCI Capital Stock--Provisions of MHCI Articles of Incorporation Affecting Change in Control."

  It is intended that each of RTI, MFCI and MHCI will have a stockholders rights plan following the Distribution. A stockholders rights plan is designed to protect stockholders of a company in the event of an unsolicited offer and other takeover tactics that, in the opinion of such company's board of directors, could impair its ability fairly to represent stockholders' interests. The provisions of the stockholders rights plans may render an unsolicited takeover of RTI, MFCI or MHCI, respectively, more difficult. See "Description of RTI

Capital Stock--RTI Rights Plan," "Description of MFCI Capital Stock--MFCI Rights Plan" and "Description of MHCI Capital Stock--MHCI Rights Plan."

COMPARATIVE RIGHTS OF STOCKHOLDERS

  As a result of the Distribution and the Reincorporation, the current stockholders of the Company, a Delaware corporation governed by Delaware law and the Company's Certificate of Incorporation and Bylaws, will obtain shares of each of RTI, MFCI and MHCI, each a Georgia corporation governed by Georgia law and its Articles of Incorporation and Bylaws. Holders of Company Common Stock should be aware that certain differences exist between the rights of a stockholder of a Delaware corporation and the rights of a stockholder of a Georgia corporation. See "Comparison of Stockholders Rights."

                              THE REINCORPORATION

  In connection with the Distribution, the Company would be reincorporated in Georgia and the Company Common Stock would be combined to effect the Reverse Stock Split. RTI would succeed to all the business, properties, assets and liabilities of the Company, and the stockholders of the Company would automatically become stockholders of RTI. Pursuant to the Reincorporation, each outstanding share of Company Common Stock will automatically be converted into one-half of one share of RTI Common Stock. After the Reincorporation, the rights of RTI stockholders will be governed by Georgia law and by RTI Articles of Incorporation and Bylaws, rather than by Delaware law and the Company's existing Certificate of Incorporation and Bylaws. See "The Reincorporation-- Other Changes Affecting Stockholders."

  If Proposal Two is approved, it is expected that the Reincorporation will be consummated substantially simultaneously with the Distribution. In addition, substantially concurrently with the Distribution and the Reincorporation, the name of the corporation surviving the Reincorporation merger will be changed to "Ruby Tuesday, Inc." (see "The Distribution--Certain Organizational Matters").

REASON FOR THE REINCORPORATION

  The Reincorporation is being proposed because the Company estimates that RTI would save approximately $145,000 annually in franchise taxes by changing its state of incorporation from Delaware to Georgia. See "The Reincorporation-- Principal Reason for Reincorporation."

THE REVERSE STOCK SPLIT

  The Reverse Stock Split would be effected through the merger effecting the Reincorporation. See "The Reincorporation--The Reverse Stock Split."

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

  No gain or loss will be recognized by the Company or its stockholders upon the Reincorporation, except to the extent cash is received by stockholders on account of fractional interests. See "The Reincorporation--Federal Income Tax Consequences of the Reincorporation."

                           MORRISON RESTAURANTS INC.

                (RUBY TUESDAY, INC. AFTER THE DISTRIBUTION)

                          SUMMARY FINANCIAL DATA

  The following table summarizes certain selected financial information with respect to the Company (RTI following the Distribution) and is derived from the Consolidated Financial Statements of the Company. The Distribution has been recorded as a discontinuance of the businesses of MFCI and MHCI in the Consolidated Financial Statements of the Company. The consolidated statements of income data for the years ended June 5, 1993, June 4, 1994 and June 3, 1995 and the consolidated balance sheet data as of June 4, 1994 and June 3, 1995 are derived from the Audited Consolidated Financial Statements of the Company. The consolidated statements of income data for the twenty-six weeks ended December 3, 1994 and December 2, 1995 and the consolidated balance sheet data as of June 5, 1993, December 3, 1994 and December 2, 1995 are derived from the Unaudited Consolidated Financial Statements of the Company and, in the opinion of management, include all adjustments, consisting of normal recurring accruals, which the Company considers necessary for a fair presentation of the consolidated financial position and the results of operations for these periods. The financial information presented below may not be indicative of the Company's future performance independent of discontinued businesses. The information set forth below should be read in conjunction with "Company Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business of RTI After the Distribution," and the Consolidated Financial Statements of the Company and notes thereto and the Unaudited Pro Forma Consolidated Financial Information of the Company included elsewhere herein.

                                                           FOR THE TWENTY-SIX
                                 FISCAL YEAR                   WEEKS ENDED
                          ----------------------------  -------------------------
                            1993      1994      1995    DEC. 3, 1994 DEC. 2, 1995
                          --------  --------  --------  ------------ ------------
                                  (IN THOUSANDS EXCEPT PER SHARE DATA)
Consolidated Statement
 of Income Data:
 Revenues...............  $378,693  $459,039  $515,312    $234,062     $297,965
                          ========  ========  ========    ========     ========
 Income From Continuing
  Operations Before
  Income Taxes and
  Cumulative Effect of
  Accounting Changes....  $ 25,683  $ 27,814  $ 16,112    $ (2,962)    $  9,336
 Provision for Federal
  and State Income
  Taxes.................     9,400     9,707     5,027      (1,839)       3,038
                          --------  --------  --------    --------     --------
 Income from Continuing
  Operations............    16,283    18,107    11,085      (1,123)       6,298
 Income from
  Discontinued
  Operations, net of
  applicable income
  taxes.................    21,151    26,577    51,086      37,764        9,892
                          --------  --------  --------    --------     --------
 Income before
  Cumulative Effect of
  Accounting Changes,
  net...................    37,434    44,684    62,171      36,641       16,190
 Cumulative Effect of
  Accounting Changes,
  net:
  Postretirement
   benefits.............       (18)
  Income taxes..........       559
                          --------  --------  --------    --------     --------
 Net Income.............  $ 37,975  $ 44,684  $ 62,171    $ 36,641     $ 16,190
                          ========  ========  ========    ========     ========
Earnings per Common and
 Common
 Equivalent Share:
 Continuing Operations..  $   0.43  $   0.49  $   0.31    $  (0.03)    $   0.18
 Discontinued
  Operations............      0.56      0.71      1.42        1.04         0.28
 Cumulative Effect of
  Accounting Changes,
  net...................      0.01
                          --------  --------  --------    --------     --------
Earnings per Common and
 Common Equivalent
 Share..................  $   1.00  $   1.20  $   1.73    $   1.01     $   0.46
                          ========  ========  ========    ========     ========
All fiscal years are
 composed of 52 weeks.
Consolidated Balance
 Sheet Data (at end of
 period):
 Total Assets...........  $382,620  $408,453  $484,051    $436,948     $545,977
 Long-Term Debt.........  $  7,392  $  5,467  $ 32,003    $ 20,529     $ 69,136
 Stockholders' Equity...  $219,624  $221,136  $245,493    $216,118     $256,584
 Working Capital
  (Deficiency)..........  $  1,906  $(43,007) $(44,780)   $(51,033)    $(41,831)
 Current Ratio..........     1.0:1     0.6:1     0.6:1       0.6:1        0.7:1

--------
Note: See information relating to the conversion/closing of the L&N Seafood Grill Concept under the caption "Company Management's Discussion and Analysis of Financial Condition and Results of Operations" for factors that affect the comparability of the information reflected above.

                          MORRISON FRESH COOKING, INC.

                          SUMMARY FINANCIAL DATA

  The following table summarizes certain selected financial information with respect to MFCI and is derived from the Financial Statements of MFCI. The Financial Statements of MFCI are presented as if MFCI had been a separate entity for all periods presented. The statements of income data for the years ended June 5, 1993, June 4, 1994 and June 3, 1995 and the balance sheet data as of June 4, 1994 and June 3, 1995 are derived from the Audited Financial Statements of MFCI. The statements of income data for the twenty-six weeks ended December 3, 1994 and December 2, 1995 and the balance sheet data as of June 5, 1993, December 3, 1994 and December 2, 1995 are derived from the Unaudited Financial Statements of MFCI and, in the opinion of management, include all adjustments, consisting of normal recurring accruals, which MFCI considers necessary for a fair presentation of the financial position and the results of operations for these periods. The financial information presented below may not be indicative of MFCI's future performance as an independent company. The information set forth below should be read in conjunction with "MFCI Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business of MFCI After the Distribution," and the Financial Statements of MFCI and notes thereto and the Unaudited Pro Forma Financial Information of MFCI included elsewhere herein. Historical earnings per share and dividend data have not been presented as MFCI was not a separate publicly-held company during the periods presented below.

                                                           FOR THE TWENTY-SIX
                                 FISCAL YEAR                   WEEKS ENDED
                          ----------------------------  -------------------------
                            1993      1994      1995    DEC. 3, 1994 DEC. 2, 1995
                          --------  --------  --------  ------------ ------------
                                             (IN THOUSANDS)
Statement of Income
 Data:
 Revenues...............  $291,032  $292,493  $294,587    $149,161     $138,018
                          ========  ========  ========    ========     ========
 Income Before Provision
  for Income Taxes and
  Cumulative Effect of
  Accounting Changes....  $ 13,110  $ 16,724  $ 19,108    $  8,801     $  4,268
 Provision for Federal
  and State Income
  Taxes.................     4,898     6,646     7,734       3,624        1,761
                          --------  --------  --------    --------     --------
 Income Before
  Cumulative Effect of
  Accounting Changes....     8,212    10,078    11,374       5,177        2,507
 Cumulative Effect of
  Accounting Changes,
  net:
 Postretirement
  benefits..............    (1,921)
 Income taxes...........     1,409
                          --------  --------  --------    --------     --------
 Net Income.............  $  7,700  $ 10,078  $ 11,374    $  5,177     $  2,507
                          ========  ========  ========    ========     ========
All fiscal years are
 composed of 52 weeks.
Balance Sheet Data (at
 end of period):
 Total Assets...........  $ 82,077  $ 77,461  $ 90,122    $ 85,602     $ 92,625
 Long-Term Debt.........  $  1,008  $    931  $    848    $    892     $    803
 Owner's Equity.........  $ 32,623  $ 29,303  $ 47,465    $ 38,480     $ 52,170
 Working Capital
  (Deficiency)..........  $(18,131) $(20,667) $(14,916)   $(19,555)    $(13,795)
 Current Ratio..........     0.5:1     0.4:1     0.4:1       0.4:1        0.5:1

                           MORRISON HEALTH CARE, INC.

                          SUMMARY FINANCIAL DATA

  The following table summarizes certain selected financial information with respect to MHCI and is derived from the Financial Statements of MHCI. The Financial Statements of MHCI are presented as if MHCI had been a separate entity for all periods presented. The statements of income data for the years ended June 5, 1993, June 4, 1994 and June 3, 1995 and the balance sheet data as of June 4, 1994 and June 3, 1995 are derived from the Audited Financial Statements of MHCI. The statements of income data for the twenty-six weeks ended December 3, 1994 and December 2, 1995 and the balance sheet data as of June 5, 1993, December 3, 1994 and December 2, 1995 are derived from the Unaudited Financial Statements of MHCI and, in the opinion of management, include all adjustments, consisting of normal recurring accruals, which MHCI considers necessary for a fair presentation of the financial position and the results of operations for these periods. The financial information presented below may not be indicative of MHCI's future performance as an independent company. The information set forth below should be read in conjunction with "MHCI Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business of MHCI After the Distribution," and the Financial Statements of MHCI and notes thereto and the Unaudited Pro Forma Financial Information of MHCI included elsewhere herein. Historical earnings per share and dividend data have not been presented as MHCI was not a separate publicly-held company during the periods presented below.

                                                          FOR THE TWENTY-SIX
                                  FISCAL YEAR                 WEEKS ENDED
                           --------------------------- -------------------------
                             1993      1994     1995   DEC. 3, 1994 DEC. 2, 1995
                           --------  -------- -------- ------------ ------------
                                              (IN THOUSANDS)
Statement of Income Data:
 Revenues................  $430,145  $461,780 $225,392   $110,549     $112,881
                           ========  ======== ========   ========     ========
 Income Before Provision
  for Income Taxes and
  Cumulative Effect of
  Accounting Changes.....  $ 18,122  $ 21,588 $ 65,295   $ 56,203     $ 10,504
 Provision for Federal
  and State Income
  Taxes..................     6,980     8,351   28,469     24,786        4,424
                           --------  -------- --------   --------     --------
 Income Before Cumulative
  Effect of Accounting
  Changes................    11,142    13,237   36,826     31,417        6,080
 Cumulative Effect of
  Accounting Changes,
  net:
 Postretirement
  benefits...............      (640)
 Income taxes............       426
                           --------  -------- --------   --------     --------
 Net Income..............  $ 10,928  $ 13,237 $ 36,826   $ 31,417     $  6,080
                           ========  ======== ========   ========     ========
All fiscal years are
 composed of 52 weeks.
Balance Sheet Data (at
 end of period):
 Total Assets............  $109,434  $107,942 $ 70,422   $ 75,595     $ 62,963
 Long-Term Debt..........  $  4,686  $  3,128 $ 19,245   $     45     $ 32,054
 Owner's Equity..........  $ 56,807  $ 51,164 $  9,015   $ 11,504     $ (5,204)
 Working Capital
  (Deficiency)...........  $ 21,524  $ 11,217 $ 14,712   $ (4,017)    $ 14,658
 Current Ratio...........     1.6:1     1.3:1    1.6:1      0.9:1        1.7:1

--------
Note: See information relating to the sale of B&I contracts and assets under the caption "MHCI Management's Discussion and Analysis of Financial Condition and Results of Operations" for factors that affect the comparability of the information reflected above.

                           MORRISON RESTAURANTS INC.

                              4721 MORRISON DRIVE
                            POST OFFICE BOX 160266
                             MOBILE, ALABAMA 36625

                              PROXY STATEMENT FOR
                        SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY  , 1996

                                 INTRODUCTION

  The following Proxy Statement and the accompanying proxy card, first mailed to stockholders on or about January , 1996, are furnished in connection with the solicitation by the Board of Directors of Morrison Restaurants Inc. (the "Company") of proxies to be used in voting at the Special Meeting of Stockholders of the Company to be held on February , 1996, at the Stouffer Concourse Hotel, 1 Hartsfield Center Parkway, Atlanta, Georgia 30354 and at any adjournment(s) thereof (the "Special Meeting").

PURPOSE OF SPECIAL MEETING

  At the Special Meeting, the stockholders of the Company will be asked to consider and vote upon five separate but related proposals (collectively, the "Distribution Proposals") providing for:

    Proposal One: Approval of the distribution by the Company of all the outstanding shares of common stock of Morrison Fresh Cooking, Inc., a wholly-owned subsidiary of the Company and a Georgia corporation ("MFCI"), and of all the outstanding shares of common stock of Morrison Health Care, Inc., a wholly-owned subsidiary of the Company and a Georgia corporation ("MHCI"), on the basis described herein (collectively, the "Distribution");

    Proposal Two: Approval and adoption of an Agreement and Plan of Merger (the "Merger Agreement") between the Company and Ruby Tuesday (Georgia), Inc. ("RTI"), a newly formed Georgia corporation and a wholly-owned subsidiary of the Company, providing for (i) the reincorporation (the "Reincorporation") of the Company in Georgia pursuant to a statutory merger of the Company into RTI, and (ii) a one-for-two reverse stock split (the "Reverse Stock Split"), all to be effective only if the Distribution occurs;

    Proposal Three: Approval of amendments to the Company's Stock Incentive Plan (the "Company Incentive Plan") to (i) increase the number of shares reserved for issuance thereunder, (ii) permit the grant of equity-based awards to non-employee directors, and (iii) permit adjustments to outstanding stock options in connection with the Distribution;

    Proposal Four: Approval of amendments to (i) the Company's Stock Incentive and Deferred Compensation Plan for Directors (the "Company Directors' Plan"), (ii) the Company's 1987 Stock Bonus and Non-Qualified Stock Option Plan (the "1987 Stock Plan"), and (iii) the Company's 1984 Long Term Incentive Plan (the "1984 Incentive Plan") to permit adjustments to outstanding awards in connection with the Distribution;

    Proposal Five: Approval of the adoption (i) by MFCI of the MFCI 1996 Stock Incentive Plan (the "MFCI Incentive Plan"), and (ii) by MHCI of the MHCI 1996 Stock Incentive Plan (the "MHCI Incentive Plan"), each to be effective only if the Distribution occurs.

  THE EFFECTIVENESS OF EACH OF THE DISTRIBUTION PROPOSALS IS CONDITIONED UPON THE APPROVAL OF ALL OF THE DISTRIBUTION PROPOSALS. IF ANY OF THE DISTRIBUTION PROPOSALS IS NOT APPROVED, THE BOARD OF DIRECTORS OF THE COMPANY WILL REEVALUATE ITS INTENTION TO EFFECT THE DISTRIBUTION. AFTER SUCH REVIEW, THE BOARD COULD DETERMINE TO REVISE THE TERMS OF THE DISTRIBUTION, EFFECT THE DISTRIBUTION ESSENTIALLY AS PROPOSED OR AS REVISED DESPITE SUCH LACK OF APPROVAL OR ABANDON THE DISTRIBUTION.

  The Board of Directors of the Company has further retained discretion, even if stockholder approval of the Distribution Proposals is obtained and the other conditions to the Distribution are satisfied, to abandon, defer or modify the Distribution or the Reincorporation. See "The Distribution-- Conditions to the Distribution."

  Although the Company believes that stockholder approval of the Distribution is not required under Delaware law because the Distribution is a dividend for the purposes of Section 170(a) of the General Corporation Law of the State of Delaware (the "DGCL"), the Board of Directors made stockholder approval of the Distribution (along with stockholder approval of all the other Distribution Proposals) a condition to the Distribution because of the importance of the Distribution to the Company and its stockholders. Although stockholder approval of Proposal One may not prevent a stockholder from subsequently seeking to challenge the Distribution or the actions of the Board of Directors in approving the Distribution, the Company and its directors may assert stockholder approval of the Distribution as one of their defenses against any such challenge. Under the doctrine of estoppel, stockholders who voted in favor of the Distribution may be precluded from challenging the Distribution or seeking equitable relief following the consummation thereof. However, the Company cannot determine in advance the position it would take with respect to any such challenge. In addition, approval of Proposal Two is being sought because the provisions of applicable state corporate law require such approval. Accordingly, if Proposal Two is not approved by stockholders, the proposed Reincorporation and Reverse Stock Split could not occur. Approval of Proposals Three and Four is being sought to preserve RTI's ability to deduct, for Federal income tax purposes, compensation attributable to stock options and other stock awards. Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), stockholder approval of performance-based compensation plans (including material amendments thereto) is necessary to qualify for the performance-based compensation exception to the limitation on a company's ability to deduct compensation paid to certain specified individuals in excess of $1 million. Approval of Proposals Three and Four is also being sought because of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which requires stockholder approval under certain circumstances of material amendments to stock option plans as a condition to the availability of the exemption provisions of Rule 16b-3 to certain transactions under such plans. Although the Company does not believe the contemplated amendments to the Company Directors' Plan, the 1987 Stock Plan and the 1984 Incentive Plan (see "Amendments to Company Directors' Plan, 1987 Stock Plan and 1984 Incentive Plan") proposed to be made to permit adjustments to outstanding awards in connection with the Distribution are material, it is seeking stockholder approval to avoid any potential uncertainty that arguably might exist if such approval were not obtained. Approval of Proposal Five is being sought to establish MFCI's and MHCI's ability, respectively, to deduct, for Federal income tax purposes, compensation attributable to stock options and other stock awards that may be granted under the MFCI Stock Incentive Plan and the MHCI Stock Incentive Plan, respectively, including stock options and awards that may be granted in connection with adjustments to outstanding stock options and awards in connection with the Distribution (see "Approval of MFCI Incentive Plan and MHCI Incentive Plan" and "Employee Benefits and Compensation Matters--Equity-Based Compensation Plans"). As noted above, under Section 162(m) of the Internal Revenue Code, stockholder approval of performance-based compensation plans is necessary to qualify for the performance-based compensation exception to the limitation on a company's ability to deduct compensation paid to certain specified individuals in excess of $1 million. Approval of Proposal Five is also being sought because of Rule 16b-3 under the Exchange Act which provides an exemption from Section 16(b) of the Exchange Act for certain transactions pursuant to an employee benefit plan satisfying certain specified conditions, including stockholder approval.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  The Board of Directors of the Company approved the Distribution and recommends that the stockholders vote FOR adoption of all the Distribution Proposals.

VOTING

  The Board of Directors of the Company fixed January 17, 1996 as the record date (the "Special Meeting Record Date") for determination of stockholders entitled to notice of and to vote at the Special Meeting and, accordingly, only holders of shares of common stock, $.01 par value ("Company Common Stock"), of record at the close of business on that date will be entitled to notice of and to vote at the Special Meeting. The presence in person or by proxy of stockholders holding of record a majority of the shares of Company Common Stock outstanding and entitled to vote at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting.

  The number of shares of outstanding stock entitled to vote at the Special Meeting is 34,995,603 shares of Company Common Stock, each of which is entitled to one vote. The participants in the Company's Salary Deferral Plan (the "Salary Deferral Plan") will be provided with a proxy in respect of the Distribution Proposals in their capacities as beneficial owners of Company Common Stock. Pursuant to the terms of the Salary Deferral Plan, shares are voted by the trustee in accordance with the directions of the employees to whom such shares have been allocated.

  If you are a participant in Company's Stock Purchase Plan or the Company's Dividend Reinvestment Plan, the accompanying proxy indicates the number of full shares credited to your account in such plans.

  APPROVAL OF EACH OF PROPOSALS ONE, THREE, FOUR AND FIVE REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMPANY COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE SPECIAL MEETING AND ENTITLED TO VOTE THEREAT. APPROVAL OF PROPOSAL TWO REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMPANY COMMON STOCK OUTSTANDING AND ENTITLED TO VOTE AT THE SPECIAL MEETING.

  Abstentions and broker non-votes are counted as shares present for determination of a quorum. For purposes of determining whether the Distribution Proposals are approved by the stockholders, (i) abstentions will have the same effect as votes against Proposals One, Three, Four and Five but broker non-votes will have no effect on the outcome of the voting on any such proposal, and (ii) abstentions and broker non-votes will have the same effect as votes against Proposal Two.

  All of the directors and executive officers of the Company, other than E. Eugene Bishop, have indicated that they intend to vote all of the 3,855,088 shares of Company Common Stock over which they have voting power (representing approximately 11.0% of the shares of Company Common Stock outstanding as of the Special Meeting Record Date) in favor of the Distribution and each of the other Distribution Proposals.

PROXIES

  All shares of Company Common Stock represented by properly executed proxies will, unless such proxies have previously been revoked, be voted at the Special Meeting in accordance with the directions on the proxies. If no direction is indicated on a properly executed proxy, the shares will be voted in favor of the Distribution Proposals. If any other matters are properly presented at the Special Meeting for action, which is not anticipated, the proxy holders will vote the proxies (which confer authority to such holders to vote on such matters) in accordance with their best judgment. A Company stockholder returning a proxy may revoke it at any time before it is voted by communicating such revocation in writing to the Secretary of the Company or by executing and delivering a later-dated proxy. In addition, any person who has executed a proxy and is present at the Special Meeting may vote in person instead of by proxy, thereby cancelling any proxy previously given, whether or not written revocation of such proxy has been given. Any written notice revoking a proxy should be sent to Morrison Restaurants Inc., 4721 Morrison Drive, Post Office Box 160266, Mobile, Alabama 36625, Attention: Secretary.

NO APPRAISAL RIGHTS

  Stockholders of the Company will not be entitled to appraisal rights in connection with the Distribution Proposals.

COSTS OF SOLICITATION

  The Company will bear the costs of the solicitation of proxies in connection with the Special Meeting. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of Company Common Stock of whom they have knowledge, and will reimburse them for their expenses in so doing; and certain directors, officers and other employees of the Company, not specially employed for the purpose, may solicit proxies, without additional remuneration therefor, by personal interview or telephone. In addition, the
Company has retained            to assist in the solicitation for a fee of
$   , plus reimbursement for its reasonable out-of-pocket expenses and for payments made to brokers and other nominees for their expenses in forwarding
soliciting material.            will distribute proxy materials to beneficial
owners and solicit proxies by personal interview, mail, telephone and telegram, and will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of Company Common Stock held on the Special Meeting Record Date by such persons.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK

  The following table sets forth certain information as of January 17, 1996 (except as otherwise noted) regarding the amount of Company Common Stock beneficially owned by (i) all persons known to the Company who beneficially own more than five percent of the outstanding Company Common Stock, (ii) each individual who will be a director of RTI, MFCI or MHCI, (iii) each executive named in the RTI, MFCI or MHCI Summary Compensation Table, and (iv) all those individuals who will be directors and executive officers of RTI, MFCI and MHCI, respectively, as a group. An asterisk indicates beneficial ownership of less than one percent of the outstanding Company Common Stock.

                                                   NUMBER OF SHARES
                                                     BENEFICIALLY      PERCENT
NAME OR GROUP                                          OWNED(1)      OF CLASS(2)
-------------                                      ----------------  -----------
5% STOCKHOLDERS:
  Heine Securities Corporation(3).................    3,671,200(3)      10.5
  A.R. Outlaw (4).................................    3,651,165(5)      10.4
  Shawmut National Corporation(5).................    1,763,564(6)       5.0
DIRECTORS AND EXECUTIVE OFFICERS:
 Ruby Tuesday, Inc.:
  C. L. Arnold....................................        7,674           *
  S. E. Beall, III................................      796,330(7)       2.2
  J. B. McKinnon..................................       10,695(8)        *
  A. R. Outlaw (4)................................    3,651,165(5)      10.4
  B. F. Payton....................................        7,818           *
  D. Ratajczak....................................       16,380(9)        *
  D. W. von Arx...................................        9,945(10)       *
  R. D. McClenagan................................      161,503           *
  A. R. Johnson...................................       44,742           *
  P. G. Hunt......................................      110,385(11)       *
  J. R. Mothershed................................       43,478           *
  All future directors and
   executive officers of RTI
   as a group (12 persons)........................    4,895,469         13.6
 Morrison Fresh Cooking, Inc.:
  E. E. Bishop....................................    1,396,704(12)      3.9
  J. V. Biggins...................................            0           *
  C. P. Elliott...................................            0           *
  A. R. Outlaw (4)................................    3,651,165(5)      10.4
  D. Ratajczak....................................       16,380(9)        *

                                                NUMBER OF SHARES
                                                  BENEFICIALLY      PERCENT
NAME OR GROUP                                       OWNED(1)      OF CLASS(2)
-------------                                   ----------------  -----------
  R. L. Tatum..................................       84,687           *
  D. W. von Arx................................        9,945(10)       *
  C. D. Nelson.................................       13,176           *
  S. Lee, III..................................        7,462           *
  All future directors and executive officers
   of MFCI as a group
   (10 persons)................................    5,179,520         14.3
 Morrison Health Care, Inc.:
  C. L. Arnold.................................        7,674           *
  E. E. Bishop.................................    1,396,704(12)      3.9
  G. A. Davenport..............................       42,333(13)       *
  J. B. McKinnon...............................       10,695(8)        *
  B. F. Payton.................................        7,818           *
  A. R. Outlaw, Jr. ...........................      313,966           *
  J. D. Underhill..............................       20,381           *
  G. L. Anderson...............................          493           *
  C. L. Kolesar................................        1,441           *
  K. W. Engwall................................       21,626           *
  All future directors and executive officers
   of MHCI as a group
   (12 persons)................................    1,846,715          5.1

--------

 (1) Includes (i) shares subject to options exercisable within 60 days after January 17, 1996 held by the named persons and groups as follows: Ms. Arnold, 1,764; Mr. Beall, 697,500; Mr. McKinnon, 5,385; Dr. Payton, 1,764; Dr. Ratajczak, 5,385; Mr. von Arx, 5,385; Mr. McClenagan, 156,966;
     Mr. Johnson, 34,587; Mr. Hunt, 83,267; Mr. Mothershed, 38,482; all future directors and executive officers of RTI as a group, 1,059,928; Mr. Bishop, 1,062,612; Mr. Tatum, 73,002; Mr. Nelson, 9,507; Mr. Lee, 6,579;
     all future directors and executive officers of MFCI as a group, 1,162,470; Mr. Davenport, 34,471; Mr. Underhill, 18,564; Mr. Engwall, 19,445; and all future executive officers of MHCI as a group, 1,159,359; and (ii) shares held in the Company's Salary Deferral Plan as follows:
     Mr. Beall, 7,063; Mr. Mothershed, 112; all directors and executive officers of RTI as a group, 7,175; Mr. Davenport, 643; Ms. Kolesar, 322; Mr. Engwall, 318; and all future directors and executive officers of MHCI as a group, 4,732.

 (2) "Percent of Class" has been calculated by taking into account all shares as to which the indicated person has sole or shared voting or investment power (including shares subject to options exercisable within 60 days after January 17, 1996), without regard to any disclaimers of beneficial ownership by the person indicated.

 (3) The holder's address is 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078. The information presented is based on the holder's Schedule 13G dated November 10, 1995.

 (4) Mr. Outlaw's address is 4721 Morrison Drive, Mobile, Alabama 36609.

 (5) Includes (i) 2,569,204 shares held by Mr. Outlaw as executor or trustee of various estates and trusts for the benefit of relatives, and (ii) 49,711 shares owned by Mr. Outlaw's spouse.

 (6) The holder's address is 777 Main Street, Hartford, Connecticut 06115. The information presented is based on the holder's amendment to Schedule 13G dated January 20, 1995 which reports beneficial ownership with respect to the indicated shares as follows: (i) sole voting power, 1,691,889 shares;
     (ii) shared voting power, 11,500 shares; (iii) sole dispositive power, 1,529,364 shares; (iv) shared dispositive power, 234,200 shares; and (v) aggregate amount beneficially owned, 1,763,564 shares.

 (7) Includes 56,800 shares held by the Beall Family Ltd. Partnership, a limited partnership of which Mr. Beall is a General Partner.

 (8) Includes 2,250 shares owned by Mr. McKinnon and his spouse as tenants in common.

 (9) Includes 6,750 shares held in a KEOGH account for the benefit of Dr. Ratajczak.

(10) Includes 2,838 shares held by the von Arx Family Foundation, a charitable organization. Mr. von Arx may be deemed to share voting and dispositive power with respect to such shares by virtue of his position as a member of the Board of Directors of the foundation.

(11) Includes 17,275 shares held by Mr. Hunt's spouse. Mr. Hunt disclaims beneficial ownership of these shares.

(12) Includes 6,160 shares owned by Mr. Bishop's spouse.

(13) Includes (i) 325 shares held in an Individual Retirement Account for the benefit of Mr. Davenport and (ii) 88 shares held in an Individual Retirement Account for the benefit of Mr. Davenport's spouse.

                               THE DISTRIBUTION

GENERAL

  The Board of Directors of the Company approved (subject to the satisfaction of the conditions to the Distribution discussed under "--Conditions to the Distribution" below and the actual declaration of the dividend in respect of the Distribution) a plan to distribute all the outstanding shares of common stock, $.01 par value, of MFCI ("MFCI Common Stock"), and all the outstanding shares of common stock, $.01 par value, of MHCI ("MHCI Common Stock") to all holders of outstanding Company Common Stock. In the Distribution, each holder of Company Common Stock will receive as a dividend one share of MFCI Common Stock for every four shares of Company Common Stock held and one share of MHCI Common Stock for every three shares of Company Common Stock held. In addition, in connection with the Distribution, the Company Common Stock will be combined to effect the Reverse Stock Split and, as a consequence, Company stockholders will receive following the Distribution one share of common stock, $.01 par value, of RTI ("RTI Common Stock") for every two shares of Company Common Stock held prior to the Distribution.

MANNER OF EFFECTING THE DISTRIBUTION

  On or about the first business day following the Distribution Date, the Company will effect the Distribution by providing for the delivery of replacement certificates for all outstanding shares of MFCI Common Stock and replacement certificates for all outstanding shares of MHCI Common Stock to the Transfer Agent for the transfer and distribution to the holders of record on the Distribution Record Date of Company Common Stock. At the same time, the Company will also provide for the delivery of replacement certificates for shares of RTI Common Stock to the Transfer Agent.

  As a result of the Distribution, the Reincorporation and the Reverse Stock Split each holder of Company Common Stock will become the holder of (i) one share of MFCI Common Stock for every four shares of Company Common Stock held of record on the Distribution Record Date, (ii) one share of MHCI Common Stock for every three shares of Company Common Stock held of record on the Distribution Record Date, and (iii) one share of RTI Common Stock for every two shares of Company Common Stock held of record on the Distribution Record Date. The RTI Common Stock will represent the Company stockholders' continuing ownership interest in the Company.

  After the Distribution Date and until an outstanding certificate that represented shares of Company Common Stock before the Distribution is exchanged pursuant to the procedures described below, such certificate will be deemed to represent a number of shares of RTI Common Stock equal to one-half of the number of shares of Company Common Stock reflected on the face of such certificate, a number of shares of MHCI Common Stock equal to one-third of such number and a number of shares of MFCI Common Stock equal to one-fourth of such number. As in the case of the shares of Company Common Stock (RTI Common Stock after the Distribution), the shares of MFCI Common Stock and MHCI Common Stock will be fully paid and nonassessable, and the holders thereof will not be entitled to preemptive rights. See "Description of RTI Capital Stock," "Description of MFCI Capital Stock" and "Description of MHCI Capital Stock."

  To avoid confusion, the Company will issue new stock certificates in connection with the Distribution and the Reincorporation. Accordingly, in order to receive their certificates for MFCI Common Stock and MHCI Common Stock, stockholders must submit their certificates representing shares of Company Common Stock to be exchanged for (i) certificates bearing the name "Ruby Tuesday, Inc." representing their continuing ownership interest in the Company, (ii) certificates bearing the name "Morrison Fresh Cooking, Inc." representing the shares of MFCI Common Stock to which they are entitled as a result of the Distribution, and (iii) certificates bearing the name "Morrison Health Care, Inc." representing the shares of MHCI Common Stock to which they are entitled as a result of the Distribution. Certificates for MFCI Common Stock and MHCI Common Stock will not be issued until such submission. If stockholders do not submit their certificates representing shares of Company Common Stock, they may be prevented from transferring their interests in RTI, MFCI and MHCI after the Distribution because they will not have separate certificates representing such interests.

  On or about the first business day following the Distribution Date, the Company will instruct the Transfer Agent to mail to each stockholder of record on the Distribution Record Date a letter of transmittal and instructions for use in surrendering such stockholder's certificates representing shares of Company Common Stock. Each stockholder should immediately complete and sign the letter of transmittal and return it, along with such stockholder's certificates representing shares of Company Common Stock, to the Transfer Agent at the address set forth on the letter of transmittal. Upon receipt from each stockholder of a letter of transmittal, properly completed, and the stockholder's certificates representing shares of Company Common Stock, the Transfer Agent will issue in accordance with the directions contained in the completed letter of transmittal three separate certificates representing shares of RTI, MFCI and MHCI, respectively. Brokerage firms and other designees holding shares of Company Common Stock in street name should complete a letter of transmittal with respect to the stock so held on behalf of each of their customers. COMPANY STOCKHOLDERS SHOULD NOT SEND IN THEIR CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

  The Company currently has a stockholders rights plan (the "Company Rights Plan"). Certificates evidencing shares of Company Common Stock also represent the same number of Company Rights issued under the Company Rights Plan. It is anticipated that the Company Rights Plan will be continued following the Reincorporation. (The Company Rights Plan, as in effect following the Reincorporation, is hereinafter referred to as the "RTI Rights Plan.") Accordingly, after the Distribution, certificates evidencing shares of RTI Common Stock will also represent RTI Rights associated therewith and outstanding under the RTI Rights Plan. It is expected that the Board of Directors of MFCI will adopt a stockholders rights plan (the "MFCI Rights Plan"). Certificates evidencing shares of MFCI Common Stock issued in the Distribution will therefore also represent the same number of MFCI Rights issued under the MFCI Rights Plan. It is also expected that the Board of Directors of MHCI will adopt a stockholders rights plan (the "MHCI Rights Plan"). Certificates evidencing shares of MHCI Common Stock issued in the Distribution will therefore also represent the same number of MHCI Rights issued under the MHCI Rights Plan. See "Description of RTI Capital Stock--RTI Rights Plan," "Description of MFCI Capital Stock--MFCI Rights Plan" and "Description of MHCI Capital Stock--MHCI Rights Plan." Unless the context otherwise requires, references herein to Company Common Stock include the associated Company Rights; references herein to RTI Common Stock include the associated RTI Rights; references herein to MFCI Common Stock include the associated MFCI Rights; and references herein to MHCI Common Stock include the associated MHCI Rights.

  No certificates representing fractional shares of RTI Common Stock will be issued in the Reincorporation merger and no certificates for fractional shares of MFCI Common Stock or MHCI Common Stock will be delivered in the Distribution. The Transfer Agent will aggregate fractional shares into whole shares of RTI Common Stock, MFCI Common Stock and MHCI Common Stock, as applicable, and an independent agent retained by the Company will sell them in the open market at prevailing prices on behalf of holders who otherwise would be entitled to receive fractional share interests. Such persons will then receive a cash payment for the amount of their allocable share of the total sale proceeds. The amount of such payment will depend on the prices at which the aggregated fractional shares are sold by the independent agent in the open market shortly after the Distribution Date. Such sales are expected to be made as soon as practicable after the Distribution. RTI, MFCI and MHCI, as appropriate, will bear the cost of any commission incurred in connection with such sales.

  Company stockholders will not have to make any payment to receive their pro rata share of the Distribution. However, any stockholder submitting certificates representing shares of Company Common Stock for exchange who is not the record holder of the shares represented by such certificate, or who requests that certificates for any shares of RTI Common Stock, MFCI Common Stock or MHCI Common Stock be issued to any other person, must provide evidence of payment of all applicable transfer taxes.

  Stockholders of the Company having inquiries relating to the Distribution prior to the Distribution Date should contact Margie Naman, Director, Investor Relations, telephone number (334) 344-3000. Written inquiries may be directed to Morrison Restaurants Inc., 4721 Morrison Drive, Post Office Box 160266, Mobile, Alabama 36625, Attention: J. Russell Mothershed, Senior Vice President, Finance.

CONDITIONS TO THE DISTRIBUTION

  The Distribution is subject to (i) approval of the Distribution Proposals by stockholders of the Company; (ii) receipt of a favorable ruling from the Internal Revenue Service as to certain Federal income tax consequences of the Distribution; (iii) receipt of all necessary consents of any third parties and receipt of any necessary opinions of counsel and other experts; (iv) receipt of all necessary consents of any governmental or regulatory bodies; (v) the Registration Statement on Form 10 under the Exchange Act, to be filed by MFCI with the Securities and Exchange Commission (the "SEC") in respect of the MFCI Common Stock, having become effective; (vi) the Registration Statement on Form 10 under the Exchange Act, to be filed by MHCI with the SEC in respect of the MHCI Common Stock, having become effective; (vii) the shares of MFCI Common Stock and MHCI Common Stock to be issued or initially reserved for issuance having been approved for listing on a national securities exchange or the Nasdaq Stock Market, subject to official notice of issuance; (viii) consummation of the Reincorporation substantially simultaneous with the Distribution; and (ix) there not being in effect any statute, rule, regulation or order of any court, governmental or regulatory body which prohibits or makes illegal the transactions contemplated by the Distribution. The Board of Directors of the Company has retained discretion, even if stockholder approval of the Distribution Proposals is obtained and the other conditions to the Distribution are satisfied, to abandon, defer or modify the Distribution or the Reincorporation. The terms of the Distribution thus may be modified or conditions thereto may be waived by the Board of Directors of the Company. However, the Board of Directors of the Company will not waive the requirement of receipt of a favorable ruling from the Internal Revenue Service unless in the Board's judgment, based on the opinion of counsel, the Distribution will qualify for non-recognition treatment (except to the extent of any cash received in lieu of fractional shares) to both the holders of Company Common Stock, and the Company, MFCI and MHCI under the provisions of Sections 355 and 368(a)(1)(D) of the Internal Revenue Code.

CERTAIN ORGANIZATIONAL MATTERS

  Prior to the Distribution, the Company will transfer substantially all of the assets and liabilities of the Family Dining Division of its Morrison Group to MFCI and substantially all of the assets and liabilities of the Health Care Division of its Morrison Group to MHCI. In addition, substantially concurrently with the Distribution and the Reincorporation, Ruby Tuesday, Inc., an existing wholly-owned subsidiary of the Company incorporated in Delaware, will be merged with and into RTI pursuant to a short-form statutory merger and, in such merger, the name of RTI will be changed from "Ruby Tuesday (Georgia), Inc." to "Ruby Tuesday, Inc." Neither the transfers of assets and liabilities described above nor the short-form statutory merger require approval by the stockholders of the Company under applicable corporate law. Stockholder approval for the transfers and the short-form merger is not being sought.

REASONS FOR THE DISTRIBUTION

  Management of the Company is continuously seeking to enhance stockholder value and has considered from time to time various ideas and opportunities, including new business and financial strategies, internal restructurings, acquisitions and divestitures and other possible transactions. In the context of an overall analysis of the Company's strategic direction during 1991, the Board of Directors considered on a preliminary basis the advantages and disadvantages of modifying the Company's structure by effecting a spin-off of one or more of its operations. The Board of Directors determined not to pursue a spin-off at that time. In June 1995, the Board of Directors again considered on a preliminary basis the possibility of separating the Company's businesses into two or three independent companies. At that meeting, the Board of Directors authorized the Executive Committee of the Board of Directors to evaluate the strategic benefits of a sale or spin-off of one or two of its businesses, and directed the Executive Committee to make a recommendation to the Board of Directors for consideration. At a meeting held on September 26, 1995, the Board of Directors considered the Distribution and transactions related thereto and approved the Distribution by a vote of six to two (with one director absent). The director who was absent subsequently reviewed the material presented to the Board of Directors in connection with its consideration of the Distribution and expressed his support for the Distribution and his assent to the Board of

Directors' actions in connection therewith. At its regular meeting on January 10, 1996, the Board of Directors, with one director abstaining, ratified the Distribution and ratified and approved each of the Distribution Proposals.

  The Board of Directors of the Company believes that the Distribution is in the best interests of the Company and its stockholders for the following reasons:

  Management, Business Focus and Growth. The separation of the Company's three lines of business into three independent companies will:

      1. allow the management and employees of each of the three businesses to concentrate their full attention on their separate operations and to independently establish priorities and strategies for growth to maximize return on invested capital; and

      2. permit each company to reward management and employees based on the performance of their respective business and to design equity-based incentive compensation that will reflect the results of each of the companies' independent operations, including the establishment by MFCI and MHCI of equity-based benefit plans which can hold MFCI Common Stock and MHCI Common Stock, respectively. This will increase management's accountability and align the interests of management and employees more directly with those of the stockholders.

  Capital Market Accessibility. As a single company, the Company's three businesses had no or very limited ability to independently access the capital markets to finance expansion or to pursue growth opportunities. The separation of the Company's three lines of business into three independent companies will:

      1. allow the use of equity of the independent business units to be issued in connection with strategic acquisitions that may be considered by such units; and

      2. permit direct access to the equity and debt markets to raise capital to finance expansion or other operating needs.

  Direct access to the capital markets and the ability to use equity of the independent business units will provide a more accurate cost and more efficient use of the independent businesses' capital because it will reflect the independent results of each businesses' operations.

  Valuation and Investor Understanding. The creation of a public market for each of the three businesses will:

      1. establish a value for each company that is independent of the other businesses and facilitate development by enhancing the ability of each company to enter into merger and acquisition transactions using its own stock;

      2. provide investors and securities analysts a clearer basis on which to understand and analyze the three businesses; and

      3. allow potential investors with differing investment objectives, risk tolerance and dividend expectations to direct their investments more directly to the areas of their primary interest.

FEDERAL INCOME TAX CONSEQUENCES OF THE DISTRIBUTION

  The Company has requested a ruling from the Internal Revenue Service substantially to the effect that, among other things, the Distribution will qualify as a tax-free spin-off under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code. Under Section 355 of the Internal Revenue Code, in general:

    1. Holders of Company Common Stock will not recognize any income, gain or loss as a result of the Distribution except that holders of Company Common Stock that receive cash in lieu of fractional shares of MFCI Common Stock or MHCI Common Stock will recognize gain or loss equal to the difference between such cash and the tax basis allocated to such fractional shares. Any such gain or loss will constitute capital gain or loss if the MFCI and/or MHCI Common Stock are capital assets in the hands of the holder on the Distribution Date.

    2. Holders of Company Common Stock will apportion the tax basis of their Company Common Stock among such Company Common Stock and any MFCI Common Stock and MHCI Common Stock (including fractional shares of MFCI Common Stock or MHCI Common Stock) received by such holder in the Distribution in proportion to the relative fair market values of such Common Stock on the Distribution Date.

    3. The holding period for the MFCI Common Stock and MHCI Common Stock received in the Distribution by holders of Company Common Stock will include the period during which such holder held the Company Common Stock with respect to which the Distribution was made, provided that such Company Common Stock is held as a capital asset by such holder on the Distribution Date.

    4. The Distribution will not be treated as a taxable disposition of MFCI or MHCI by the Company.

  Current Treasury regulations require each holder of Company Common Stock who receives MFCI Common Stock or MHCI Common Stock pursuant to the Distribution to attach to his or her Federal income tax return for the year in which the Distribution occurs a detailed statement setting forth such data as may be appropriate in order to show the applicability of Section 355 of the Internal Revenue Code to the Distribution. RTI will convey the appropriate information to each holder of record of Company Common Stock as of the Distribution Record Date.

  The receipt of a ruling from the Internal Revenue Service, substantially to the foregoing effect, is a condition to the Distribution. The Board of Directors of the Company has reserved the right to waive the receipt of such ruling as a condition to consummation of the Distribution. The Board of Directors of the Company will not waive the requirement of receipt of a favorable ruling from the Internal Revenue Service unless in the Board's judgment, based on the opinion of counsel, the Distribution will qualify for nonrecognition treatment (except to the extent of any cash received in lieu of fractional shares) to both the holders of Company Common Stock, and the Company, MFCI, and MHCI under the provisions of Sections 355 and 368(a)(1)(D) of the Internal Revenue Code.

  Such a ruling, while generally binding upon the Internal Revenue Service, is subject to certain factual representations and assumptions. If such factual representations and assumptions were incorrect in a material respect, such ruling could become invalid. The Company is not aware of any facts or circumstances which would cause such representations and assumptions to be untrue. Each of the Company, MFCI, and MHCI has agreed to certain restrictions on its future actions to provide further assurances that Section 355 of the Internal Revenue Code will apply to the Distribution. See "Relationship Among RTI, MFCI, and MHCI After the Distribution." If the Distribution were not to qualify under Section 355 of the Internal Revenue Code, then, in general, a corporate tax (which would be very substantial) equal to the applicable tax rate (both federal and state) times the excess of (x) the fair market value of the MFCI Common Stock and the MHCI Common Stock over (y) the adjusted basis of such MFCI Common Stock and MHCI Common Stock would be payable by the consolidated group, of which the Company is the common parent. Under the consolidated return rules, each member of the consolidated group (including MFCI and MHCI) is jointly and severally liable for such tax liability. If the Distribution occurred and it were not to qualify as a tax-free spin-off under
Section 355 of the Internal Revenue Code, the resulting tax liability would have a material adverse effect on the financial position, results of operations and cash flows of each of RTI, MFCI and MHCI.

  Furthermore, if the Distribution were not to qualify as a tax-free spin-off, each Company stockholder receiving shares of MFCI Common Stock and MHCI Common Stock in the Distribution would be treated as if such stockholder had received a distribution in an amount equal to the fair market value of MFCI Common Stock and MHCI Common Stock received, which would (x) first be taxable as a dividend to the extent of such stockholder's pro rata share of the Company's current and accumulated earnings and profits, (y) then be considered a reduction in such stockholder's basis in Company Common Stock to the extent the amount received exceeds such stockholder's share of earnings and profits, and (z) finally, result in the recognition of a gain from the exchange of Company Common Stock to the extent the amount received exceeds both such stockholder's share of earnings and profits and such stockholder's basis in Company Common Stock. Any dividend income considered received by the Company's stockholders who are not exempt from taxation as a result of the Distribution would be subject to federal income taxation at rates (in the case of a taxpayer that is not a corporation) of up to 39.6% currently, plus any applicable state income tax rate. The Company estimates that substantially all, if not all, of the Distribution will be treated as a dividend if the Distribution does not qualify as a tax-free spin-off under the provisions of
Section 355 of the Internal Revenue Code.

  Additional taxes may be asserted against RTI, MFCI and MHCI in the course of audits by the Internal Revenue Service or state, local or foreign taxing authorities with respect to ongoing business operations or these restructurings of the Company. Assertions of additional tax liability in the course of such audits are a routine matter, and the Company believes that it has adequately provided for any such assertions. The Company, MFCI and MHCI have entered into an agreement providing for an equitable allocation of any such liability that may be asserted. See "Relationship Among RTI, MFCI and MHCI After the Distribution."

  The foregoing summary of the anticipated Federal income tax consequences of the Distribution is for general information only. COMPANY STOCKHOLDERS SHOULD CONSULT THEIR OWN ADVISERS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE DISTRIBUTION, INCLUDING THE APPLICATION AND EFFECT OF FOREIGN, STATE AND LOCAL TAX LAWS.

LISTING AND TRADING OF RTI COMMON STOCK, MFCI COMMON STOCK AND MHCI COMMON
STOCK

  It is anticipated that the RTI Common Stock will trade on the New York Stock Exchange ("NYSE") under the symbol "RI," the current trading symbol for the Company Common Stock. As is noted below under "--Certain Factors Affecting Trading Prices," the trading prices for RTI Common Stock will be affected by the Distribution and the Reverse Stock Split. In addition, the prices for RTI Common Stock will be determined in the marketplace and may be influenced by many factors, including (i) the depth and liquidity of the market for RTI Common Stock, (ii) developments affecting the business of RTI, (iii) investor perception of RTI and (iv) general economic and market conditions.

  Prior to the date hereof, there has not been any established trading market for MFCI Common Stock or MHCI Common Stock. Each of MFCI and MHCI will make application to the NYSE for the listing, as applicable, of the MFCI Common Stock and MHCI Common Stock under the symbols "MFC" and "MHI," respectively. It is possible that MFCI Common Stock and MHCI Common Stock will be approved for listing on the NYSE prior to the Distribution Date, and trading may commence on a "when-issued" basis prior to the Distribution. It is also possible that RTI Common Stock would be traded on a "when-distributed" basis prior to the Distribution. On the first NYSE trading day following the Distribution Date, "when-distributed" or "when-issued" trading, as applicable, in respect of each of the RTI Common Stock, MFCI Common Stock and MHCI Common Stock would end and "regular-way" trading would begin. The NYSE will not approve any trading in respect of the MFCI Common Stock or MHCI Common Stock until the SEC has declared effective the Registration Statement on Form 10 of MFCI in respect of the MFCI Common Stock and the Registration Statement on Form 10 of MHCI in respect of the MHCI Common Stock. It is expected that each of MFCI and MHCI will file with the SEC a Registration Statement on Form 10, respectively, prior to the Special Meeting and request effectiveness of such Registration Statements prior to the Distribution Date.

  There can be no assurance as to the prices at which the Company Common Stock (RTI Common Stock after the Distribution), MFCI Common Stock and MHCI Common Stock will trade before, on or after the Distribution Date. Until each of the MFCI Common Stock and MHCI Common Stock is fully distributed and an orderly market develops in the MFCI Common Stock and MHCI Common Stock, the respective price at which each such stock trades may fluctuate significantly and may be lower than the respective price that would be expected for a fully distributed issue. Prices for each of the MFCI Common Stock and MHCI Common Stock will be determined in the marketplace and may be influenced by many factors, including
(i) the depth and liquidity of the market for MFCI Common Stock and MHCI Common Stock, as applicable, (ii) developments affecting the respective businesses of MFCI and MHCI generally, (iii) investor perception of MFCI and MHCI, respectively, and (iv) general economic and market conditions.

  Shares of MFCI Common Stock and MHCI Common Stock distributed to Company stockholders will be freely transferable, except for shares of MFCI Common Stock received by persons who may be deemed to be "affiliates" of MFCI under the Securities Act of 1933, as amended (the "Securities Act"), and shares of MHCI Common Stock received by persons who may be deemed to be "affiliates" of MHCI under the Securities Act. Persons who may be deemed to be affiliates of MFCI or MHCI after the Distribution generally include individuals or entities that control, are controlled by, or are under common control with, MFCI or MHCI, as applicable, and will include directors and certain officers of MFCI or MHCI, as applicable, as well as principal stockholders of MFCI or MHCI, as applicable. Persons who are affiliates of MFCI will be permitted to sell their shares of MFCI Common Stock only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, such as the exemption afforded by Section 4(1) of the Securities Act or Rule 144 thereunder. Similarly, persons who are affiliates of MHCI will be permitted to sell their shares of MHCI Common Stock only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, such as the exemption afforded by Section 4(1) of the Securities Act or Rule 144 thereunder.

CERTAIN FACTORS AFFECTING TRADING PRICES

  As a result of the Distribution, it is expected that the trading price of RTI Common Stock will be lower immediately following the Distribution as compared to the trading price of the Company Common Stock immediately prior to the Distribution Date, although the Reverse Stock Split is expected to offset somewhat such effect. The aggregate market values of RTI Common Stock, MFCI Common Stock and MHCI Common Stock after the Distribution may be less than, equal to, or greater than the market value of Company Common Stock prior to the Distribution Record Date.

TREATMENT OF INDEBTEDNESS

  In connection with the Distribution, the Company intends to restructure and allocate the consolidated indebtedness of the Company among RTI, MFCI and MHCI. This allocation of indebtedness is expected to reflect, among other factors, the cash flows available from each company after payment of anticipated dividends and the debt levels appropriate upon consideration of each company's growth plans. The Company (RTI after the Distribution), MFCI and MHCI will agree in the Distribution Agreement to use their respective commercially reasonable efforts to achieve the allocation of indebtedness of the Company reflected in the capital structure of the Company (RTI after the Distribution), MFCI and MHCI set forth in their respective historical financial statements included elsewhere herein. See "Relationship Among RTI, MFCI and MHCI After the Distribution--Distribution Agreement."

  The Company expects that it will allocate an aggregate of $32.1 million of its indebtedness outstanding at December 2, 1995 to MHCI, with the balance of $85.6 million to be assumed by RTI. This allocation of indebtedness is reflected in the historical financial statements of the Company, MFCI and MHCI included elsewhere herein.

  Management of the Company believes that there is sufficient financing capability in respect of RTI, MFCI and MHCI to accomplish the contemplated allocation of indebtedness and to permit each of RTI, MFCI and MHCI to operate its business as currently contemplated. See "Company Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources," "MFCI Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources" and "MHCI Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources."

  The Company expects to establish credit facilities for each of RTI, MFCI and MHCI in advance of the Distribution. Although management of the Company has not completed formal negotiations with potential lenders, the Company received non-binding term sheets from potential lenders and expects that such credit facilities would provide sufficient liquidity for each of the RTI, MFCI and MHCI's respective funding needs and would reflect terms customary in the commercial bank credit market at the relevant time. In connection with establishing the credit facilities for MHCI, potential lenders are requiring that MHCI maintains positive equity after the Distribution. To meet this anticipated requirement, the Company expects to transfer the cash necessary (currently estimated to not exceed $8,100,000) at the time of Distribution. Such cash transfer has been reflected in the accompanying Unaudited Pro Forma Financial Statements.

INTEREST OF CERTAIN PERSONS IN THE DISTRIBUTION

  As a result of the Distribution, individuals who are directors and executive officers of the Company and certain individuals who will be directors and executive officers of RTI, MFCI or MHCI will receive MFCI Common Stock and MHCI Common Stock in respect of the Company Common Stock held by such individuals. The beneficial ownership of Company Common Stock for such individuals is reflected above under "Introduction--Beneficial Ownership of Common Stock."

  Stock options held by individuals who are directors and executive officers of the Company and certain individuals who will be directors and executive officers of RTI, MFCI or MHCI will be substituted in connection with the Distribution with stock options of RTI, MFCI and MHCI, as set forth in detail under "Employee

Benefits and Compensation Matters--Equity-Based Compensation Plans" and "-- Company Directors' Plan." RTI expects to continue the existing employee benefit plans maintained by the Company. Also, employee benefit plans for the benefit of such individuals and others will be adopted by each of MFCI and MHCI effective as of the Distribution Date to provide benefits and incentives similar to those currently provided by the Company.

  Each of the current members of the Board of Directors of the Company, other than Samuel E. Beall, III, is expected to become a director of two of the three companies after the Distribution. Mr. Beall will continue to serve as Chairman of the Board of Directors of RTI but is not expected to serve on the Board of Directors of either of MFCI or MHCI. Dolph W. von Arx and John B. McKinnon, current members of the Board of Directors of the Company, are expected to serve as Chairmen of the Board of Directors of MFCI and MHCI, respectively, and it is anticipated that they would provide additional services to MFCI and MHCI, respectively, for which they would be compensated on a per diem basis.

  Information concerning the management and executive and director compensation arrangements of RTI, MFCI and MHCI, respectively, after the Distribution is set forth under "RTI Management and Executive Compensation," "MFCI Management and Executive Compensation" and "MHCI Management and Executive Compensation."

ACCOUNTING TREATMENT

  The Distribution has been recorded as a discontinuance of the businesses of MFCI and MHCI in the consolidated financial statements of the Company included elsewhere herein. The historical financial statements of MFCI and MHCI contained in this Proxy Statement are presented as if MFCI and MHCI were separate entities for all periods presented. This Proxy Statement contains certain pro forma financial information for each of the Company, MFCI and MHCI that gives effect to the Distribution as of the beginning of fiscal years 1995 and 1996 for purposes of presentation of operating results and as of December 2, 1995 for purposes of presentation of financial position.

  After the Distribution, the date of the fiscal year end for both MFCI and MHCI will be the first Saturday after May 30. The date of the fiscal year end for RTI will remain the first Saturday after May 30.

                              THE REINCORPORATION

  Subject to the conditions summarized below, the Company will be reincorporated in Georgia by merging into RTI pursuant to an Agreement and Plan of Merger (the "Merger Agreement") between the Company and RTI. In addition, pursuant to the Merger Agreement, the Company Common Stock will be combined to effect the Reverse Stock Split. RTI will succeed to all the business, properties, assets and liabilities of the Company (giving effect to the Distribution) and the stockholders of the Company will automatically become stockholders of RTI. After the Reincorporation, the rights of the RTI stockholders will be governed by Georgia law and by the RTI Articles of Incorporation and Bylaws, rather than by Delaware law and the Company's existing Certificate of Incorporation and Bylaws.

  If Proposal Two is approved, it is expected that the Reincorporation will be consummated substantially simultaneously with the Distribution.

PRINCIPAL REASON FOR REINCORPORATION

  The State of Delaware requires a Delaware corporation to pay an annual franchise tax based on either (i) the number of shares of capital stock authorized in its Certificate of Incorporation or (ii) the assumed par value of its authorized shares of capital stock. The minimum franchise tax is $30 and the maximum tax is $150,000. Based on the number of shares of capital stock authorized in the Company's Certificate of Incorporation, the Company would be required to pay $150,000 per year in franchise taxes as a Delaware corporation. The assumed par value alternative currently produces a tax in excess of this amount.

  In contrast, the State of Georgia requires a Georgia corporation to pay franchise taxes based on the corporation's net worth. Net worth consists of total capital stock issued (including treasury stock), paid-in capital, and retained earnings. The minimum tax is $10 and the maximum tax is $5,000, which is reached when net worth exceeds $22 million. Because RTI's net worth will exceed this threshold, RTI would be required to pay the maximum tax per year in franchise taxes as a Georgia corporation. As a result, RTI would save approximately $145,000 annually in franchise taxes by changing its state of incorporation from Delaware to Georgia.

MERGER AGREEMENT

  The following is a summary of certain provisions of the Merger Agreement and related matters. The text of the Merger Agreement is attached as Annex A hereto.

  RTI Common Stock. Upon the effectiveness of the Reincorporation merger, each outstanding share of Company Common Stock will be automatically converted into one-half of one share of RTI Common Stock. No fractional shares of RTI Common Stock will be issued in the Reincorporation. The Transfer Agent will aggregate fractional shares into whole shares of RTI Common Stock and an independent agent retained by the Company will sell them in the open market at prevailing prices on behalf of holders who would be entitled to receive fractional share interests. Such person will then receive a cash payment for the amount of their allocable share of the total sale proceeds. See "The Distribution-- Manner of Effecting the Distribution." RTI Common Stock will be entitled to the same rights, powers, qualifications, limitations and restrictions as the presently outstanding Company Common Stock, although some differences will arise as a result of the application of Georgia law. See "Comparison of Stockholders Rights."

  Stockholders Rights Plan. Certificates evidencing shares of Company Common Stock also represent Company Rights issued under the Company Rights Plan. It is anticipated that the Company Rights Plan will be continued following the Reincorporation as the RTI Rights Plan. In the Reincorporation, Company Rights will be automatically converted into RTI Rights. See "Description of RTI Capital Stock--RTI Rights Plan."

  Exchange of Stock Certificates. The Company will issue new stock certificates in connection with the Distribution and the Reincorporation. See "The Distribution--Manner of Effecting the Distribution" for information concerning the procedure for exchanging stock certificates. COMPANY STOCKHOLDERS SHOULD NOT SEND IN THEIR CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

  Conditions to the Reincorporation. The Reincorporation is subject to (i) the approval of Proposal Two by stockholders of the Company; and (ii) the Distribution occurring.

  Termination; Amendment. The Merger Agreement may be terminated or abandoned by the Board of Directors of the Company or RTI at any time prior to the filing of the appropriate certificate of merger with the Secretary of State of Georgia or Delaware. The Board of Directors of the Company and RTI may jointly amend, modify and supplement the Merger Agreement prior to the effective time of the Reincorporation merger in such manner as they may deem appropriate at any time before approval or adoption of the Merger Agreement by the Company stockholders. Any amendment, modification or supplement to the Merger Agreement after the approval or adoption by the Company stockholders but prior to the effective time of the Reincorporation merger shall require the approval or adoption thereof by the Company stockholders; provided, however, that the approval or adoption thereof by the Company stockholders shall not be required with respect to any amendment, modification or supplement to the Merger Agreement that (i) does not alter (a) the amount or kinds of shares, securities, cash, property and/or rights to be received thereunder in exchange for any of the shares of Company Common Stock, or (b) any term of the Articles of Incorporation of the surviving corporation as provided for in the Merger Agreement, or (ii) otherwise alters any of the terms and conditions of the Merger Agreement if such alteration would not adversely affect the holders of Company Common Stock.

THE REVERSE STOCK SPLIT

  General. If the Reincorporation is approved by the stockholders of the Company, upon the effectiveness of the Reincorporation merger, the Reverse Stock Split will also become effective, and each certificate representing shares of Company Common Stock outstanding immediately prior to the Reincorporation will be deemed automatically, without any action on the part of the holder of such certificate, to represent one-half the number of shares of Company Common Stock represented by such certificate prior to the Reincorporation. See "The Distribution--Manner of Effecting the Distribution" for information concerning the procedure for exchanging stock certificates.

  Purposes of the Reverse Stock Split. The Board of Directors of the Company expects that the shares of RTI Common Stock following the Distribution would trade at prices significantly lower than the price level at which the Company Common Stock traded prior to the Distribution. The Board of Directors of the Company believes that the expected per share price of the RTI Common Stock following Distribution would reduce the effective marketability of the shares because of the reluctance of many leading institutional investors to trade in low-priced stocks and because brokerage firms are reluctant to recommend low-priced stocks to their clients.

  Certain institutional investors also have internal policies and practices which tend to discourage individual brokers within those firms from dealing in low-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of low-priced stocks because the brokers' commission on a sale of low-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced stock. The Reverse Stock Split should result in an increased quoted market price of the RTI Common Stock following the Distribution.

  The Board of Directors believes that the decrease in the number of shares of RTI Common Stock outstanding following the Distribution as a consequence of the Reverse Stock Split (as compared to the shares that would be outstanding in the absence of the Reverse Stock Split) will result in a quoted market price of the RTI Common Stock at a level which the Board believes is a more readily accepted trading price in the capital markets. There can be no assurance, however, that any such increase would be in proportion to the one-for-two reverse stock split ratio, or that the per share price level of the RTI Common Stock immediately after the Reverse Stock Split will be maintained for any period of time.

  Effects of the Reverse Stock Split. The Reverse Stock Split will decrease by 50% the number of shares of RTI Common Stock that would be issued and outstanding following the Distribution. The Reverse Stock Split will not affect any stockholder's proportionate equity interest in RTI (other than as a result of the treatment of fractional interests) or the rights, preferences, privileges or priorities of the RTI Common Stock. Furthermore, the Reverse Stock Split will not affect the stockholders' equity in RTI as reflected in the financial statements of the Company included elsewhere herein except to change the number of issued and outstanding shares of Company Common Stock (RTI Common Stock following the Distribution and the Reincorporation). The adjustments in the exercise price of, and number of shares issuable under, the Company's outstanding stock options to reflect the Distribution will also reflect the Reverse Stock Split. See "Employee Benefits and Compensation Matters--Equity-Based Compensation Plans."

OTHER CHANGES AFFECTING STOCKHOLDERS

  Differences between Delaware and Georgia law would result in certain changes affecting stockholders. For a discussion of certain significant differences between Delaware and Georgia law, see "Comparison of Stockholders Rights."

  The Articles of Incorporation of RTI after the Reincorporation would be the same as the Certificate of Incorporation of the Company in all material respects, except that the range of the number of directors would be changed from nine to 12 to three to 12 to provide more flexibility for the Board of Directors of RTI in fixing the number of directors. A copy of the Articles of Incorporation of RTI is included as Annex B hereto.

  The Bylaws of RTI would be the same as the Bylaws of the Company in all material respects, except for changes necessary to conform to Georgia law. A copy of the Bylaws of RTI is included as Annex C hereto.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

  The following is a summary of the material Federal income tax consequences of the Reincorporation and the Reverse Stock Split to the Company and its stockholders.

  The merger of the Company into RTI, as described above, will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code. The Reverse Stock Split should qualify as a tax-free recapitalization under Section 368(a)(1)(E) of the Internal Revenue Code to the extent that shares of Company Common Stock held prior to the Reverse Stock Split are exchanged for shares of RTI Common Stock following the Reverse Stock Split. In addition, for Federal income tax purposes:

    (1) Neither the Company nor its stockholders will recognize any gain or loss by reason of the conversion of Company Common Stock into RTI Common Stock or the transfer of assets (subject to liabilities) by the Company to RTI in connection with the Reincorporation merger.

    (2) The shares of RTI Common Stock issued as a result of the Reincorporation merger in the hands of a stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of Company Common Stock (less that portion, if any, allocable to fractional shares) held by that stockholder immediately prior to the Reincorporation merger.

    (3) The holding period of the shares of RTI Common Stock issued as a result of the Reincorporation in the hands of a stockholder will include the period during which the stockholder held the shares of Company Common Stock prior to the Reincorporation provided the shares of Company Common Stock were held as a capital asset on the date of conversion.

    (4) The payment of cash in lieu of fractional shares of RTI Common Stock will be treated for Federal income tax purposes as if the fractional shares were distributed as part of the recapitalization and then redeemed by RTI. Consequently, a stockholder will recognize capital gain or loss equal to the difference between the cash received and the stockholder's tax basis in the fractional share surrendered if the RTI Common Stock is a capital asset in the hands of the stockholder on the date of Reincorporation.

                  AMENDMENTS TO COMPANY STOCK INCENTIVE PLAN

  In connection with the Distribution, the Company, MFCI and MHCI intend to agree to cause all outstanding stock options granted under the Company Stock Incentive Plan to be adjusted as described under "Employee Benefits and Compensation Matters--Equity-Based Compensation Plans."

  The Company Stock Incentive Plan provides that in the event of a merger, consolidation or other reorganization of the Company, the Committee administering the Company Stock Incentive Plan (the "Committee") may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect the event or in anticipation of such merger, consolidation or reorganization, including without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards.

  While the Distribution is the type of event contemplated by the adjustment provisions of the Company Stock Incentive Plan, a spin-off is not one of the transactions specifically listed in those adjustment provisions. The Board of Directors believes that the adjustments proposed to be made in connection with the Distribution are fair and equitable to the optionees and the stockholders. The Board of Directors believes that the amendments proposed are consistent with the existing provisions of the Company Stock Incentive Plan. Nevertheless, the Board of Directors will adopt amendments to the Company Stock Incentive Plan to provide the Committee with the express authority under the Company Stock Incentive Plan to make appropriate adjustments to outstanding awards to reflect the Distribution as described under "Employee Benefits and Compensation Matters--Equity-Based Compensation Plans" and to state affirmatively that the awards outstanding under the Company Stock

Incentive Plan will not expire prematurely due to an individual's termination of employment with the Company in connection with the Distribution provided that the individual continues in the employ of MFCI or MHCI following the Distribution.

  The Company Stock Incentive Plan is also proposed to be amended to add directors as a class of individuals eligible for awards. The Board of Directors believes it is desirable to provide the Committee with the capacity to grant equity-based awards to non-employee members of the Board of Directors who provide additional services to RTI.

  As amended, the relevant portions of the Company Stock Incentive Plan would read as follows:

      "Stock Incentives may be granted only to officers, employees and directors of the Company or an affiliate; provided, however, that directors who serve on the Committee shall not be eligible to receive awards that are subject to Section 16 of the Securities Exchange Act of 1934 while they are members of the Committee and that an Incentive Stock Option may only be granted to an employee of the Company or any Parent or Subsidiary."

      "Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Incentive Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine; provided that, a Participant who continues in the service of Morrison Fresh Cooking, Inc. or Morrison Health Care, Inc. immediately following a spin-off of either such Subsidiary shall not be deemed to have incurred a Termination of Service solely by reason of the spin-off."

      "In the event of any merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, extraordinary dividend, reorganization, other change in corporate structure or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards. Any adjustment pursuant to this Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive."

  In addition, in connection with the Distribution, the Company Stock Incentive Plan will be amended to change the name thereof to the "Ruby Tuesday, Inc. 1996 Stock Incentive Plan" and to increase the number of shares authorized for issuance thereunder by 250,000 (as adjusted for the Reverse Stock Split). The number of shares originally reserved for issuance under the Company Stock Incentive Plan was 750,000 (as adjusted for the Reverse Stock Split) of which approximately 450,000 (as adjusted for the Reverse Stock Split) are expected to be subject to stock options that will be outstanding following the Distribution and approximately 40,000 (as adjusted for the Reverse Stock Split) were previously issued under the Company Stock Incentive Plan.

  The following table sets forth information regarding stock options granted under the Company Stock Incentive Plan during fiscal 1995 to each of the RTI named executives (see "RTI Management and Executive Compensation--Compensation of RTI Executive Officers"), all persons who will serve as executive officers of RTI following the Distribution as a group, and to all other persons who will continue as employees of RTI following the Distribution as a group.

                                                                     OPTIONS TO
                                                                      PURCHASE
                                                                      COMPANY
                                                                       COMMON
NAME AND POSITION WITH RTI OR GROUP                                 STOCK (#)(1)
-----------------------------------                                 ------------
S. E. Beall, III...................................................      -0-
 Chairman of the Board
 and Chief Executive Officer
R. D. McClenagan...................................................      -0-
 President, Ruby Tuesday Division
A. R. Johnson......................................................    2,190
 Senior Vice President, Strategy, Planning and Marketing
P. G. Hunt.........................................................      783
 Senior Vice President,
 General Counsel and Secretary
J. R. Mothershed...................................................    5,037
 Senior Vice President, Finance
All executive officers of RTI as a group...........................    8,793
All other employees of RTI as a group..............................      -0-

--------

(1) Not adjusted for the Reverse Stock Split. See "RTI Management and Executive Compensation--Compensation of RTI Executive Officers--Option Grants in Fiscal 1995" for additional information concerning the stock options set forth above which are held by RTI named executives. The stock options reflected above will be adjusted in connection with the Distribution as described under "Employee Benefits and Compensation Matters--Equity-Based Compensation Plans."

  The Board of Directors believes that the amendments to the Company Stock Incentive Plan to increase the number of authorized shares and to add directors as a new class of eligible award recipients are material amendments. As a result, under Section 162(m) of the Internal Revenue Code, stockholder approval of this performance-based compensation plan, as so amended, is necessary to qualify for the performance-based exception to the limitation on RTI's ability to deduct compensation paid to certain specified individuals in excess of $1 million. Stockholder approval of these amendments is also being sought because of Rule 16b-3 under the Exchange Act which provides an exemption from Section 16(b) of the Exchange Act for certain transactions by an officer or director of the Company pursuant to an employee benefit plan satisfying certain specified conditions, including stockholder approval. While the Board of Directors believes that the remaining amendments to the Company Stock Incentive Plan are not material, it is nevertheless seeking stockholder approval with respect to all of the amendments described to avoid any potential uncertainty that arguably might exist if such approval were not obtained for all such amendments.

  If the amendments to the Company Stock Incentive Plan are not approved by stockholders, awards issued and outstanding under the Company Stock Incentive Plan could under certain circumstances give rise to short-swing profits liability for certain officers and directors under Section 16(b) of the Exchange Act and, under certain circumstances following the Distribution, RTI could be denied deductions for compensation, including compensation attributable to the exercise of option awards, paid to certain executive officers.

  The Company Stock Incentive Plan, as amended as summarized above, is hereinafter referred to as the "RTI Stock Incentive Plan."

  The following is a description of the RTI Stock Incentive Plan.

  Reserved Shares. The shares of RTI Common Stock reserved for issuance pursuant to awards made or that may be made under the RTI Stock Incentive Plan is 1,000,000 (adjusted for the Reverse Stock Split) of which approximately 40,000 shares were previously issued and approximately 450,000 will be subject to stock options that will be outstanding following the Distribution. The maximum number of shares of RTI Common Stock with respect to which options or stock appreciation rights may be granted during any fiscal year of RTI to any eligible recipient who is a "covered employee," within the meaning of Section 162(m) of the Internal Revenue Code, shall not exceed 100,000. The RTI Stock Incentive Plan provides for further adjustments to the number of shares reserved for issuance in the event of certain recapitalizations.

  Disinterested Administration. Awards under the RTI Stock Incentive Plan will be determined by a committee of the RTI Board of Directors (the "Committee"), the members of which will be selected by the RTI Board of Directors. Only persons who satisfy the criteria of "disinterested persons" set forth in Rule 16b-3(c) under the Exchange Act may be members of the Committee. The Committee shall have at least two members. The RTI Board of Directors intends to designate the Compensation and Stock Option Committee as the Committee.

  Awards. The RTI Stock Incentive Plan permits the Committee to make awards of shares of RTI Common Stock, awards of derivative securities related to the value of the RTI Common Stock and certain cash awards to directors, officers and employees of RTI or its affiliates ("Eligible Persons"). These discretionary awards may be made on an individual basis, or pursuant to a program approved by the Committee for the benefit of a group of Eligible Persons. The RTI Stock Incentive Plan permits the Committee to make awards of a variety of RTI Stock Incentives (as defined below), including (but not limited to) stock awards, options to purchase shares of RTI Common Stock, stock appreciation rights, so-called "cashout" or "limited stock appreciation rights" (which the Committee may make exercisable in the event of a Change in Control of RTI (as defined therein) or other event, phantom shares, performance incentive rights, dividend equivalent rights and similar rights (together, "RTI Stock Incentives"). Outstanding RTI Stock Incentives may be adjusted by the Committee to reflect certain corporate events such as corporate reorganizations.

  RTI anticipates that most stock awards will be restricted for some period of time, although the Committee does have the discretion to make such awards freely transferable at the time of grant. RTI Stock Incentives may be made exercisable or settled at such prices and will terminate under such terms as will be established by the Committee. For example, options may be made exercisable at a price equal to, less than or more than, the fair market value of the RTI Common Stock on the date that the option is awarded, or based upon an average fair market value of the RTI Common Stock at the time the option is awarded or at the time the option is exercised. The Committee may permit an option exercise price to be paid in cash or by the delivery of previously-owned shares of RTI Common Stock, or to be satisfied through a cashless exercise executed through a broker or by having a number of shares of RTI Common Stock otherwise issuable at the time of exercise withheld. The RTI Stock Incentive Plan permits the grant of both incentive and nonqualified stock options.

  Stock appreciation rights may be granted separately or in connection with another RTI Stock Incentive, and the Committee may provide that they are exercisable at the discretion of the holder or that they will be paid at a time or times certain or upon the occurrence or non-occurrence of certain events. Stock appreciation rights may be settled in shares of RTI Common Stock or in cash, according to terms established by the Committee with respect to any particular award. The Committee may make cash awards designed to cover tax obligations of employees that result from the receipt or exercise of a RTI Stock Incentive.

  The terms of particular RTI Stock Incentives may provide that they terminate or expire upon the occurrence of one or more events, including (but not limited to) the holder's termination of employment or other status with respect to RTI, passage of a specified period of time, the holder's death or disability, or the occurrence of a Change in Control of RTI. RTI Stock Incentives may include exercise, conversion or settlement rights to a holder's estate or legal representative in the event of the holder's death or disability. At the Committee's discretion, RTI Stock Incentives that are held by an employee who suffers a termination of employment may be cancelled, accelerated, paid or continued. The RTI Board of Directors at any time may amend or terminate the RTI Stock Incentive Plan in any respect without stockholder approval. No such termination or amendment without the consent of the holder of a RTI Stock Incentive shall adversely affect the rights of the holder under such RTI Stock Incentive. The RTI Board also may condition any such amendment upon stockholder approval if stockholder approval is deemed necessary or appropriate in consideration of tax, securities or other laws.

  Tax Consequences. A participant will not recognize income upon the grant of an option or at any time prior to the exercise of the option or a portion thereof. At the time the participant exercises a nonqualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the RTI Common Stock on the date the option is exercised over the price paid for the RTI Common Stock, and RTI will then be entitled to a corresponding deduction.

  A participant who exercises an incentive stock option will not be taxed at the time he or she exercises his or her option or a portion thereof. Instead, he or she will be taxed at the time he or she sells the RTI Common Stock purchased pursuant to the option. The participant will be taxed on the difference between the price he or she paid for the stock and the amount for which he or she sells the stock. If the participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her, the gain will be capital gain and RTI will not get a corresponding deduction. If the participant sells the stock at a gain prior to that time, the difference between the amount the participant paid for the stock and the lesser of the fair market value on the date of exercise or the amount for which the stock is sold will be taxed as ordinary income and RTI will be entitled to a corresponding deduction. If the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount is taxed as capital gain. If the participant sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive option may subject a participant to, or increase a participant's liability for, the alternative minimum tax.

  A participant generally will not recognize income upon the grant of a stock appreciation right, dividend equivalent right, performance unit award or phantom share (the "RTI Equity Incentives"). At the time a participant receives payment under any RTI Equity Incentive, he or she generally will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the RTI Common Stock received, and RTI will then be entitled to a corresponding deduction.

  A participant will not be taxed upon the grant of a stock award if such award is not transferable by the participant or is subject to a "substantial risk of forfeiture," as defined in the Internal Revenue Code. However, when the shares of RTI Common Stock that are subject to the stock award are transferable by the participant and are no longer subject to a substantial risk of forfeiture, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award, less any amount paid for such stock, and RTI will then be entitled to a corresponding deduction. However, if a participant so elects at the time of receipt of a stock award, he or she may include the fair market value of the stock subject to the stock award, less any amount paid for such stock, in income at that time and RTI also will be entitled to a corresponding deduction at that time.

  The RTI Stock Incentive Plan is not qualified under Section 401(a) of the Internal Revenue Code.

                    AMENDMENTS TO COMPANY DIRECTORS' PLAN,
                    1987 STOCK PLAN AND 1984 INCENTIVE PLAN

  In connection with the Distribution, the Company, MFCI and MHCI intend to agree to cause all outstanding options, including stock options granted under the Company Directors' Plan, the 1987 Stock Plan and the 1984 Incentive Plan, to be adjusted as described under "Employee Benefits and Compensation Matters--Equity-Based Compensation Plans." The Board of Directors adopted certain amendments to the Company Directors' Plan, the 1987 Stock Plan and the 1984 Incentive Plan to implement such adjustments and otherwise reflect the Distribution and the Reincorporation.

COMPANY DIRECTORS' PLAN

  The Company Directors' Plan provides that in the event of a merger, consolidation or other reorganization of the Company, an appropriate adjustment will be made with respect to each award such that the participant will be entitled to receive the number and class of securities to which a holder of Company Common Stock subject to such award would have been entitled to receive as a result of the transaction, and a corresponding adjustment will be made to the exercise price of any stock option outstanding under the Company Directors' Plan.

  While the Distribution is the type of event contemplated by the adjustment provisions of the Company Director's Plan, a spin-off is not one of the transactions specifically listed in those adjustment provisions. The Board of Directors believes that the adjustments proposed to be made in connection with the Distribution are fair and equitable to the director-optionees and stockholders. The Board of Directors believes that the adjustments proposed are consistent with the provisions of the Company Directors' Plan. Nevertheless, the Board of Directors will adopt amendments to the Company Directors' Plan to provide the Committee with the express authority under the Company Directors' Plan to make appropriate adjustments to outstanding awards to reflect the Distribution and to state affirmatively that a director who ceases to serve upon the Board of Directors, but who continues to serve as a director of either MFCI or MHCI following the Distribution, will not be considered as having experienced a termination of his or her relationship with the Company for purposes of determining the vesting of restricted stock awards outstanding as of the Distribution or for purposes of determining the timing of the payment of his or her deferred compensation account under the Company Directors' Plan.

  While the Board of Directors believes that these amendments to the Company Directors' Plan are not material, it is nevertheless seeking stockholder approval with respect to all of the amendments described to avoid any potential uncertainty that arguably might exist if such approval were not obtained for all such amendments because of Rule 16b-3 under the Exchange Act which provides an exemption from Section 16(b) of the Exchange Act for certain transactions by a director of the Company pursuant to an employee benefit plan satisfying certain specified conditions, including stockholder approval.

  As amended, the relevant portion of the Company Directors' Plan would read as follows:

      "For purposes of this Section 3.2, a Participant shall not suffer a forfeiture of unvested shares and shall continue to vest in any such unvested shares as if he or she remained on the Board of Directors for any period of time following the effective date of the distributions of the common stock of Morrison Fresh Cooking, Inc. ("MFCI') and of Morrison Health Care, Inc. ("MHCI') to the stockholders of the Company (the "Distribution') during which the Participant continuously serves as a member of the board of directors of the Company, MFCI or MHCI."

      "For purposes of this Section 5.4, a Participant shall not be considered to have ceased to be a member of the Board of Directors for any period of time following the effective date of the Distribution during which the Participant continuously serves as a member of the board of directors of the Company, MFCI or MHCI."

      "(a) The number of shares of Stock reserved with respect to Stock Incentives, the number of shares of Stock reserved for issuance upon the exercise of each outstanding Option and upon the vesting of each outstanding Restricted Stock Award and the exercise price of each outstanding Option shall be adjusted by the Committee for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or for the payment of a stock dividend (including, but not limited to, an extraordinary stock dividend such as a spin-off) to holders of outstanding shares of Stock or for any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company, with such adjustment to be made in such manner as the Committee determines, in its sole discretion, appropriately reflects the event."

  In addition, in connection with the Distribution, the Company Directors' Plan will be amended to reflect the Reincorporation and the change of name of the Company to "Ruby Tuesday, Inc."

  If the amendments to the Company Directors' Plan are not approved by the stockholders and stockholder approval is required, the restricted stock awards, stock awards and options could, under certain circumstances, give rise to short-swing profit liability for the directors under Section 16(b) of the Exchange Act.

  The Company Directors' Plan, as amended as described above, is hereinafter referred to as the "RTI Directors' Plan." For a description of the RTI Directors' Plan, see "RTI Management and Executive Compensation--RTI Directors' Compensation."

  Approval of Proposal Four will constitute approval of the amendments described above.

1987 STOCK PLAN

  The 1987 Stock Plan provides that in the event of a merger, consolidation or other reorganization of the Company, the Committee administering the 1987 Stock Plan (the "Committee") shall make appropriate adjustments with respect to awards to reflect the event or in anticipation of any stock dividend, a merger or consolidation, or other like changes in the nature of Company Common Stock.

  While the Distribution is the type of event contemplated by the adjustment provisions of the 1987 Stock Plan, a spin-off is not one of the transactions specifically listed in those adjustment provisions. The Board of Directors of the Company believes that the adjustments proposed to be made in connection with the Distribution are fair and equitable to the optionees and the stockholders. The Board of Directors believes that the amendments proposed are consistent with the existing provisions of the 1987 Stock Plan. Nevertheless, the Board of Directors will adopt amendments to the 1987 Stock Plan to provide the Committee with the express authority under the 1987 Stock Plan to make appropriate adjustments to outstanding awards to reflect the Distribution and to state affirmatively that the awards outstanding under the 1987 Stock Plan will not expire prematurely due to an individual's termination of employment with the Company in connection with the Distribution provided that the individual continues in the employ of MFCI or MHCI following the Distribution.

  The Board of Directors believes that the amendments to the 1987 Stock Plan described above are not material amendments. However, under Section 162(m) of the Internal Revenue Code, stockholder approval of any material amendment to a performance-based compensation plan is necessary to qualify for the performance-based exception to the limitation on RTI's ability to deduct compensation paid to certain specified individuals in excess of $1 million. Stockholder approval of these amendments is also being sought because of Rule 16b-3 under the Exchange Act which provides an exemption from Section 16(b) of the Exchange Act for certain transactions by an officer or director of the Company pursuant to an employee benefit plan satisfying certain specified conditions, including stockholder approval of material amendments. Thus, while the Board of Directors believes that the amendments to the 1987 Stock Plan are not material, it is nevertheless seeking stockholder approval with respect to all of the amendments described to avoid any potential uncertainty that arguably might exist if such approval were not obtained for all such amendments.

  If the amendments to the 1987 Stock Plan are not approved by stockholders and stockholder approval is required, awards issued and outstanding under the plan could, under certain circumstances, give rise to short-swing profits liability for certain officers and directors under Section 16(b) of the Exchange Act and, under certain circumstances following the Distribution, RTI could be denied deductions for compensation, including compensation attributable to the exercise of option awards, paid to certain executive officers.

  As amended, the relevant portions of the 1987 Stock Plan will read as follows:

      "The total number of Shares reserved for issuance under this Plan and, in the case of Shares subject to outstanding Options, the option price per Share, shall be adjusted for any increase or decrease in the number of outstanding shares resulting from the payment of a stock dividend (including, but not limited to, an extraordinary stock dividend such as a spin-off), from a subdivision or combination of Shares, from a reclassification of the Shares or from any other increase or decrease in the number of Shares outstanding effected without receipt of consideration by the Company, with such adjustment to be made in such manner as the Committee determines, in its sole discretion, appropriately reflects the event."

      "For purposes of this Section 6, an Eligible Employee shall not be considered to have suffered a termination of employment with the Company for any period of time following the effective date of the distributions of the common stock of Morrison Fresh Cooking, Inc. ("MFCI') and of Morrison Health Care, Inc. ("MHCI') to the stockholders of the Company during which the Eligible Employee continuously serves as an employee of the Company, MFCI or MHCI."

  In addition, in connection with the Distribution, the 1987 Stock Plan will be amended to reflect the Reincorporation and the change in name of the Company to "Ruby Tuesday, Inc."

  Approval of Proposal Four will constitute approval of the amendments described above.

1984 INCENTIVE PLAN

  The 1984 Incentive Plan provides that in the event of a reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation or any like change in the capital structure of the Company, the Committee administering the 1984 Incentive Plan (the "Committee") shall make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation or any like change in the capital structure of the Company.

  While the Distribution is the type of event contemplated by the adjustment provisions of the 1984 Incentive Plan, a spin-off is not one of the transactions specifically listed in those adjustment provisions. The Board of Directors of the Company believes that the adjustments proposed to be made in connection with the Distribution are fair and equitable to the optionees and the stockholders. The Board of Directors believes that the amendments proposed are consistent with the existing provisions of the 1984 Incentive Plan. Nevertheless, the Board of Directors will adopt amendments to the 1984 Incentive Plan to provide the Committee with the express authority under the 1984 Incentive Plan to make appropriate adjustments to outstanding awards to reflect the Distribution and to state affirmatively that the awards outstanding under the 1984 Incentive Plan will not expire prematurely due to an individual's termination of employment with the Company in connection with the Distribution provided that the individual continues in the employ of MFCI or MHCI following the Distribution.

  The Board of Directors believes that the amendments to the 1984 Incentive Plan described above are not material amendments. However, under Section 162(m) of the Internal Revenue Code, stockholder approval of any material amendment to a performance-based compensation plan is necessary to qualify for the performance-based exception to the limitation on RTI's ability to deduct compensation paid to certain specified individuals in excess of $1 million. Stockholder approval of these amendments is also being sought because of Rule 16b-3 under the Exchange Act which provides an exemption from Section 16(b) of the Exchange Act for certain transactions by an officer or director of the Company pursuant to an employee benefit plan satisfying certain specified conditions, including stockholder approval of material amendments. Thus, while the Board of Directors believes that the amendments to the 1984 Incentive Plan are not material, it is nevertheless seeking stockholder approval with respect to all of the amendments described to avoid any potential uncertainty that arguably might exist if such approval were not obtained for all such amendments.

  If the amendments to the 1984 Incentive Plan are not approved by stockholders and stockholder approval is required, awards issued and outstanding under the plan could under certain circumstances give rise to short-swing profits liability for certain officers and directors under Section 16(b) of the Exchange Act and, under certain circumstances following the Distribution, RTI could be denied deductions for compensation, including compensation attributable to the exercise of option awards, paid to certain executive officers.

  As amended, the relevant portion of the 1984 Incentive Plan would read as follows:

      "For purposes of this Section 12, a participant shall not be considered to have suffered a termination of employment with the Company for any period of time following the effective date of the distributions of the common stock of Morrison Fresh Cooking, Inc. ("MFCI') and of Morrison Health Care, Inc. ("MHCI') to the stockholders of the Company during which the Eligible Employee continuously serves as an employee of the Company, MFCI or MHCI."

      "18. Change in Capitalization. In the event of reorganization, recapitalization, stock split, reverse stock split, stock dividend (including, but not limited to, an extraordinary stock dividend such as a spin-off), combination of shares, merger, consolidation or any change in the capital structure of the Company (other than the creation of or an increase in authorized securities of any class of the Company or the issuance of securities of any class of the Company or of securities convertible into such securities), the Committee shall make adjustments
    (a) in the number of shares of Common Stock available for the granting of stock options under the Plan, (b) in the number of shares of Common Stock as to which outstanding stock options (or the portions thereof) then unexercised shall be exercisable, (c) in the option price per share, (d) in the number of performance units available for issuance under the Plan and (e) in the number of performance units outstanding, all in such manner as the Committee determines, in its sole discretion, appropriately reflects the event. The adjustment in outstanding stock options shall be made without change in the total price applicable to the unexercised portion of the stock options but with an appropriate adjustment in the option price per share."

  In addition, in connection with the Distribution, the 1984 Incentive Plan will be amended to reflect the Reincorporation and the change of name of the Company to "Ruby Tuesday, Inc."

  Approval of Proposal Four will constitute approval of the amendments described above.

                     APPROVAL OF MFCI STOCK INCENTIVE PLAN
                         AND MHCI STOCK INCENTIVE PLAN

  In connection with the Distribution, the Company, MFCI and MHCI intend to agree to cause all outstanding stock options, including stock options granted under the Company Stock Incentive Plan, to be adjusted, as described under "Employee Benefits and Compensation Matters--Equity-Based Compensation Plans."

  The Board of Directors of MFCI is expected to adopt the Morrison Fresh Cooking, Inc. 1996 Stock Incentive Plan (the "MFCI Stock Incentive Plan") prior to the Distribution. The MFCI Stock Incentive Plan will permit MFCI to grant to directors, officers and employees of MFCI and its affiliates, including RTI and MHCI, awards in the form of stock options, stock appreciation rights, performance incentive rights and similar equity-based rights, as well as substitute stock options in connection with the Distribution.

  The Board of Directors of MHCI is expected to adopt the Morrison Health Care, Inc. 1996 Stock Incentive Plan (the "MHCI Stock Incentive Plan") prior to the Distribution. The MHCI Stock Incentive Plan will permit MHCI to grant to directors, officers and employees of MHCI and its affiliates, including RTI and MFCI, awards in the form of stock options, stock appreciation rights, performance incentive rights and similar equity-based rights, as well as substitute stock options in connection with the Distribution.

MFCI STOCK INCENTIVE PLAN

  The MFCI Stock Incentive Plan will be substantially identical with the RTI Stock Incentive Plan (see "Amendments to Company Stock Incentive Plan") except that it will provide for equity-based incentives relating to MFCI Common Stock. MFCI will reserve 500,000 shares of MFCI Common Stock for issuance pursuant to awards that may be made under the MFCI Stock Incentive Plan, subject to adjustment in the event of certain changes in MFCI's capitalization, mergers, consolidations and similar events.

  The stock options currently outstanding under the Company's stock plans will be adjusted in connection with the Distribution as described under "Employee Benefits and Compensation Matters--Equity-Based Compensation Plans." The MFCI adjustment options with respect to options outstanding under Company stock plans held by persons who are expected to become executives of MFCI following the Distribution will be issued under the MFCI Stock Incentive Plan. The Company anticipates that MFCI would issue adjustment options to purchase approximately 45,000 shares of MFCI Common Stock.


  The MFCI Board of Directors intends to designate the Compensation and Stock Option Committee as the Committee following the Distribution. The maximum number of shares of MFCI Common Stock with respect to which options or stock appreciation rights may be granted during any fiscal year of MFCI to any eligible recipient who is a "covered employee," within the meaning of Section 162(m) of the Internal Revenue Code, shall not exceed 100,000.

  The following table sets forth information regarding stock options granted under Company stock plans to each of the MFCI named executives (see "MFCI Management and Executive Compensation--Compensation of MFCI Executive Officers"), all persons who will serve as executive officers of MFCI following the Distribution as a group, and all other persons who will become employees of MFCI following the Distribution as a group.

                                                                 OPTIONS TO
                                                              PURCHASE COMPANY
NAME AND POSITION WITH MFCI OR GROUP                         COMMON STOCK (#)(1)
------------------------------------                         -------------------
R. L. Tatum.................................................         2,007
 Chief Executive Officer
C. D. Nelson................................................           801
 Vice President, Finance
S. Lee, III.................................................           870
 Vice President, Resources
All executive officers of MFCI as a group...................       170,368
All other employees of MFCI as a group......................       446,161

--------

(1) Not adjusted for the Reverse Stock Split. See "MFCI Management and Executive Compensation--Compensation of MFCI Executive Officers--Option Grants in Fiscal 1995" for additional information concerning the stock options set forth above which are held by MFCI named executives. The stock options set forth above will be adjusted in connection with the Distribution as described under "Employee Benefits and Compensation Matters--Equity-Based Compensation Plans."

  Stockholder approval for the MFCI Stock Incentive Plan is being sought to establish MFCI's ability to deduct, for Federal income tax purposes, compensation expense attributable to stock options and other awards issued thereunder, including stock options issued as a result of adjustments and replacement of Company stock options in the Distribution. Under Section 162(m) of the Internal Revenue Code, stockholder approval of a performance-based compensation plan is necessary to qualify for the performance-based exception to the limitation on MFCI's ability to deduct compensation paid to certain specified individuals in excess of $1 million. Stockholder approval of the MFCI Stock Incentive Plan is also being sought because of Rule 16b-3 under the Exchange Act which provides an exemption from Section 16(b) of the Exchange Act for certain transactions by an officer or director of MFCI pursuant to an employee benefit plan satisfying certain specified conditions, including stockholder approval.

  If the MFCI Stock Incentive Plan is not approved by stockholders and stockholder approval is required, awards issued and outstanding under the MFCI Stock Incentive Plan could under certain circumstances give rise to short-swing profits liability for certain officers and directors under Section 16(b) of the Exchange Act, and under certain circumstances following the Distribution, MFCI could be denied deductions for compensation, including compensation attributable to the exercise of option awards, paid to certain executive officers.

  Approval of Proposal Five will constitute approval of the adoption of the MFCI Stock Incentive Plan.

MHCI STOCK INCENTIVE PLAN

  The MHCI Stock Incentive Plan will be substantially identical to the RTI Stock Incentive Plan (see "Amendments to Company Stock Incentive Plan") except that it will provide for equity-based incentives relating to MHCI Common Stock. MHCI will reserve 500,000 shares of MHCI Common Stock for issuance pursuant to awards that may be made under the MHCI Stock Incentive Plan, subject to adjustment in the event of certain changes in MHCI's capitalization, mergers, consolidations and similar events.

  The stock options currently outstanding under the Company's stock incentive plans will be adjusted in connection with the Distribution as described under "Employee Benefits and Compensation Matters--Equity-Based Compensation Plans." The MHCI adjustment options with respect to options outstanding under Company stock plans held by persons who are expected to become executive officers of MHCI following the Distribution will be issued under the MHCI Stock Incentive Plan. The Company anticipates that MHCI would issue adjustment options to purchase approximately 55,000 shares of MHCI Common Stock.

  The MHCI Board of Directors intends to designate the Compensation and Stock Option Committee as the Committee following the Distribution. The maximum number of shares of MHCI Common Stock with respect to which options or stock appreciation rights may be granted during any fiscal year of MHCI to any eligible recipient who is a "covered employee," within the meaning of Section 162(m) of the Internal Revenue Code, shall not exceed 100,000.

  The following table sets forth information regarding stock options granted under Company stock plans to each of the MHCI named executives (see "MHCI Management and Executive Compensation--Compensation of MHCI Executive Officers"), all persons who will serve as executive officers of MHCI following the Distribution as a group, and all other persons who will become employees of MHCI following the Distribution as a group.

                                                                     OPTIONS TO
                                                                      PURCHASE
                                                                      COMPANY
                                                                       COMMON
 NAME AND POSITION WITH MHCI OR GROUP                               STOCK (#)(1)
 ------------------------------------                               ------------
G. A. Davenport....................................................    11,292
 President and Chief Executive Officer
J. D. Underhill....................................................     1,605
 Senior Vice President, Retail Development
G. L. Anderson.....................................................     5,771
 Senior Vice President
C. L. Kolesar......................................................     5,771
 Senior Vice President
K. W. Engwall......................................................       -0-
 Senior Vice President, Finance
All executive officers of MHCI as a group..........................   164,057
All other employees of MHCI as a group.............................   505,870

--------

(1) Not adjusted for the Reverse Stock Split. See "MHCI Management and Executive Compensation--Compensation of MHCI Executive Officers--Option Grants in Fiscal 1995" for additional information concerning the stock options set forth above which are held by MHCI named executives. The stock options set forth above will be adjusted in connection with the Distribution as described under "Employee Benefits and Compensation Matters--Equity-Based Compensation Plans."

  Stockholder approval for the MHCI Stock Incentive Plan is being sought to establish MHCI's ability to deduct, for Federal income tax purposes, compensation expense attributable to stock options and other awards issued thereunder, including stock options issued as a result of adjustments and replacement of Company stock options in the Distribution. Under Section 162(m) of the Internal Revenue Code, stockholder approval of a performance-based compensation plan is necessary to qualify for the performance-based exception to the limitation on MHCI's ability to deduct compensation paid to certain specified individuals in excess of $1 million. Stockholder approval of the MHCI Stock Incentive Plan is also being sought because of Rule 16b-3 under the Exchange Act which provides an exemption from Section 16(b) of the Exchange Act for certain transactions by an officer or director of MHCI pursuant to an employee benefit plan satisfying certain specified conditions, including stockholder approval.

  If the MHCI Stock Incentive Plan is not approved by stockholders and stockholder approval is required, awards issued and outstanding under the MHCI Stock Incentive Plan could, under certain circumstances, give rise to short-swing profits liability for certain officers and directors under Section 16(b) of the Exchange Act, and under certain circumstances following the Distribution, MHCI could be denied deductions for compensation, including compensation attributable to the exercise of option awards, paid to certain executive officers.

  Approval of Proposal Five will constitute approval of the adoption of the MHCI Stock Incentive Plan.

                  EMPLOYEE BENEFITS AND COMPENSATION MATTERS

  In connection with the Distribution, all of the Company's existing employee benefit and incentive compensation plans and programs (other than the performance-based stock rights award made to the Chief Executive Officer and approved by the stockholders at the 1993 Annual Meeting (see "RTI Management and Executive Compensation--Compensation of RTI Executive Officers") which will be cancelled upon the Distribution (see "--Performance-Based Rights Award" below)), will be amended as necessary to reflect the Distribution and continued as plans and programs of RTI. All outstanding stock options to purchase Company Common Stock will be replaced with stock options to purchase RTI Common Stock, MFCI Common Stock and MHCI Common Stock. MFCI and MHCI will each adopt employee benefit and incentive compensation plans and programs that will be substantially similar with the Company's existing plans and programs, adjusted to reflect the Distribution. In addition, the terms of the replacement stock options will be designed to preserve to the fullest extent possible the economic benefit inherent in such options prior to the Distribution.

  The following describes the proposed treatment of each of the Company's existing material employee benefit and incentive plans and programs in connection with the Distribution. THE COMPANY'S OVERALL OBJECTIVE IS FOR RTI, MFCI AND MHCI, RESPECTIVELY, TO PROVIDE TO THE FULLEST EXTENT POSSIBLE THE SAME EMPLOYEE BENEFITS AND INCENTIVES CURRENTLY PROVIDED BY THE COMPANY.

  The matters described below are not subject to approval by the stockholders unless specifically included in a Distribution Proposal.

SALARY DEFERRAL PLAN

  The Company currently maintains the Morrison Restaurants Inc. Salary Deferral Plan (the "Salary Deferral Plan") under which each eligible employee may elect to make pre-tax contributions to a trust fund in amounts ranging from 2% to 10% of his or her annual earnings. Employees contributing a pre-tax contribution of at least 2% may elect to make after-tax contributions not in excess of 10% of annual earnings. The Company makes contributions to the plan based on each employee's pre-tax contribution and years of service.

  Prior to the Distribution the Company will amend the Salary Deferral Plan to clarify that the Distribution will not constitute a termination of employment for benefit distribution or other related purposes under the Salary Deferral Plan so long as a participant remains continuously employed by RTI, MFCI or MHCI from and after the Distribution Date. Prior to the Distribution Date, MFCI and MHCI will adopt the Salary Deferral Plan but, effective as of the Distribution Date, MFCI and MHCI will withdraw from the Salary Deferral Plan, and the Salary Deferral Plan will be renamed the "Ruby Tuesday, Inc. Salary Deferral Plan" (the "RTI Salary Deferral Plan") and thereafter will be maintained for the benefit of RTI employees.

  MFCI and MHCI will each establish as of the Distribution Date a defined contribution savings plan designed to qualify under Sections 401(a), 401(k) and 4975(e)(7) of the Internal Revenue Code, and to preserve "protected benefits," within the meaning of Section 411(d)(6) of the Internal Revenue Code, accrued by participants under the Salary Deferral Plan as of the Distribution Date (the "MFCI Salary Deferral Plan" and the "MHCI Salary Deferral Plan" and, collectively, the "Replacement Salary Deferral Plans"). Those participants of the Salary Deferral Plan who become employees of either MFCI or MHCI as of the Distribution Date will be given the opportunity to participate in the Replacement Salary Deferral Plans, with full credit for their service with the Company prior to the Distribution Date for purposes of determining the level of each participant's matching contributions. As of the Distribution Date, MFCI and MHCI will withdraw from the Salary Deferral Plan and, thereafter, MFCI and MHCI may each request that RTI, as successor to the Company, cause a spin-off and transfer from the Salary Deferral Plan trust to the appropriate Replacement Salary Deferral Plan trust an amount in kind equal to the aggregate account balances, as of the date of any such transfer, of those Salary Deferral Plan participants who, as of the Distribution Date, will have become employees of the requesting party. If either MFCI or MHCI, or both, request such a spin-off, then the transfer of assets will occur as soon as practicable following
(a) the Distribution Date, (b) the establishment and designation of the appropriate Replacement Salary Deferral Plan, (c) either (i) the receipt of a favorable determination letter issued by the Internal Revenue Service with respect to such plan or (ii) the filing of a favorable determination letter application with the Internal Revenue Service and a written commitment from MFCI or MHCI, as applicable, to exert its best efforts to obtain such a favorable determination letter and (d) the expiration of 30 days after RTI and the requesting party have filed Form 5310-A, if necessary, with the Internal Revenue Service. Upon receipt of such an asset transfer by the Replacement Salary Deferral Plan trust, MFCI or MHCI, as the case may be, will cause such plan to assume and fully perform, pay and discharge all obligations and liabilities of RTI and the RTI Salary Deferral Plan to and with respect to those Salary Deferral Plan participants whose account balances were so received.

  Consistent with the purpose of enhancing the equity-based incentive compensation of their respective employees, each of MFCI and MHCI has agreed to cause its Replacement Salary Deferral Plans to hold at least 3% of its outstanding shares of Common Stock as soon as practicable after the Distribution Date. Such ownership target will be achieved by causing each of the Replacement Salary Deferral Plans, if necessary, to acquire a sufficient number of shares directly from MFCI or MHCI, as appropriate, in exchange for a promissory note to be repaid over a period of up to ten years.

RETIREMENT PLAN

  The Company currently maintains the "Morrison Restaurants Inc. Retirement Plan" (the "Retirement Plan") under which participants are entitled to receive benefits based upon salary and length of service. The Retirement Plan was "frozen" as of December 31, 1987, so that no additional benefits accrue and no new participants were covered by the Retirement Plan after such date.

  Following the Distribution Date, RTI will continue as the Retirement Plan's "primary sponsor" and MFCI and MHCI will continue as "adopting affiliates" until the earlier of (a) the termination of the Retirement Plan, which termination will be initiated at the sole discretion of RTI and will necessarily result in cessation of the collective sponsorship of the Retirement Plan, or (b) as to the individual sponsorship by RTI, MFCI or MHCI, until final payment of all benefits accrued in favor of Retirement Plan participants allocated to that sponsor. If any sponsor seeks to withdraw from the Retirement Plan at an earlier date, the parties shall arrange for a spin-off in accordance with applicable Treasury regulations or for other arrangements addressing the withdrawing sponsor's share of future funding obligations. Retirement Plan participants will be allocated among RTI, MFCI and MHCI based upon the following rules: (i) active employees who are participants will be allocated on the basis of who their employer is on the Distribution Date, (ii) former employees who are participants will be allocated on the basis of the line of business for whom they performed the majority of their services at the time of their termination of employment and
(iii) former corporate personnel who are participants, but who are former employees, will be allocated to RTI. Each sponsor will share future funding obligations under the Retirement Plan in the same proportion that the accrued benefit liabilities of the participants allocated to it bear to the total accrued benefit liabilities of all participants, as determined by the Retirement Plan actuary. RTI, MFCI and MHCI will share the annual administrative costs of maintaining the Retirement Plan for expenses incurred during the period that each continues as a sponsor of the Retirement Plan based upon the ratio of its annual funding obligation compared to the entire annual funding obligation for the Retirement Plan. RTI or its designee will serve as the Retirement Plan's "plan administrator" until the Retirement Plan is terminated or, if earlier, should its individual sponsorship cease as described in clause (b) above. The parties will agree to maintain such records and provide such information as necessary to assist the plan administrator in the discharge of its duties.

NON-QUALIFIED PENSION PLANS

  The Company currently maintains the Morrison Restaurants Inc. Executive Supplemental Pension Plan (the "ESP") and the Morrison Restaurants Inc. Management Retirement Plan (the "MRP") (collectively, the "Non-Qualified Pension Plans") under which selected employees are entitled to certain retirement benefits based on salary and length of service and offset by social security benefits and benefits payable under the Retirement Plan, in the case of the ESP, and the Retirement Plan and the ESP, in the case of the MRP.

  The Non-Qualified Pension Plans will be amended prior to the Distribution Date to clarify that the Distribution will not constitute a termination of employment for purposes of determining the commencement of benefit payments under the Non-Qualified Pension Plans so long as a participant remains continuously employed by RTI, MFCI or MHCI from and after the Distribution Date and to clarify further that benefit accruals under the Non-Qualified Pension Plans will cease as of the Distribution Date for those participants who do not continue in the employ of RTI thereafter. MFCI and MHCI will adopt the Non-Qualified Pension Plans prior to the Distribution Date but will withdraw from these plans effective as of the Distribution Date.

  As of the Distribution Date, MFCI and MHCI each will establish retirement plans substantially similar to the Non-Qualified Pension Plans (collectively, the "Replacement Plans") and a related grantor trust. Those participants in the Non-Qualified Pension Plans who become employees of either MFCI or MHCI following the Distribution Date will be given the opportunity to participate in the appropriate Replacement Plans, with full credit for benefit accrual purposes for their service with the Company prior to the Distribution Date, but subject to the condition that such a participant deliver to RTI an appropriate release, in form satisfactory to RTI, releasing RTI and its affiliates (other than MFCI or MHCI, as the case may be) from primary liability for benefits accrued by that participant as of the Distribution Date under the Non-Qualified Pension Plans. With respect to each such release delivered to RTI, RTI will cause to be transferred to a grantor trust to be established by MFCI or MHCI, as the case may be, a proportionate share of the assets of the grantor trust which the Company currently maintains in conjunction with the Non-Qualified Pension Plans. That portion of the assets earmarked for the payment of benefits under the ESP or MRP, as the case may be, to be delivered to each recipient grantor trust will be in the same proportion that the accrued benefit liabilities of those participants in the corresponding Replacement Plan who have delivered acceptable releases to RTI bear to the total accrued benefit liabilities of all participants in the ESP or MRP, as applicable.

  RTI, MFCI and MHCI shall each indemnify and hold harmless the other parties from all liabilities attributable to benefits accrued under the Non-Qualified Pension Plans or Replacement Plans which it maintains. However, in the event of the insolvency of RTI, MFCI or MHCI whereby all or a portion of the assets of the grantor trust maintained by the insolvent party to provide benefits under the Non-Qualified Pension Plans or Replacement Plans, as the case may be (the "Affected Plans"), are paid to the insolvent party's creditors, each other party shall be obligated to pay directly to each participant of an Affected Plan a proportionate share of the benefit that such a participant had accrued under the Non-Qualified Pension Plan (in which the participant had the greater accrued benefit) as of the Distribution Date.

NON-QUALIFIED DEFERRED COMPENSATION PLAN FOR EMPLOYEES

  The Company currently maintains the Morrison Restaurants Inc. Deferred Compensation Plan (the "DCP") for certain selected employees. The DCP is similar to the Salary Deferral Plan except for eligibility requirements and different limitations on deferral elections that may be made by participants.

  The DCP will be amended prior to the Distribution Date to clarify that the Distributions will not constitute a termination of employment for purposes of determining the commencement of benefit payments under the DCP so long as the participant remains continuously employed by RTI, MFCI or MHCI from and after the Distribution Date and to clarify further that active participation under the DCP will cease as of the Distribution Date for those participants who do not continue in the employ of RTI thereafter. MFCI and MHCI will adopt the DCP prior to the Distribution Date but will withdraw from the DCP as a plan sponsor effective as of the Distribution Date.

  As of the Distribution Date, MFCI and MHCI each will establish a non-qualified deferred compensation plan substantially similar to the DCP (a "Replacement DCP") and related grantor trust. MFCI and MHCI employees who are participants in the DCP will be given the opportunity to participate in the appropriate Replacement DCP, with full credit for their service with the Company prior to the Distribution Date for purposes of determining the level of a participant's matching credits, but subject to the condition any such participant deliver to RTI an appropriate release, in form satisfactory to RTI, releasing RTI and its affiliates (other than MFCI or MHCI, as the case may be) from any liability for benefits under the DCP. With respect to each such release delivered to RTI, RTI will cause to be transferred to a grantor trust established by MFCI or MHCI, as the case may be, a proportionate share of the assets of the grantor trust which the Company currently maintains in conjunction with the DCP. That portion of the assets earmarked for the payment of benefits under the DCP to be delivered to each recipient grantor trust will be in the same proportion that the accrued benefit liabilities of those participants in the corresponding Replacement DCP who have delivered acceptable releases to RTI bear to the total accrued benefit liabilities of all participants in the DCP.

WELFARE BENEFIT PLANS

  The Company currently maintains various "employee welfare benefit plans," within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (collectively, the "Company Welfare Plans"), for the benefit of its employees and the employees of its affiliates. RTI or, where appropriate, the Company Welfare Plans, will retain liability for and will pay when due all benefits attributable to claims incurred prior to the Distribution Date. RTI, or where appropriate, the Company Welfare Plans that are "group health plans," will retain liability for and will pay when due all benefits attributable to "qualified beneficiaries" who became entitled to "continuation coverage" (as those terms in quotations are defined in Code
Section 4980B) at any time immediately prior to the Distribution Date. MFCI and MHCI will establish, as of the Distribution Date, employee welfare benefit plans substantially similar to the Company Welfare Plans as then in effect. Employees of the Company, MFCI or MHCI who retire prior to the Distribution Date and are eligible for retiree benefits under one or more of the Company Welfare Plans will continue to be eligible for benefits under each such plan following the Distribution Date pursuant to the terms of the plan, as the same may be amended from time to time thereafter and until such time as such plan may be terminated. MFCI and MHCI shall reimburse RTI annually for the employer portion of the cost of retiree health benefits of each retiree who performed the majority of his or her services for their respective lines of business during the calendar year in which the retiree retired prior to the Distribution.

  The parties have agreed to make an adjustment in the event either an overfunding or underfunding is determined to exist as of the Distribution Date in the trust (or portion thereof) which serves as the source of benefits under the MRI Welfare Plans providing major medical coverage. In the case of overfunding, RTI shall directly pay to MFCI and MHCI their proportionate share of the overfunding and, in the case of underfunding, MFCI and MHCI shall each pay their proportionate share of the underfunding directly to RTI.

EQUITY-BASED COMPENSATION PLANS

  The Company currently maintains and has outstanding option awards to purchase Company Common Stock under its Company Stock Incentive Plan and programs thereunder, the 1993 Non-Executive Stock Incentive Plan and programs thereunder, the 1987 Stock Plan, the 1984 Incentive Plan and the Company Directors' Plan (collectively, the "Stock Plans"). Amendments to the Company's 1993 Non-Executive Stock Incentive Plan will be adopted, similar to those described for the Company Stock Incentive Plan, 1987 Stock Plan and the 1984 Incentive Plan, to state affirmatively that option awards outstanding under that plan may be adjusted to reflect the events contemplated by the Distribution. The 1993 Non-Executive Stock Incentive Plan is similar to the design of the Company Stock Incentive Plan, except that the former does not contemplate the issuance of incentive stock options authorized by Section 422 of the Internal Revenue Code. The following is a discussion of the steps that will be taken with respect to awards under the Stock Plans that are outstanding at the time of the Distribution.

  An option award to purchase Company Common Stock shall convert into option awards to purchase an equivalent number of shares of RTI, MFCI, and MHCI using the same exchange ratios as the exchange ratios used to effect the Distribution or, as to RTI options, the Reincorporation. Thus, for example, an option award to purchase 100 shares of Company Common Stock held by an optionee shall convert into separate option awards to purchase 50 shares of RTI Common Stock, 25 shares of MFCI Common Stock, and 33 shares of MHCI Common Stock.

  The exercise price per share of the option to purchase shares of Company Common Stock that has been adjusted shall be allocated to the separate option awards by using ratios of the "Post-Distribution Per Share Stock Price" of the RTI Common Stock, the MFCI Common Stock, or the MHCI Common Stock, as the case may be, to the total of the "Post-Distribution Per Share Stock Price" of the RTI, MFCI, and MHCI Common Stocks and then dividing the result by the exchange ratio used to effect the Distribution or, as to RTI options, the Reincorporation. Thus, for example, the exercise price per share allocated to the separate option award to acquire RTI Common Stock issued in connection with the adjustment shall be computed by first multiplying the exercise price per share under the option award for the Company Common Stock immediately prior to the Distribution times a ratio of the "Post-Distribution Per Share Stock Price" of RTI Common Stock to the total of the "Post-Distribution Per Share Stock Price" of the RTI Common Stock, the MFCI Common Stock, and the MHCI Common Stock, and then dividing that result by the exchange ratio of 0.5-to-1, which was used to effect the Reincorporation. The "Post-Distribution Per Share Stock Price" means the composite volume weighted average price for the stock under determination (i.e., RTI, MFCI or MHCI) as advised for the exchange ratio used to effect the Distribution or the Reincorporation, as the case may be, for the first ten trading days following the Distribution Date.


  Adjustment options to purchase shares of MFCI Common Stock will be issued under the MFCI Stock Incentive Plan or, in the case of adjustment options to be issued to persons who are not reporting persons under Section 16(b) of the Exchange Act, under a stock incentive plan substantially similar to the 1993 Non-Executive Stock Incentive Plan. Adjustment options to purchase shares of MHCI Common Stock will be issued under the MHCI Stock Incentive Plan or, in the case of adjustment options to be issued to persons who are not reporting persons under Section 16(b) of the Exchange Act, under a stock incentive plan substantially similar to the 1993 Non-Executive Stock Incentive Plan.

COMPANY DIRECTORS' PLAN

  The Company Directors' Plan will be amended prior to the Distribution Date to state affirmatively that the Distribution will not constitute a termination of service for purposes of determining that portion of a director's shares of restricted Company Common Stock that are vested and for purposes of determining the commencement of benefit payments so long as the director continues to serve on the Board of Directors of RTI, MFCI or MHCI from and after the Distribution Date (see "Amendments to Company Directors' Plan, 1987 Stock Plan and 1984 Incentive Plan"). Shares of MFCI Common Stock and MHCI Common Stock received in the Distribution on account of shares of restricted Company Common Stock awarded to a director under the Company Directors' Plan, and the shares of RTI Common Stock into which such restricted Company Common Stock are converted in the Reincorporation merger, will remain subject to the vesting schedule and transfer restrictions applicable to the restricted Company Common Stock prior to the Distribution and the Reincorporation. Stock options outstanding under the Company's Directors' Plan will be adjusted as described under "--Equity-Based Compensation Plans" above. In addition, as of the Distribution Date, MFCI and MHCI each will establish a non-qualified deferred compensation plan substantially similar to the Company Directors' Plan (the "MFCI Directors' Plan" and the "MHCI Directors' Plan," respectively, and collectively, the "Replacement Directors' Plans"). MFCI and MHCI directors who are participants in the Company Directors' Plan, but who cease to serve on the Board of Directors of RTI as of the Distribution Date, will be given the opportunity to transfer their account balances under the Company Directors' Plan to any Replacement Directors' Plan in which they participate following the Distribution Date, but subject to the condition that the participant deliver to RTI an appropriate release, in form satisfactory to RTI, releasing RTI and its affiliates (other than MFCI or MHCI, as the case may be) from any liability for benefits under the Company Directors' Plan. With respect to each such release delivered to RTI, RTI shall transfer to MFCI or MHCI, as the case may be, assets equal in value to the amount of any account balance so transferred and the recipient shall assume the corresponding liabilities. A director of the Company immediately prior to the Distribution Date who ceases to serve upon the Board of Directors of RTI following the Distribution Date will remain eligible to participate in the RTI Directors' Plan through the third quarter of the Company's fiscal year ending March 2, 1996.

PERFORMANCE-BASED RIGHTS AWARD

  The Compensation and Stock Option Committee of the Board of Directors made an award of performance-based stock rights to Samuel E. Beall, III, the Chief Executive Officer of the Company, which was approved by the stockholders at the 1993 Annual Meeting. The award provided for the issuance of up to 75,000 shares of Company Common Stock over a five-year period based on achievement of predetermined stock price levels. The Company issued to Mr. Beall 30,000 shares of Company Common Stock under this program. Mr. Beall agreed to the cancellation of all performance stock rights remaining outstanding as of the Distribution Date. It is expected that Mr. Beall and RTI will enter into a new equity-based compensation agreement.

EMPLOYEE STOCK PURCHASE PLAN

  Eligible Company employees who continue in the employ of either MFCI or MHCI following the Distribution Date will cease participation in the Company employee stock purchase plan as of the last payroll period ending immediately preceding the Distribution Date. It is expected that MFCI and MHCI will establish their own employee stock purchase plans.

EXECUTIVE ANNUAL BONUS PROGRAM

  MFCI and MHCI, as the case may be, will assume any obligations for bonuses otherwise payable for fiscal 1996 to those executives who continue in its employ after the Distribution Date.

MANAGEMENT STOCK OPTION PROGRAM

  The Company has a Management Stock Option Program (the "MSOP") under the Company Stock Incentive Plan and the 1993 Non-Executive Stock Incentive Plan, which permits eligible employees to purchase shares of Company Common Stock up to established annual limits and, if such purchases are made, provides for the award of stock bonuses and stock options based on formulas set forth in the MSOP. Eligible employees of MFCI or MHCI (other than those occupying the position of general manager or above) immediately prior to the Distribution Date who continue employment with that entity immediately following the Distribution Date will remain eligible to participate in the MSOP through the third quarter of the Company's fiscal year ending March 2, 1996. RTI, MFCI and MHCI will establish programs similar to the MSOP effective as of the Distribution Date.

CREDIT FOR PAST SERVICE WITH THE COMPANY

  An employee of MFCI or MHCI immediately prior to the Distribution Date who continues in the employment with that entity immediately following the Distribution will be given credit for all years of service with the Company performed prior to the Distribution Date with respect to matters of employment generally, including participation in employee benefit plans or fringe benefit arrangements, except as the Company, MFCI and MHCI otherwise agree.

REIMBURSEMENTS

  MFCI and MHCI shall reimburse RTI for those expenses incurred or accrued through the Distribution Date attributable to the cost of contributions and expenses related to the maintenance of employee benefit plans and the cost of compensating those Company employees who become employed by MFCI or MHCI.

                     RELATIONSHIP AMONG RTI, MFCI AND MHCI
                            AFTER THE DISTRIBUTION

  MFCI and MHCI are each wholly-owned by the Company, and their respective results of operations historically have been included in the Company's consolidated financial results. After the Distribution, RTI, MFCI and MHCI will not have any ownership interest in each other except for such ownership interest held for the benefit of employees under or in connection with employee benefits plans. Each of RTI, MFCI and MHCI will be an independent public company. Furthermore, except as described below and except for commercial relationships in the ordinary course of business RTI, MFCI and/or MHCI will not have any material or other contractual relationships following the Distribution.

  Prior to the Distribution, the Company, MFCI and MHCI will enter into certain agreements, described below, governing their relationship subsequent to the Distribution (at which time RTI, by operation of law as a result of the Reincorporation merger, will have succeeded to the rights and obligations of the Company) and providing for the allocation of tax and certain other liabilities and obligations arising from periods prior to the Distribution. The Company believes that the agreements are fair to the parties to the relevant agreements and contain terms which generally are comparable to those which would have been reached in arms-length negotiations with unaffiliated parties (although such comparisons are difficult to make with respect to certain agreements which relate to the specific circumstances of the Distribution and the transactions contemplated thereby). The terms of these agreements will have been reviewed by individuals who will be included at a senior management level of RTI, MFCI and MHCI.

  Copies of the forms of such agreements will be filed as exhibits to the Registration Statements on Form 10 of each of MFCI and MHCI in respect of the registration of the MFCI Common Stock and the MHCI Common Stock under the Exchange Act. In addition, the Company intends to file a Current Report on Form 8-K in connection with the Distribution, and the agreements either will be filed as exhibits to such Report or will be included in a later filing by the Company under the Exchange Act. See "Available Information." The following description summarizes such agreements.

DISTRIBUTION AGREEMENT

  The Company, MFCI and MHCI will enter into a Distribution Agreement providing, among other things, for certain corporate transactions required to effect the Distribution and other arrangements among RTI, MFCI and MHCI subsequent to the Distribution.

  The Distribution Agreement will provide, among other things, for assumptions of liabilities and cross-indemnities designed to allocate generally, among RTI, MFCI and MHCI, effective as of the Distribution Date, the Company's financial responsibility for liabilities (other than indebtedness to financial institutions) arising out of or in connection with business activities prior to the Distribution. The Distribution Agreement will also provide for (i) the allocation generally of the financial responsibility for the liabilities arising out of or in connection with former businesses of the Company to or among RTI, MFCI and MHCI and (ii) the allocation of indebtedness of the Company to financial institutions as of the Distribution Date (see "The Distribution--Treatment of Indebtedness").

  The Distribution Agreement will also provide that, except as otherwise set forth therein or in any other agreement, all costs or expenses incurred on or prior to the Distribution Date in connection with the Distribution will be charged to the party for whose benefit the expenses are incurred or, if that cannot be determined, on an equitable basis. Except as set forth in the Distribution Agreement or any related agreement, each party will bear its own costs and expenses incurred after the Distribution Date.

INTELLECTUAL PROPERTY AGREEMENTS

  The Company, MFCI and MHCI will enter into Intellectual Property License Agreements (collectively, "IP Agreements") which will provide for licensing to or among these companies of rights under trademarks, service marks, trade secrets and certain other intellectual property (collectively, "Intellectual Property") owned by the Company (RTI after the Distribution), MFCI or MHCI as of the Distribution Date. The purpose of these IP

Agreements is to provide RTI, MFCI and MHCI with those continuing rights and licenses under such Intellectual Property following the Distribution Date necessary for the continued conduct of their respective businesses in accordance with existing practice.

TAX ALLOCATION AND INDEMNIFICATION AGREEMENT

  Pursuant to an Amended and Restated Tax Allocation and Indemnification Agreement (the "Tax Indemnification Agreement"), the Company (RTI after the Distribution), MFCI and MHCI will indemnify each other for their respective share of certain tax costs resulting from audits or other tax assessments by the Internal Revenue Service or other taxing authorities for any period prior to the Distribution Date. The Company (RTI after the Distribution), MFCI and/or MHCI will in turn receive their respective shares of any tax benefits that arise subsequent to the Distribution Date as a result of all or a portion of these audit or other tax assessments. The Tax Indemnification Agreement also allocates responsibility for certain taxes ("Restructuring Taxes") resulting from the transfer of assets and liabilities by the Company pursuant to the Distribution Agreement and the distribution of shares in the Distribution. In general, the Company (RTI after the Distribution), MFCI and/or MHCI will indemnify each other for their allocable share of Restructuring Taxes and any liability resulting from a decision that the Company is liable to Company stockholders because the Distribution failed to meet the requirements of Section 355 of the Internal Revenue Code for nonrecognition of gain or loss. If such taxes or liability arise from (i) a breach of any representation or covenant made by one of the parties in connection with the qualification of the Distribution as a tax-free spin-off under applicable Internal Revenue Code provisions or (ii) a direct or indirect change of control of such a party within the meaning of such provisions, then the indemnifying party or parties will be responsible for all taxes or liability arising from such breach. The latter requirement may have the effect of discouraging third parties from making proposals involving an acquisition or change of control of the Company (RTI after the Distribution), MFCI or MHCI. See "The Distribution--Federal Income Tax Consequences." If it is determined that the Distribution fails to meet the requirements of Section 355 of the Internal Revenue Code for nonrecognition of gain or loss for reasons other than those described above, then the liability of the Company (RTI after the Distribution), MFCI and MHCI, as the case may be, arising from such determination for any taxes or to the Company stockholders will be borne one-third by the Company (RTI after the Distribution), one-third by MFCI and one-third by MHCI.

EMPLOYEE BENEFITS AGREEMENT

  The Company, MFCI and MHCI will enter into an Agreement Respecting Employee Benefit Matters providing for the allocation of retirement, medical, disability and other employee welfare benefit obligations among RTI, MFCI and MHCI. See "Employee Benefits and Compensation Matters."

COOPERATIVE PURCHASING ARRANGEMENT

  MRT Purchasing, LLC, a Georgia limited liability company ("MRT"), has been organized to serve as a purchasing cooperative to enable RTI, MFCI and MHCI to pool their collective purchasing power and to coordinate the purchase of certain food, equipment and services. Pursuant to MRT's Operating Agreement, MRT will serve as the purchasing agent for the three companies by arranging for the purchase of products to be made directly between each of the three companies and suppliers. MRT will have complete discretion to select vendors and brands for certain designated products ("core products") and to negotiate terms of purchasing arrangements for core products, including long-term contracts. To the extent feasible, MRT will conclude purchasing arrangements under which each of the three companies has independent rights and obligations. With respect to any arrangement where each company's liabilities are not independent, RTI, MFCI and MHCI will cross indemnify MRT and each other with respect to their allocated share of liability for obligations to be performed and payment for goods purchased.

  RTI, MFCI and MHCI will be obligated to purchase all core products through MRT arrangements; non-core products may be purchased independently. RTI, MFCI and MHCI will be committed to these purchasing arrangements for an initial term of five years from the Distribution Date, which will automatically renew for five year terms. Any of RTI, MFCI and MHCI may terminate its participation in these purchasing arrangements upon six months prior notice, provided, however, that it will continue to honor its commitments under any then existing contract extending beyond the termination date. Approximately 75%, 85% and 75% of the total products purchased by RTI, MFCI and MHCI, respectively, during fiscal 1995 would have constituted "core products" under the MRT purchasing cooperative.

  Each of RTI, MFCI and MHCI will have an equal equity interest in MRT. It is not intended, however, that MRT will generate income or profits. Employees will be loaned by one of the three companies and all expenses incurred in connection with operating MRT will be shared among the three companies pro rata based on the relative value of time spent and expenses incurred by MRT on behalf of each of the companies.

  Existing long term purchasing arrangements will be managed through MRT, who will act as agent for RTI, MFCI and MHCI. In each case, purchasing obligations will be allocated among the RTI, MFCI and MHCI based on past practice. To the extent feasible, MRT will seek to amend such arrangements to formalize the allocation of responsibilities and liabilities. In particular, the Company is negotiating to amend its existing agreement ("Supply Agreement") with PYA/Monarch, Inc. ("PYA") to allocate to the appropriate company certain divisional obligations to purchase from PYA a minimum percentage of produce, foodstuff and other supplies. In addition, the aggregate annual minimum dollar amount of purchases under the Supply Agreement would be allocated among the three companies.

DIRECTORS

  After the Distribution Date, there will be individuals on the Boards of Directors of RTI, MFCI and MHCI who will also serve on the Board of Directors of one of the other two companies. See "RTI Management and Executive Compensation--RTI Board of Directors," "MFCI Management and Executive Compensation--MFCI Board of Directors" and "MHCI Management and Executive Compensation--MHCI Board of Directors."

                               DIVIDEND POLICIES

RTI DIVIDEND POLICY

  RTI does not intend to pay cash dividends on RTI Common Stock for the foreseeable future after the Distribution.

MFCI DIVIDEND POLICY

  The payment and level of cash dividends by MFCI after the Distribution will be subject to the discretion of the Board of Directors of MFCI. Although it is anticipated that MFCI will initially declare quarterly dividends of $0.09 per share, dividend decisions will be based on, and affected by, a number of factors, including the operating results and financial requirements of MFCI on a stand-alone basis. Although there can be no assurance that dividends will be paid, and no dividends have been declared, management of MFCI believes that its cash flows after the Distribution should be sufficient, after giving effect to the Distribution, that, barring unforeseen circumstances, the initial dividend rate can be maintained for the foreseeable future. MFCI anticipates that its agreements with future lenders will contain customary covenants restricting its ability to pay cash dividends under certain circumstances but such covenants will not materially impede its ability to pay cash dividends under the intended dividend policy.

MHCI DIVIDEND POLICY

  The payment and level of cash dividends by MHCI after the Distribution will be subject to the discretion of the Board of Directors of MHCI. Although it is anticipated that MHCI will initially declare quarterly dividends of $0.205 per share, dividend decisions will be based on, and affected by, a number of factors, including the operating results and financial requirements of MHCI on a stand-alone basis. Although there can be no assurance that dividends will be paid, and no dividends have been declared, management of MHCI believes that its cash flows after the Distribution should be sufficient, after giving effect to the Distribution, that, barring unforeseen circumstances, the initial dividend rate can be maintained for the foreseeable future. MHCI anticipates that its agreements with future lenders will contain customary covenants restricting its ability to pay cash dividends under certain circumstances but such covenants will not materially impede its ability to pay cash dividends under the intended dividend policy.

               DIVIDENDS AND PRICE RANGE OF COMPANY COMMON STOCK

  The Company Common Stock is listed and traded on the NYSE under the ticker symbol "RI." The following table sets forth for the periods indicated the high and low sales prices per share of Company Common Stock as reported on the NYSE Composite Tape and the cash dividends paid per share of Company Common Stock in the periods actually paid.

                                                          PRICE RANGE    CASH
                                                         ------------- DIVIDENDS
                                                          HIGH   LOW     PAID
                                                         ------ ------ ---------
Fiscal 1994
  First Quarter......................................... $22.50 $19.13  $.0800
  Second Quarter........................................  26.13  21.13   .0833
  Third Quarter.........................................  27.50  21.75   .0833
  Fourth Quarter........................................  27.00  22.00   .0833
Fiscal 1995
  First Quarter.........................................  25.88  20.88   .0833
  Second Quarter........................................  29.75  24.88   .0875
  Third Quarter.........................................  27.88  22.88   .0875
  Fourth Quarter........................................  26.88  20.88   .0875
Fiscal 1996
  First Quarter.........................................  25.75  19.13   .0875
  Second Quarter........................................  20.63  15.50   .0920
  Third Quarter (through January 11, 1996)..............  14.75  12.50     n/a

  On September 26, 1995, the last trading day before the Company announced that, subject to the satisfaction or waiver of the conditions to the Distribution and the actual declaration of the dividend in respect of the Distribution, its Board of Directors had approved the Distribution, the high and low sales prices for the Company Common Stock on the NYSE Composite Tape were $17.88 and $17.63, respectively. On January , 1996, the last trading day for which quotations were available at the time of the printing of this Proxy Statement, the closing price for the Company Common Stock on the NYSE
Composite Tape was $   . STOCKHOLDERS ARE URGED TO OBTAIN CURRENT TRADING
PRICE INFORMATION.

  For a discussion of the impact of the Distribution and the Reverse Stock Split on the trading price of the RTI Common Stock following the Distribution, see "The Distribution--Certain Factors Affecting Trading Prices." For a discussion of the dividend policy of RTI, MFCI and MHCI after the Distribution, see "Dividend Policies."

  There has not been any established public trading market for MFCI Common Stock or MHCI Common Stock. For a discussion of certain matters in respect thereof, see "The Distribution--Listing and Trading of RTI Common Stock, MFCI Common Stock and MHCI Common Stock."

                  COMPANY (RTI) SELECTED FINANCIAL DATA

  The following table summarizes certain selected financial information with respect to the Company (RTI after the Distribution) and is derived from the Consolidated Financial Statements of the Company. The Distribution has been recorded as a discontinuance of the businesses of MFCI and MHCI in the Consolidated Financial Statements of the Company. The consolidated statements of income data for the years ended June 5, 1993, June 4, 1994 and June 3, 1995 and the consolidated balance sheet data as of June 4, 1994 and June 3, 1995 are derived from the Audited Consolidated Financial Statements of the Company. The consolidated statements of income data for the years ended June 1, 1991, June 6, 1992 and the twenty-six weeks ended December 3, 1994 and December 2, 1995 and the consolidated balance sheet data as of June 1, 1991, June 6, 1992, June 5, 1993, December 3, 1994 and December 2, 1995, are derived from the Unaudited Consolidated Financial Statements of the Company and, in the opinion of management, include all adjustments, consisting of normal recurring accruals, which the Company considers necessary for a fair presentation of the consolidated financial position and the results of operations for these periods. The financial information presented below may not be indicative of the Company's future performance independent of discontinued businesses. The information set forth below should be read in conjunction with "Company Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business of RTI After the Distribution," and the Consolidated Financial Statements of the Company and notes thereto and the Unaudited Pro Forma Consolidated Financial Information of the Company included elsewhere herein.

                                                                              FOR THE TWENTY-SIX
                                          FISCAL YEAR                             WEEKS ENDED
                          -----------------------------------------------  -------------------------
                            1991      1992     1993      1994      1995    DEC. 3, 1994 DEC. 2, 1995
                          --------  -------- --------  --------  --------  ------------ ------------
                                           (IN THOUSANDS EXCEPT PER SHARE DATA)
Consolidated Statement
 of Income Data:
 Revenues...............  $281,134  $335,116 $378,693  $459,039  $515,312    $234,062     $297,965
                          ========  ======== ========  ========  ========    ========     ========
 Income From Continuing
  Operations Before
  Income Taxes and
  Cumulative Effect of
  Accounting Changes....  $ 14,971  $ 21,137 $ 25,683  $ 27,814  $ 16,112    $ (2,962)    $  9,336
 Provision for Federal
  and State Income
  Taxes.................     5,245     7,465    9,400     9,707     5,027      (1,839)       3,038
                          --------  -------- --------  --------  --------    --------     --------
 Income from Continuing
  Operations............     9,726    13,672   16,283    18,107    11,085      (1,123)       6,298
 Income from
  Discontinued
  Operations, net of
  applicable income
  taxes.................    16,902    18,999   21,151    26,577    51,086      37,764        9,892
                          --------  -------- --------  --------  --------    --------     --------
 Income before
  Cumulative Effect of
  Accounting Changes,
  net...................    26,628    32,671   37,434    44,684    62,171      36,641       16,190
 Cumulative Effect of
  Accounting
  Changes, net:
 Postretirement
  benefits..............                          (18)
 Income taxes...........                          559
                          --------  -------- --------  --------  --------    --------     --------
 Net Income.............  $ 26,628  $ 32,671 $ 37,975  $ 44,684  $ 62,171    $ 36,641     $ 16,190
                          ========  ======== ========  ========  ========    ========     ========
Earnings per Common and
 Common Equivalent
 Share:
 Continuing Operations..  $   0.26  $   0.36 $   0.43  $   0.49  $   0.31    $  (0.03)    $   0.18
 Discontinued
  Operations............      0.45      0.51     0.56      0.71      1.42        1.04         0.28
 Cumulative Effect of
  Accounting Changes,
  net...................                         0.01
                          --------  -------- --------  --------  --------    --------     --------
Earnings per Common and
 Common Equivalent
 Share..................  $   0.71  $   0.87 $   1.00  $   1.20  $   1.73    $   1.01     $   0.46
                          ========  ======== ========  ========  ========    ========     ========
All fiscal years are composed of 52 weeks except 1992 which contains 53 weeks.
Consolidated Balance
 Sheet Data (at end of
 period):
 Total Assets...........  $331,402  $369,732 $382,620  $408,453  $484,051    $436,948     $545,977
 Long-Term Debt.........  $ 33,864  $ 21,757 $  7,392  $  5,467  $ 32,003    $ 20,529     $ 69,136
 Stockholders' Equity...  $181,240  $203,577 $219,624  $221,136  $245,493    $216,118     $256,584
 Working Capital
  (Deficiency)..........  $(12,028) $ 22,852 $  1,906  $(43,007) $(44,780)   $(51,033)    $(41,831)
 Current Ratio..........     1.2:1     1.3:1    1.0:1     0.6:1     0.6:1       0.6:1        0.7:1

--------
Note: See information relating to the conversion/closing of the L&N Seafood Grill Concept under the caption "Company Management's Discussion and Analysis of Financial Condition and Results of Operations" for factors that affect the comparability of the information reflected above.

                       MFCI SELECTED FINANCIAL DATA

  The following table summarizes certain selected financial information with respect to MFCI and is derived from the Financial Statements of MFCI. The Financial Statements of MFCI are presented as if MFCI had been a separate entity for all periods presented. The statements of income data for the years ended June 5, 1993, June 4, 1994 and June 3, 1995 and the balance sheet data as of June 4, 1994 and June 3, 1995 are derived from the Audited Financial Statements of MFCI. The statements of income data for the years ended June 1, 1991 and June 6, 1992 and the twenty-six weeks ended December 3, 1994 and December 2, 1995 and the balance sheet data as of June 1, 1991, June 6, 1992, June 5, 1993, December 3, 1994 and December 2, 1995 are derived from the Unaudited Financial Statements of MFCI and, in the opinion of management, include all adjustments, consisting of normal recurring accruals, which MFCI considers necessary for a fair presentation of the financial position and the results of operations for these periods. The financial information presented below may not be indicative of MFCI's future performance as an independent company. The information set forth below should be read in conjunction with "MFCI Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business of MFCI After the Distribution," and the Financial Statements of MFCI and notes thereto and the Unaudited Pro Forma Financial Information of MFCI included elsewhere herein. Historical earnings per share and dividend data have not been presented as MFCI was not a separate publicly-held company during the periods presented below.

                                                                                    FOR THE TWENTY-SIX
                                             FISCAL YEAR                                WEEKS ENDED
                          -----------------------------------------------------  -------------------------
                            1991       1992       1993       1994       1995     DEC. 3, 1994 DEC. 2, 1995
                          ---------  ---------  ---------  ---------  ---------  ------------ ------------
                                                        (IN THOUSANDS)
Statement of Income
 Data:
 Revenues...............  $ 311,485  $ 304,448  $ 291,032  $ 292,493  $ 294,587    $149,161     $138,018
                          =========  =========  =========  =========  =========    ========     ========
 Income Before Provision
  for Income Taxes and
  Cumulative Effect of
  Accounting Changes....  $   9,783  $  10,513  $  13,110  $  16,724  $  19,108    $  8,801     $  4,268
 Provision for Federal
  and State Income
  Taxes.................      3,659      3,932      4,898      6,646      7,734       3,624        1,761
                          ---------  ---------  ---------  ---------  ---------    --------     --------
 Income Before
  Cumulative Effect of
  Accounting Changes....      6,124      6,581      8,212     10,078     11,374       5,177        2,507
 Cumulative Effect of
  Accounting Changes,
  net:
 Postretirement
  benefits..............                           (1,921)
 Income taxes...........                            1,409
                          ---------  ---------  ---------  ---------  ---------    --------     --------
Net Income..............  $   6,124  $   6,581  $   7,700  $  10,078  $  11,374    $  5,177     $  2,507
                          =========  =========  =========  =========  =========    ========     ========
All fiscal years are composed of 52 weeks except 1992 which contains 53 weeks.
Balance Sheet Data (at
 end of period):
 Total Assets...........  $  95,456  $  91,184  $  82,077  $  77,461  $  90,122    $ 85,602     $ 92,625
 Long-Term Debt.........  $   3,860  $   1,111  $   1,008  $     931  $     848    $    892     $    803
 Owner's Equity.........  $  43,211  $  48,200  $  32,623  $  29,303  $  47,465    $ 38,480     $ 52,170
 Working Capital
  (Deficiency)..........  $ (12,046) $ (10,393) $ (18,131) $ (20,667) $ (14,916)   $(19,550)    $(13,795)
 Current Ratio..........      0.5:1      0.7:1      0.5:1      0.4:1      0.4:1       0.4:1        0.5:1

                       MHCI SELECTED FINANCIAL DATA

  The following table summarizes certain selected financial information with respect to MHCI and is derived from the Financial Statements of MHCI. The Financial Statement of MHCI are presented as if MHCI had been a separate entity for all periods presented. The statements of income data for the years ended June 5, 1993, June 4, 1994 and June 3, 1995 and the balance sheet data as of June 4, 1994 and June 3, 1995 are derived from the Audited Financial Statements of MHCI. The statements of income data for the years ended June 1, 1991 and June 6, 1992 and the twenty-six weeks ended December 3, 1994 and December 2, 1995 and the balance sheet data as of June 1, 1991, June 6, 1992, June 5, 1993, December 3, 1994 and December 2, 1995 are derived from the Unaudited Financial Statements of MHCI and, in the opinion of management, include all adjustments, consisting of normal recurring accruals, which MHCI considers necessary for a fair presentation of the financial position and the results of operations for these periods. The financial information presented below may not be indicative of MHCI's future performance as an independent company. The information set forth below should be read in conjunction with "MHCI Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business of MHCI After the Distribution," and the Financial Statements of MHCI and notes thereto and the Unaudited Pro Forma Financial Information of MHCI included elsewhere herein. Historical earnings per share and dividend data have not been presented as MHCI was not a separate publicly-held company during the periods presented below.

                                                                                FOR THE TWENTY-SIX
                                             FISCAL YEAR                            WEEKS ENDED
                          -------------------------------------------------- -------------------------
                            1991      1992      1993       1994      1995    DEC. 3, 1994 DEC. 2, 1995
                          --------- --------- ---------  --------- --------- ------------ ------------
                                                        (IN THOUSANDS)
Statement of Income
 Data:
 Revenues...............  $ 379,162 $ 399,634 $ 430,145  $ 461,780 $ 225,392   $110,549     $112,881
                          ========= ========= =========  ========= =========   ========     ========
 Income Before Provision
  for Income Taxes and
  Cumulative Effect of
  Accounting Changes....  $  12,939 $  15,620 $  18,122  $  21,588 $  65,295   $ 56,203     $ 10,504
 Provision for Federal
  and State Income
  Taxes.................      4,981     6,014     6,980      8,351    28,469     24,786        4,424
                          --------- --------- ---------  --------- ---------   --------     --------
 Income Before
  Cumulative Effect of
  Accounting Changes....      7,958     9,606    11,142     13,237    36,826     31,417        6,080
 Cumulative Effect of
  Accounting Changes,
  net:
 Postretirement
  benefits..............                           (640)
 Income taxes...........                            426
                          --------- --------- ---------  --------- ---------   --------     --------
Net Income..............  $   7,958 $   9,606 $  10,928  $  13,237 $  36,826   $ 31,417     $  6,080
                          ========= ========= =========  ========= =========   ========     ========
All fiscal years are composed of 52 weeks except 1992 which contains 53 weeks.
Balance Sheet Data (at
 end of period):
 Total Assets...........  $  97,360 $ 106,043 $ 109,434  $ 107,942 $  70,422   $ 75,595     $ 62,963
 Long-Term Debt.........  $     281 $  13,051 $   4,686  $   3,128 $  19,245   $     45     $ 32,054
 Owner's Equity.........  $  52,273 $  55,080 $  56,807  $  51,164 $   9,015   $ 11,504     $ (5,204)
 Working Capital
  (Deficiency)..........  $  27,244 $  27,493 $  21,524  $  11,217 $  14,712   $ (4,017)    $ 14,658
 Current Ratio..........      2.0:1     1.9:1     1.6:1      1.3:1     1.6:1      0.9:1        1.7:1

--------
Note: See information relating to the sale of B&I contracts and assets under the caption "MHCI Management's Discussion and Analysis of Financial Condition and Results of Operations" for factors that affect the comparability of the information reflected above.

                 COMPANY MANAGEMENT'S DISCUSSION AND ANALYSIS
               OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

  The following discussion should be read in conjunction with the business information and the Consolidated Financial Statements of the Company and related notes included elsewhere in this Proxy Statement.

GENERAL

  On September 26, 1995, the Board of Directors of the Company approved a plan to spin-off the Company's family dining and health care businesses to stockholders to create three separate publicly-held corporations. The name of the Company will be changed to "Ruby Tuesday, Inc." in connection with the Distribution and its operations after the Distribution will consist of the casual dining restaurant business currently conducted by the Ruby Tuesday Group. See "The Distribution." As a result of the Board's decision, all previously reported financial statements of the Company have been restated to reflect the activities of MFCI and MHCI as discontinued operations.

RESULTS OF OPERATIONS

  The following table sets forth selected restaurant operating data as a percentage of revenues for the periods indicated. All information is derived from the consolidated financial statements of the Company included elsewhere in this Proxy Statement.

                                 FISCAL YEAR ENDED     TWENTY-SIX WEEKS ENDED
                                 -------------------  -------------------------
                                 1993   1994   1995   DEC. 3, 1994 DEC. 2, 1995
                                 -----  -----  -----  ------------ ------------
Revenues........................ 100.0% 100.0% 100.0%    100.0%       100.0%
Operating Costs and Expenses:
  Cost of merchandise...........  29.3   27.9   26.9      26.9         27.5
  Payroll and related costs.....  31.8   33.0   33.0      32.2         34.3
  Other.........................  20.5   20.5   20.6      20.3         22.0
  Selling, general and
   administrative...............   6.7    7.4    7.3       8.5          7.0
  Depreciation and
   amortization.................   4.9    5.1    5.2       5.1          5.6
  L&N conversion/closing costs..   0.0    0.0    3.8       8.4          0.0
  Interest expense, net.........   0.0    0.0    0.1      (0.1)         0.5
                                 -----  -----  -----     -----        -----
Total Operating Cost and
 Expenses.......................  93.2   93.9   96.9     101.3         96.9
Income (loss) from continuing
 operations before income taxes
 and cumulative effect of
 accounting changes.............   6.8    6.1    3.1      (1.3)         3.1
Provision (benefit) for income
 taxes..........................   2.5    2.2    0.9      (0.8)         1.0
                                 -----  -----  -----     -----        -----
Income (loss) from continuing
 operations ....................   4.3    3.9    2.2      (0.5)         2.1
Income from discontinued
 operations, net of applicable
 income taxes...................   5.6    5.8    9.9      16.2          3.3
                                 -----  -----  -----     -----        -----
Income before cumulative effect
 of accounting changes..........   9.9    9.7   12.1      15.7          5.4
Cumulative effect of accounting
 changes........................   0.1    0.0    0.0       0.0          0.0
                                 -----  -----  -----     -----        -----
Net Income......................  10.0%   9.7%  12.1%     15.7%         5.4%
                                 =====  =====  =====     =====        =====

  During fiscal 1995, the Board of Directors approved a plan to phase out the L&N Seafood Grill ("L&N") concept. This business generated $63.3 million of sales and ($0.6) million of operating profit in fiscal 1994. Management believed that it was not likely to achieve dominance in the casual seafood restaurant business and thus decided to close or convert all L&N units into other concepts. Also, in January 1995, the Company acquired the common stock of Tias, Inc. The effects of these transactions on fiscal 1995 results are also discussed below.

 TWENTY-SIX WEEKS ENDED DECEMBER 2, 1995 COMPARED TO TWENTY-SIX WEEKS ENDED DECEMBER 3, 1994

 Revenues

  The Company's revenues increased to $298.0 million for the twenty-six weeks ended December 2, 1995 from $234.1 million for the twenty-six weeks ended December 3, 1994. The revenue increase was the result of the net addition of 77 units including 46 Ruby Tuesdays, 14 Mozzarella's, and 17 Tia's as of December 2, 1995.

 Operating Profits

  Pre-tax income increased $12.3 million for the twenty-six weeks ended December 2, 1995 compared to the twenty-six weeks ended December 3, 1994. The increase results from the $19.7 million charge recorded in the first quarter of fiscal 1995 to reflect the estimated cost to convert or close L&N units. (See further discussion of L&N below).

  Cost of merchandise as a percentage of revenues increased 0.6% from the prior year due to new menu variations in the second quarter of fiscal 1995 which included more value items. Additionally, the percentage of revenues generated from sales of lower-margin menu items increased during the period.

  Payroll and related costs increased 2.1% as a percentage of revenues. The increase is due to additional staffing levels and service programs at Ruby Tuesdays designed to improve guest service and the fixed nature of Mozzarella's management and kitchen payroll coupled with decreasing same store sales. These increases were offset by an improvement in the Company's workers' compensation claims experience as well as a decrease in other fringes.

  Other operating expenses as a percentage of revenues increased due to an increase in insurance expense and supplies expense. Insurance expense increased due to an increase in general liability rates. Supplies expense increased due to the addition of new units which have higher supply expenses than existing units.

  Selling, general and administrative expenses decreased 1.5% as a percentage of revenues. The decrease resulted from the Company's objective of keeping general and administrative expenses flat for the year.

  Depreciation as a percentage of revenues increased due to the Company's focus on expansion with freestanding units which are typically owned as opposed to mall or strip units which are leased.

  Net interest expense (income) increased from ($0.2 million) for the twenty-six weeks ended December 3, 1994 to $1.5 million for the twenty-six weeks ended December 2, 1995 due to the addition of $65.7 million in borrowings under the Company's revolving credit facility and other bank lines of credit offset by the retirement of the Life Insurance Co. of Georgia note of $7.4 million during the thirteen weeks ended September 4, 1994.

  The increase in income from continuing operations from the prior year primarily relates to the conversion/closing costs which resulted from the June 27, 1994 decision to phase out the L&N concept. In fiscal 1995, the Company accrued approximately $19.7 million for costs to be incurred to phase out the L&N concept. As of December 2, 1995, $18.8 million of expenses related to operating losses, the write-offs of inventories, intangibles and other assets, severance pay and other expenses had been charged against the accrual. The remaining $0.9 million accrual relates primarily to cash outlays anticipated to be incurred to settle the three remaining lease obligations on units closed. The increase from the original plan in the number of units to be closed did not result in a material increase to the $11.6 million closing cost estimate as the increases necessary for the six additional units ultimately closed were offset by decreases in estimates for the other units closed and the decrease which resulted from the decision to continue to operate the four units discussed below.

  The increase in provision for income taxes is related to the L&N charge discussed above which contributed to a $3.0 million loss for the first twenty-six weeks of fiscal 1995 as compared to the $9.3 million profit generated in the first twenty-six weeks of fiscal 1996.

 Income from Discontinued Operations

  Included in the results of operations for the twenty-six weeks ended December 3, 1994 and December 2, 1995 is income from discontinued operations of $37.8 million and $9.9 million, respectively. The decline in income from discontinued operations is due to a $46.8 million gain ($25.8 million net of tax) on the sale of certain of MHCI's business and industry contracts and assets in the first quarter of fiscal 1995.

 FISCAL 1995 COMPARED TO FISCAL 1994

 Overview

  During fiscal year 1995, the Company opened 48 Ruby Tuesdays, five Mozzarella's and two Tia's. In addition to these openings, 21 L&N units were converted into nine Ruby Tuesdays units and 12 Mozzarella's units. As previously mentioned, in January 1995, the Company acquired the common stock of Tias, Inc. Twelve Tia's Tex-Mex restaurants were operational at the time of acquisition. The Company's openings were offset by the closing of five Ruby Tuesdays, one Mozzarella's and 13 L&N's (in addition to the 21 units converted to Ruby Tuesdays or Mozzarella's). Three Snapp's units were transferred to the Company's Morrison Group. The Company focused new unit development efforts during the year on freestanding units as opposed to the Company's traditional mall or strip-based units.

  The Company's plans call for moderate expansion both in the traditional Eastern U.S. markets and in new markets in the Western U.S. The Company plans to open 36 Ruby Tuesday units in fiscal 1996. Moderate expansion of Tia's and Mozzarella's is also planned. The Company is currently in the process of considering pursuing the opportunity of expanding through franchising which would permit growth with minimal capital outlay.

 Revenues

  The Company's sales reached $515.3 million in fiscal 1995, an increase of 12.3% over the prior year. Excluding the L&N concept, which contributed sales of $63.3 million in 1994, the sales gain was 30.2%. The revenue increase was the result of the net addition of 45 units. Same store sales increased 0.6% in fiscal 1995 while the same store average check increased 1.1%.

 Operating Profits

  Pre-tax income decreased 42.1% to $16.1 million from $27.8 million in fiscal 1994. The decrease resulted from a $19.7 million charge recorded to reflect the estimated cost to convert or close the L&N units. Without the charge, pre-tax income would have increased to $35.8 million, or 28.9%. This increase in operating profit is due to continued expansion coupled with a 0.9% operating margin increase. Excluding L&N's results from the fiscal 1994 amount, the operating margin remained at 7.0% in fiscal 1995.

  Cost of merchandise as a percentage of revenues decreased from the prior year due to continuing efforts to control food costs at the unit level and increased vendor discounts.

  Payroll and related costs as a percentage of revenues remained flat. Increases due to additional staffing levels at Ruby Tuesdays and higher training costs associated with rapid expansion of the Mozzarella's concept were offset by an improvement in the Company's workers' compensation claims experience as well as a decrease in other fringes.

  Other operating expenses as a percentage of revenues increased slightly due to an increase in general liability rates.

  Selling, general and administrative expenses as a percentage of revenues remained relatively flat in fiscal 1995. Decreases in fiscal 1995 due to the fixed nature of certain general and administrative expenses were offset by increased costs for advertising and brand awareness for Ruby Tuesday and Mozzarella's.

  Depreciation as a percentage of revenues increased slightly due to the increased depreciation resulting from the Company's focus on expansion with freestanding units which are typically owned as opposed to mall or strip units which are leased.

  Net interest expense increased from $160,000 in fiscal 1994 to $744,000 in fiscal 1995 due to the addition of $30.8 million in borrowings under the Company's revolving credit facility offset by the retirement of the Life Insurance Co. of Georgia note of $7.4 million.

  In fiscal 1995, the Company accrued approximately $19.7 million for costs to be incurred as a result of the decision announced on June 27, 1994, to phase out the L&N concept. This amount, originally accrued to cover the costs to convert 30 L&N units and close the remaining eight, consisted primarily of the following: losses on disposal of fixed assets net of anticipated proceeds and the net cost of related lease obligations for the units to be closed (approximately $11.6 million), expected operating losses during the phase out period (approximately $4.8 million), severance pay (approximately $1.1 million) and other losses on the conversion of units, consisting primarily of the write-off of fixed assets, inventory, and unamortized cost in excess of net assets acquired (approximately $2.2 million). The Company originally estimated that, of the $19.7 million charge, asset write-offs (including inventory, fixed assets and goodwill) would total $9.2 million. Cash proceeds from disposal of the properties were anticipated to be $0.7 million. The remaining $11.2 million represented the estimated cash outlay for lease settlements, severance pay and other operating expenditures. The original plan assumed that no units would be sublet and that buyout of leases could occur. Determination of the number of months assumed in which buyouts could occur was made on an individual unit basis.

  Subsequent to the June 1994 announcement, the Company reacquired three additional L&N units as a result of a default on a licensing agreement. These three units were closed. Based on favorable operating results, in the third quarter of fiscal 1995, management decided to continue to operate four of the L&N units as L&N's through the remainder of their lease terms. The sales and earnings of these four units have been included in the operating results of the Ruby Tuesday Group since the beginning of third quarter. During the year, 21 of the L&N units were converted and are operating as other Ruby Tuesday Group restaurants. One additional unit was converted and reopened as a Tia's shortly after year-end. Another unit was in the process of being converted to a Tia's. The remaining 11 units were closed.

  As of June 3, 1995, $13.7 million of expenses related to fiscal 1995 L&N operating losses, write-offs of inventories, intangibles and other assets, severance pay and other expenses had been charged against the reserve. The majority of the remaining $6.0 million accrual relates to remaining asset write-offs ($4.8 million) and costs anticipated to be incurred to settle lease obligations on units closed ($1.2 million). The Company is actively pursuing settlement of all lease obligations and expects to make the necessary cash payments and complete the associated write-offs early in fiscal 1996.

  The Company anticipates that the L&N units which were converted will operate at a similar or higher sales volume than before conversion, with improved profits.

  The effective income tax rate decreased to 31.2% in fiscal 1995 from 34.9% in fiscal 1994 due to the increased tax credit for FICA taxes paid on tips in excess of the minimum wage and also due to increased levels of Targeted Jobs Tax Credit.

 Income from Discontinued Operations

  The $24.5 million increase in income from discontinued operations is primarily due to the gain on the sale of certain of MHCI's business and industry contracts and assets of $46.8 million ($25.8 million net of tax) in fiscal 1995.

 FISCAL 1994 COMPARED TO FISCAL 1993

 Overview

  During fiscal 1994, the Company repositioned the former Silver Spoon Cafe concept into Mozzarella's, an American cafe with an Italian accent. The Company opened 42 Ruby Tuesdays, one L&N, three Snapp's and four Mozzarella's during the year. These openings were offset by the closing of four Ruby Tuesdays and five L&N's. The three Snapp's were closed in fiscal 1995.

 Revenues

  The Company's sales reached $459.0 million in fiscal 1994, an increase of 21.2% over the prior year. The revenue increase was primarily the result of a net of 41 additional units. Same store sales increased 1.0% in fiscal 1994 while the same store average check increased 0.2%.

 Operating Profits

  Pre-tax profit increased 8.3% from fiscal 1993. The increase in profit is due to continued expansion coupled with a 0.7% operating margin decrease. The operating margin decrease is the result of the investment of funds within the Ruby Tuesday concept for items such as remodeling, expanded advertising, and the operating and sales performance of the L&N concept.

  Cost of merchandise as a percentage of revenues decreased from the prior year due to continuing efforts to control food costs at the unit level, staple food prices and a reduction in the cost/sales ratio of new menu items.

  Payroll and related costs increased due to increased staffing levels at Ruby Tuesdays, increased training costs for rapid expansion of the Mozzarella's concept and the result of fixed management labor on declining sales in the L&N concept.

  Selling, general and administrative expenses as a percentage of revenues increased in fiscal 1994 due to an increase in training due to new unit openings in Mozzarella's and Ruby Tuesdays and increased costs for radio and television advertising for Ruby Tuesdays.

  Depreciation as a percentage of revenues increased due to increased depreciation resulting from the Company's increase in freestanding units which are typically owned as opposed to mall or strip units which are leased.

  Net interest expense increased from $60,000 in fiscal 1993 to $160,000 due to borrowings on the Company's lines of credit during fiscal 1994.

  The effective income tax rate on continuing operations decreased to 34.9% in fiscal 1994 from 36.6% in fiscal 1993 due to the tax credit for FICA taxes paid on tips in excess of the minimum wage commencing January 1994 and also due to increased levels of Targeted Jobs Tax Credit following the extension of the program in the Omnibus Budget Reconciliation Act of 1993, offset by a 1% increase in the corporate income tax rate, which went into effect January 1, 1993, and an increase in the effective state income tax rate due to the Company's expansion into states with higher statutory income tax rates.

 Income from Discontinued Operations

  The $5.4 million increase in income from discontinued operations from $21.2 million to $26.6 million is primarily due to growth in sales for MHCI, as well as improved operational efficiencies for both MFCI and MHCI.

LIQUIDITY AND CAPITAL RESOURCES

 Cash Flow

  Cash provided by continuing operations was $67.3 million in fiscal 1995 and $24.3 million for the twenty-six weeks ended December 2, 1995. Capital expenditures exceeded cash provided by continuing operations by $41.1 million and $52.3 million for the year ended June 3, 1995 and the twenty-six weeks ended December 2, 1995, respectively. In addition, $30.8 million and $37.2 million of cash was provided through incremental borrowing under the Company's lines of credit for those same periods. Pursuant to the Company's financial strategy approved by the Board during fiscal 1994, $39.8 million, $45.7 million, and $0.4 million of the Company's stock was reacquired during 1994, 1995 and the twenty-six weeks ended December 2, 1995, respectively, from cash available after the Company's investments in new units. Amounts for fiscal years 1994 and 1995 include $2.3 million for stock acquired in connection with the Company's Deferred Compensation Plan. See the Consolidated Statements of Cash Flows for more information.

 Capital Expenditures

  The Company requires capital principally for new restaurants, equipment replacement and remodeling of existing units. Property and equipment expenditures for fiscal 1995 were $108.5 million for new units and capitalized costs of existing units, 54.5% higher than the prior year. During fiscal 1995, 67 new Ruby Tuesday Group restaurants were opened, including 12 units which were added upon the acquisition of Tias, Inc. In addition, 21 L&N units were converted to other Company concepts as a result of the phase out of L&N. Capital expenditures for fiscal 1996 are projected to be $106.6 million, including $76.6 million incurred in the first two quarters. Projected openings for the remainder of fiscal year 1996 include 14 Ruby Tuesday Group restaurants. Openings during first half of fiscal 1996 included 30 Ruby Tuesdays, five Mozzarella's and two Tia's. In addition, one L&N was converted to a Tia's.

 Borrowings and Credit Facilities

  Cash flow from operations, transfers from MFCI and MHCI, the Company's discontinued operations, and nominal debt have historically financed the Company's capital investments. The debt and interest levels prior to the Distribution do not represent and may not be indicative of future financing sources and interest costs of the Company as an entity independent of MFCI and MHCI.

  At December 2, 1995, the Company had committed lines of credit amounting to $32.0 million (of which $14.3 million remain available at December 2, 1995) and non-committed lines of credit amounting to $94.0 million with various banks at various interest rates. All of these lines are subject to periodic review by each bank and may be cancelled by the Company at any time. The Company utilized its lines of credit to meet operational cash needs during fiscal 1995. Borrowings on these lines of credit were $17.4 million, $12.6 million and $17.7 million at June 4, 1994, June 3, 1995, and December 2, 1995, respectively. In addition to these lines of credit, the Company entered into a five-year revolving line of credit with various banks which will allow the Company to borrow up to $200.0 million over the next five years. The Company had $30.8 and $68.0 million of borrowings outstanding under this agreement at June 3, 1995 and December 2, 1995 classified by the Company as long-term debt. An additional $19.2 and $32.0 million of borrowings outstanding under this agreement at June 3, 1995 and December 2, 1995 have been allocated to MHCI. The credit facility provides for certain restrictions on incurring additional indebtedness and to certain funded debt, net worth, and fixed charge coverage requirements. At June 3, 1995, retained earnings in the amount of $39.4 million were available for cash dividends and stock repurchases under the debt restrictions.

  The Company entered into an interest rate swap agreement to control its fiscal 1996 interest costs relating to the borrowings outstanding under the revolving line of credit agreement and other bank lines of credit. This swap agreement which has a notional amount accreting from $85.0 to $115.0 million effectively limits the interest rate to a maximum of 7.02% per annum for a one year period commencing June 5, 1995. The swap agreement is short-term in nature and is intended to limit the interest rate fluctuation risk associated with the Company's variable rate debt. No other derivative activities have occurred or are expected to occur.

  The Company is currently negotiating with lenders for a five-year credit facility which will replace borrowings outstanding under the Company's current revolver shortly after the Distribution. It is expected that the covenants in the Company's new credit facility will result in restrictions similar to those imposed on the Company under the current revolving credit agreement and will not impose any material restrictions on the operations of the Company. The Company will also enter into an interest rate swap agreement relating to the new revolving credit agreement that is expected to fix the interest rate at an amount below the current rate of 7.02%. A reasonably likely change in the interest rate on the Company's variable rate debt would not have a significant impact on the Company's financial position or results of operations.

  The Company typically carries current liabilities in excess of current assets because cash generated by operating activities is reinvested in capital expenditures.

  During fiscal 1996 the Company expects to fund operations and capital expansion from operating cash flows, bank lines of credit and its five-year revolving line of credit. See Note 5 of Notes to Consolidated Financial Statements for a detailed discussion of borrowings and credit facilities. Long-term debt increased a net $24.1 million in fiscal 1995 due to borrowings on the revolving credit facility, offset by the early retirement of the note payable to Life Insurance Company of Georgia. The Company anticipates the need for additional borrowings on the revolving line of credit and other bank lines of approximately $1.6 million during the third quarter of fiscal year 1996.

 Dividends

  The Company does not intend to pay cash dividends for the foreseeable future after the Distribution. It is expected that the combined dividend level of MFCI and MHCI will approximate that currently paid by the Company.

KNOWN EVENTS, UNCERTAINTIES AND TRENDS

 New Accounting Standards

  In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121 (FAS 121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of." FAS 121 establishes accounting standards that require an entity to review long-lived assets and certain identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Long-lived assets and certain identifiable intangibles to be disposed of are generally to be reported at the lower of carrying amount or fair value less cost to sell. Historically the Company recognized such impairment upon the decision to close a unit. On January 10, 1996, the Company announced that it will adopt FAS 121 in the third quarter of fiscal 1996. In accordance with the adoption of FAS 121, a pre-tax charge of $25.4 million will be recorded comprised of the following: impairment to be recognized on 16 units approved for closure within one year by the Board of Directors on January 10, 1996, $9.9 million; impairment on in-unit computer equipment ($0.7 million) and write-offs resulting from management's decision to abandon an information technology plan ($3.8 million) approved on that same date; and impairment on units remaining open, $11.0 million. See Note 13 of Notes to Consolidated Financial Statements for more information.

  During October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation" (FAS 123). FAS 123 establishes financial accounting and reporting standards for stock-based employee compensation plans. The Statement defines a fair value based method of accounting for an employee stock option or similar equity instrument. The Statement allows an entity to continue to measure compensation cost for those plans using the intrinsic value based method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." The Company intends to continue to measure compensation cost following the principles of APB Opinion No. 25 and will therefore be required to present pro forma disclosures of net income and earnings per share as if the fair value based method had been applied beginning in fiscal 1997.

 Impact of Inflation

  Historically the Company has been able to recover inflationary cost increases to items such as food and beverage costs through increased menu prices. There have been, and there may be in the future, delays in the implementation of such menu price increases. Competitive pressures may also limit the Company's ability to recover such cost increases in their entirety. Historically, the effects of inflation on the Company's net income have not been materially adverse.

 Management's Outlook

  The Company has made many significant advances to position itself for strategic growth via a diversified group of casual dining concepts. Ruby Tuesday, with its menu of burgers, ribs, fajitas, chicken, soups, salads and sandwiches, will maintain its aggressive posture. The Mozzarella's concept will follow a year of moderate expansion with a concentration primarily on improved sales at existing units. The concept specializes in pizzas, pastas, soups, salads and sandwiches, with a $9 average check. Tia's, the Tex-Mex concept recently acquired with freshly prepared menu items, offers the Company an attractive opportunity to enter a high growth segment of the industry. The Company's focus for Tia's is to expand from the base acquired while maintaining the new unit sales volumes. Management believes that it is positioned to take advantage of growth opportunities well into the future.

 Special Charges

  In addition to the $25.4 million charge to be recognized in the third quarter relating to the adoption of FAS 121, the Company announced that it anticipates recording restructuring expenses of $5.5 million in the third quarter relating to the estimated cost of lease settlements on the 16 units to be closed ($3.5 million), estimated professional and other fees to be incurred in connection with the Distribution ($1.1 million), severance pay for staff reductions expected during the quarter ($0.6 million) and other miscellaneous asset write-offs ($0.3 million). See Note 13 of Notes to Consolidated Financial Statements for more information.

                   MFCI MANAGEMENT'S DISCUSSION AND ANALYSIS
               OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

  This discussion should be read in conjunction with the business information and the Financial Statements of MFCI and related notes included elsewhere in this Proxy Statement.

RESULTS OF OPERATIONS

  The following table sets forth selected restaurant operating data as a percentage of sales for the periods indicated. All information is derived from the historical financial statements of MFCI included elsewhere in this Proxy Statement.

                                 FISCAL YEAR ENDED     TWENTY-SIX WEEKS ENDED
                                 -------------------  -------------------------
                                 1993   1994   1995   DEC. 3, 1994 DEC. 2, 1995
                                 -----  -----  -----  ------------ ------------
Revenues.......................  100.0% 100.0% 100.0%    100.0%       100.0%
Operating Costs and Expenses:
  Cost of merchandise..........   26.8   27.2   26.8      26.6         28.5
  Payroll and related costs....   38.3   38.2   35.8      36.3         37.6
  Other........................   21.7   20.0   20.6      20.7         20.7
  Selling, general and
   administrative..............    4.9    5.4    6.9       7.2          6.3
  Depreciation and
   amortization................    3.9    3.6    3.5       3.4          3.9
  Interest income..............   (0.1)  (0.1)  (0.1)     (0.1)        (0.1)
                                 -----  -----  -----     -----        -----
Total Operating Costs and
 Expenses......................   95.5   94.3   93.5      94.1         96.9
                                 -----  -----  -----     -----        -----
Income from operations before
 income taxes..................    4.5    5.7    6.5       5.9          3.1
Provision for Income Taxes.....    1.7    2.3    2.6       2.4          1.3
                                 -----  -----  -----     -----        -----
Income from Operations.........    2.8    3.4    3.9       3.5          1.8
Cumulative effect of accounting
 changes.......................   (0.2)   0.0    0.0       0.0          0.0
                                 -----  -----  -----     -----        -----
Net Income.....................    2.6%   3.4%   3.9%      3.5%         1.8%
                                 =====  =====  =====     =====        =====

 TWENTY-SIX WEEKS ENDED DECEMBER 2, 1995 COMPARED TO TWENTY-SIX WEEKS ENDED DECEMBER 3, 1994

 Overview

  Pre-tax income for the twenty-six weeks ended December 2, 1995 decreased 51.5% from the same period of the prior year primarily due to disappointing sales and profits of MFCI's Quick Service Restaurants (QSRs). QSRs are MFCI's 600 to 3,200 square foot dining facilities located primarily in mall food courts. Management will selectively close 15 QSRs and seven traditional cafeterias which have not performed to management's standards over the next several months in order to improve profit margins. Management will closely monitor the performance of other units and continually evaluate methods to improve results on a case-by-case basis.

 Revenues

  Revenues decreased 7.5% in the first two quarters of fiscal 1996 from the same period of the prior year due to the closing of seven cafeterias, offset partially by the addition of seven QSRs and three small cafeterias. Same store check averages were up 1.2% in the first quarter and 0.6% in the second quarter of fiscal 1996; however, same store sales decreased 8.1% and 9.6%, respectively, from the same periods of the prior year due to a 9.8% and 10.7% decrease in customer counts, respectively. The decrease in customer counts is attributed to two separate price increases instituted in June and September 1994, collectively representing a 3.5% price increase, decreased advertising and marketing, and the intrusion of competition.

 Operating Profits

  Cost of merchandise as a percent of revenues increased 1.9% to 28.5% due to upgraded menu items with the new three-tiered menu pricing structure, the addition of outside meal service accounts, and a decrease in total operating revenues. Payroll and related expenses increased 1.3% to 37.6% of revenues due to wage rate inflationary pressures and training costs associated with small cafeteria openings. Other restaurant expenses remained flat for the quarter. Selling, general and administrative expenses decreased 0.9% to 6.3% of revenues due to decreased radio and newsprint advertising, offset partially by an increase in general and administrative expenses as the result of lower capitalized development expenses associated with a decrease in planned unit openings.

  The effective income tax rate decreased slightly to 41.3% compared to 41.2% in the same quarter of the prior year.

 Effects of Distribution on Results of Operations

  Management believes that the Distribution will have a material impact on the results of operations due to the added separate company costs that will be incurred by MFCI following the Distribution. The anticipated effect of the Distribution on the results of operations of MFCI for the twenty-six weeks ended December 2, 1995 and the fiscal year ended June 3, 1995 are presented in the Unaudited Pro Forma Financial Information included elsewhere in this Proxy Statement. Such pro forma financial information is presented as if the Distribution had been effected as of the dates indicated.

 FISCAL 1995 COMPARED TO FISCAL 1994

 Overview

  During fiscal 1995, MFCI continued the growth of its operations outside of its core cafeteria base by opening several new small cafeterias and QSRs. The small cafeterias feature enhanced lines and a contemporary dining area that is intended to appeal to a broader, younger market. Based on positive results to date, MFCI intends to open additional units in future years. The QSRs, located primarily in the Mid-Atlantic States and the Northeast, achieved mixed results during the year.

  MFCI also began a modernization program for its existing core of cafeterias in order to improve their appeal to a larger customer base and increase the efficiency and customer-friendliness of the cafeteria service lines. MFCI intends to continue remodeling efforts over the next year by concentrating on its units in demographic areas where this enhanced atmosphere would achieve the greatest results. During the year, MFCI opened three small cafeterias, ten mall food court QSRs and one Snapp's restaurant. Six cafeteria units were closed in fiscal 1995.

  Net income increased 12.9% in fiscal 1995 over fiscal 1994, despite relatively flat sales volume. Management began a series of intensive guest satisfaction studies in the cafeterias during the year to ensure MFCI is providing the quality and value customers want.

 Revenues

  Revenues increased $2,094,000 or 0.7% in fiscal 1995 compared to fiscal 1994. A 3.0% menu price increase effective June 12, 1994 led to a 2.9% same store average check increase; however, same store sales decreased 1.1% in fiscal 1995 due to a 4.1% decline in customers. MFCI anticipates controlled new unit growth in fiscal 1996, primarily in its small cafeteria concept.

 Operating Profits

  Pre-tax income increased $2,384,000, or 14.3% in fiscal 1995 compared to fiscal 1994. As a percentage of revenues, food costs decreased 0.4% to 26.8% from the prior year due to the June 1994 price increase, offset by nominal inflationary pressures on product costs. Payroll and related costs decreased 2.4% in fiscal 1995 to 35.8% of revenues due to savings attendant to changes in employee benefit plans and positive workers' compensation claims experience. Other restaurant expenses increased 0.6% in fiscal 1995 to 20.6% due to a procedural change to expense paper goods and cleaning supplies rather than carry the items in inventory, along with the increased expenses associated with new unit openings. Selling, general and administrative expenses increased 1.5% in fiscal 1995 to 6.9% of revenues due to increased promotional advertising in local markets to accentuate the competitive pricing of the core cafeterias and the inherent value of their bundled meal program. General and administrative expenses also increased due to the addition of operations support personnel. Depreciation and amortization declined slightly as a percentage of revenues to 3.5%, as expected, due to a number of existing unit assets becoming fully depreciated. See "--Liquidity and Capital Resources" below for a discussion of investment arrangements for MFCI.

  The combined federal and state effective tax rate increased to 40.5% in fiscal 1995 from 39.7% in fiscal 1994 due to a decline in Targeted Jobs Tax Credit associated with that program's expiration on December 31, 1994.

 FISCAL 1994 COMPARED TO FISCAL 1993

 Overview

  MFCI opened ten new units during fiscal 1994, consisting of one small cafeteria and nine QSRs. MFCI also closed nine cafeterias during the year. During fiscal 1994, MFCI began a program of strategic price rollbacks and bundled-meal promotions in an effort to increase the value perception of its core cafeterias. Bundled meals accounted for approximately 75% of all meals sold by MFCI, and were supported with aggressive advertising and in-store promotion. MFCI experienced both customer count increases and higher customer check averages associated with these promotions. MFCI began positioning itself to compete within the family dining market segment rather than just other cafeterias.

  Net income before the cumulative effect of accounting changes increased 22.7% in fiscal 1994 over fiscal 1993, due to positive same store sales and positive customer counts in existing stores as the result of the price rollbacks and bundled meal promotions, plus cost savings attendant to the closing of unprofitable units.

 Revenues

  Revenues increased $1,461,000 or 0.5% in fiscal 1994 over fiscal 1993, despite the closing of nine core units. This increase was the result of a 2.3% increase in same store sales and a slight increase in same store check averages. MFCI credits these increases to its bundled meal promotions and price rollbacks.

 Operating Profits

  Pre-tax income increased $3,614,000 or 27.6% in fiscal 1994 compared to fiscal 1993. Food costs increased 0.4% to 27.2% of revenues in fiscal 1994 due to overall inflationary pressures without corresponding price increases. Payroll and related costs, at 38.2%, remained relatively flat as a percentage of revenues compared to the prior year. Increased unit performance bonuses increased payroll and related costs, but was more than offset by decreases associated with the wage rate decrease for dining room staff implemented in fiscal 1993. Other restaurant expenses decreased 1.7% as the result of a decrease in unit closing expenses. MFCI accrued for the costs associated for its current year unit closings in the prior fiscal year when the original decision was made to close the units. Selling, general and administrative expenses increased 0.5% as a percentage of revenues over the prior year due to increased advertising of MFCI's bundled meal program. MFCI also added additional support service functions in its Atlanta Headquarters to better serve its expanded operations. Additional general and administrative costs were also incurred by MFCI in relation to its QSR concept development and in development efforts to modernize the core cafeterias to increase the efficiency of cafeteria line service and the appeal of dining area atmosphere.

  The combined federal and state effective income tax rate increased to 39.7% from 37.4% in the prior year due to an increase in the Federal income tax rate on January 1, 1993, and an increase in the overall effective state tax rate.

LIQUIDITY AND CAPITAL RESOURCES

 Cash Flow, Capital Expenditures and Financing

  Cash flow from operations has historically financed MFCI's capital investments. The debt and interest levels prior to the Distribution do not represent and may not be indicative of future financing sources and interest costs of MFCI as an independent entity.

  MFCI plans for controlled expansion of its proven concepts only over the next several years, and anticipates that cash flow from operations will be sufficient to provide for this expansion. As such, MFCI does not anticipate the need for large lines of outside credit. MFCI will secure lines of credit from financial institutions in the event that it requires these funds for day-to-day operating activities.

  MFCI has typically carried current liabilities in excess of current assets because cash generated from operations has been transferred to its parent. The seasonal variation in net working capital is not material.

  MFCI requires capital principally for new restaurants, remodeling of existing units, equipment replacement and dividends. Cash provided by operating activities was $6.2 million for the first twenty-six weeks of fiscal 1996. Capital expenditures were $7.7 million for the same period. Capital expenditures are estimated to be approximately $17.5 million in fiscal 1996. This amount is expected to be financed through internally generated funds.

 Dividends

  MFCI anticipates that it will pay approximately $3.0 million in annual dividends. See "Dividend Policies."

 Deferred Tax Assets

  The recognition of deferred tax assets depends on the anticipated existence of taxable income in future periods in amounts sufficient to realize the assets. A valuation allowance must be used to reduce the deferred tax asset if such future income is not likely to be generated. Management believes that future taxable income should be sufficient to realize all of MFCI's deferred tax assets based on historical earnings of MFCI and, therefore, a valuation allowance has not been established.

 Effects of Distribution on Financial Position

  MFCI has historically generated operating cash flows in excess of the amounts necessary to fund operations and capital expansion. As such, management does not anticipate that the Distribution will have a material impact on MFCI's financial position. There will be no significant management changes as a result of the Distribution. See "Special Charges" which follows for a discussion of certain costs to be incurred in the third quarter primarily in conjunction with unit closings.

KNOWN EVENTS, UNCERTAINTIES AND TRENDS

 New Accounting Standards

  In March 1995, the Financial Accounting Standards Board issued FAS 121. FAS 121 establishes accounting standards that require an entity to review long-lived assets and certain identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Long-lived assets and certain identifiable intangibles to be disposed of are generally to be reported at the lower of carrying amount or fair value less cost to sell. On January 10, 1996, the Company announced that MFCI will adopt FAS 121 in the third quarter of fiscal 1996. In accordance with the adoption of FAS 121, a pre-tax charge of $11.8 million will be recorded comprised of the following: impairment to be recognized on 22 units approved for closure within one year by the Board of Directors on January 10, 1996, $6.7 million, and impairment on units remaining open, $5.1 million. See Note 9 of Notes to Financial Statements for more information.

  During October 1995, the Financial Accounting Standards Board issued FAS
123. FAS 123 establishes financial accounting and reporting standards for stock-based employee compensation plans. FAS 123 defines a fair value based method of accounting for an employee stock option or similar equity instrument. FAS 123 allows an entity to continue to measure compensation cost for those plans using the intrinsic value based method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." MFCI intends to continue to measure compensation cost following the principles of APB Opinion No. 25 and will therefore be required to present pro forma disclosures of net income and earnings per share as if the fair value based method had been applied beginning in fiscal 1997.

 Impact of Inflation

  In the past, MFCI has been able to recover inflationary cost increases through increased menu prices. There have been, and there may be in the future, delays in implementing such menu price increases and competitive pressures may limit MFCI's ability to recover such cost increases in their entirety. Historically, the effects of inflation on MFCI's net income have not been materially adverse.

 Seasonality of Business

  MFCI has many restaurants located in shopping malls and other retail locations. As such, sales for these units increase over the holiday season. Overall, the seasonal variation of MFCI's business is not material.

 Special Charges

  In addition to the $11.8 million charge to be recognized in the third quarter relating to the adoption of FAS 121, the Company anticipates that MFCI will record restructuring expenses of $9.5 million in the third quarter relating to the estimated cost of lease settlements on the 22 units to be closed ($8.3 million), estimated professional and other fees to be incurred in connection with the Distribution ($1.0 million), and miscellaneous other asset write-offs ($0.2 million). The Company stated that a charge of $0.6 million was expected to be taken by MFCI for relocation costs anticipated for personnel moving during the quarter.

 Management's Outlook

  MFCI is exploring alternative advertising vehicles to expand its customer base and create greater top-of-mind awareness in order to increase customers. MFCI will continue to be the proactive leader among cafeteria chains with the development of its small cafeteria and drive-through outlets. In addition, MFCI will continue to strengthen its restaurant management and target its various short-term and long-term incentive programs toward providing superior customer satisfaction and producing outstanding business results.

                   MHCI MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

  The following discussion should be read in conjunction with the business information and the Financial Statements of MHCI and related notes included elsewhere in this Proxy Statement.

RESULTS OF OPERATIONS

  The following table sets forth the selected MHCI operating data as a percentage of revenues for the periods indicated. All information is derived from the historical financial statements of MHCI included elsewhere in this Proxy Statement.

                                 FISCAL YEAR ENDED     TWENTY-SIX WEEKS ENDED
                                 -------------------  -------------------------
                                 1993   1994   1995   DEC. 3, 1994 DEC. 2, 1995
                                 -----  -----  -----  ------------ ------------
Revenues.......................  100.0% 100.0% 100.0%    100.0%       100.0%
Operating Costs and Expenses:
 Operating expense.............   89.8   88.9   83.2      83.6         81.3
 Selling, general and
  administrative...............    5.8    6.4    8.4       7.9          8.7
 Interest expense..............    0.2    0.0    0.2       0.0          0.7
 Gain on sale of B&I...........    0.0    0.0  (20.8)    (42.3)         0.0
                                 -----  -----  -----     -----        -----
Total Operating Costs and
 Expenses......................   95.8   95.3   71.0      49.2         90.7
                                 -----  -----  -----     -----        -----
Income from operations before
 income taxes..................    4.2    4.7   29.0      50.8          9.3
Provision for income taxes.....    1.6    1.8   12.7      22.4          3.9
                                 -----  -----  -----     -----        -----
Income from operations.........    2.6    2.9   16.3      28.4          5.4
Cumulative effect of accounting
 changes.......................   (0.0)
                                 -----  -----  -----     -----        -----
Net Income.....................    2.6%   2.9%  16.3%     28.4%         5.4%
                                 =====  =====  =====     =====        =====

 TWENTY-SIX WEEKS ENDED DECEMBER 2, 1995 COMPARED TO TWENTY-SIX WEEKS ENDED DECEMBER 3, 1994

  The increase in revenues for the twenty-six weeks ended December 2, 1995 as compared to the twenty-six weeks ended December 3, 1994 is the result of the addition of new accounts subsequent to December 3, 1994. The sale of certain Business and Industry ("B&I") contracts, as described below, took place during the first quarter of fiscal 1994 and the gain realized on this sale is reflected in the results of operations for the twenty-six weeks ended December 3, 1994. As a percentage of revenues, operating expense has decreased 2.3%. The decrease is due to improved cost controls and a greater percentage of MHCI's accounts remaining after the sale of the B&I accounts, which pay food and payroll costs directly rather than through MHCI. For the twenty-six weeks ended December 2, 1995 compared to the twenty-six weeks ended December 3, 1994, the provision for income taxes decreased approximately $20.4 million. The 1994 amount includes approximately $21.0 million for taxes resulting from the gain on sale of the B&I accounts. MHCI had 278 health care accounts at December 2, 1995 compared to 276 health care accounts at December 3, 1994.

 Effects of Distribution on Results of Operations

  Management believes that the Distribution will have a material impact on the results of operations due to the added separate company costs that will be incurred by MHCI. The anticipated effect of the Distribution on the results of operations of MHCI for the twenty-six weeks ended December 2, 1995 and the fiscal year ended June 3, 1995 are presented in the Unaudited Pro Forma Financial Information included elsewhere in this Proxy Statement. Such pro forma financial information is presented as if the Distribution had been effected as of the dates indicated.

 FISCAL 1995 COMPARED TO FISCAL 1994

 Overview

  On August 8, 1994, MHCI sold certain B&I contracts and assets to Gardner Merchant Food Service, Inc., a wholly-owned subsidiary of Gardner Merchant Services Group Ltd., for $100 million in cash. B&I accounts not sold were subsequently closed. The sale, net of related transaction expenses and closing costs of approximately $11.1 million, resulted in a net pre-tax gain of $46.8 million.

 Revenues

  Due to the sale of the B&I contracts and assets, sales decreased 51.2% in fiscal 1995 compared to fiscal 1994. Excluding fiscal 1994 B&I sales of $250.7 million, sales increased 6.8% in fiscal 1995 over fiscal 1994. This increase reflects the addition of larger accounts to MHCI's customer base and a net addition of nine accounts as compared to fiscal 1994. At June 3, 1995, MHCI had 291 health care accounts compared to 282 health care accounts at June 4, 1994.

 Operating Profits

  Operating profit, excluding the $46.8 million gain on the sale of B&I, decreased 14.2% for fiscal 1995 compared to fiscal 1994. Excluding fiscal 1994 B&I operating profit of $6.3 million, operating profit for fiscal 1995 increased 21.1% due to increased sales and a 1.4% operating margin increase. Because of the sale of B&I, the client mix changed in fiscal 1995 resulting in a larger number of clients that pay for food, payroll and other costs directly rather than indirectly through MHCI. During the year MHCI implemented food cost control programs aimed at increased food preparation efficiency and waste reduction, coupled with higher value-added menu offerings. Payroll costs also decreased due to improved experience for health and workers' compensation claims, and a change in vacation policy. Selling, general and administrative expenses increased to 8.4% of revenues from 6.4% of revenues in fiscal 1994, due to increased spending. The changes discussed above resulted in the improved margin.

  MHCI's interest income prior to the Distribution results from an allocation of the Company's interest income based on MHCI's cash flow. See "--Liquidity and Capital Resources" below for a discussion of financing and investment arrangements for MHCI.

  The combined federal and state effective tax rate increased to 43.6% in fiscal 1995 from 38.7% in fiscal 1994 due to the non-deductibility for tax of acquired goodwill disposed of in connection with the divestiture of the B&I accounts.

 FISCAL 1994 COMPARED TO FISCAL 1993

 Overview

  During fiscal 1994, after extensive research, interviews, and dialogue with clients and customers, MHCI undertook a redeployment of resources that resulted in value-added services and stronger client relationships. MHCI organized regional teams that work hand-in-hand with clients to tailor services to their needs and to respond to their demand for high quality food and dietary services at lower costs.

  Fiscal year 1993 income included the cumulative effect of adjustments due to new accounting standards relating to postretirement benefits and income taxes. The net effect on income of the adoption of the two standards was a decrease of approximately $214,000 for fiscal 1993.

 Revenues

  Revenues increased $31.6 million or 7.4% in fiscal 1994 over fiscal 1993. The increase was due to the addition of numerous contracts and the results achieved from the redeployment of resources described above. MHCI increased the number of contracts from 274 health care accounts at June 5, 1993 to 282 health care accounts at June 4, 1994.

 Operating Profit

  Operating profit increased 19.1% due to increased sales and a slight improvement in profit margin due to food cost control programs.

  Operating expense decreased 0.9% as a percentage of revenues over the prior year due to food cost control programs combined with stable food prices.

  Selling, general and administrative expenses increased as a percentage of revenues over the prior year due to management and training payroll increases to better serve its expanded operations. In addition, opening costs increased due to a change in policy requiring that MHCI expense rather than capitalize these costs.

  The combined federal and state effective income tax rate increased slightly to 38.7% from 38.5% in the prior year due to a 1% increase in the federal income tax rate offset by a loss on the sale of Morrison Crothall Support Services.

LIQUIDITY AND CAPITAL RESOURCES

 Cash Flow, Capital Expenditures and Financing

  Cash flow from operations has historically financed MHCI's capital investments. The debt and interest levels prior to the distribution do not represent and may not be indicative of future financing sources and interest costs of MHCI as an independent entity.

  MHCI plans for controlled expansion over the next several years, and anticipates that cash flow from operations will be sufficient to provide for this expansion. As such, MHCI does not anticipate the need for large lines of outside credit. MHCI will secure lines of credit from financial institutions in the event that it requires these funds for day-to-day operating activities.

  As part of the Distribution, the Company will allocate approximately $32.1 million of its December 2, 1995 debt balance to MHCI. MHCI is currently negotiating with lenders for a five-year credit facility which will replace its allocated borrowings outstanding under the Company's current revolver. It is expected that the covenants in MHCI's new credit facility will result in restrictions similar to those imposed on the Company under the current revolving credit facility and will not impose any material restrictions on MHCI.

  In order to control its fiscal 1996 interest costs on its five-year revolving line of credit and other bank lines of credit, the Company entered into an interest rate swap agreement during the fourth quarter of fiscal 1995. This swap agreement, which has a notional amount accreting from $85.0 to $115.0 million, effectively limits the interest rate to a maximum of 7.02% per annum for the one year period commencing June 5, 1995. In order to control the market and credit risk related to the swap, the Company limited its term to one year.

  Although the interest rate to be charged on the new five-year credit facility has yet to be finalized, management does not expect the change from the current rate to have a material effect on the financial position or results of operations of MHCI.

  Trade accounts receivable make up the majority of MHCI's total current assets. Historically, the average days outstanding in trade accounts receivable is less than one month and bad debt expense has been minimal.

  MHCI requires capital principally for dividend payments, new accounts, equipment replacement, and remodeling of existing accounts. Cash provided by operating activities was approximately $8.8 million for the first twenty-six weeks of fiscal 1996. Capital expenditures were approximately $1.4 million for the same period. Capital expenditures are estimated to be approximately $4.8 million in fiscal 1996. This amount is expected to be financed through internally generated funds.

 Dividends

  MHCI anticipates that it will pay approximately $9 million in annual dividends. See "Dividend Policies."

 Deferred Tax Assets

  The recognition of deferred tax assets depends on the anticipated existence of taxable income in future periods in amounts sufficient to realize the assets. A valuation allowance must be used to reduce the deferred tax asset if such future income is not likely to be generated. Management believes that future taxable income should be sufficient to realize all of MHCI's deferred tax assets based on historical earnings of MHCI, and therefore, a valuation allowance has not been established.

 Effects of Distribution on Financial Position

  MHCI has historically generated operating cash flows in excess of the amounts necessary to fund operations. As such, management does not anticipate that the Distribution will have a material impact on MHCI's financial position. There will be no significant management changes as a result of the Distribution. See "Special Charges" which follows for a discussion of certain costs expected to be recorded in the third quarter.

KNOWN EVENTS, UNCERTAINTIES AND TRENDS

 New Accounting Standards

  During March 1995, the Financial Accounting Standards Board issued FAS 121. FAS 121 requires that, beginning in fiscal years starting after December 15, 1995, long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Long-lived assets and certain identifiable intangibles to be disposed of are generally to be reported at the lower of carrying amount or fair value less cost to sell. Currently, MHCI recognizes such impairment upon the decision to close a contract. Subsequent to December 2, 1995, MHCI completed its analysis of the financial statement impact of adoption of FAS 121 and determined that there will be no material impact on MHCI's financial position or results of operations.

  During October 1995, the Financial Accounting Standards Board issued FAS
123. FAS 123 establishes financial accounting and reporting standards for stock-based employee compensation plans. FAS 123 defines a fair value based method of accounting for an employee stock option or similar equity instrument. FAS 123 allows an entity to continue to measure compensation cost for those plans using the intrinsic value based method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." MHCI intends to continue to measure compensation cost following the principles of APB Opinion No. 25 and will therefore be required to present pro forma disclosures of net income and earnings per share as if the fair value based method had been applied beginning in fiscal 1997.

 Impact of Inflation

  In the past, MHCI has been able to recover inflationary cost increases through increased productivity, menu changes and contract inflation adjustments. There have been, and there may be in the future, delays in contract inflation adjustments and competitive pressures may also limit MHCI's ability to recover such cost increases in their entirety. Historically, the effects of inflation on MHCI's net income have not been materially adverse.

 Management's Outlook

  MHCI has grown dramatically in both profit and sales and management intends to enhance growth further through the expansion of the sales teams and maintenance of outstanding performance.

  During fiscal 1995, MHCI signed the largest contract in the history of health-care food service, becoming a long-term partner to increase quality and lower costs for BJC Health System in St. Louis. During the upcoming year, MHCI believes that additional investments in people and programs designed to enhance its aggressive sales drive should add new clients while building stronger relationships with current accounts. MHCI plans to continue to grow by adding to its current base with new accounts and by minimizing the number of closed accounts.

  As of the Distribution Date, MHCI anticipates to incur additional expenses due to being a stand-alone entity. Examples of additional costs include separate company audits, annual reports, proxy statements and registration of stock in connection with employee benefit plans. MHCI will also add additional financial personnel to perform additional duties related to being a separate company. See the MHCI Unaudited Pro Forma Financial Information contained elsewhere in this proxy for the estimated effects of the Distribution on results of operations for the year ended June 3, 1995 and the twenty-six weeks ended December 2, 1995.

 Special Charges

  On January 10, 1996, the Company announced that MHCI expects to incur charges in the third quarter of $1.6 million consisting primarily of estimated professional and other fees to be incurred in connection with the Distribution ($1.1 million), relocation costs for personnel moving in connection with the Distribution during the quarter ($0.3 million) and miscellaneous other asset write-offs ($0.2 million). See Note 11 of Notes to Financial Statements for more information.

                           BUSINESS OF RTI AFTER THE
                                 DISTRIBUTION

GENERAL

  Following the Distribution, RTI will own and operate substantially all of the specialty restaurant business currently owned and operated by the Company. The Company entered the casual dining market in 1982 by acquiring Ruby Tuesday and expanded its specialty restaurant operations through internally developed concepts such as Mozzarella's Cafes and by acquiring Tia's, a Tex-Mex restaurant concept, in January 1995. References herein to "RTI" include, where appropriate, the historical business and operations of the Company's Ruby Tuesday Group prior to the Distribution.

  The first Ruby Tuesday restaurant was opened near the campus of the University of Tennessee, Knoxville in 1972. The Ruby Tuesday concept, with 16 operational units, was acquired by the Company in 1982. During the following years, RTI added other casual dining concepts, including the internally developed Mozzarella's Cafe ("Mozzarella's," formerly "Silver Spoon") and L&N Seafood Grill ("L&N"). In June 1994, the Company's Board of Directors approved the plan to phase out the L&N concept in an attempt to align all of the concepts into the strategic focus of "feeding America for under $10." A majority of the L&N units were converted primarily to either Ruby Tuesday or Mozzarella's and the remaining locations were either sold or closed. Based on favorable operating results, RTI subsequently decided to continue to operate four of the L&N units as L&N's through the remainder of their lease terms. In January 1995, RTI completed the acquisition of Tia's, a chain of Tex-Mex restaurants, which allowed RTI to enter one of the fastest growing segments of the casual dining market.

  RTI is guided by five key business strategies that support a mission statement that directs the company to "make our restaurants our guests' first choice, a great place to work and a great investment." They are: a consumer strategy to increase guest frequency and share through "wow" points of food, service and value; a management strategy based on planning, focus, monitoring and measuring, and accountability; an investment strategy with lower real estate and construction costs; a franchise development strategy with regional operating partners; and an information and communication strategy that is technology based and relies on "just-in-time" information.

OPERATIONS

  RTI operates three separate and distinct casual dining concepts comprised of Ruby Tuesday, Mozzarella's and Tia's. As of December 2, 1995, RTI operated 367 casual dining restaurants in 33 states and Washington, D.C.

 Ruby Tuesday

  Ruby Tuesday's are casual, full-service restaurants with mahogany woods and whimsical artifacts, classic brass and Tiffany lamps which create a comfortable, nostalgic look and feel. Ruby Tuesday's menu is based on variety, with something for just about everyone. Some of Ruby Tuesday's most popular entree items, which are prepared fresh daily, are: fajitas, baby-back ribs, chicken entrees, soups, sandwiches, salad bar, and signature "Tallcake" desserts in strawberry and chocolate-Oreo varieties. Entree selections range in price from $4.99 to $11.99. Servers are dressed in black pants, starched white shirts, colorful ties, and white bistro aprons.

  Ruby Tuesday, with 302 units as of December 2, 1995 concentrated primarily in the Northeast, Southeast, Mid-Atlantic and the Midwest, is RTI's primary growth vehicle. RTI intends to open at least 13 additional units in fiscal 1996, with the majority of the new units to be opened in existing markets. While the concept has historically been primarily mall-based, current development plans call for 75% of new units to be freestanding. Existing prototypes range from 4,250 to 5,200 square feet with seating for 160 to 185 guests. A new prototype measuring slightly below 4,000 square feet is being tested, in order to enable Ruby Tuesday to more efficiently fill-in existing markets and penetrate additional smaller markets. Management expects there is a potential for more than 1,000 Ruby Tuesday locations throughout the continental U.S. Other than population and traffic volume, site criteria requirements for new units include annual household incomes ranging from $30,000 to $50,000 and accessibility and visibility of location.

 Mozzarella's Cafe

  Mozzarella's is a company-developed, full-service restaurant with a menu that features a variety of pastas and thin-crust gourmet pizzas, along with made-from-scratch soups, entree salads and sandwiches, fresh seafood selections, prime steak and grilled chicken, all prepared with signature recipes. Entree selections range in price from $4.99 to $13.99.

  Mozzarella's decor is upbeat and colorful with polished wood trim and paneling, European poster art, strings of overhead lights and tile floors. Displays of olive oil, tomatoes, pasta and other food products contribute to the appeal of the restaurant. Servers approach the guests dressed in white button-down shirts accented with a colorful bow tie, black trousers and a red bistro apron.

  With 48 company-owned establishments as of December 2, 1995, Mozzarella's are primarily located in the Mid-Atlantic and the Southeast with particular concentration in the Washington, D.C. area, Florida and Atlanta. RTI intends to open only two additional units during the remainder of fiscal 1996 to concentrate on improving the operational efficiency and effectiveness of existing units. New restaurants typically range from 4,200 to 4,500 square feet and seat 140 to 160 guests.

 Tia's Tex-Mex

  Tia's, RTI's newest concept, is a full-service, casual dining restaurant. The decor is reminiscent of an authentic Mexican restaurant, with chandeliers replicating those of an old Mexican hotel, and colors, textures and artifacts that reflect the restaurants' genuine Southwestern heritage. Tortillas are made by hand in a display station which contributes to Tia's unique atmosphere.

  Tia's menu items, which are all fresh and made from scratch, include an array of traditional Tex-Mex favorites such as: fajitas, enchiladas, tacos, nachos and quesadillas and a selection of unique grilled and sauteed dishes. The menu also provides the guest with a variety of appetizers and desserts. Entree items range in price from $4.50 to $11.95. Chips are cooked fresh throughout the day and served with just-made salsa to every guest. Each guest is greeted by a casually dressed server wearing a camp shirt, with the Tia's logo, blue jeans and a short black apron.

  RTI had 17 Tia's operational as of December 2, 1995, and plans to open two additional units during the remainder of fiscal 1996. New and existing units are to be located in the Southwest, Southeast and Mid-Atlantic regions. New units will have approximately 6,100 to 6,200 square feet with seating capacity for 180 visitors. New Tia's restaurants are considered in areas with annual household incomes from $40,000 to $50,000, with sites which are visible, accessible and provide at least 125 dedicated parking spaces, and meet certain population and traffic criteria.

RESEARCH AND DEVELOPMENT

  RTI does not engage in any material research and development activities. RTI, however, engages in on-going studies in connection with the development of menu items for all of its restaurant concepts. Additionally, it conducts consistent consumer research to determine guest preferences, trends, and opinions.

RAW MATERIALS

  Raw materials essential to the operation of RTI's business are obtained principally through national food distributors. RTI negotiates directly with primary suppliers to obtain competitive prices. RTI uses purchase-commitment contracts to stabilize the potentially volatile pricing associated with certain commodities. Because of the relatively short storage life of inventories, limited storage facilities at the restaurants themselves, and RTI's requirement for freshness and the numerous sources of goods, a minimum amount of inventory is maintained at the units. If necessary, all essential food, beverage and operational products are available and can be obtained from alternative suppliers in all cities in which RTI operates. RTI will enter into a purchasing arrangement with MFCI and MHCI to maintain the volume purchasing bargaining position enjoyed by the Company prior to the Distribution. See "Relationship Among RTI, MFCI and MHCI After the Distribution--Cooperative Purchasing Arrangement."

TRADEMARKS AND SERVICE MARKS

  RTI has registered certain trademarks and service marks with the United States Patent and Trademark Office, including Ruby Tuesday(R), Mozzarella's(R), and Tia's(R). RTI believes that these and other related marks are of material importance to RTI's business. Registrations of the trademarks listed above expire from 2004 to 2005, unless renewed. See also "Relationship Among RTI, MFCI and MHCI After the Distribution--Intellectual Property Agreements."

SEASONALITY

  RTI's business is moderately seasonal. Average restaurant sales of RTI are slightly higher during the winter months than during the summer months as RTI is currently concentrated in mall-based units. Freestanding restaurants sales are higher in the summer months whereas mall based restaurants have higher sales in the winter months, generally peaking during the holiday season.

CUSTOMER DEPENDENCE

  No material part of the business of RTI is dependent upon a single customer, or a very few customers, the loss of any one of which would have a material adverse effect on RTI.

COMPETITION

  RTI's activities in the restaurant industry are subject to vigorous competition relating to restaurant location and service, as well as quality, variety and value perception of the food products offered. RTI is in competition with other food service operations, with locally-owned operations as well as national and regional chains that offer the same type of services and products as RTI.

GOVERNMENT COMPLIANCE

  RTI is subject to various licensing and regulations at both the state and local levels for items such as zoning, land use, sanitation, alcoholic beverage control, health and fire safety, all of which could delay the opening of a new restaurant or the operation of an existing unit. RTI's business is subject to various other regulations at the federal level such as health care, minimum wage, and fair labor standards. Compliance with these regulations has not had, and is not expected to have, a material adverse effect on RTI's operations.

  There is no material portion of RTI's business that is subject to renegotiation of profits or termination of contracts or sub-contracts at the election of the Government.

ENVIRONMENTAL COMPLIANCE

  Compliance with federal, state and local laws and regulations which have been enacted or adopted regulating the discharge of materials into the environment, or otherwise relating to the protection of the environment, is not expected to have a material effect upon the capital expenditures, earnings or competitive position of RTI.

PERSONNEL

  RTI employed approximately 12,800 full-time and 13,400 part-time employees as of December 31, 1995. RTI believes that working conditions are favorable and employee compensation is comparable with its competition. None of RTI's employees are covered by a collective bargaining agreement.

INTERNATIONAL OPERATIONS

  All of company-owned operations are located within the United States. On March 30, 1995, RTI entered into a development agreement (the "Agreement") with Jardine Pacific Restaurants Group Limited (the "Developer") to open a minimum of eight, 20, and 38 Ruby Tuesday restaurants in the Asia-Pacific region by the end of the third, sixth, and tenth anniversaries of the date of the Agreement, respectively. Under the terms of the Agreement, RTI is to receive a licensing fee on the first seven Ruby Tuesday restaurants opened by the Developer in the Asia-Pacific region and royalties from all units derived as applicable from sales or profits as defined in the Agreement. RTI does not expect this Agreement to have a material effect on future operations, nor is it currently engaged in material operations in foreign countries.

PROPERTIES

  Information regarding the locations of RTI's Ruby Tuesday Group operations is shown in the list below. Of the 367 company-operated restaurants at December 2, 1995, RTI owned the buildings and held long-term land leases for 31 restaurants, owned the land and buildings for 33 restaurants, and held leases covering land and buildings for 303 restaurants. The administrative personnel of RTI are located in the executive and administrative headquarters building in Mobile, Alabama. The administrative headquarters has a lease term ending in 1998 and provides for an option to purchase for a nominal amount at the end of the initial lease term. This building was financed through the sale of Industrial Development Revenue Bonds from the Industrial Development Board of the City of Mobile, Alabama.

  Additional information concerning the properties of RTI and the lease obligations of RTI is incorporated herein by reference to Note 6 of the Notes to Consolidated Financial Statements of the Company included elsewhere herein.

  As of December 2, 1995, the Company operated 367 restaurants, including 302 Ruby Tuesday, 48 Mozzarella's Cafe and 17 Tia's Tex-Mex restaurants in the following locations:

Alabama (19)          Iowa (1)          Minnesota (3)      Pennsylvania (18)
Arkansas (3)          Illinois (10)     Missouri (6)       Rhode Island (1)
Arizona (3)           Indiana (4)       Mississippi (5)    South Carolina (8)
Colorado (3)          Kentucky (5)      North Carolina (6) Tennessee (26)
Connecticut (7)       Louisiana (3)     Nebraska (2)       Texas (13)
District of Columbia
 (1)                  Massachusetts (5) New Jersey (11)    Virginia (37)
Delaware (3)          Maryland (17)     New York (24)      Wisconsin (2)
Florida (57)          Maine (1)         Ohio (13)
Georgia (35)          Michigan (14)     Oklahoma (1)

LEGAL PROCEEDINGS

  RTI is, from time to time, a party to ordinary, routine litigation incidental to its business. In the opinion of management, the ultimate resolution of all pending legal proceedings will not have a material adverse effect on RTI's business, financial condition, results of operations or liquidity.

                          BUSINESS OF MFCI AFTER THE
                                 DISTRIBUTION

GENERAL

  Following the Distribution, MFCI will own and operate substantially all of the family dining business currently owned and operated by the Company. Prior to the Distribution, the Company will contribute to MFCI substantially all of the assets and liabilities of the Family Dining Division of its Morrison Group. References herein to "MFCI" include, where appropriate, the historical business and operations of the Family Dining Division of the Company's Morrison Group.

  The Company opened its first cafeteria in 1920 in Mobile, Alabama and during the past 75 years has grown its family dining business into 177 restaurant operations throughout the Southeastern United States. MFCI, with 140 traditional cafeterias, seven small cafeterias, 25 small food court units, four buffets and one free-standing quick-service restaurant, located in 18 states, is the premier cafeteria company in the Southeast. MFCI was incorporated in Georgia in October 1995 and its corporate headquarters will be located at 4893 Riverdale Road, Suite 260, Atlanta, Georgia 30337.

INDUSTRY OVERVIEW

  MFCI operates in the "home-meal replacement" (also known as "comfort" food) segment of the restaurant industry. MFCI's services appeal to customers seeking complete meals at affordable prices in a convenient and home-like setting. While industry observers have labeled "home-meal replacement" as a trend of the 1990s, MFCI has been operating in this market segment for over 75 years.

STRATEGY

  MFCI's business strategy is to:

  . Emphasize future growth beyond existing mall-based units into convenient free-standing locations. New units will generally be smaller, more labor and energy efficient, and will be designed to evoke a contemporary and comfortable environment.

  . Re-engineer its cost-structure through state-of-the-art technology in information services, cooking equipment and quality control.

  . Emphasize more health-conscious and contemporary menu items without losing focus on traditional southern menu favorites.

  . Achieve operational excellence through competitive pricing, variety of menu items and employee training.

  . Focus growth in Southeast and Mid-Atlantic regions to capitalize on existing brand-equity and name-recognition.

OPERATIONS

  MFCI serves in excess of 50 million meals a year to a customer base in the Southeast and Mid-Atlantic regions. In the 1995 American Bus Association's annual survey of tour operators, MFCI was rated as one of the Association's most favorite restaurant chains. MFCI's meals are classic, all-American and freshly prepared and are made from scratch according to MFCI's time tested recipes. Each day's menu offers the customer a wide variety of selections: fresh salads, home-style entrees, freshly prepared vegetables, daily baked breads, and home-baked pie or other desserts.

  MFCI's units offer a tremendous variety of menu items including 8-11 salads, 12 entrees, 12-15 vegetables, six types of breads and 12-15 desserts. Complete or "bundled" meals can be purchased at prices ranging from $3.99 to $5.89 per meal. In excess of 70% of MFCI's customers select bundled meals. Menus are rotated daily to provide a varied dining experience and are adjusted to include seasonal favorites. This variety encourages customer loyalty and repeat business. MFCI's typical customer visits MFCI restaurants an average of 3.8 times a month.

  A variety of price alternatives are also offered, catering to both the budget minded customer looking for fried chicken, meat loaf and fresh vegetables and those seeking a higher-end experience, including hand carved roast beef, hand battered shrimp, New Zealand whitefish almondine and other specialty items. Fresh desserts include apple dumplings, cobblers and cakes. Fresh vegetables include both traditional southern selections and more health conscious alternatives such as zucchini marinara, steamed mixed vegetables and fresh steamed broccoli.

  The traditional cafeteria, located in a shopping mall or on a free-standing site, is approximately 10,000 square feet and seats approximately 250 customers. The new, smaller, contemporary cafeteria offers a roadhouse style appearance featuring a new serpentine serving area that creates an open, airy environment to enhance viewing of the menu items by the customer. The small cafeterias are typically free-standing and are built in a contemporary design ranging from 5,500 to 7,500 square feet and seating approximately 225 guests. The contemporary dining area, accompanied by booths and wooden tables and chairs, creates a comfortable at-home atmosphere. The small cafeterias are designed to provide convenient, customer-friendly take-out services and many of the new units will offer drive-through services. MFCI is opening small cafeterias in proven trade areas primarily in the Southeast.

  The mall food court units, also known as QSRs, feature many traditional menu selections along with some new items such as rotisserie chicken, sandwiches and snack foods including chicken fingers and french fries, as well as a selection of the entrees and vegetables for which MFCI is more commonly known. The QSRs offer several bundled value meal combinations in addition to a la-carte pricing for selected items. MFCI opened its first free-standing (with drive-through) location in Marietta, Georgia in July 1995.

MARKETING

  MFCI's marketing strategy is to increase customer and potential customers' awareness of MFCI's strengths including variety, fresh cooking, bundled meals, value-based pricing and money-back satisfaction guarantee. MFCI's marketing efforts focus on active advertising in television, radio and print media and local store promotions. In addition, MFCI is committing resources to increase marketing staff, develop marketing manuals for each of its restaurants and increase its community involvement to become more of a part of the neighborhood in which its restaurants are located.

RESEARCH AND DEVELOPMENT

  MFCI does not engage in any material research and development activities. Numerous studies are made, however, on a continuing basis, to improve menus, equipment, and methods of operations, including planning for new food-service concepts. MFCI tracks customer satisfaction through surveys of statistically relevant samples of customers at each unit (approximately 90,000 customers each year). The surveys are conducted each quarter and track 21 different attributes to monitor and increase customer satisfaction. In addition, MFCI holds regular "focus group" discussions with existing, former and potential customers to determine ways to exceed customer expectations and increase customer satisfaction.

RAW MATERIALS

  Raw materials essential to the operation of MFCI's business are obtained principally through national food distributors. MFCI negotiates directly with primary suppliers to obtain competitive prices. MFCI uses short-term purchase commitment contracts to stabilize the potentially volatile pricing associated with certain commodities. Because of the relatively short storage life of inventories, limited storage facilities at the restaurants themselves, MFCI's requirement for freshness and the numerous sources of goods, a minimum amount of inventory is maintained at the units. If necessary, all essential food, beverage and operational products are available and can be obtained from alternative suppliers in all cities in which MFCI operates. MFCI will enter into a purchasing arrangement with RTI and MHCI to maintain the volume purchasing bargaining position enjoyed by the Company prior to the Distribution. See "Relationship Among RTI, MFCI and MHCI After the Distribution--Cooperative Purchasing Arrangement."

TRADEMARKS AND SERVICE MARKS

  MFCI has registered certain trademarks and service marks with the United States Patent and Trademark Office, including the "Morrison's(R) trademark." MFCI believes that this and other related marks are important to MFCI's business. Registration of the trademark Morrison's(R) expires in 2005, unless renewed. In addition, approval is pending for the registration of the trademark "Morrison's Fresh Cooking" by MFCI. See also "Relationship Among RTI, MFCI and MHCI After the Distribution--Intellectual Property Agreements."

SEASONALITY

  MFCI's business is moderately seasonal. Average restaurant sales of MFCI are slightly higher during the winter months than during the summer months due to MFCI's current concentration of units located within shopping malls and in the State of Florida.

CUSTOMER DEPENDENCE

  No material part of the business of MFCI is dependent upon a single customer, or a very few customers, the loss of any one of which would have a material adverse effect on MFCI.

COMPETITION

  MFCI's activities in the restaurant industry are subject to vigorous competition. MFCI is in competition with other food service operations, with locally-owned operations as well as national and regional chains that offer the same type of services and products as MFCI. MFCI's largest competitors include Shoney's, Cracker Barrel, Piccadilly, Ryan's Steak House, Old Country Buffet and Golden Corral. Management believes that competition in the "home-meal replacement" or "comfort food" market segment is based on price, food quality, variety and convenience. Management believes it compares favorably with its competition in these areas.

GOVERNMENT COMPLIANCE

  MFCI is subject to various licensing and regulations at both the state and local levels for items such as zoning, land use, sanitation, health and fire safety, none of which could inordinately delay the opening of a new restaurant or the operation of an existing unit. MFCI's business is subject to various other regulations at the federal level such as health care, minimum wage and fair labor standards. Compliance with these regulations historically has not had a material adverse effect on MFCI's operations.

GOVERNMENT CONTRACTS

  There is no material portion of MFCI's business that is subject to renegotiation of profits or termination of contracts or sub-contracts at the election of the Government.

ENVIRONMENTAL COMPLIANCE

  Compliance with federal, state and local laws and regulations which have been enacted or adopted regulating the discharge of materials into the environment, or otherwise relating to the protection of the environment, is not expected to have a material adverse effect upon the capital expenditures, earnings or competitive position of MFCI.

PERSONNEL

  MFCI employed approximately 6,400 full-time and 2,300 part-time employees as of December 31, 1995. MFCI believes that its relationship with its employees is good, that working conditions are favorable and employee compensation is comparable with its competition. None of MFCI's employees are subject to a collective bargaining agreement.

PROPERTIES

  Of the 177 company-operated restaurants, MFCI owns the building and holds long-term land leases for ten restaurants, owns the land and building for 14 restaurants, holds leases covering land and building for 152 restaurants and owns the land and leases the building for one unit. These leases have terms that expire on various dates over the next 20 years and generally provide for options to renew, in some cases at adjusted rentals. The leases may provide for escalation of rent during the lease term and generally provide for additional contingent lease payments based upon sales volume. See Note 4 to the MFCI Financial Statements for additional information concerning MFCI's lease commitments. MFCI shares with MHCI approximately 10,000 square feet of office space in Atlanta, Georgia for use as its corporate headquarters. The lease has a term ending in 1997 and provides for annual lease payments of approximately $100,000.

  As of December 2, 1995, MFCI operated 177 locations in the following states:

Alabama (20)       Kentucky (5)          New Jersey (2)         Tennessee (7)
Connecticut (2)    Louisiana (3)         New York (2)           Virginia (18)
Florida (56)       Maryland (4)          North Carolina (5)     West Virginia (1)
Georgia (29)       Massachusetts (2)     Ohio (2)
Indiana (1)        Mississippi (10)      South Carolina (8)

LEGAL PROCEEDINGS

  MFCI is, from time to time, a party to ordinary, routine litigation incidental to its business. In the opinion of management, the ultimate resolution of all pending legal proceedings will not have a material adverse effect on MFCI's business, financial condition, results of operations or liquidity.

                          BUSINESS OF MHCI AFTER THE
                                 DISTRIBUTION

GENERAL

  Following the Distribution, MHCI will own and operate substantially all of the health care food and nutrition services business currently owned and operated by the Company. Prior to the Distribution, the Company will contribute to MHCI substantially all the assets and liabilities of the Health Care Division of its Morrison Group. References herein to "MHCI" include, where appropriate, the historical business and operations of the Health Care Division of the Company's Morrison Group.

  The Company's food service business has its origin in the health care food service operations developed by it in the early 1950s. The Company expanded this business by acquiring various food service businesses and combining them with internally-generated operations. In August 1994, the Company sold certain of its education, business and industry ("B&I") contracts and assets and closed the remaining B&I accounts to concentrate on food service accounts in the health care industry. MHCI, with 278 accounts in 30 states and Washington, DC as of December 2, 1995, is one of the leading providers of food and nutrition services to hospitals and other health care facilities across North America. MHCI was incorporated in Georgia in October 1995 and its corporate headquarters will be located at 4893 Riverdale Road, Suite 260, Atlanta, Georgia 30337.

MARKET OVERVIEW

  MHCI markets its services to hospitals and other facilities in the health care industry. Management estimates that the United States health care industry represents a $12 billion market for contract food and nutrition services of which approximately 12% are currently provided by outside sources. This market includes the approximately 6,500 hospitals operating in the United States, of which management estimates that approximately two-thirds do not yet outsource their food and nutrition services. Management believes that there is significant opportunity for growth in the health care market as continued cost pressures on the health care industry cause more and more facilities to outsource various services to experts.

  Management believes that outsourcing is becoming a more and more attractive alternative to self-operated food and nutrition services because outsourcing enables health care facilities to reduce costs, utilize resources not available internally, improve business focus and share the risks associated with such operations.

STRATEGY

  MHCI's business strategy is to:

  . Focus its business development efforts on food and nutrition services in the health care industry;

  . Become the low-cost provider of quality food and nutrition services to health care facilities;

  . Focusing on patient satisfaction through quality, service and value by adapting to patient preferences and nutrition needs and by bringing a retail approach to an institutional setting;

  . Provide clients fully-qualified, highly-motivated on-site management and clinical teams;

  . Provide its clients and on-site teams with ready access to nutrition, culinary and human resources specialists and expertise.

OPERATIONS

  MHCI operates the food and nutrition services departments of hospitals and other health care facilities. These departments typically include retail outlets for staff and visitors and patient food and nutrition services. MHCI had 278 health care accounts in 30 states and Washington, DC as of December 2, 1995, ranging in size from 100 bed specialty hospitals to facilities with over 2,000 beds. Of these accounts, approximately 75% were hospitals.

  Since acquiring its first health care account over 40 years ago, MHCI has grown to service some of the largest and most prestigious hospitals in the country, including Los Angeles County/University of Southern California Medical Center in Los Angeles, California; Jackson Memorial Hospital in Miami, Florida; University Hospital-SUNY in Stonybrook, New York; Northwestern Memorial Hospital in Chicago, Illinois; and BJC Health System in Missouri. MHCI provides food and nutrition services to 16 of the 50 largest acute care and teaching hospitals in the United States.

  MHCI offers its clients systems and programs designed to reduce cost and increase customer (patients and staff) satisfaction. To better serve its clients and provide them with specialized expertise, MHCI's staff is organized into regional service teams. Each regional service team includes a regional vice president, nutrition services specialist, culinary specialist, human resources director, support services coordinator and a director of business development. The regional service team members provide clients expertise and access to the best industry practices and performance improvement ideas. The regional service teams are supported by a corporate staff that includes nutrition and culinary services, purchasing, marketing, sales, human resources, legal, finance and development.

  MHCI performs its services pursuant to three general types of contracts: (i) profit and loss (or guaranteed cost) contract, under which MHCI enjoys the benefit and assumes the risk of profit or loss, respectively, of the operation of the food and nutrition services department; (ii) management fee contract pursuant to which the client reimburses MHCI for all costs incurred in providing the services contracted for and a negotiated fixed management fee for supervising the client's food and nutrition services operations; and (iii) management fee contract with incentives and penalties under which MHCI manages the client's food and nutrition operations on a management fee basis, with the amount of the management fee determined based on the achievement of pre-determined goals. Approximately 50% of MHCI's accounts are operated pursuant to management fee contracts, although management fee contracts with incentives and penalties are becoming more common. Substantially all of MHCI's contracts were awarded following a bidding process.

  In addition, MHCI operates "branded concept" restaurants such as Morrison Fresh Cooking, Pizza Hut and Taco Bell, on client premises. These branded concept units are operated pursuant to license arrangements with the appropriate restaurant company. Currently MHCI has 12 license arrangements with nationally-recognized restaurant companies.

NEW BUSINESS DEVELOPMENT

  MHCI markets its services nationwide through its business development specialists and business development directors. Each business development specialist focuses on potential clients in a specific territory pursuant to a marketing plan. The business development specialists report to and are supported by business development directors. The business development directors also market MHCI's services to large national accounts such as hospital systems. In addition, MHCI personnel market to existing clients to cross-sell additional services and increase sales of existing services to complement the facility's food services department.

RESEARCH AND DEVELOPMENT

  MHCI does not engage in any material research and development activities. Numerous studies are made, however, on a continuing basis, to improve menus, equipment and methods of operations.

RAW MATERIALS

  Raw materials essential to the operation of MHCI's business are obtained principally through national food distributors. MHCI negotiates directly with primary suppliers to obtain high quality products and services at competitive prices. MHCI uses short-term purchase commitment contracts to stabilize the potentially volatile pricing associated with certain commodities. Because of the relatively short storage life of inventories, limited storage facilities at customer locations, MHCI's requirement for freshness and the numerous sources of goods, a minimum amount of inventory is maintained at customer locations. If necessary, all essential food, beverage and operational products are available and can be obtained from alternative suppliers in all cities in which MHCI operates. MHCI will enter into a purchasing arrangement with RTI and MFCI to maintain the volume purchasing bargaining position enjoyed by the Company prior to the Distribution. See "Relationship Among RTI, MFCI and MHCI After the Distribution--Cooperative Purchasing Arrangement."

TRADEMARKS AND SERVICE MARKS

  MHCI has registered certain trademarks and service marks with the United States Patent and Trademark Office including the Pro-Health Dining(R) trademark. MHCI believes that this and other related marks are important to its business. Registrations of trademarks expire from 2000 to 2009, unless renewed. See also "Relationship Among RTI, MFCI and MHCI After the Distribution--Intellectual Property Agreements."

SEASONALITY

  MHCI's revenues are not seasonal to any significant degree.

CUSTOMER DEPENDENCE

  No material part of the business of MHCI is dependent upon a single customer, or a very few customers, the loss of any one of which would have a material adverse effect on MHCI.

GOVERNMENT CONTRACTS

  There is no material portion of MHCI's business that is subject to renegotiation of profits or termination of contracts or sub-contracts at the election of the Government.

COMPETITION

  The health care food and nutrition services business is highly competitive. MHCI competes with national food contract companies that offer the same type of services as MHCI in addition to other contract services, as well as regional operations. Management believes that competition in the health care food and nutrition services market is based on pricing, quality of services and reputation. Management believes it compares favorably with its competition in these areas.

GOVERNMENT COMPLIANCE

  MHCI is subject to various licensing and regulations at both the state and local levels for items such as sanitation, health and fire safety, all of which could affect the operation of an existing account. MHCI's business is also subject to various other regulations at the federal level such as fair labor standards, occupational safety and health regulations. Compliance with these regulations has not had, and is not expected to have, a material adverse effect on MHCI's operations.

ENVIRONMENTAL COMPLIANCE

  Compliance with federal, state and local laws and regulations which have been enacted or adopted regulating the discharge of materials into the environment, or otherwise relating to the protection of the environment, is not expected to have a material adverse effect upon the capital expenditures, earnings or competitive position of MHCI.

PERSONNEL

  MHCI employed approximately 2,400 full-time and 830 part-time employees as of December 2, 1995, including 855 managerial and professional (registered dietitians) employees. In addition, under most of MHCI's contracts, non-managerial employees remain on clients' payrolls but are supervised by MHCI personnel. MHCI believes that relations with employees are good. Employees at a limited number of locations are subject to collective bargaining agreements.

PROPERTIES

  MHCI professionally manages food service departments on client-owned property and, therefore, does not own any significant amounts of property. Under the terms of certain of its contracts, MHCI is required to make rent payments to its clients. See Note 4 to MHCI Financial Statements for information concerning MHCI's rental commitments. In addition, MHCI shares with MFCI approximately 10,000 square feet of office space in Atlanta, Georgia for use as its corporate headquarters. The lease has a term ending in 1997 and provides for annual lease payments of approximately $150,000.

LEGAL PROCEEDINGS

  MHCI is, from time to time, a party to ordinary, routine litigation incidental to its business. In the opinion of management, the ultimate resolution of all pending legal proceedings will not have a material adverse effect on MHCI's business, financial condition, results of operations or liquidity.

                              RTI MANAGEMENT AND
                            EXECUTIVE COMPENSATION

RTI DIRECTORS AND EXECUTIVE OFFICERS

  Immediately after the Distribution, it is expected that RTI will have a board of directors (the "RTI Board of Directors") consisting of seven members divided into three classes with staggered terms. It is expected that (i) Arthur R. Outlaw and Dr. Benjamin F. Payton will serve in Class I for a term expiring at the annual meeting of the RTI stockholders to be held in 1996,
(ii) Samuel E. Beall, III, Dr. Donald Ratajczak and Claire L. Arnold will serve in Class II for a term expiring at the annual meeting of the RTI stockholders to be held in 1997, and (iii) John B. McKinnon and Dolph W. von Arx will serve in Class III for a term expiring at the annual meeting of the RTI stockholders to be held in 1998. The members of one class will be elected each year for a three-year term. It is expected that Samuel E. Beall, III will serve as Chairman of the Board of Directors of RTI. The RTI executive officers will be appointed by and will serve at the discretion of RTI's Board of Directors.

  The following sets forth, as of January 17, 1996, certain information with respect to the persons who are expected to serve as directors and/or executive officers of RTI following the Distribution.

NAME                      AGE POSITION WITH RTI
----                      --- -----------------
Samuel E. Beall, III....   45 Chairman of the Board and Chief Executive Officer
Claire L. Arnold........   49 Director
John B. McKinnon........   61 Director
Arthur R. Outlaw........   69 Vice Chairman of the Board
Dr. Benjamin F. Payton..   63 Director
Dr. Donald Ratajczak....   53 Director
Dolph W. von Arx........   61 Director
Robert D. McClenagan....   47 President,
                              Ruby Tuesday Division
Pfilip G. Hunt..........   60 Senior Vice President,
                              General Counsel and Secretary
J. Russell Mothershed...   47 Senior Vice President, Finance
Ronald P. Vilord........   60 Senior Vice President, Human Resources
A. Richard Johnson......   44 Senior Vice President, Strategy, Planning and Marketing

--------

  Arthur R. Outlaw has an understanding with the Company pursuant to which he will be nominated for re-election as a director for a three-year term at the annual meeting of RTI stockholders to be held in 1996.

  Samuel E. Beall, III has been Chairman of the Board and Chief Executive Officer of the Company since May 1995. Mr. Beall served as President and Chief Executive Officer of the Company from June 1992 to May 1995 and President and Chief Operating Officer of the Company from September 1986 to June 1992. Mr. Beall has served as a director of the Company since 1982. Mr. Beall also is a director of First American Corporation.

  Claire L. Arnold is currently a private investor. Ms. Arnold served as President and Chief Executive Officer of Nicotiana Enterprises, Inc., a family holding company holding stock in NCC L.P., from August 1979 to February 1995 and was Chief Executive Officer of NCC L.P., a major distributor of grocery, tobacco, candy, health and beauty, and allied products to retail stores, from November 1992 to April 1994. Prior thereto, Ms. Arnold was Chairman and Chief Executive Officer of NCC L.P. from August 1979 to November 1992. Ms. Arnold has served as a director of the Company since 1994. Ms. Arnold also is a director of Schweitzer-Mauduit International, Inc. and is expected to serve as a director of MHCI following the Distribution.

  John B. McKinnon was Dean, Babcock Graduate School of Management, Wake Forest University until his retirement in May 1995. Prior thereto, he was President, Sara Lee Food Service from July 1988 through June 1989, and President, Sara Lee Corporation from July 1986 through June 1988. Mr. McKinnon has served as a director of the Company since 1989. Mr. McKinnon also is a director of Premark International and Integon Corporation and is expected to serve as Chairman of the Board of Directors of MHCI following the Distribution.

  Arthur R. Outlaw has been Vice Chairman of the Board of the Company since December 1984. From October 1985 to October 1989, he was Mayor, City of Mobile, Alabama. Mr. Outlaw has served as a director of the Company since 1959. Mr. Outlaw is expected to serve as Vice Chairman and director of MFCI following the Distribution.

  Dr. Benjamin F. Payton has been the President of Tuskegee University since 1981. Dr. Payton has served as a director of the Company since 1993. Dr. Payton also is a director of AmSouth Bank, N.A., AmSouth Bancorporation, The ITT Corporation, The Liberty Corporation, Sonat, Inc. and Praxair, Inc. and is expected to serve as a director of MHCI following the Distribution.

  Dr. Donald Ratajczak is Professor and Director, Economic Forecasting Center, Georgia State University. Dr. Ratajczak has served as a director of the Company since 1981. Dr. Ratajczak also is a director of Morgan Keegan Inc. and CIM High Yield Securities Fund and is expected to serve as a director of MFCI following the Distribution.

  Dolph W. von Arx was Chairman of the Board, President and Chief Executive Officer of Planters LifeSavers Company, an affiliate of RJR Nabisco, Inc. until his retirement in 1991. Mr. von Arx has served as a director of the Company since 1992. Mr. von Arx also is a director of Cree Research, Inc. and is expected to serve as Chairman of the Board of Directors of MFCI following the Distribution.

  Robert D. McClenagan was appointed President of the Ruby Tuesday Division of the Company in March 1994. He served as President of the Company's Ruby Tuesday Group from April 1990 to March 1994 and as Senior Vice President of the Company's Specialty Restaurant Division from March 1985 to April 1990.

  Pfilip G. Hunt joined the Company in June 1968 and was named Senior Vice President, General Counsel and Secretary in September 1985. From December 1984 to September 1985, he served as Vice President, General Counsel and Secretary of the Company.

  J. Russell Mothershed joined the Company in July 1972 and was named Senior Vice President, Finance in March 1994. He served as Vice President, Controller and Treasurer of the Company from March 1989 until March 1994.

  Ronald P. Vilord joined the Company in April 1988 and was named Senior Vice President of Human Resources in June 1993. He served as Vice President of Purchasing of the Company from October 1989 until June 1993.

  A. Richard Johnson was named Senior Vice President, Strategy, Planning and Marketing of the Company in September 1995. Prior thereto, he served as President, Specialty Division of the Company from March 1994 to September 1995, as Senior Vice President, Marketing of the Company from June 1993 to March 1994 and as Vice President, Marketing of the Company's Ruby Tuesday Group from November 1992 to June 1993. Prior to joining the Company in November 1992, Mr. Johnson was a consultant to the Ruby Tuesday Group.

RTI DIRECTORS' COMPENSATION

  RTI will continue the policy of the Company that directors who are employees of RTI, other than Mr. Outlaw, receive no directors' fees. Non-management directors will receive a $10,000 annual retainer and $1,000 per Board meeting attended. Mr. Outlaw, who serves as Vice Chairman of the Board and is an employee of the Company, will continue to serve as Vice Chairman of the Board and be an employee of RTI. Mr. Outlaw will receive fees of $250 per RTI Board meeting attended. Mr. Outlaw, however, will not receive a retainer.

  RTI non-management directors who will serve on the Audit Committee, the Executive Committee, the Compensation and Stock Option Committee or the Nominating Committee (other than the Chairmen of such committees) will receive a fee of $1,000 for each committee meeting attended. Mr. Outlaw will receive the same fees as non-management directors for attending meetings of the committees on which he serves. Committee Chairmen will receive a fee of $2,000 for each committee meeting attended. Non-management directors serving on any committee will be compensated at a rate of $200 an hour for services performed on special assignments.

  The Company Directors' Plan, currently maintained by the Company for the benefit of its non-management directors, will be amended at or prior to the Distribution Date to reflect the Distribution and related matters (see "Amendments to the Company Directors' Plan") and will be continued as the "Ruby Tuesday, Inc. Stock Incentive and Deferred Compensation Plan for Directors" (the "RTI Directors' Plan") following the Distribution.

  The RTI Directors' Plan will permit non-management directors to defer all or a portion (in 25 percent increments) of their retainer (other than any portion of the retainer allocated to RTI Stock Awards, as described below) and/or any additional meeting and committee fees to a deferred compensation account. Deferred compensation accounts will be credited as of the last day of each fiscal quarter with an assumed rate of income equal to 90-day U.S. Treasury bills, based on the weighted average balance of that account during that fiscal quarter. Amounts credited to a director's deferred compensation account will be distributed not sooner than the earlier of the first January 15 or July 15 following (i) the date of the director's seventieth birthday, or (ii) the date the director ceases to be a member of the RTI Board.

  The RTI Directors' Plan will provide that each non-management director who has not attained the "Target Ownership Level," as defined below, will be deemed to have elected to direct that 60 percent of his or her retainer payable for each fiscal quarter be allocated to the purchase of RTI Common Stock on his or her behalf. Each non-management director who has attained the Target Ownership Level may elect to direct, in 10 percent increments and subject to such other conditions prescribed by the RTI Directors' Plan, that up to 60 percent of his or her retainer for each fiscal quarter be allocated to the purchase of RTI Common Stock on his or her behalf (collectively, the "RTI Stock Awards"). A deemed election will continue in effect until that director, after attaining the Target Ownership Level, modifies or revokes the election in the manner allowed for discretionary elections.

  An RTI director will be treated as having attained the "Target Ownership Level" for a fiscal quarter if he or she owns, on the first day of that fiscal quarter, at least a number of shares of RTI Common Stock with a fair market value, as determined by the closing price on the last trading date prior to such date ("Fair Market Value"), equal to 10 multiplied by that director's annual retainer.

  Each RTI director who has elected, or who has been deemed to have elected, to purchase RTI Stock Awards for a fiscal quarter, will be issued the number of shares of RTI Common Stock equal to the amount of the retainer elected to be so allocated, multiplied by 1.15 and divided by the Fair Market Value of a share of RTI Common Stock. RTI Common Stock so purchased may not be transferred within three years of the date of purchase, except in the event of death, disability, retirement on or after age 70 or unless this restriction is waived.

  The RTI Directors' Plan will provide that each non-management director who receives RTI Stock Awards, whether through a deemed election or a discretionary election, will be awarded an option to purchase shares of RTI Common Stock (the "RTI Options") equal to three times the number of shares issued pursuant to the discretionary election or deemed election, as the case may be.

  RTI Options issued under the RTI Directors' Plan will be granted on the first day of each fiscal quarter for which an election for an RTI Stock Award is in effect; will become fully exercisable six months following the date of grant; and will be exercisable at the Fair Market Value of the RTI Common Stock. Each RTI Option shall expire generally upon the fifth anniversary of the date on which it was granted.

  Under the RTI Directors' Plan, a one-time restricted stock award of 5,000 shares of RTI Common Stock will be made to each of RTI's non-management directors first elected as a director on or after the Distribution

Date and who was not a director of the Company prior to the Distribution. One-third of the RTI Common Stock subject to any restricted stock award will vest on each of the first three anniversary dates of the date the director was first elected to the Board of Directors of RTI if the individual is a non-management director on the applicable anniversary date. However, shares subject to the restricted stock award shall become 100 percent vested on any earlier to occur of the following additional vesting dates: the date the individual ceases to be a non-management director on account of death, disability, attainment of age 70 or upon a Change in Control (as defined in the RTI Directors' Plan).

  See "Employee Benefits and Compensation Matters--Company Directors' Plan" for information concerning the treatment of restricted stock and certain benefits accrued under the Company Directors' Plan.

COMMITTEES OF THE RTI BOARD

  The Company currently has four standing committees: Executive, Audit, Compensation and Stock Option and Nominating. It is expected that the RTI Board of Directors will have the same committees following the Distribution.

  Executive Committee. The Executive Committee makes recommendations to the Board of Directors and may exercise all of the powers of the Board of Directors to the extent permitted by applicable law. The members of the Executive Committee are expected to be John B. McKinnon (Chairman), Samuel E. Beall, III, Arthur R. Outlaw, Dr. Donald Ratajczak and Dolph W. von Arx.

  Audit Committee. The Audit Committee will be comprised solely of non-management directors. The Audit Committee maintains communications with the independent auditors as to the nature of the auditors' services, fees and such other matters as the auditors believe may require the attention of the Board. The Audit Committee reviews RTI's internal control procedures and makes recommendations to the Board with respect thereto. The members of the Audit Committee are expected to be John B. McKinnon (Chairman), Claire L. Arnold, Dr. Benjamin F. Payton, Dr. Donald Ratajczak, and Dolph W. von Arx.

  Compensation and Stock Option Committee. The Compensation and Stock Option Committee will be comprised solely of non-management directors. The Compensation and Stock Option Committee makes recommendations to the Board of Directors with respect to compensation of officers and with respect to the granting of stock options. The members of the Compensation and Stock Option Committee are expected to be Dolph W. von Arx (Chairman), Claire L. Arnold, John B. McKinnon, Dr. Benjamin F. Payton and Dr. Donald Ratajczak.

  Nominating Committee. The Nominating Committee recommends individuals to the Board of Directors for consideration as nominees for directors of RTI. The members of the Nominating Committee are expected to be Dr. Donald Ratajczak (Chairman), Claire L. Arnold, Samuel E. Beall, III, John B. McKinnon, Arthur
R. Outlaw, Dr. Benjamin F. Payton and Dolph W. von Arx. Alternatively, notice of nominations to be made by any stockholder at a meeting must be submitted in the manner and within the time periods prescribed in the Articles of Incorporation. Any such notice should be directed to the Secretary at the following address: Ruby Tuesday, Inc., P. O. Box 160266, Mobile, Alabama 36625.

COMPENSATION OF RTI EXECUTIVE OFFICERS

  The following discloses compensation awarded, paid to, or earned by the person who is expected to serve as RTI's Chief Executive Officer following the Distribution and each of the four other persons who are expected to serve as executive officers of RTI following the Distribution who were most highly compensated in fiscal 1995 for services rendered to the Company during each of the three fiscal years in the three-year period ended June 3, 1995 (together, these five persons are sometimes referred to as the "RTI named executives").

                          SUMMARY COMPENSATION TABLE

                                                               LONG TERM COMPENSATION
                                                               ----------------------
                                         ANNUAL COMPENSATION     AWARDS      PAYOUTS
                                         --------------------  ----------  ------------      ALL OTHER
                                                                OPTIONS/       LTIP         COMPENSATION
NAME AND POSITION WITH THE COMPANY  YEAR SALARY($)  BONUS($)    SARS(#)     PAYOUTS($)         ($)(1)
----------------------------------  ---- ---------- ---------  ----------  ------------     ------------
S. E. Beall, III........            1995    564,900   588,626          -0-      393,750(2)     3,564
 Chairman of the Board              1994    525,000   630,000          -0-      360,000(2)     8,396
 and Chief Executive                1993    400,000   214,240       45,000          -0-        8,939
  Officer
R. D. McClenagan........            1995    248,184   124,242          -0-          -0-        5,870
 President, Ruby Tuesday            1994    236,400   295,500       46,950          -0-        9,548
 Division                           1993    200,000    85,900       18,451          -0-        6,836
A. R. Johnson (3).......            1995    213,165    91,231        2,190          -0-          -0-
 Senior Vice President,             1994    200,045   178,800       32,712          -0-          -0-
 Strategy, Planning and             1993        N/A       N/A          N/A          N/A          N/A
 Marketing
P. G. Hunt..............            1995    169,630   134,276          783          -0-        7,611
 Senior Vice President,             1994    160,000   155,400       26,142          -0-        8,400
 General Counsel and                1993    160,000    68,557       11,851          -0-        8,262
 Secretary
J. R. Mothershed........            1995    162,708   137,133        5,037          -0-        6,143
 Senior Vice President,             1994    128,300   135,600       20,727          -0-        7,016
 Finance                            1993    100,580    32,322        2,251          -0-        4,815

--------
(1) The amounts in this column include the following: (a) Company contributions to the Deferred Compensation Plan for 1995, 1994 and 1993, respectively: S. E. Beall, III, $0, $1,567 and $3,821; R. D. McClenagan, $3,616, $3,699 and $3,613; P. G. Hunt, $4,438, $3,696 and $5,077; and
    J. R. Mothershed, $4,726, $3,869 and $2,311; (b) executive group life and accidental death and dismemberment insurance plan premiums paid for 1995, 1994 and 1993, respectively: S. E. Beall, III, $822, $5,729 and $5,118; R.
    D. McClenagan, $814, $5,271 and $3,223; P. G. Hunt, $628, $3,672 and
    $3,185; and J. R. Mothershed, $621, $2,834 and $2,504; and (c) employee portion of split-dollar life insurance premiums paid by the Company for 1995 and 1994, respectively:S. E. Beall, III, $2,742, $1,100; R. D.
    McClenagan, $1,440 and $578; P. G. Hunt, $2,545 and $1,032; and J. R.
    Mothershed, $796 and $313.

(2) Represents the value of 15,000 shares of Company Common Stock earned by Mr. Beall in each of fiscal 1995 and 1994 pursuant to the performance stock rights awarded to him by the Company in July 1993 and approved by the stockholders at the 1993 Annual Meeting of Stockholders. Under this award, payouts of 15,000 shares each are made to Mr. Beall over a five-year period ending in 1998 if the Company Common Stock reaches a pre-established per share price for a period of 22 consecutive trading days during the period ending May 31 of each year in the five-year period. Such pre-established per share prices were $23.00 in 1994, and $26.45 in 1995, and are $30.42 in 1996, $34.98 in 1997 and $40.23 in 1998. Shares not
    earned in any given year may be earned in a subsequent year if the stated price level for the subsequent year is obtained. The value of such shares has been calculated based on the market price of the Company Common Stock on the date of issuance of the shares. Mr. Beall has agreed to the cancellation of all performance stock rights remaining outstanding as of the Distribution Date. See "Employee Benefits and Compensation Matters-- Performance-Based Rights Award."

(3) Mr. Johnson was elected as an executive officer of the Company effective June 6, 1993.

                         OPTIONS GRANTS IN FISCAL 1995

  The following table presents information regarding fiscal 1995 grants of options to purchase Company Common Stock to the RTI named executives. The Company has no outstanding SARs and granted no SARs during fiscal 1995.

                                INDIVIDUAL GRANTS
                 ------------------------------------------------
                                % OF TOTAL
                               OPTIONS/SARS  EXERCISE
                   OPTIONS/     GRANTED TO    OR BASE
                 SARS GRANTED  EMPLOYEES IN    PRICE   EXPIRATION
NAME                (#)(1)    FISCAL YEAR(2) ($/SHARE)    DATE
----             ------------ -------------- --------- ----------
S. E. Beall,
 III............      -0-           N/A          N/A         N/A
R. D.
 McClenagan.....      -0-           N/A          N/A         N/A
A. R. Johnson...    2,190          0.66%       23.63   04-Jun-99
P. G. Hunt......      399          0.12%       25.75   03-Sep-99
                      384          0.12%       26.75   04-Mar-00
J. R.
 Mothershed.....    3,672          1.11%       22.75   30-Jun-99
                      582          0.18%       23.63   04-Jun-99
                      399          0.12%       25.75   03-Sep-99
                      384          0.12%       26.75   04-Mar-00
                  POTENTIAL REALIZABLE VALUE(3) AT ASSUMED ANNUAL RATES
                       OF STOCK PRICE APPRECIATION FOR OPTION TERM
                 -----------------------------------------------------------------
                             5%                               10%
                 -------------------------------- --------------------------------
                                     MARKET                           MARKET
                                     PRICE                            PRICE
                                    REQUIRED                         REQUIRED
                                   TO REALIZE                       TO REALIZE
                   DOLLAR            DOLLAR         DOLLAR            DOLLAR
NAME              GAINS($)       GAINS($/SHARE)    GAINS($)       GAINS($/SHARE)
----             -------------- ----------------- -------------- -----------------
S. E. Beall,
 III............            -0-              N/A             -0-              N/A
R. D.
 McClenagan.....            -0-              N/A             -0-              N/A
A. R. Johnson...         14,294            30.15          31,587            38.05
P. G. Hunt......          2,839            32.86           6,273            41.47
                          2,838            34.14           6,271            43.08
J. R.
 Mothershed.....         23,080            29.04          51,001            36.64
                          3,799            30.15           8,394            38.05
                          2,839            32.86           6,273            41.47
                          2,838            34.14           6,271            43.08

--------
(1) The indicated options have a term of five years and were granted pursuant to the Company's Stock Incentive Plan (formerly, the 1989 Non-Qualified Stock Option Plan). Those options with an exercise price of $22.75 and $23.63 on the date of grant become exercisable after three years. All other options listed in the table above become exercisable after two years. In the event of a change in control of the Company, the Committee administering the plan may accelerate vesting, otherwise adjust the options or terminate the options. Option holders also have certain rights with respect to those options pursuant to their Change of Control Agreements. See "Contracts with Executives."

(2) Based on an aggregate of 331,405 options granted in fiscal 1995.

(3) The Potential Realizable Values are calculated as follows: [[Market Price at Grant X (1 + Stock Price Appreciation Rate)]-Exercise Price] X Number of Underlying Shares. Because these Potential Realizable Values are based on annualized compound rates of increase over a five-year term, the total potential appreciation on annual appreciation rates of 5% and 10% is 27.6% and 61.1%, respectively.

  In connection with the Distribution, all outstanding Company stock options will be replaced with stock options to purchase RTI Common Stock, MFCI Common Stock and MHCI Common Stock, as discussed in more detail under "Employee Benefits and Compensation Matters--Equity-Based Compensation Plans."

                        AGGREGATED OPTION EXERCISES IN
                    FISCAL 1995 AND FISCAL YEAR-END VALUES

  The following table presents information regarding options exercised for shares of Company Common Stock during fiscal 1995 by RTI named executives and the value of unexercised options held at June 3, 1995. There were no SARs outstanding during Fiscal 1995.

                                                                   VALUE OF
                                                  NUMBER OF     UNEXERCISED IN-
                                                 UNEXERCISED         THE-
                                                OPTIONS AT FY- MONEY OPTIONS AT
                                                    END(#)       FY-END($)(2)
                            SHARES      VALUE   -------------- -----------------
                          ACQUIRED ON REALIZED   EXERCISABLE/    EXERCISABLE/
NAME                      EXERCISE(#)  ($)(1)   UNEXERCISABLE    UNEXERCISABLE
----                      ----------- --------- -------------- -----------------
S. E. Beall, III.........   200,000   4,053,000 686,250/45,000 6,507,912/356,252
R. D. McClenagan.........       -0-         -0-  95,558/83,684 1,169,148/457,484
A. R. Johnson............       -0-         -0-     -0-/42,402       -0-/122,376
P. G. Hunt...............     5,178     115,745  51,349/66,020   630,408/406,821
J. R. Mothershed.........       188       3,269  16,629/35,844   208,690/144,609

--------
(1) Value Realized is calculated as follows: [(Per Share Closing Price on date of exercise) - (Per Share Exercise Price)] X Number of Shares for which the Option was exercised.

(2) Value of Unexercised, In-the-Money Options at June 3, 1995 is calculated as follows: [(Per Share Closing Sale Price of the Company Common Stock on June 2, 1995) - (Per Share Exercise Price)] X Number of Shares Subject to Unexercised Options. The per share closing sale price of the Company Common Stock on June 2, 1995, the last trading day of fiscal 1995, was $22.25.

  In connection with the Distribution, all outstanding Company stock options will be replaced with stock options to purchase RTI Common Stock, MFCI Common Stock and MHCI Common Stock, as discussed in more detail under "Employee Benefits and Compensation Matters--Equity-Based Compensation Plans."

RETIREMENT PLAN

  The Morrison Restaurants Inc. Retirement Plan (the "Retirement Plan") was frozen as of December 31, 1987, so that no additional benefits have accrued, and no new participants have been permitted since that date. The Retirement Plan is a tax-qualified, funded, defined benefit plan, which covers employees of the Company who had attained age 21 and had completed at least one year of full-time service by July 1, 1987. A participant's accrued annual benefit is determined generally by adding A and B below, as applicable:

  (A) 1/4 percent of pay up to that year's Social Security Wage Base, plus 1 1/4 percent of pay over the Social Security Wage Base for each credited year of service (as defined in the Retirement Plan) commencing on or after January 1, 1986; and

  (B) 1/4 percent of average pay for the highest consecutive five years from 1976 through 1985 up to $14,400, plus 1 1/4 percent of such pay in excess of $14,400, multiplied by the number of credited years of service up to January 1, 1986.

  Normal retirement for purposes of the Retirement Plan is age 65, although a participant with at least five years of service may retire with a reduced benefit as early as age 55. Generally, benefits are paid in the form of a single life annuity if the participant is unmarried or a joint and survivor annuity if the participant is married, unless an alternative form of benefit payment is selected by the participant from among a range of options made available under the Retirement Plan. A participant's accrued benefit becomes vested upon completion of five years of service after age 18.

  Benefits payable under the Retirement Plan reduce the amount of benefit payable to a participant in the ESP or the MRP, described below.

  See "Employee Benefits and Compensation Matters -- Retirement Plan" for a description of amendments to the Retirement Plan expected to be made in connection with the Distribution and the responsibility for retirement benefits payable thereunder subsequent to the Distribution.

EXECUTIVE SUPPLEMENTAL PENSION PLAN

  The Morrison Restaurants Inc. Executive Supplemental Pension Plan (the "ESP") is a nonqualified, unfunded, defined benefit retirement plan for selected employees. As a condition of entry, future participants must complete five years of consecutive service in one or more qualifying job positions and must have achieved a minimum salary threshold, as described in the ESP. A participant's accrued benefit in the ESP equals 2.5 percent of the participant's highest five-year average base salary multiplied by the participant's years and fractional years of continuous service (as defined in the ESP) not in excess of 20 years; plus 1 percent of the participant's highest five-year average base salary multiplied by the participant's years and fractional years of continuous service in excess of 20 years, but not in excess of 30 years of such service. Base salary includes commissions but excludes bonuses and other forms of remuneration other than salary. Benefits are paid to a participant in the same manner as benefits paid to the participant under the Retirement Plan and become vested if the participant has completed ten years of service. Normal retirement for purposes of the ESP is age 65, although a participant with at least five years of service may retire with a reduced benefit as early as age 55. Early retirement provisions allow designated participants to receive reduced benefits as early as age 55 and unreduced benefits as early as age 55 depending upon criteria specified in the ESP. A participant's receipt of unreduced early retirement benefits is conditioned upon not competing with the Company for a period of two years following retirement.

  Estimated annual benefits payable upon retirement to persons in specified remuneration and years of continuous service classifications are shown in the following table. All amounts shown are for a single life annuity and assume that active participation in the ESP continues until age 65. In accordance with the ESP, the amounts shown are subject to reduction for Social Security benefits and benefits received under the Retirement Plan.

                      EXECUTIVE SUPPLEMENTAL PENSION PLAN
    ESTIMATED ANNUAL BENEFITS FOR REPRESENTATIVE YEARS OF SERVICE TO AGE 65

ANNUAL AVERAGE                                                           30 OR
BASE SALARY                            10       15       20       25      MORE
--------------                      -------- -------- -------- -------- --------
$ 75,000........................... $ 18,750 $ 28,125 $ 37,500 $ 41,250 $ 45,000
 100,000...........................   25,000   37,500   50,000   55,000   60,000
 125,000...........................   31,250   46,875   62,500   68,750   75,000
 150,000...........................   37,500   56,250   75,000   82,500   90,000
 175,000...........................   43,750   65,625   87,500   96,250  105,000
 200,000...........................   50,000   75,000  100,000  110,000  120,000
 225,000...........................   56,250   84,375  112,500  123,750  135,000
 250,000...........................   62,500   93,750  125,000  137,500  150,000
 275,000...........................   68,750  103,125  137,500  151,250  165,000
 300,000...........................   75,000  112,500  150,000  165,000  180,000
 325,000...........................   81,250  121,875  162,500  178,750  195,000
 350,000...........................   87,500  131,250  175,000  192,500  210,000
 375,000...........................   93,750  140,625  187,500  206,250  225,000
 400,000...........................  100,000  150,000  200,000  220,000  240,000
 425,000...........................  106,250  159,375  212,500  233,750  255,000
 450,000...........................  112,500  168,750  225,000  247,500  270,000
 475,000...........................  118,750  178,125  237,500  261,250  285,000
 500,000...........................  125,000  187,500  250,000  275,000  300,000
 525,000...........................  131,250  196,875  262,500  288,750  315,000
 550,000...........................  137,500  206,250  275,000  302,500  330,000
 575,000...........................  143,750  215,625  287,500  316,250  345,000

  Years of continuous service, to the nearest year, and current remuneration covered by the ESP (base salary) for the eligible RTI named executives are:
Mr. Beall, 23 years, $564,900; Mr. McClenagan, 23 years, $248,184; Mr. Hunt, 27 years, $169,630; and Mr. Mothershed, 22 years, $162,708.

  The ESP will be maintained by RTI following the Distribution for the benefit of selected employees who remain employees of RTI following the Distribution. See "Employee Benefits and Compensation Matters--Non-Qualified Pension Plans" for information concerning the treatment of the ESP in the Distribution.

MANAGEMENT RETIREMENT PLAN

  The Morrison Restaurants Inc. Management Retirement Plan (the "MRP") is a nonqualified, unfunded, defined benefit retirement plan for employees with 15 or more years of credited service (as defined in the MRP) and whose average compensation over a three-year period equals or exceeds $40,000, which amount may be adjusted by the Company from time to time. A participant's accrued benefit in the MRP equals 1.5 percent of the participant's average compensation determined over the five-year period immediately preceding termination of employment multiplied by the participant's years of credited service not in excess of 20 years; plus 2 percent of the participant's average compensation determined over the five-year period immediately preceding termination of employment multiplied by the participant's years of credited service in excess of 20 years, but not in excess of 30 years. For purposes of determining a participant's accrued benefit, a year's compensation includes commissions and bonuses, but generally no form of remuneration is counted in excess of $100,000, which amount may be adjusted by the Company from time to time.

  Normal retirement for purposes of the MRP is age 65, although a participant may retire with a benefit as early as age 55. Generally, benefits are paid in the form of a single life annuity if the participant is unmarried or a joint and survivor annuity if the participant is married. If the participant is also entitled to benefits under the Retirement Plan, benefits payable under the MRP must be in the same form as those payable under the

Retirement Plan. A participant's accrued benefit under the MRP is forfeited if the participant terminates employment before he is eligible for early retirement under the MRP. Effective March 29, 1995, the Company amended the MRP to allow payment of a participant's accrued benefit, commencing as early as age 55, even if the participant terminated employment prior to attainment of age 55.

  Estimated annual benefits payable upon retirement to persons in specified remuneration and years of credited service classifications are shown in the following table. All amounts shown are for a single life annuity and assume that active participation continues in the MRP until age 65. In accordance with the MRP, the amounts shown are subject to reduction for Social Security benefits, benefits received under the Retirement Plan and the ESP. A participant is ineligible for benefits under the MRP while receiving any long-term disability benefits.

                          MANAGEMENT RETIREMENT PLAN
    ESTIMATED ANNUAL BENEFITS FOR REPRESENTATIVE YEARS OF SERVICE TO AGE 65

   FINAL AVERAGE                                                          30 OR
     SALARY                                        15      20      25     MORE
   -------------                                 ------- ------- ------- -------
   $ 40,000..................................... $ 9,000 $12,000 $16,000 $20,000
     60,000.....................................  13,500  18,000  24,000  30,000
     80,000.....................................  18,000  24,000  32,000  40,000
    100,000.....................................  22,500  30,000  40,000  50,000

  Years of credited service and salary covered by the MRP for the eligible RTI named executives are: Mr. Beall, 23 years, $100,000; Mr. McClenagan, 23 years, $100,000; Mr. Hunt, 27 years, $100,000; and Mr. Mothershed, 22 years, $100,000.

  The MRP will be maintained by RTI following the Distribution for the benefit of executives who remain employees of RTI following the Distribution. See "Employee Benefits and Compensation Matters--Non-Qualified Pension Plans" for information concerning the treatment of the MRP in the Distribution.

CONTRACTS WITH EXECUTIVES

  The Company entered into a Change of Control Agreement (the "Change of Control Agreement") with each of the executives in positions with the Company specified by the Compensation Committee (currently 23 executives), including the persons named in the Summary Compensation Table. The Change of Control Agreement is designed to diminish the distraction of executives by virtue of the personal uncertainties and risks created by a threatened or pending Change of Control (as defined in the Change of Control Agreement) and to encourage their full attention and dedication to the Company currently and in the event of any pending or threatened Change of Control.

  Under the Change of Control Agreement, a "Change of Control" is defined as either (i) certain changes in the composition of more than 20 percent of the Board of Directors, or (ii) with certain exceptions, any "Business Combination" (as defined in the Change of Control Agreement) that has not been approved by the holders of 80 percent or more of the Company's outstanding voting stock. Events that do not constitute a Change in Control include (a) any Business Combination approved by at least 80 percent of the Continuing Directors (as defined in the Agreement), (b) any Business Combination transaction that satisfies certain price and procedural requirements specified in the Company's Certificate of Incorporation, and (c) any acquisition by the Company, any of its subsidiaries, or any employee benefit plan of the Company or any of its subsidiaries.

  Under the Change of Control Agreement, the "Effective Date" means the first date on which a Change of Control occurs. Prior to the Effective Date, each covered executive remains an at-will employee, except as may be provided in any other agreement, and any termination of his employment will terminate his rights under the Agreement. If and when the Effective Date occurs, the Company has agreed to continue the employment of the executive, and the executive has agreed to remain in the employ of the Company, for a three-year period (the "Employment Period") commencing on the Effective Date. During the Employment Period, the executive (a) shall receive an annual base salary no less than that received prior to the Effective Date and an annual bonus no less than the average of the last three annual bonuses received prior to the Effective Date, and (b) generally shall be entitled to continuation of retirement, savings and welfare benefit plan participation and practices, expense reimbursements and other fringe benefits on a basis at least comparable to that obtaining prior to the Effective Date.

  If during the Employment Period the Company terminates the executive's employment other than for cause, death or disability, or if the executive terminates his employment for "good reason" (as defined in the Change of Control Agreement), or if the executive terminates his employment for any reason during the 30-day period immediately following the first anniversary of the Effective Date, the executive becomes entitled to receive (i) any unpaid portion of his accrued annual base salary plus a pro rata portion of his highest annual bonus paid or payable for the three fiscal years immediately preceding his date of termination, (ii) an amount equal to either three, two or one times the sum of his annual base salary and his highest annual bonus, depending upon the particular multiplier stipulated in his Change of Control Agreement, (iii) any other accrued obligations, (iv) rights with respect to any outstanding stock options granted to him prior to his date of termination or a cash amount equal to the difference between the option price and the then value of Company stock for which any such option was granted, and (v) certain employee benefits consisting of retirement, savings and various health and welfare insurance benefits. If this package of compensation and benefits constitutes "excess parachute payments" as defined under the Internal Revenue Code, the Company will pay an additional amount sufficient to reimburse the executive for all taxes payable by the executive with respect to the parachute payments. The Company estimates that its obligations to the RTI named executives if a Change of Control had occurred and the employment termination provisions of the Change of Control Agreement were to take effect immediately would be approximately as follows: Mr. Beall, $8,235,000; Mr. McClenagan, $3,881,000; Mr. Hunt, $1,740,000; Mr. Mothershed, $2,624,000; and Mr. Johnson,
$2,823,000. THE DISTRIBUTION, THE REINCORPORATION, THE REVERSE STOCK SPLIT AND THE RELATED CHANGE IN COMPOSITION OF THE BOARD OF DIRECTORS OF THE COMPANY DO NOT, EITHER INDIVIDUALLY OR IN THE AGGREGATE, CONSTITUTE A CHANGE OF CONTROL OF THE COMPANY UNDER THE CHANGE OF CONTROL AGREEMENTS.

  RTI will assume the Company's Change of Control Agreements with Company executives who will continue as executives of RTI effective as of the Distribution Date.

                         MFCI MANAGEMENT AND EXECUTIVE
                                 COMPENSATION

MFCI DIRECTORS AND EXECUTIVE OFFICERS

  Immediately after the Distribution, it is expected that MFCI will have a board of directors (the "MFCI Board of Directors") consisting of seven members divided into three classes with staggered terms. It is expected that (i) E. Eugene Bishop, Christopher P. Elliott and Arthur R. Outlaw will serve in Class I for a term expiring at the annual meeting of the MFCI stockholders to be held in 1996, (ii) J. Veronica Biggins and Ronnie L. Tatum will serve in Class II for a term expiring at the annual meeting of the MFCI stockholders to be held in 1997, and (iii) Dr. Donald Ratajczak and Dolph W. von Arx will serve in Class III for a term expiring at the annual meeting of the MFCI stockholders to be held in 1998. The members of one class will be elected each year for a three-year term. It is expected that Dolph W. von Arx will serve as Chairman of the Board of Directors of MFCI. The MFCI executive officers will be appointed by and will serve at the discretion of MFCI's Board of Directors.

  The following sets forth, as of January 17, 1996, certain information with respect to the persons who are expected to serve as directors and/or executive officers of MFCI following the Distribution.

NAME                           AGE POSITION WITH MFCI
----                           --- ------------------
Dolph W. von Arx..............  61 Chairman of the Board
Ronnie L. Tatum...............  55 Chief Executive Officer and Director
Christopher P. Elliot.........  41 President and Director
J. Veronica Biggins...........  49 Director
E. Eugene Bishop..............  65 Director
Arthur R. Outlaw..............  69 Vice Chairman of the Board
Dr. Donald Ratajczak..........  53 Director
Craig D. Nelson...............  42 Vice President, Finance
Scears Lee, III...............  39 Vice President, Human Resources
Mitchell S. Block.............  42 Vice President, General Counsel and Secretary

--------

  Arthur R. Outlaw has an understanding with MFCI pursuant to which he will be nominated for re-election as a director for a three-year term at the annual meeting of MFCI stockholders to be held in 1996.

  Dolph W. von Arx was Chairman of the Board, President and Chief Executive Officer of Planters LifeSavers Company, an affiliate of RJR Nabisco, Inc. until his retirement in 1991. Mr. von Arx has been a director of the Company since 1992. Mr. von Arx also is a director of Cree Research, Inc. and is expected to serve as a director of RTI following the Distribution.

  Ronnie L. Tatum has been President of the Family Dining Division of the Company's Morrison Group since March 1994. Mr. Tatum served as President of the Company's Family Dining Group from March 1993 to March 1994 and as Senior Vice President of the Company's Family Dining Group from 1990 to March 1993.

  Christopher P. Elliott has been Senior Vice President, Operations of the Family Dining Division of the Company's Morrison Group since January 1995. Prior thereto he was employed by Pizza Hut of America from 1981 to 1995. He was Regional Manager from 1986 to 1992 and Senior Director of Operations of Pizza Hut of America from 1992 to 1995.

  J. Veronica Biggins has been Executive Search Consultant in the Atlanta, Georgia office of Heidrick & Struggles since February 1995. Prior thereto, Ms. Biggins served as Assistant to the President of the United States and Director of Presidential Personnel from February 1994 to February 1995 and in various capacities with NationsBank Corporation from 1974 to February 1994, most recently as Executive Vice President-Director of Corporate Community Affairs. Ms. Biggins also is a director of National Data Corporation.

  E. Eugene Bishop was Chairman of the Board of the Company from June 1992 until his retirement in May 1995. From June 1986 to June 1992, he was Chairman of the Board and Chief Executive Officer of the Company. Mr. Bishop has been a director of the Company since 1963. Mr. Bishop also is a director of Delchamps, Inc. and is expected to serve as a director of MHCI following the Distribution.

  Arthur R. Outlaw has been Vice Chairman of the Board of the Company since December 1984. From October 1985 to October 1989, he was Mayor, City of Mobile, Alabama. Mr. Outlaw has been a director of the Company since 1959. Mr. Outlaw is expected to serve as Vice Chairman and a director of RTI following the Distribution.

  Dr. Donald Ratajczak is Professor and Director, Economic Forecasting Center, Georgia State University. Dr. Ratajczak has been a director of the Company since 1981. Dr. Ratajczak also is a director of Morgan Keegan Inc. and CIM High Yield Securities Fund and is expected to serve as a director of RTI following the Distribution.

  Craig D. Nelson has been Vice President, Controller of the Company's Morrison Group since July 1994. He served as Vice President/Controller-Family Dining from November 1990 to July 1994. Mr. Nelson joined the Company in 1976.

  Scears Lee, III has been Vice President, Human Resources of the Company's Family Dining Division since August 1993. He served as Director of Human Resources of the Family Dining Division from 1985 to August 1993. Prior thereto he served in the following positions since joining the Company in 1978: Assistant/Associate Manager of Morrison Cafeteria unit, Management Recruiter and Director of Training.

  Mitchell S. Block has been Real Estate Attorney of the Company's Ruby Tuesday Group since April 1993. Prior thereto he was Vice President, Real Estate, General Counsel for Wyatt Cafeterias, Inc. in Dallas, Texas from March 1986 to April 1993.

MFCI DIRECTORS' COMPENSATION

  MFCI will continue the policy of the Company that directors who are employees of MFCI receive no directors' fees. Non-management directors will receive a $10,000 annual retainer and $1,000 per Board meeting attended.

  MFCI non-management directors who will serve on the Audit Committee, the Executive Committee, the Compensation and Stock Option Committee or the Nominating Committee (other than the Chairmen of such committees) will receive a fee of $1,000 for each committee meeting attended. Committee Chairmen will receive a fee of $2,000 for each committee meeting attended. Non-management directors serving on any committee will be compensated at a rate of $200 an hour for services performed on special assignments.

  At or prior to the Distribution Date, the MFCI Board of Directors will take all action necessary to adopt the MFCI Directors' Plan which will have terms and conditions substantially identical to those of the RTI Directors' Plan (see "Employee Benefits and Compensation Matters--Company Directors' Plan"), except that stock awards under the MFCI Directors' Plan will relate to MFCI Common Stock. See "RTI Management--RTI Directors' Compensation" for a description of the RTI Directors' Plan.

  It is anticipated that Mr. von Arx, who is expected to serve as Chairman of MFCI's Board of Directors following the Distribution, will provide strategic planning, investor relations and management consulting services to MFCI on a regular basis. It is anticipated that Mr. von Arx generally will dedicate one day per week to providing such services and will be compensated at a rate of $2,000 per day. It is also anticipated that Mr. von Arx will be eligible to participate in a program under the MFCI Stock Incentive Plan that will permit Mr. von Arx to elect to direct that up to 60 percent of his non-retainer compensation for each fiscal quarter be allocated to the purchase of MFCI Common Stock on his behalf. Under this program, Mr. von Arx would be awarded bonus shares and stock options based on formulas and subject to terms and conditions substantially identical to awards that would be made under the MFCI Directors' Plan to a participant who elects to allocate a portion of his or her retainer for the purchase of MFCI Common Stock.

  See "Employee Benefits and Compensation Matters--Company Directors' Plan" for information concerning the treatment in the Distribution of restricted stock, stock options and benefits accrued under the Company Directors' Plan.

COMMITTEES OF THE MFCI BOARD

  The Company currently has four standing committees: Executive, Audit, Compensation and Stock Option and Nominating. It is expected that the MFCI Board of Directors will have the same committees following the Distribution.

  Executive Committee. The Executive Committee makes recommendations to the Board of Directors and may exercise all of the powers of the Board of Directors to the extent permitted by applicable law. The members of the Executive Committee are expected to be Dolph W. von Arx (Chairman), Ronnie L. Tatum, Dr. Donald Ratajczak and E. Eugene Bishop.

  Audit Committee. The Audit Committee will be comprised solely of non-management directors. The Audit Committee maintains communications with the independent auditors as to the nature of the auditors' services, fees and such other matters as the auditors believe may require the attention of the Board. The Audit Committee reviews MFCI's internal control procedures and makes recommendations to the Board with respect thereto. The members of the Audit Committee are expected to be E. Eugene Bishop (Chairman), J. Veronica Biggins and Arthur R. Outlaw.

  Compensation and Stock Option Committee. The Compensation and Stock Option Committee will be comprised solely of non-management directors. The Compensation and Stock Option Committee makes recommendations to the Board of Directors with respect to compensation of officers and with respect to the granting of stock options. The members of the Compensation and Stock Option Committee are expected to be Dr. Donald Ratajczak (Chairman), J. Veronica Biggins and E. Eugene Bishop.

  Nominating Committee. The Nominating Committee recommends individuals to the Board of Directors for consideration as nominees for directors of MFCI. The members of the Nominating Committee are expected to be Dolph W. von Arx (Chairman), J. Veronica Biggins, E. Eugene Bishop, Christopher P. Elliott, Arthur R. Outlaw, Dr. Donald Ratajczak and Ronnie L. Tatum. Alternatively, notice of nominations to be made by any stockholder at a meeting must be submitted in the manner and within the time periods prescribed in the Articles of Incorporation. Any such notice should be directed to the Secretary at the following address: Morrison Fresh Cooking, Inc., 4893 Riverdale Road, Suite 260, Atlanta, Georgia 30337.

COMPENSATION OF MFCI EXECUTIVE OFFICERS

  The following discloses compensation awarded, paid to, or earned by the person who is expected to serve as MFCI's Chief Executive Officer following the Distribution and each of the other persons who are expected to serve as executive officers of MFCI following the Distribution who were most highly compensated and whose salary and bonus exceeded $100,000 in fiscal 1995 for services rendered to the Company during each of the three fiscal years in the three-year period ended June 3, 1995 (together, these persons are sometimes referred to as the "MFCI named executives").

                          SUMMARY COMPENSATION TABLE

                                                   LONG TERM COMPENSATION
                                                   ----------------------
                             ANNUAL COMPENSATION     AWARDS        PAYOUTS
                             --------------------  ------------  ------------
                                                                                ALL OTHER
NAME AND POSITION                                   OPTIONS/         LTIP      COMPENSATION
WITH THE COMPANY        YEAR SALARY($)  BONUS($)    SARS(#)       PAYOUTS($)      ($)(1)
-----------------       ---- ---------- ---------  ------------   ----------   ------------
R. L. Tatum............ 1995    200,400   104,454          2,007          -0-     7,008
 President, Family      1994    170,100   217,125         38,394          -0-     7,698
  Dining                1993    120,000   180,000          7,051          -0-     7,151
 Division
C. D. Nelson (2)....... 1995     94,000    40,961            801          -0-     3,092
 Vice President,        1994        N/A       N/A            N/A          N/A       N/A
  Controller,           1993        N/A       N/A            N/A          N/A       N/A
 Morrison Group
S. Lee, III (2)........ 1995     94,325    17,248            870          -0-     2,927
 Vice President, Human  1994        N/A       N/A            N/A          N/A       N/A
 Resources, Family      1993        N/A       N/A            N/A          N/A       N/A
  Dining
 Division

--------

(1) The amounts in this column include the following: (a) Company contributions to the Deferred Compensation Plan for 1995, 1994 and 1993, respectively: R. L. Tatum, $3,696, $3,696 and $4,621; C. D. Nelson, $3,092, N/A and N/A; and S. Lee, III, $2,927, N/A and N/A; (b) executive group life and accidental death and dismemberment insurance plan premiums paid for 1995, 1994 and 1993: R. L. Tatum, $704, $2,937 and $2,530; C. D.
    Nelson; N/A, N/A and N/A; and S. Lee, III, N/A, N/A and N/A; and
    (c) employee portion of split-dollar life insurance premiums paid by the Company for 1995 and 1994: R. L. Tatum, $2,608 and $1,065.

(2) In accordance with the executive compensation disclosure rules adopted by the SEC, the compensation of Mr. Nelson and Mr. Lee for fiscal 1994 and 1993 is not disclosed as MFCI was not a reporting company under the Exchange Act for such years and such compensation information has not been provided by the Company in prior SEC filings.

                         OPTION GRANTS IN FISCAL 1995

  The following table presents information regarding fiscal 1995 grants of options to purchase shares of the Company Common Stock to the MFCI named executives. The Company has no outstanding SARs and granted no SARs during fiscal 1995.

                                INDIVIDUAL GRANTS
                 ------------------------------------------------
                                % OF TOTAL
                               OPTIONS/SARS  EXERCISE
                   OPTIONS/     GRANTED TO    OR BASE
                 SARS GRANTED  EMPLOYEES IN    PRICE   EXPIRATION
NAME                (#)(1)    FISCAL YEAR(2) ($/SHARE)    DATE
----             ------------ -------------- --------- ----------
R. L. Tatum.....    2,007          0.61%       25.75   03-Sep-99
C. D. Nelson....      801          0.24%       25.75   03-Sep-99
S. Lee, III.....       69          0.02%       23.63   04-Jun-99
                      801          0.24%       25.75   03-Sep-99
                  POTENTIAL REALIZABLE VALUE(3) AT ASSUMED ANNUAL RATES
                       OF STOCK PRICE APPRECIATION FOR OPTION TERM
                 -----------------------------------------------------------------
                             5%                               10%
                 -------------------------------- --------------------------------
                                     MARKET                           MARKET
                                     PRICE                            PRICE
                                    REQUIRED                         REQUIRED
                                   TO REALIZE                       TO REALIZE
                   DOLLAR            DOLLAR         DOLLAR            DOLLAR
NAME              GAINS($)       GAINS($/SHARE)    GAINS($)       GAINS($/SHARE)
----             -------------- ----------------- -------------- -----------------
R. L. Tatum.....         14,278            32.86          31,551            41.47
C. D. Nelson....          5,699            32.86          12,592            41.47
S. Lee, III.....            450            30.15             995            38.05
                          5,699            32.86          12,592            41.47

--------

(1) The indicated options have a term of five years and were granted pursuant to the Company's Stock Incentive Plan (formerly, the 1989 Non-Qualified Stock Option Plan) or the Company's 1993 Non-Executive Stock Incentive Plan. All options listed above become exercisable after two years. In the event of a change in control of the Company, the Committee administering the plan may accelerate vesting, otherwise adjust the options or terminate the options. Option holders also have certain rights with respect to these options pursuant to their Change of Control Agreements. See "Contracts with Executives."

(2) Based on an aggregate of 331,405 options granted in fiscal 1995.

(3) The Potential Realizable Values are calculated as follows: [(Market Price at Grant X (1 + Stock Price Appreciation Rate)]--Exercise Price] X Number of Underlying Shares. Because these Potential Realizable Values are based on annualized compound rates of increase over a five-year term, the total potential appreciation on annual appreciation rates of 5% and 10% is 27.6% and 61.1%, respectively.

  In connection with the Distribution, all outstanding Company stock options will be replaced with stock options to purchase RTI Common Stock, MFCI Common Stock and MHCI Common Stock, as discussed in more detail under "Employee Benefits and Compensation Matters--Equity-Based Compensation Plans."

                        AGGREGATED OPTION EXERCISES IN
                    FISCAL 1995 AND FISCAL YEAR-END VALUES

  The following table presents information regarding options exercised for shares of Company Common Stock during fiscal 1995 by MFCI named executives and the value of unexercised options held at June 3, 1995. There were no SARs outstanding during fiscal 1995.

                                                                    VALUE OF
                                                    NUMBER OF   UNEXERCISED IN-
                                                   UNEXERCISED        THE-
                                                   OPTIONS AT   MONEY OPTIONS AT
                                                    FY-END(#)     FY-END($)(2)
                                                  ------------- ----------------
                               SHARES     VALUE
                             ACQUIRED ON REALIZED EXERCISABLE/    EXERCISABLE/
NAME                         EXERCISE(#)  ($)(1)  UNEXERCISABLE  UNEXERCISABLE
----                         ----------- -------- ------------- ----------------
R. L. Tatum.................      -0-        -0-  30,595/81,608 362,325/475,765
C. D. Nelson................      -0-        -0-   2,250/15,482   24,500/82,002
S. Lee, III.................    2,250     33,501      -0-/7,449      -0-/11,963

--------
(1) Value Realized is calculated as follows: [(Per Share Closing Price on date of exercise)-(Per Share Exercise Price)] X Number of Shares for which the Option was Exercised.

(2) Value of Unexercised, In-the-Money Options at June 3, 1995 is calculated as follows: [(Per Share Closing Sale Price of the Company Common Stock on June 2, 1995)-(Per Share Exercise Price)] X Number of Shares Subject to Unexercised Options. The per share closing sale price of the Company Common Stock on June 2, 1995, the last trading day of fiscal 1995, was $22.25.

  In connection with the Distribution, all outstanding Company stock options will be replaced with stock options to purchase RTI Common Stock, MFCI Common Stock and MHCI Common Stock, as discussed in more detail under "Employee Benefits and Compensation Matters--Equity-Based Compensation Plans."

RETIREMENT PLAN

  MFCI named executives who were employees of the Company prior to December 31, 1987, are entitled to retirement benefits payable under the Company's Retirement Plan. See "RTI Management and Executive Compensation--Retirement Plan" for a description of the Retirement Plan and "Employee Benefits and Compensation Matters--Retirement Plan" for a description of amendments to the Retirement Plan expected to be made in connection with the Distribution and the responsibility for retirement benefits payable thereunder subsequent to the Distribution.

EXECUTIVE SUPPLEMENTAL PENSION PLAN

  Eligible MFCI named executives participate in the Company's ESP. See "RTI Management and Executive Compensation--Executive Supplemental Pension Plan" for a description of the ESP. Years of continuing service, to the nearest year, and current remuneration covered by the ESP (base salary) for the eligible MFCI named executives are: Mr. Tatum, over 30 years, $200,400; Mr. Nelson, 19 years, $94,000; and Mr. Lee, 16 years, $94,325.

  See "Employee Benefits and Compensation Matters--Non-Qualified Pension Plans" for information concerning the treatment of the ESP in the Distribution and the MFCI Executive Supplemental Pension Plan that is expected to be adopted by MFCI to provide substantially the same benefits to MFCI executives following the Distribution as those currently provided by the ESP to Company executives.

MANAGEMENT RETIREMENT PLAN

  Eligible MFCI named executives participate in the Company's MRP. See "RTI Management and Executive Compensation--Management Retirement Plan" for a description of the MRP. Years of credited service and salary covered by the MRP for eligible MFCI named executives are: Mr. Tatum, over 30 years, $100,000; Mr. Nelson, 19 years, $100,000; and Mr. Lee, 16 years, $100,000.

  See "Employee Benefits and Compensation Matters--Non-Qualified Pension Plans" for information concerning the treatment of the MRP in the Distribution and the MFCI Management Retirement Plan that is expected to be adopted by MFCI to provide substantially the same benefits to MFCI executives following the Distribution as those currently provided by the MRP to Company executives.

CONTRACTS WITH EXECUTIVES

  Each of the MFCI named executives (other than Mr. Lee) has a Change of Control Agreement with the Company. See "RTI Management and Executive Compensation--Contracts with Executives" for a description of the material terms and conditions of the Change of Control Agreement. The Company estimates that its obligations to the MFCI named executives if a Change of Control had occurred and the employment termination provisions of the Change of Control Agreement were to take effect immediately would be approximately as follows:
Mr. Tatum, $2,891,000; and Mr. Nelson, $1,042,000. THE DISTRIBUTION, THE REINCORPORATION, THE REVERSE STOCK SPLIT AND THE RELATED CHANGE IN THE COMPOSITION OF THE BOARD OF DIRECTORS OF THE COMPANY DO NOT, INDIVIDUALLY OR IN THE AGGREGATE, CONSTITUTE A CHANGE OF CONTROL OF THE COMPANY UNDER THE CHANGE OF CONTROL AGREEMENTS.

  It is expected that MFCI will enter into a Change of Control Agreement (the "MFCI Change of Control Agreement") with each of its executive officers, effective as of the Distribution Date. The terms and conditions of the MFCI Change of Control Agreement will be substantially the same as those of the Change of Control Agreement. See "RTI Management and Executive Compensation-- Contracts with Executives" for a description of the Company Change of Control Agreement.

                         MHCI MANAGEMENT AND EXECUTIVE
                                 COMPENSATION

MHCI DIRECTORS AND EXECUTIVE OFFICERS

  Immediately after the Distribution, it is expected that MHCI will have a board of directors (the "MHCI Board of Directors") consisting of six members divided into three classes with staggered terms. It is expected that (i) E. Eugene Bishop and Arthur R. Outlaw, Jr. will serve in Class I for a term expiring at the annual meeting of the MHCI stockholders to be held in 1996,
(ii) Claire L. Arnold and Glenn A. Davenport will serve in Class II for a term expiring at the annual meeting of the MHCI stockholders to be held in 1997, and (iii) John B. McKinnon and Dr. Benjamin F. Payton will serve in Class III for a term expiring at the annual meeting of the MHCI stockholders to be held in 1998. The members of one class will be elected each year for a three-year term. It is expected that John B. McKinnon will serve as Chairman of the Board of Directors of MHCI. The MHCI executive officers will be appointed by and will serve at the discretion of MHCI's Board of Directors.

  The following sets forth, as of January 17, 1996, certain information with respect to the persons who are expected to serve as directors and/or executive officers of MHCI following the Distribution.

NAME                        AGE POSITION WITH MHCI
----                        --- ------------------
John B. McKinnon...........  61 Chairman of the Board
Glenn A. Davenport.........  42 President, Chief Executive Officer and Director
Claire L. Arnold...........  49 Director
E. Eugene Bishop...........  65 Director
Arthur R. Outlaw, Jr. .....  41 Director
Dr. Benjamin F. Payton.....  63 Director
K. Wyatt Engwall...........  48 Senior Vice President, Finance
John E. Fountain...........  45 Vice President, General Counsel and Secretary
Jerry D. Underhill.........  50 Senior Vice President, Retail Development
Gregory L. Anderson........  40 Senior Vice President
Carolyn L. Kolesar.........  43 Senior Vice President
Frances G. Michels.........  57 Senior Vice President, Support Services

--------

  Arthur R. Outlaw, Jr. has an understanding with MHCI pursuant to which he will be nominated for re-election as a director for a three-year term at the annual meeting of MHCI stockholders to be held in 1996.

  John B. McKinnon was Dean, Babcock Graduate School of Management, Wake Forest University until his retirement in May 1995. Prior thereto, he was President, Sara Lee Food Service from July 1988 through June 1989, and President, Sara Lee Corporation from July 1986 through June 1988. Mr. McKinnon served as a director of the Company since 1989. Mr. McKinnon also is a director of Premark International and Integon Corporation and is expected to serve as a director of RTI following the Distribution.

  Glenn A. Davenport has been President of the Health Care Division of the Company's Morrison Group since November 1993. Prior thereto, he served as Senior Vice President, Hospitality Group from February 1990 through November 1993 and in various other capacities since joining the Company in November 1973.

  Claire L. Arnold is currently a private investor. Ms. Arnold served as President and Chief Executive Officer of Nicotiana Enterprises, Inc., a family holding company holding stock in NCC L.P., from August 1979 to February 1995 and was Chief Executive Officer of NCC L.P., a major distributor of grocery, tobacco, candy, health and beauty, and allied products to retail stores, from November 1992 to April 1994. Prior thereto, Ms. Arnold was Chairman and Chief Executive Officer of NCC L.P. from August 1979 to November 1992.

Ms. Arnold has been a director of the Company since 1994. Ms. Arnold also is a director of Schweitzer-Mauduit International, Inc. and is expected to serve as a director of RTI following the Distribution.

  E. Eugene Bishop was Chairman of the Board of the Company from June 1992 until his retirement in May 1995. From June 1986 to June 1992, he was Chairman of the Board and Chief Executive Officer of the Company. Mr. Bishop has been a director of the Company since 1963. Mr. Bishop also is a director of Delchamps, Inc. and is expected to serve as a director of MFCI following the Distribution.

  Arthur R. Outlaw, Jr. currently serves as Chairman of the Board and Chief Executive Officer of Marshall Biscuit Company, which he founded in 1985. Mr. Outlaw worked in Cafeteria Management and Finance for the Company from 1978 through 1985.

  Dr. Benjamin F. Payton has been the President of Tuskegee University since 1981. Dr. Payton has been a director of the Company since 1993. Dr. Payton also is a director of AmSouth Bank, N.A., AmSouth Bancorporation, The ITT Corporation, The Liberty Corporation, Sonat, Inc. and Praxair, Inc. and is expected to serve as a director of RTI following the Distribution.

  K. Wyatt Engwall has been Vice President, Controller of the Company's Ruby Tuesday Group since January 1994. He served as Vice President of Financial Planning from January 1993 through January 1994, Vice President and Controller of the Company's Contract Dining Division from October 1991 through January 1993 and as Controller of the Company's former MMS (Contract Dining) Division from October 1986 through October 1991. Mr. Engwall joined the Company in 1983 as a Financial Systems Analyst.

  John E. Fountain has been Vice President--Legal of the Morrison Group since August 1994. He served as Senior Attorney from December 1991 through August 1994. Prior thereto, he served as Staff Attorney from October 1978 through December 1991.

  Jerry D. Underhill has been Senior Vice President of Retail Development of the Health Care Division of the Company's Morrison Group since September 1995. Prior thereto, he was Senior Vice President of Development of the Family Dining Division of the Morrison Group from March 1993 to September 1995. Mr. Underhill was President of Mid-Continent Restaurants (currently known as Bravo Restaurants) from July 1988 to March 1993.

  Gregory L. Anderson has been Division Vice President of the Health Care Division of the Company's Morrison Group since April 1995. He was Vice President, Human Resources of the Health Care Division from July 1994 to April 1995. Prior thereto, Mr. Anderson served as Senior Director of Employee Relations of the KFC Division of PepsiCo ("KFC") from June 1994 to July 1994, Director of Human Resources of KFC from October 1992 to June 1994 and Region Manager of Human Resources of KFC from February 1990 to October 1992 and as Zone Manager of Human Resources of the Taco Bell Division of PepsiCo from May 1988 to February 1990.

  Carolyn L. Kolesar has been Division Vice President of the Health Care Division of the Company's Morrison Group since April 1995. Prior thereto, she served as Regional Vice President of the Health Care Division from July 1988 to April 1995.

  Frances G. Michels has been Senior Vice President of Support Services of the Health Care Division of the Company's Morrison Group since January 1996. Prior thereto, she served the Health Care Division in various capacities, including as Vice President of Nutrition Services from December 1984 through January 1996, Area Manager for Operations and Nutrition Services from January 1982 through December 1984, Consulting Dietitian for the Health Care Division from June 1974 through January 1982, Food Service Director from July 1973 through June 1974, and Chief Therapeutic Dietitian from June 1970 through July 1973.

MHCI DIRECTORS' COMPENSATION

  MHCI will continue the policy of the Company that directors who are employees of MHCI receive no directors' fees. Non-management directors will receive a $10,000 annual retainer and $1,000 per Board meeting attended.

  MHCI non-management directors who will serve on the Audit Committee, the Executive Committee, the Compensation and Stock Option Committee or the Nominating Committee (other than the Chairmen of such committees) will receive a fee of $1,000 for each committee meeting attended. Committee Chairmen will receive a fee of $2,000 for each committee meeting attended. Non-management directors serving on any committee will be compensated at a rate of $200 an hour for services performed on special assignments.

  At or prior to the Distribution Date, the MHCI Board of Directors will take all action necessary to adopt the MHCI Directors' Plan which will have with terms and conditions substantially identical to those of the RTI Directors' Plan (see "Employee Benefits and Compensation Matters--Company Directors' Plan") except that stock awards under the MHCI Directors' Plan will relate to MHCI Common Stock. See "RTI Management--RTI Directors' Compensation" for a description of the RTI Directors' Plan.

  It is anticipated that Mr. McKinnon, who is expected to serve as Chairman of MHCI's Board of Directors following the Distribution, will provide strategic planning, investor relations and management consulting services to MHCI on a regular basis. It is anticipated that Mr. McKinnon generally will dedicate one day per week to provide such services and will be compensated at a rate of $2,000 per day. It is also anticipated that Mr. McKinnon will be eligible to participate in a program under the MHCI Stock Incentive Plan that will permit Mr. McKinnon to elect to direct that up to 60 percent of his non-retainer compensation for each fiscal quarter be allocated to the purchase of MHCI Common Stock on his behalf. Under this program, Mr. McKinnon would be awarded bonus shares and stock options based on formulas and subject to terms and conditions substantially identical to awards that would be made under the MHCI Directors' Plan to a participant who elects to allocate a portion of his or her retainer for the purchase of MHCI Common Stock.

  See "Employee Benefits and Compensation Matters--Company Directors' Plan" for information concerning the treatment in the Distribution of restricted stock, stock options and benefits accrued under the Company Directors' Plan.

COMMITTEES OF THE MHCI BOARD

  The Company currently has four standing committees: Executive, Audit, Compensation and Stock Option and Nominating. It is expected that the MHCI Board of Directors will have the same committees following the Distribution.

  Executive Committee. The Executive Committee makes recommendations to the Board of Directors and may exercise all of the powers of the Board of Directors to the extent permitted by applicable law. The members of the Executive Committee are expected to be John B. McKinnon (Chairman), Claire L. Arnold, E. Eugene Bishop and Glenn A. Davenport.

  Audit Committee. The Audit Committee will be comprised solely of non-management directors. The Audit Committee maintains communications with the independent auditors as to the nature of the auditors' services, fees and such other matters as the auditors believe may require the attention of the Board. The Audit Committee reviews MHCI's internal control procedures and makes recommendations to the Board with respect thereto. The members of the Audit Committee are expected to be E. Eugene Bishop (Chairman), Claire L. Arnold, Arthur R. Outlaw, Jr. and Dr. Benjamin F. Payton.

  Compensation and Stock Option Committee. The Compensation and Stock Option Committee will be comprised solely of non-management directors. The Compensation and Stock Option Committee makes recommendations to the Board of Directors with respect to compensation of officers and with respect to the granting of stock options. The members of the Compensation and Stock Option Committee are expected to be Claire L. Arnold (Chairman), E. Eugene Bishop, Arthur R. Outlaw, Jr. and Dr. Benjamin F. Payton.

  Nominating Committee. The Nominating Committee recommends individuals to the Board of Directors for consideration as nominees for directors of MHCI. The members of the Nominating Committee are expected to be John B. McKinnon (Chairman), Claire L. Arnold, E. Eugene Bishop, Glenn A. Davenport, Arthur R. Outlaw, Jr. and Dr. Benjamin F. Payton. Alternatively, notice of nominations to be made by any stockholder at a meeting must be submitted in the manner and within the time periods prescribed in the Articles of Incorporation. Any such notice should be directed to the Secretary at the following address: Morrison Health Care, Inc., 4893 Riverdale Road, Suite 260, Atlanta, Georgia 30337.

COMPENSATION OF MHCI EXECUTIVE OFFICERS

  The following discloses compensation awarded, paid to, or earned by the person who is expected to serve as MHCI's Chief Executive Officer following the Distribution and each of the other persons who are expected to serve as executive officers of MHCI following the Distribution who were most highly compensated and whose salary and bonus exceeded $100,000 in fiscal 1995 for services rendered to the Company during each of the three fiscal years in the three-year period ended June 3, 1995 (together, these persons are sometimes referred to as the "MHCI named executives").

                          SUMMARY COMPENSATION TABLE

                                                                 LONG TERM COMPENSATION
                                                               --------------------------
                             ANNUAL COMPENSATION     OTHER       AWARDS        PAYOUTS     ALL OTHER
                             --------------------   ANNUAL     ------------  ------------   COMPEN-
   NAME AND POSITION                                COMPEN-     OPTIONS/         LTIP       SATION
   WITH THE COMPANY     YEAR SALARY($)  BONUS($)   SATION($)    SARS(#)       PAYOUTS($)    ($)(1)
   -----------------    ---- ---------- ---------  ---------   ------------  ------------  ---------
G. A. Davenport (2).... 1995    181,432   229,040      N/A       11,292          -0-         6,140
 President, Health Care 1994    143,000   182,800      N/A       26,220          -0-         6,559
 Division               1993        N/A       N/A      N/A          N/A          N/A           N/A
J. D. Underhill (3).... 1995    138,810    72,593      N/A        1,605          -0-           -0-
 Senior Vice President, 1994        N/A       N/A      N/A          N/A          N/A           N/A
 Retail Development,    1993        N/A       N/A      N/A          N/A          N/A           N/A
 Health Care Division
G. L. Anderson (3)..... 1995    117,846    77,600      N/A        5,771          -0-           -0-
 Division Vice
  President,            1994        N/A       N/A      N/A          N/A          N/A           N/A
 Health Care Division   1993        N/A       N/A      N/A          N/A          N/A           N/A
C. L. Kolesar (3)...... 1995    115,181    57,500   17,535(4)     5,771          -0-         3,026
 Division Vice
  President,            1994        N/A       N/A      N/A          N/A          N/A           N/A
 Health Care Division   1993        N/A       N/A      N/A          N/A          N/A           N/A
K. W. Engwall (3)...... 1995     97,335    36,987      N/A          -0-          -0-         1,729
 Vice President,        1994        N/A       N/A      N/A          N/A          N/A           N/A
 Controller, Ruby       1993        N/A       N/A      N/A          N/A          N/A           N/A
 Tuesday Group

--------

(1) The amounts in this column include the following: (a) Company contributions to the Deferred Compensation Plan for 1995, 1994 and 1993, respectively: G. A. Davenport, $4,947, $3,189 and N/A;C. L. Kolesar, $1,944, N/A and N/A; and K. W. Engwall, $1,729, N/A and N/A; (b) executive group life and accidental death and dismemberment insurance plan premiums paid for 1995, 1994 and 1993:G. A. Davenport, $660, $3,161 and N/A; C. L.
    Kolesar, $505, N/A and N/A; and K. W. Engwall, $0, N/A and N/A; and (c) employee portion of split-dollar life insurance premiums paid by the Company for 1995 and 1994: G. A. Davenport, $533 and $209; and C. L. Kolesar, $577 and N/A.
(2) Mr. Davenport was elected as an executive officer of the Company effective November 1, 1993.
(3) In accordance with the executive compensation disclosure rules adopted by the SEC, the compensation of Mr. Underhill, Mr. Anderson, Ms. Kolesar and Mr. Engwall for fiscal 1994 and 1993 is not disclosed as MHCI was not a reporting company under the Exchange Act for such years and such compensation information has not been provided by the Company in prior SEC filings.

(4) Represents a one-time housing allowance related to Ms. Kolesar's relocation.

  The following table presents information regarding fiscal 1995 grants of options to purchase shares of the Company Common Stock to the MHCI named executives. The Company has no outstanding SARs and granted no SARs during fiscal 1995.

                         OPTION GRANTS IN FISCAL 1995

                                                                               POTENTIAL REALIZABLE VALUE(3) AT
                                                                                    ASSUMED ANNUAL RATES OF
                                                                           STOCK PRICE APPRECIATION FOR OPTION TERM
                                                                          -------------------------------------------------
                                        INDIVIDUAL GRANTS                          5%                       10%
                         ------------------------------------------------ -----------------------  ------------------------
                                                                                        MARKET                    MARKET
                                                                                         PRICE                     PRICE
                                        % OF TOTAL                                     REQUIRED                  REQUIRED
                                       OPTIONS/SARS  EXERCISE                         TO REALIZE                TO REALIZE
                           OPTIONS/     GRANTED TO    OR BASE                           DOLLAR                    DOLLAR
                         SARS GRANTED  EMPLOYEES IN    PRICE   EXPIRATION  DOLLAR        GAINS      DOLLAR         GAINS
NAME                        (#)(1)    FISCAL YEAR(2) ($/SHARE)    DATE    GAINS($)     ($/SHARE)   GAINS($)      ($/SHARE)
----                     ------------ -------------- --------- ---------- ----------  -----------  -----------  -----------
G. A. Davenport.........    9,360          2.82%       22.75   30-Jun-99       58,831       29.04      130,002        36.64
                            1,932          0.58%       26.75   04-Mar-00       14,279       34.14       31,552        43.08
J. D. Underhill.........    1,605          0.48%       25.75   03-Sep-99       11,418       32.86       25,232        41.47
G. L. Anderson..........    5,000          1.51%       22.63   14-Jul-99       31,254       28.88       69,064        36.44
                              771          0.23%       26.75   04-Mar-00        5,698       34.14       12,591        43.08
C. L. Kolesar...........    5,000          1.51%       24.38   18-Jan-00       33,672       31.11       74,406        39.26
                              771          0.23%       26.75   04-Mar-00        5,698       34.14       12,591        43.08
K. W. Engwall...........        0           N/A          N/A         N/A            0         N/A            0          N/A

--------

(1) The indicated options have a term of five years and were granted pursuant to the Company's Stock Incentive Plan (formerly, the 1989 Non-Qualified Stock Option Plan) or pursuant to the Company's 1993 Non-Executive Stock Incentive Plan. Those options with an exercise price of $22.75, $22.63 and $24.38 on the date of grant become exercisable after three years. All other options listed in the table above become exercisable after two years. In the event of a change in control of the Company, the Committee administering the plan may accelerate vesting, otherwise adjust the options or terminate the options. Option holders also have certain rights with respect to these options pursuant to their Change of Control Agreements. See "Contracts with Executives."

(2) Based on an aggregate of 331,405 options granted in fiscal 1995.

(3) The Potential Realizable Values are calculated as follows: [[Market Price at Grant X (1 + Stock Price Appreciation Rate)] - Exercise Price] X Number of Underlying Shares. Because these Potential Realizable Values are based on annualized compound rates of increase over a five-year term, the total potential appreciation on annual appreciation rates of 5% and 10% is 27.6% and 61.1%, respectively.

  In connection with the Distribution, all outstanding Company stock options will be replaced with stock options to purchase RTI Common Stock, MFCI Common Stock and MHCI Common Stock, as discussed in more detail under "Employee Benefits and Compensation Matters--Equity-Based Compensation Plans."

                        AGGREGATED OPTION EXERCISES IN
                    FISCAL 1995 AND FISCAL YEAR-END VALUES

  The following table presents information regarding options exercised for shares of the Company Common Stock during fiscal 1995 by the MHCI named executives and the value of unexercised options held at June 3, 1995. There were no SARs outstanding during fiscal 1995.

                                                                    VALUE OF
                                                    NUMBER OF    UNEXERCISED IN-
                                                   UNEXERCISED      THE-MONEY
                                                  OPTIONS AT FY-   OPTIONS AT
                                                      END(#)      FY-END($)(2)
                                                  -------------- ---------------
                               SHARES     VALUE
                             ACQUIRED ON REALIZED  EXERCISABLE/   EXERCISABLE/
NAME                         EXERCISE(#)  ($)(1)  UNEXERCISABLE   UNEXERCISABLE
----                         ----------- -------- -------------- ---------------
G. A. Davenport.............      -0-        -0-   5,906/54,861  64,115/216,377
J. D. Underhill.............      -0-        -0-     -0-/27,669      -0-/63,553
G. L. Anderson..............      -0-        -0-      -0-/5,771         -0-/-0-
C. L. Kolesar...............      -0-        -0-      -0-/8,359      -0-/16,606
K. W. Engwall...............    2,012     35,322   8,018/18,693   80,662/87,131

--------
(1) Value Realized is calculated as follows: [(Per Share Closing Price on date of exercise) (Per Share Exercise Price)] X Number of Shares for which the Option was Exercised.

(2) Value of Unexercised, In-the-Money Options at June 3, 1995 is calculated as follows: [(Per Share Closing Sale Price of the Company Common Stock on June 2, 1995)--(Per Share Exercise Price)] X Number of Shares Subject to Unexercised Options. The per share closing sale price of the Company Common Stock on June 2, 1995, the last trading day of fiscal 1995, was $22.25.

  In connection with the Distribution, all outstanding Company stock options will be replaced with stock options to purchase RTI Common Stock, MFCI Common Stock and MHCI Common Stock, as discussed in more detail under "Employee Benefits and Compensation Matters--Equity-Based Compensation Plan."

RETIREMENT PLAN

  MHCI named executives who were employees of the Company prior to December 31, 1987, are entitled to retirement benefits payable under the Company's Retirement Plan. See "RTI Management and Executive Compensation--Retirement Plan" for a description of the Retirement Plan and "Employee Benefits and Compensation Matters--Retirement Plan" for a description of amendments to the Retirement Plan expected to be made in connection with the Distribution and the responsibility for retirement benefits payable thereunder subsequent to the Distribution.

EXECUTIVE SUPPLEMENTAL PENSION PLAN

  Eligible MHCI named executives participate in the Company's Supplemental Plan. See "RTI Management and Executive Compensation--Executive Supplemental Pension Plan" for a description of the ESP. Years of continuing service, to the nearest year, and current remuneration covered by the ESP (base salary) for the eligible MHCI named executives are: Mr. Davenport, 21 years, $181,432; Ms. Kolesar, 16 years, $115,181; and Mr. Engwall, 11 years, $97,335.

  See "Employee Benefits and Compensation Matters--Non-Qualified Pension Plans" for information concerning the treatment of the ESP in the Distribution and the MHCI Executive Supplemental Pension Plan that is expected to be adopted by MHCI to provide substantially the same benefits to MHCI executives following the Distribution as those currently provided by the ESP to Company executives.

MANAGEMENT RETIREMENT PLAN

  Eligible MHCI named executives participate in the Company's MRP. See "RTI Management and Executive Compensation--Management Retirement Plan" for a description of the MRP. Years of credited service and salary covered by the MRP for eligible MHCI named executives are: Mr. Davenport, 21 years, $100,000; and Ms. Kolesar, 16 years, $100,000.

  See "Employee Benefits and Compensation Matters--Non-Qualified Pension Plans" for information concerning the treatment of the MRP in the Distribution and the MHCI Management Retirement Plan that is expected to be adopted by MHCI to provide substantially the same benefits to MHCI executives following the Distribution as those currently provided by the MRP to Company executives.

CONTRACTS WITH EXECUTIVES

  Each of the MHCI named executives, other than Mr. Anderson and Ms. Kolesar, has a Change of Control Agreement with the Company. See "RTI Management and Executive Compensation--Contracts with Executives" for a description of the material terms and conditions of the Change of Control Agreement. The Company estimates that its obligations to the MHCI named executives if a Change of Control had occurred and the employment termination provisions of the Change of Control Agreement were to take effect immediately would be approximately as follows: Mr. Davenport, $3,480,000; Mr. Underhill, $1,565,000; and Mr. Engwall, $839,000. THE DISTRIBUTION, THE REINCORPORATION, THE REVERSE STOCK SPLIT AND THE RELATED CHANGE IN THE COMPOSITION OF THE BOARD OF DIRECTORS OF THE COMPANY DO NOT, INDIVIDUALLY OR IN THE AGGREGATE, CONSTITUTE A CHANGE OF CONTROL OF THE COMPANY UNDER THE CHANGE OF CONTROL AGREEMENTS.

  It is expected that MHCI will enter into a Change of Control Agreement (the "MHCI Change of Control Agreement") with each of its executive officers, effective as of the Distribution Date. The terms and conditions of the MHCI Change of Control Agreement will be substantially the same as those of the Change of Control Agreement. See "RTI Management and Executive Compensation-- Contracts with Executives" for a description of the Company Change of Control Agreement.

                       DESCRIPTION OF RTI CAPITAL STOCK

  After the Distribution and the effectiveness of the Reincorporation merger, the authorized capital stock of RTI will consist of 100,000,000 shares of RTI Common Stock, $.01 par value per share, and 250,000 shares of preferred stock, $.01 par value per share (the "RTI Preferred Stock").

RTI COMMON STOCK

  The shares of RTI Common Stock to be issued in the Reincorporation merger will be legally issued, fully-paid and nonassessable. The holders of shares of RTI Common Stock are entitled to one vote per share on all matters on which stockholders are entitled or permitted to vote. The holders of shares of RTI Common Stock are entitled to receive such dividends, if any, as may be declared from time to time by the RTI Board of Directors in its discretion from funds legally available therefor after payment or provision for payment of dividends on any series of RTI Preferred Stock then outstanding. In the event of the liquidation, dissolution or winding up of RTI, holders of RTI Common Stock are entitled to share ratably in all assets remaining after payment of all debts and other liabilities of RTI and any liquidation preference of the holders of RTI Preferred Stock. Holders of RTI Common Stock have no subscription, redemption, conversion or preemptive rights.

RTI PREFERRED STOCK

  The Articles of Incorporation authorize the RTI Board of Directors to designate and issue from time to time one or more series of RTI Preferred Stock without stockholder approval. The holders of RTI Preferred Stock are entitled to receive cash dividends at the annual rate fixed and determined by the RTI Board of Directors from funds legally available therefor, and no more, before any dividend on the RTI Common Stock shall be made. In the event of the liquidation, dissolution or winding up of RTI, holders of RTI Preferred Stock shall be entitled to receive cash in an amount fixed by the Board of Directors after payment of all debts and other liabilities of RTI, plus any dividends owed on the RTI Preferred Stock, prior to any distribution to the holders of RTI Common Stock. The RTI Board of Directors may fix and determine the relative rights, preferences and privileges of each class or series of RTI Preferred Stock so issued. Because the RTI Board of Directors has the power to establish the preferences and rights of each class or series of RTI Preferred Stock, it may afford the holders of any series or classes of RTI Preferred Stock preferences, powers and rights with respect to voting, liquidation or other matters, senior to the rights of holders of RTI Common Stock.

RTI SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

  The RTI Board of Directors has established a series of RTI Preferred Stock designated "Series A Junior Participating Preferred Stock" ("RTI Series A Preferred Stock") consisting of 50,000 authorized shares. The shares of RTI Series A Preferred Stock will be reserved for issuance upon the exercise of RTI Rights under the RTI Rights Plan described below. See "--RTI Rights Plan" below.

RTI RIGHTS PLAN

  The Company currently has a stockholders rights plan (the "Company Rights Plan") pursuant to which the Board of Directors of the Company declared a dividend of one preferred share purchase right (a "Company Right") for each outstanding share of Company Common Stock to its stockholders of record on April 10, 1987. Each Company Right, as adjusted for stock splits subsequent to April 10, 1987, entitles the registered holder thereof to purchase from the Company one third of one one-thousandth of a share of Series A Junior Participating Preferred Stock of the Company at a price of $75 per one one-thousandth of a share. The Company Rights are set forth in a Rights Agreement between the Company and AmSouth Bank of Alabama as the Company Rights Agent (the "Company Rights Agreement"). The Company Rights are attached to all Company Common Stock certificates outstanding, and no separate certificates representing Company Rights have been distributed.

  Upon the effectiveness of the Reincorporation merger, the Company Rights will automatically be converted into rights to purchase shares of RTI Series A Preferred Stock (the "RTI Rights"). The Company Rights

Agreement by its own terms will become the Rights Agreement of the corporation surviving the Reincorporation merger (the "RTI Rights Agreement"). The Company Rights Plan as in effect following the Reincorporation and the Reverse Stock Split is hereinafter referred to as the "RTI Rights Plan."

  The RTI Rights will attach initially to all RTI Common Stock certificates issued in the Reincorporation merger and no separate certificates representing RTI Rights will be distributed following the Reincorporation.

  Each RTI Right, as adjusted for the Reverse Stock Split, will entitle the registered holder thereof to purchase from RTI two thirds of one one-thousandth of a share of RTI Series A Preferred Stock at a price of $75 per one one-thousandth of a share (the "RTI Rights Purchase Price"), subject to adjustment. The RTI Rights will be exercisable upon the earlier to occur of
(i) ten (10) days (or such later date as may be determined by action of a majority of the RTI Continuing Directors (hereinafter defined)) following a public announcement that a person or group of affiliated or associated persons ("RTI Acquiring Person") have acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding shares of RTI Common Stock, or (ii) ten (10) days (or such later date as may be determined by action of a majority of the RTI Continuing Directors) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a person or group of 30% or more of such outstanding shares of RTI Common Stock (the earlier of such dates being called the "RTI Rights Distribution Date").

  The RTI Rights Agreement provides that until the RTI Rights Distribution Date, the RTI Rights will be transferred with, and only with, the shares of RTI Common Stock. Until the RTI Rights Distribution Date (or earlier redemption or expiration of the RTI Rights), RTI Common Stock certificates issued in the Reincorporation merger or thereafter upon transfer or new issuance of shares of RTI Common Stock will contain a notation incorporating the RTI Rights Agreement by reference. Until the RTI Rights Distribution Date (or earlier redemption or expiration of the RTI Rights), the transfer of any certificates for shares of RTI Common Stock will also constitute the transfer of the RTI Rights associated with the shares of RTI Common Stock represented by such certificate. As soon as practicable following the RTI Rights Distribution Date, separate certificates evidencing the RTI Rights ("RTI Rights Certificates") will be mailed to holders of record of RTI Common Stock as of the close of business on the RTI Rights Distribution Date and such separate RTI Rights Certificates alone will evidence the RTI Rights.

  The RTI Rights will not be exercisable until the RTI Rights Distribution Date. The RTI Rights will expire on April 9, 1997, unless the expiration date is extended or unless the RTI Rights are earlier redeemed by RTI, in each case, as described below.

  The RTI Rights Purchase Price, and the number of shares of RTI Series A Preferred Stock or other securities or property issuable upon exercise of the RTI Rights, will be subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the RTI Series A Preferred Stock, (ii) upon the grant to holders of the shares of RTI Series A Preferred Stock of certain rights or warrants to subscribe for or purchase shares of RTI Series A Preferred Stock at a price, or securities convertible into RTI Series A Preferred Stock with a conversion price, less than the then current market price of the RTI Series A Preferred Stock or (iii) upon the distribution to holders of the shares of RTI Series A Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in RTI Series A Preferred Stock) or of subscription rights or warrants (other than those referred to above).

  The number of outstanding RTI Rights and the number of one one-thousandths of a share of RTI Series A Preferred Stock issuable upon exercise of each RTI Right will also be subject to adjustment in the event of a stock split of the shares of RTI Common Stock or a stock dividend on the RTI Common Stock payable in shares of RTI Common Stock or subdivisions, consolidations or combinations of the shares of RTI Common Stock occurring, in any such case, prior to the RTI Rights Distribution Date.

  Each share of RTI Series A Preferred Stock will be entitled to a minimum preferential quarterly dividend payment of $100 per share but will be entitled to an aggregate dividend of 1,000 times the dividend declared per share of RTI Common Stock. In the event of liquidation, the holders of the shares of RTI Series A Preferred Stock will be entitled to a minimum preferential liquidation payment of $1,000 per share but will be entitled to an aggregate payment of 1,000 times the payment made per share of RTI Common Stock. Each share of RTI Series A Preferred Stock will have 1,000 votes (and each one one-thousandth of a share of RTI Series A Preferred Stock will have one vote), voting together with the shares of RTI Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of RTI Common Stock are exchanged, each share of RTI Series A Preferred Stock will be entitled to receive 1,000 times the consideration received per share of RTI Common Stock. These rights will be protected by customary antidilution provisions.

  In the event that RTI is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a RTI Right, other than RTI Rights that are beneficially owned by the RTI Acquiring Person or transferee thereof, will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the RTI Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the RTI Right. In the event that RTI is the surviving corporation in a merger and the shares of RTI Common Stock are not changed or exchanged, or in the event that a RTI Acquiring Person engages in one of a number of self-dealing transactions specified in the RTI Rights Agreement, or acquires 50% of the outstanding voting stock of RTI, proper provision will be made so that each holder of a RTI Right, other than RTI Rights that are beneficially owned by the RTI Acquiring Person or transferee thereof, will thereafter have the right to receive upon exercise that number of shares of RTI Common Stock having a market value of two times the then current exercise price of the RTI Right.

  With certain exceptions, no adjustment in the RTI Rights Purchase Price will be required until cumulative adjustments equal at least 1% in such RTI Rights Purchase Price. No fractional shares of RTI Series A Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of RTI Series A Preferred Stock, which may, at the election of RTI, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the shares of RTI Series A Preferred Stock on the last trading day prior to the date of exercise.

  At any time prior to the RTI Rights Distribution Date, the RTI Board of Directors may redeem the RTI Rights in whole, but not in part, at a price, as adjusted for the Reverse Stock Split, of one third of one cent ($.0033) per RTI Right (the "RTI Redemption Price"). At any time thereafter, the RTI Continuing Directors may redeem the RTI Rights, in whole, but not in part, at the RTI Redemption Price. Immediately upon the action of the RTI Board of Directors or RTI Continuing Directors, as the case may be, ordering redemption of the RTI Rights, the right to exercise the RTI Rights will terminate and the only right of the holders of RTI Rights will be to receive the RTI Redemption Price. As used herein, the term "RTI Continuing Director" shall mean any individual who was a director prior to the RTI Rights Distribution Date, and who remains a director after the RTI Rights Distribution Date.

  The terms of the RTI Rights may be amended by the RTI Board of Directors without the consent of the holders of the RTI Rights, including an amendment to extend the expiration date of the RTI Rights provided at the time of such amendment there is no RTI Acquiring Person, and if there is at such time a RTI Acquiring Person, by the RTI Continuing Directors, to extend the period during which the RTI Rights may be redeemed, except that no such amendment may adversely affect the interests of the holders of the RTI Rights (other than the RTI Acquiring Person).

  Until a RTI Right is exercised, the holder thereof, as such, will have no rights as a stockholder of RTI, including, without limitation, the right to vote or to receive dividends.

CERTAIN EFFECTS OF THE RTI RIGHTS PLAN

  The RTI Rights Plan is designed to protect stockholders of RTI in the event of unsolicited offers to acquire RTI or other coercive takeover tactics which, in the opinion of the RTI Board of Directors, could impair its ability to fairly represent stockholder interests. The provisions of the RTI Rights Plan may render an unsolicited takeover of RTI more difficult or less likely to occur or might prevent such a takeover, even though such takeover may offer RTI stockholders the opportunity to sell their stock at a price above the prevailing market rate and may be favored by a majority of the stockholders of RTI.

PROVISIONS OF RTI ARTICLES OF INCORPORATION AFFECTING CHANGE IN CONTROL

  General. Certain provisions of the RTI Articles of Incorporation may delay or make more difficult unsolicited acquisitions or changes of control of RTI. These provisions are included in the Articles of Incorporation in order to better enable RTI to develop its business in a manner that will foster its long-term growth without disruption caused by the threat of a takeover which the Board of Directors does not deem to be in the best interests of RTI and its stockholders. See also "RTI Rights Plan." These provisions include (i) staggered terms for directors, (ii) directors having the right to remove directors for cause and to fill vacancies, (iii) directors having the right to amend the Bylaws, (iv) super-majority vote of stockholders needed to amend provisions of the Articles of Incorporation dealing with the Board of Directors, and (v) super-majority vote of stockholders needed for certain business combinations.

  Authorized but Unissued Capital Stock. The RTI Articles of Incorporation authorize the issuance of 100,000,000 shares of RTI Common Stock and 250,000 shares of RTI Preferred Stock; however, based on the number of shares of Company Common Stock outstanding as of January 17, 1996, only 17,497,802 shares of RTI Common Stock will be issued and outstanding following the Distribution and the Reincorporation. The existence of a large number of authorized but unissued shares may enable the Board of Directors of RTI to issue shares to persons who are friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of RTI by means of a tender offer, proxy contest or otherwise, and thereby protect the continuity of RTI's management, as well as possibly deprive the RTI stockholders of opportunities to sell their shares of RTI Common Stock at prices higher than prevailing market prices.

  Number and Election of Directors; Removal; Vacancies. The RTI Articles of Incorporation provide that the RTI Board of Directors shall consist of not less than three and not more than twelve members, with the exact number of directors fixed from time to time by resolution of a majority of the Board of Directors or by a vote of at least 80% of the stockholders entitled to vote on the election of Directors, which Board shall be divided into three classes with staggered three-year terms. RTI Directors may be removed only for cause and only upon the vote of at least 80% of the voting power of all of the outstanding shares of RTI Common Stock and any series of RTI Preferred Stock entitled to vote on the matter, voting together as a single class. Any vacancy on the Board of Directors caused by such a removal, or by death, disability or otherwise, shall be filled by the vote of a majority of Directors remaining in office at such time. These provisions render it more difficult to change the composition of the RTI Board of Directors, which may discourage an attempt by a person or group to obtain control of RTI.

  Nomination of Directors. The RTI Articles of Incorporation provide that nominations for the election of directors may be made by the Board of Directors or any committee appointed by the Board of Directors, or by any stockholder of RTI entitled to vote on the election of directors; provided, however, that any stockholder entitled to vote on the election of directors may nominate one or more persons for election as directors only if written notice of such stockholder's intent to make such nominations is given to the Secretary of RTI in accordance with the terms of the Articles of Incorporation at least 90 days prior to an election held at an annual meeting, or within seven days of receipt of notice of an election to be held at a special meeting.

  Amendment to Bylaws. The RTI Articles of Incorporation provide that the Board of Directors shall have the right to amend the Bylaws of RTI, and shall have the right to establish the rights, powers and duties of the Board of Directors, including without limitation, to establish the vote required for any action, including the

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

election of directors. In addition, the Articles of Incorporation prevent the stockholders of RTI from adopting any Bylaw which would impair the implementation of the foregoing provision.

  Amendment to Articles of Incorporation. The Articles of Incorporation of RTI provide that any amendment to Article VII of such Articles, which deals with the rights, powers and duties of the Board of Directors of RTI, will require the vote of at least 80% of the stockholders entitled to vote thereon; provided that such 80% stockholder voting requirements will not apply in the event such amendment is recommended by at least 80% of the members of the RTI Board of Directors.

  Stockholder Vote on Business Combination. The RTI Articles of Incorporation will require that, in addition to any affirmative vote required by law, the Articles of Incorporation or the Bylaws, the affirmative vote of the holders of at least 80% of the voting power of the outstanding shares of RTI Common Stock and any series of RTI Preferred Stock entitled to vote on the matter presented, voting together as a single class, will be required to approve certain business combinations and other transactions involving an Interested Stockholder (as defined below) unless the proposal either (i) satisfies certain fair price and procedural requirements or (ii) receives the approval of 80% of the directors not affiliated with the Interested Stockholder. An "Interested Stockholder" is a stockholder who (i) beneficially owns 10% or more of the capital stock entitled to vote ("Voting Stock"); (ii) is an "affiliate" or "associate" (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act) of RTI who at any time within two years prior to the date in question beneficially owned 10% or more of the Voting Stock; or (iii) is an assignee of or has otherwise succeeded to any shares of capital stock of RTI that were beneficially owned by an Interested Stockholder within two years prior to the date in question. The affirmative vote of the holders of not less than 80% of the votes entitled to be cast by the holders of the outstanding Voting Stock, voting together as a single class, is required to amend or repeal the foregoing voting requirement unless the amendment or repeal is recommended by at least 80% of the members of the RTI Board of Directors. The voting requirement described above may discourage or make more difficult a change in control of RTI.

                       DESCRIPTION OF MFCI CAPITAL STOCK

  After the Distribution, the authorized capital stock of MFCI will consist of 100,000,000 shares of MFCI Common Stock, $.01 par value per share, and 250,000 shares of preferred stock, $.01 par value per share (the "MFCI Preferred Stock").

MFCI COMMON STOCK

  The shares of MFCI Common Stock to be issued in the Distribution will be legally issued, fully paid and nonassessable. The holders of shares of MFCI Common Stock are entitled to one vote per share on all matters on which stockholders are entitled or permitted to vote. The holders of shares of MFCI Common Stock are entitled to receive such dividends, if any, as may be declared from time to time by the MFCI Board of Directors in its discretion from funds legally available therefor after payment or provision for payment of dividends on any series of MFCI Preferred Stock then outstanding. In the event of the liquidation, dissolution or winding up of MFCI, holders of MFCI Common Stock are entitled to share ratably in all assets remaining after payment of all debts and other liabilities of MFCI and any liquidation preference of the holders of MFCI Preferred Stock. Holders of MFCI Common Stock have no subscription, redemption, conversion or preemptive rights.

MFCI PREFERRED STOCK

  The Articles of Incorporation authorize the MFCI Board of Directors to designate and issue from time to time one or more series of MFCI Preferred Stock without stockholder approval. The holders of MFCI Preferred Stock are entitled to receive cash dividends at the annual rate fixed and determined by the MFCI Board of Directors from funds legally available therefor, and no more, before any dividend on the MFCI Common Stock shall be made. In the event of the liquidation, dissolution or winding up of MFCI, holders of MFCI Preferred Stock shall be entitled to receive cash in an amount fixed by the Board of Directors after payment of all debts and other liabilities of MFCI, plus any dividends owed on the MFCI Preferred Stock, prior to any distribution to the holders of MFCI Common Stock. The MFCI Board of Directors may fix and determine the relative rights,

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

preferences and privileges of each class or series of MFCI Preferred Stock so issued. Because the MFCI Board of Directors has the power to establish the preferences and rights of each class or series of MFCI Preferred Stock, it may afford the holders of any series or classes of MFCI Preferred Stock preferences, powers and rights, with respect to voting, liquidation or other matters, senior to the rights of holders of MFCI Common Stock.

MFCI SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

  The MFCI Board of Directors has established a series of MFCI Preferred Stock designated "Series A Junior Participating Preferred Stock" ("MFCI Series A Preferred Stock") consisting of 50,000 authorized shares. The shares of MFCI Series A Preferred Stock will be reserved for issuance upon the exercise of MFCI Rights under the MFCI Rights Plan described below. See "--MFCI Rights Plan" below.

MFCI RIGHTS PLAN

  It is anticipated that the MFCI Board of Directors will declare a dividend of one preferred share purchase right ("MFCI Right") for each outstanding share of MFCI Common Stock effective on or prior to the Distribution Date. Each MFCI Right will entitle the registered holder to purchase from MFCI one one-thousandth of a share of MFCI Series A Preferred Stock at a price to be determined (which price will be substantially above the expected trading value of MFCI) (the "MFCI Rights Purchase Price"), subject to adjustment. The terms of the MFCI Rights will be set forth in a Rights Agreement (the "MFCI Rights Agreement") between MFCI and AmSouth Bank of Alabama, as MFCI Rights Agent. The MFCI Rights will attach initially to all MFCI Common Stock certificates issued in the Distribution and no separate certificates representing MFCI Rights will be distributed. The MFCI Rights will be exercisable upon the earlier to occur of (i) ten (10) days (or such later date as may be determined by action of a majority of the MFCI Continuing Directors (as hereinafter defined)) following a public announcement that a person or group of affiliated or associated persons ("MFCI Acquiring Person") have acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding shares of MFCI Common Stock or (ii) ten (10) days (or such later date as may be determined by action of a majority of the MFCI Continuing Directors) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a person or group of 30% or more of such outstanding shares of MFCI Common Stock (the earlier of such dates being called the "MFCI Rights Distribution Date").

  The MFCI Rights Agreement will provide that until the MFCI Rights Distribution Date, the MFCI Rights will be transferred with and only with the shares of MFCI Common Stock. Until the MFCI Rights Distribution Date (or earlier redemption or expiration of the MFCI Rights), MFCI Common Stock certificates issued in the Distribution or thereafter upon transfer or new issuance of shares of MFCI Common Stock will contain a notation incorporating the MFCI Rights Agreement by reference. Until the MFCI Rights Distribution Date (or earlier redemption or expiration of the MFCI Rights), the transfer of any certificates for shares of MFCI Common Stock will also constitute the transfer of the MFCI Rights associated with the shares of MFCI Common Stock represented by such certificate. As soon as practicable following the MFCI Rights Distribution Date, separate certificates evidencing the MFCI Rights ("MFCI Rights Certificates") will be mailed to holders of record of MFCI Common Stock as of the close of business on the MFCI Rights Distribution Date and such separate MFCI Rights Certificates alone will evidence the MFCI Rights.

  The MFCI Rights will not be exercisable until the MFCI Rights Distribution Date. The MFCI Rights will expire March 1, 2006 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the MFCI Rights are earlier redeemed by MFCI, in each case, as described below.

  The MFCI Rights Purchase Price, and the number of shares of MFCI Series A Preferred Stock or other securities or property issuable upon exercise of the MFCI Rights, will be subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the MFCI Series A Preferred Stock, (ii) upon the grant to holders of the shares of MFCI Series A Preferred Stock of certain rights or warrants to subscribe for or purchase shares of MFCI Series A Preferred Stock at a price, or securities convertible into MFCI Series A Preferred Stock with a conversion price, less than the then current market price of the MFCI Series A Preferred Stock or (iii) upon the distribution to holders of the shares of MFCI Series A Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in MFCI Series A Preferred Stock) or of subscription rights or warrants (other than those referred to above).

  The number of outstanding MFCI Rights and the number of one one-thousandths of a share of MFCI Series A Preferred Stock issuable upon exercise of each MFCI Right will also be subject to adjustment in the event of a stock split of the shares of MFCI Common Stock or a stock dividend on the MFCI Common Stock payable in shares of MFCI Common Stock or subdivisions, consolidations or combinations of the shares of MFCI Common Stock occurring, in any such case, prior to the MFCI Rights Distribution Date.

  Each share of MFCI Series A Preferred Stock will be entitled to a minimum preferential quarterly dividend payment of $100 per share but will be entitled to an aggregate dividend of 1,000 times the dividend declared per share of MFCI Common Stock. In the event of liquidation, the holders of the shares of MFCI Series A Preferred Stock will be entitled to a minimum preferential liquidation payment of $1,000 per share but will be entitled to an aggregate payment of 1,000 times the payment made per share of MFCI Common Stock. Each share of MFCI Series A Preferred Stock will have 1,000 votes (and each one one-thousandth of a share of MFCI Series A Preferred Stock will have one vote), voting together with the shares of MFCI Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of MFCI Common Stock are exchanged, each share of MFCI Series A Preferred Stock will be entitled to receive 1,000 times the consideration received per share of MFCI Common Stock. These rights will be protected by customary antidilution provisions.

  In the event that MFCI is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a MFCI Right, other than MFCI Rights that are beneficially owned by the MFCI Acquiring Person or transferee thereof, will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the MFCI Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the MFCI Right. In the event that MFCI is the surviving corporation in a merger and the shares of MFCI Common Stock are not changed or exchanged, or in the event that a MFCI Acquiring Person engages in one of a number of self-dealing transactions specified in the MFCI Rights Agreement, or acquires 50% of the outstanding voting stock of MFCI, proper provision will be made so that each holder of a MFCI Right, other than MFCI Rights that are beneficially owned by the MFCI Acquiring Person or transferee thereof, will thereafter have the right to receive upon exercise that number of shares of MFCI Common Stock having a market value of two times the then current exercise price of the MFCI Right.

  With certain exceptions, no adjustment in the MFCI Rights Purchase Price will be required until cumulative adjustments result in an adjustment of at least 1% in such MFCI Rights Purchase Price. No fractional shares of MFCI Series A Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of MFCI Series A Preferred Stock, which may, at the election of MFCI, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the shares of MFCI Series A Preferred Stock on the last trading day prior to the date of exercise.

  At any time prior to the MFCI Rights Distribution Date, the MFCI Board of Directors may redeem the MFCI Rights in whole, but not in part, at a price of one half cent ($.005) per MFCI Right (the "MFCI Redemption Price"). At any time thereafter, the MFCI Continuing Directors may redeem the MFCI Rights, in whole, but not in part, at the MFCI Redemption Price. Immediately upon the action of the MFCI Board of Directors or MFCI Continuing Directors, as the case may be, ordering redemption of the MFCI Rights, the right to exercise the MFCI Rights will terminate and the only right of the holders of MFCI Rights will be to receive the MFCI Redemption Price. As used herein, the term "MFCI Continuing Director" shall mean any individual who was a director prior to the MFCI Rights Distribution Date, and who remains a Director after the MFCI Rights Distribution Date.

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


  The terms of the MFCI Rights may be amended by the MFCI Board of Directors without the consent of the holders of the MFCI Rights at such time as there is no MFCI Acquiring Person in any respect and at such time as there is a MFCI Acquiring Person, by the MFCI Continuing Directors, except that no such amendment following such time as there is a MFCI Acquiring Person may adversely affect the interests of the holders of the MFCI Rights (other than the MFCI Acquiring Person).

  Until a MFCI Right is exercised, the holder thereof, as such, will have no rights as a stockholder of MFCI, including, without limitation, the right to vote or to receive dividends.

  A copy of the MFCI Rights Agreement will be filed as an exhibit to the Registration Statement on Form 10 to be filed by MFCI to register the MFCI Common Stock and the MFCI Rights under the Exchange Act. Unless the context otherwise requires, references herein to MFCI Common Stock include the related MFCI Rights.

CERTAIN EFFECTS OF THE MFCI RIGHTS PLAN

  The MFCI Rights Plan is designed to protect stockholders of MFCI in the event of unsolicited offers to acquire MFCI or other coercive takeover tactics which, in the opinion of the MFCI Board of Directors, could impair its ability to fairly represent stockholder interests. The provisions of the MFCI Rights Plan may render an unsolicited takeover of MFCI more difficult or less likely to occur or might prevent such a takeover, even though such takeover may offer MFCI stockholders the opportunity to sell their stock at a price above the prevailing market rate and may be favored by a majority of the stockholders of MFCI.

PROVISIONS OF MFCI ARTICLES OF INCORPORATION AFFECTING CHANGE IN CONTROL

  The MFCI Articles of Incorporation contain the same provisions that may affect change of control as the RTI Articles of Incorporation. See "Description of RTI Capital Stock--Provisions of RTI Articles of Incorporation Affecting Change in Control."

                       DESCRIPTION OF MHCI CAPITAL STOCK

  After the Distribution, the authorized capital stock of MHCI will consist of 100,000,000 shares of MHCI Common Stock, $.01 par value per share, and 250,000 shares of preferred stock, $.01 par value per share (the "MHCI Preferred Stock").

MHCI COMMON STOCK

  The shares of MHCI Common Stock to be issued in the Distribution will be legally issued, fully-paid and nonassessable. The holders of shares of MHCI Common Stock are entitled to one vote per share on all matters on which stockholders are entitled or permitted to vote. The holders of shares of MHCI Common Stock are entitled to receive such dividends, if any, as may be declared from time to time by the MHCI Board of Directors in its discretion from funds legally available therefor after payment or provision for payment of dividends on any series of MHCI Preferred Stock then outstanding. In the event of the liquidation, dissolution or winding up of MHCI, holders of MHCI Common Stock are entitled to share ratably in all assets remaining after payment of all debts and other liabilities of MHCI and any liquidation preference of the holders of MHCI Preferred Stock. Holders of MHCI Common Stock have no subscription, redemption, conversion or preemptive rights.

MHCI PREFERRED STOCK

  The Articles of Incorporation authorize the MHCI Board of Directors to designate and issue from time to time one or more series of MHCI Preferred Stock without stockholder approval. The holders of MHCI Preferred Stock are entitled to receive cash dividends at the annual rate fixed and determined by the MHCI Board of Directors from funds legally available therefor, and no more, before any dividend on the MHCI Common Stock shall be made. In the event of the liquidation, dissolution or winding up of MHCI, holders of MHCI Preferred

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


Stock shall be entitled to receive cash in an amount fixed by the Board of Directors after payment of all debts and other liabilities of MHCI, plus any dividends owed on the MHCI Preferred Stock, prior to any distribution to the holders of MHCI Common Stock. The MHCI Board of Directors may fix and determine the relative rights, preferences and privileges of each class or series of MHCI Preferred Stock so issued. Because the MHCI Board of Directors has the power to establish the preferences and rights of each class or series of MHCI Preferred Stock, it may afford the holders of any series or classes of MHCI Preferred Stock preferences, powers and rights, with respect to voting, liquidation or other matters, senior to the rights of holders of MHCI Common Stock.

MHCI SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

  The MHCI Board of Directors has established a series of MHCI Preferred Stock designated "Series A Junior Participating Preferred Stock" ("MHCI Series A Preferred Stock") consisting of 50,000 authorized shares. The shares of MHCI Series A Preferred Stock will be reserved for issuance upon the exercise of MHCI Rights under the MHCI Rights Plan described below. See "--MHCI Rights Plan" below.

MHCI RIGHTS PLAN

  It is anticipated that the MHCI Board of Directors will declare a dividend of one preferred share purchase right ("MHCI Right") for each outstanding share of MHCI Common Stock effective on or prior to the Distribution Date. Each MHCI Right will entitle the registered holder to purchase from MHCI one one-thousandth of a share of MHCI Series A Preferred Stock at a price to be determined (which price will be substantially above the expected trading value of MHCI) (the "MHCI Rights Purchase Price"), subject to adjustment. The description and terms of the MHCI Rights will be set forth in a Rights Agreement (the "MHCI Rights Agreement") between MHCI and AmSouth Bank of Alabama, as MHCI Rights Agent. The terms of the MHCI Plan will be identical to the terms of the MFCI Rights Plan except for such terms as will relate to the MHCI Rights and the MHCI Series A Preferred Stock. See "Description of MFCI Capital Stock--MFCI Rights Plan."

CERTAIN EFFECTS OF THE MHCI RIGHTS PLAN

  The MHCI Rights Plan is designed to protect stockholders of MHCI in the event of unsolicited offers to acquire MHCI and other coercive takeover tactics which, in the opinion of the MHCI Board of Directors, could impair its ability to fairly represent stockholder interests. The provisions of the MHCI Rights Plan may render an unsolicited takeover of MHCI more difficult or less likely to occur or might prevent such a takeover, even though such takeover may offer MHCI stockholders the opportunity to sell their stock at a price above the prevailing market rate and may be favored by a majority of the stockholders of MHCI.

PROVISIONS OF MHCI ARTICLES OF INCORPORATION AFFECTING CHANGE OF CONTROL

  The MHCI Articles of Incorporation contain the same provisions that may affect change of control as the RTI Articles of Incorporation. See "Description of RTI Capital Stock--Provisions of RTI Articles of Incorporation Affecting Change of Control."

                       COMPARISON OF STOCKHOLDERS RIGHTS

  Corporate Case Law. It is generally recognized that Delaware has the most extensive, progressive and well-defined body of corporate case law in the United States. Because many corporations are incorporated in Delaware, the Delaware judiciary has acquired considerable expertise in dealing with corporate issues and a substantial number of decisions have been rendered construing Delaware law and establishing public policies for Delaware corporations. Although Georgia courts have also rendered many decisions in the area of corporate law, these cases are not litigated so frequently in Georgia as they are in Delaware. Consequently, if the Company was to remain a Delaware corporation, and it was to reorganize by creating two new Delaware corporations, each such corporation would have the benefit of a more established and refined body of case law interpreting the DGCL (including corporate control issues) than exists for the GBCC, and, in many instances there could be

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

greater predictability with respect to the legal affairs of such corporations as Delaware corporations rather than as Georgia corporations.

  General Quorum and Voting Requirements. The DGCL allows a corporation's certificate of incorporation or bylaws to specify the number of shares and/or the amount of other securities having voting power, the holders of which shall be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but the DGCL requires the quorum to consist of at least one-third of the shares entitled to a vote at the meeting. Absent such specification in the certificate of incorporation or bylaws of a corporation, (i) a majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum at a stockholders' meeting, and (ii) where a separate vote by class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, constitutes a quorum entitled to take action with respect to a vote on that matter. The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote will constitute stockholder approval, except that directors will be elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote.

  The Company's Bylaws provide that a majority of the shares outstanding and entitled to vote, present in person or by proxy, will constitute a quorum and, unless a different vote is required by the DGCL, the Company's Certificate of Incorporation or another Bylaw provision, a majority of the shares entitled to vote and present thereat will be required to approve any matter brought before the stockholders.

  According to the GBCC, unless a corporation's articles of incorporation or the GBCC provides otherwise, a majority of the votes entitled to be cast on a particular matter by a voting group constitutes a quorum of that voting group for action on that matter. The articles of incorporation or a bylaw adopted according to the GBCC may provide for a greater or lesser quorum (but not less than one-third of the votes entitled to be cast) or a greater voting requirement for stockholders (or voting groups of stockholders) than is provided for in the GBCC; however, an amendment to the articles of incorporation or bylaws that changes or deletes a greater quorum or voting requirement must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements prescribed in the provision being amended. Unless the articles of incorporation or a bylaw adopted by the stockholders or the GBCC requires a greater number of affirmative votes, action on a matter (other than the election of directors) will be approved if the votes cast favoring the action exceed the votes cast opposing the action. Directors are elected by a plurality of the votes cast by the shares entitled to vote unless the articles of incorporation provide otherwise.

  The Bylaws of each of RTI, MFCI and MHCI will provide that a majority of the shares outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum, and that the affirmative vote of a majority of the shares present and entitled to vote will be required to approve any matters unless state corporate law, the corporation's Articles of Incorporation or another Bylaw provision requires a different vote.

  Vote Required for Certain Transactions. Under the DGCL, a merger, consolidation or sale of all or substantially all of a corporation's assets generally must be approved by the stockholders of each constituent corporation by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on the transaction. Stockholders of the surviving corporation need not approve a merger if: (i) the corporation's certificate of incorporation will not be amended as a result of the merger; (ii) each share of the corporation's stock outstanding immediately prior to the effective date of the merger will be an identical outstanding or treasury share of the corporation after the effective date of the merger; and (iii) either no shares of the corporation's common stock and no securities convertible into such stock will be issued pursuant to the merger or the authorized unissued shares or treasury shares of the corporation's common stock to be issued pursuant to the merger plus those initially issuable upon conversion of any other securities to be issued in the merger do not exceed 20% of the shares of the corporation's common stock outstanding immediately prior to the effective date of the merger.

  In connection with the approval of proposed mergers and share exchanges, the GBCC generally requires the affirmative vote of a majority of all votes entitled to be cast on the plan for such transaction by all shares entitled to vote on the plan, voting as a single group, and the affirmative vote of a majority of the votes entitled to be cast by holders of shares of each voting group entitled to vote as a group under the corporation's articles of incorporation. The sale of all or substantially all of the assets of a corporation must be approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter, regardless of voting groups. Stockholders of the surviving corporation need not approve a merger if the number and kind of shares outstanding immediately after the merger, plus the number and kind of shares issuable as a result of the merger, do not exceed the total number and kind of shares of the surviving corporation authorized by its articles of incorporation immediately before the merger.

  Both the DGCL and the GBCC permit corporations to require higher votes for approval of the transactions described above in their charters or bylaws. The Certificate of Incorporation of the Company requires super-majority votes for certain business combinations. See "--Business Combination Provisions" and "-- Fair Price Provisions" below.

  Stockholder Action Without a Meeting. Under the DGCL, unless a corporation's certificate of incorporation provides otherwise, any action which may be taken at a meeting of the stockholders of a corporation may be taken without a meeting by the execution of a written consent by the holders of outstanding stock having not less than the minimum amount of votes necessary to take such action at a meeting where all stockholders entitled to vote on such action are present. The Certificate of Incorporation of the Company, however, requires that the stockholders of the Company may only take action without a meeting through a consent in writing if such written consent action is signed by all of the holders of the stock entitled to vote on such action.

  Under the GBCC, unless a corporation's articles of incorporation provide otherwise, any action which may be taken at a meeting of the stockholders of a corporation may be taken without a meeting if such action is taken by all of the stockholders entitled to vote on such action executing a written consent action.

  The Articles of Incorporation of each of RTI, MFCI and MHCI will not contain a provision allowing stockholder action by less than unanimous written consent.

  Business Combination Provisions. The Company's Certificate of Incorporation requires the affirmative vote of 80% of its voting stock to approve (i) a merger or consolidation with an Interested Stockholder (as defined below),
(ii) a sale, lease, exchange, pledge or other disposition of 25% or more of the Company's assets or securities with or to an Interested Stockholder, (iii) liquidation or dissolution of the Company by or on behalf of an Interested Stockholder, or (iv) any reclassification of securities, recapitalization, or other transaction which increases an Interested Stockholder's proportionate share of securities of the Company or of a subsidiary of the Company, unless the proposal either (a) satisfies certain fair price and procedural requirements or (b) receives the approval of 80% of the directors not affiliated with the Interested Stockholder. An "Interested Stockholder" is a stockholder who (i) beneficially owns 10% or more of the capital stock entitled to vote ("Voting Stock"); (ii) is an "affiliate" or "associate" (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act) of the Company who at any time within two years prior to the date in question beneficially owned 10% or more of the Voting Stock; or (iii) is an assignee of or has otherwise succeeded to any shares of capital stock of the Company that were beneficially owned by an Interested Stockholder within two years prior to the date in question.

  These provisions in the Company's Certificate of Incorporation were adopted in 1987, prior to the effective date of Section 203 of the DGCL, which is described below. A Delaware corporation may "opt out" of the requirements of
Section 203 if a majority of the outstanding shares entitled to vote adopt an amendment to the corporation's certificate of incorporation or bylaws expressly electing not to be governed by Section 203. Because the Company has not "opted out" of Section 203, it is governed by its provisions in addition to the business combination provisions contained in its Certificate of Incorporation.

  Section 203 of the DGCL prohibits a corporation that does not opt out of its provisions from entering into certain business combination transactions with any "interested stockholder" (generally defined as any person, other than the corporation or any majority-owned subsidiary, beneficially owning at least 15% of the voting stock of the corporation) for a period of three years from the time such stockholder becomes an "interested stockholder" unless certain super-majority votes are obtained. The prohibition will not apply if (i) the board of directors has approved either the proposed business combination or the transaction resulting in interested stockholder status prior to the date on which the interested stockholder became an interested stockholder (the "Determination Date"); (ii) the interested stockholder obtains at least 85% of the shares not held by such stockholder, the corporation or an affiliate of the corporation in a single transaction; or (iii) the interested stockholder obtains the approval of two-thirds of the shares outstanding that are not held by the interested stockholder.

  Unlike the Delaware provisions, the provisions of the GBCC regarding transactions with "interested stockholders" do not apply to a Georgia corporation unless it has affirmatively elected in its bylaws to be governed by them. The provisions of the GBCC concerning "Business Combinations with Interested Stockholders" (the "Business Combination Provisions"), also require certain super-majority votes for transactions with any "interested stockholders" (generally defined as any person, other than the corporation or any subsidiary, beneficially owning at least 10% of the voting stock of the corporation). Repeal or amendment of such a bylaw must be approved by at least two-thirds of the directors who are not affiliates of the interested stockholder and by a majority of the votes entitled to be cast by the holders of shares not beneficially owned by the interested stockholder.

  The GBCC's Business Combination Provisions generally prohibit Georgia corporations from entering into certain business combination transactions with any interested stockholder for a period of five years from the time such stockholder becomes an interested stockholder unless: (i) the corporation's board of directors has approved the business combination or the transaction resulting in interested stockholder status prior to the Determination Date;
(ii) the interested stockholder acquires 90% or more of the outstanding voting stock of the corporation (excluding "affiliated shares" held by affiliates, subsidiaries or benefit plans) as part of the transaction in which it becomes an interested stockholder; or (iii) after the Determination Date, the interested stockholder acquires 90% or more of the outstanding voting stock of the corporation (excluding affiliated shares) and a majority of the remaining outstanding voting stock (excluding affiliated shares) approve the business combination.

  Neither RTI, MFCI nor MHCI plans to adopt the Business Combination Provisions of the GBCC. These corporations will, instead, rely on provisions in their Articles of Incorporation regarding interested stockholders which mirror the provision regarding interested stockholders contained in the Company's Certificate of the Incorporation.

  Fair Price Provisions. Although the DGCL does not contain any specific fair price provisions, the Certificate of Incorporation of the Company requires the vote of 80% of its outstanding voting stock to approve certain business combinations with interested stockholders, unless the per share fair market value of the consideration issued to the holders of Company Common Stock in the combination is at least equal to the higher of: (i) the highest price per share for Company Common Stock paid by the interested stockholder within the two-year period prior to the announcement of the combination (the "Announcement Date") or in the transaction in which the interested stockholder became an interested stockholder, whichever is higher; plus interest compounded annually or (ii) the fair market value of a share of Company Common Stock on the Announcement Date or on the Determination Date, whichever is higher. Similar provisions apply to the consideration to be issued to any holders of other classes of capital stock. The consideration must be paid in cash or in the same form provided by the interested stockholder. After the Determination Date and prior to the consummation of the proposed business combination, the Company cannot eliminate or reduce dividends or fail to proportionately increase them to reflect a reclassification or similar transaction affecting the number of outstanding shares of stock, and the interested stockholder may not acquire beneficial ownership of any additional capital stock of the Company except as a part of the same transaction that resulted in the determination of interested stockholder status. In addition, the Company may not directly or indirectly provide the interested stockholder with any loan, financial assistance, tax advantage or other special benefit. The Company must provide all of its stockholders a proxy or information statement describing the proposed combination at least 30 days prior to its consummation. Repeal or amendment of the foregoing provision of the Certificate of Incorporation requires the vote of 80% of the outstanding shares entitled to vote.

  The Articles of Incorporation of each of RTI, MFCI and MHCI will contain the fair price provisions described above.

  Unlike the DGCL, the GBCC contains fair price provisions that will apply to any corporation electing to be governed by such provisions. These provisions are identical to those contained in the Certificate of Incorporation of the Company, except that: (i) the interested stockholder may increase its percentage ownership of the corporation's outstanding shares by up to 1% in any 12-month period after the Determination Date but before the consummation of the proposed transaction; (ii) the corporation is not required to furnish a proxy or information statement to its stockholders regarding the proposed combination; and (iii) the repeal or amendment of the fair price provisions in the Bylaws requires the approval of two-thirds of the directors not affiliated with the interested stockholder and a majority of the votes entitled to be cast by stockholders not affiliated with the interested stockholder.

  Neither RTI, MFCI nor MHCI intends to adopt the fair price provisions of the GBCC. RTI, MFCI and MHCI intend instead to adopt the fair price provisions contained in their respective Articles of Incorporation and thereby avoid any potential conflict which could be created if such corporations were to "opt in" to the GBCC fair price provisions as well.

  Conflicting Interest Transactions. The DGCL states that contracts and transactions between a Delaware corporation and one or more of its directors or officers, or organizations in which they serve in such capacities or have a financial interest, will not be void or voidable solely because such director or officer acts or participates in a board or committee meeting authorizing the contract or transaction if: (i) the material facts of the relationship or interest and as to the contract or transaction are disclosed or known to the Board or committee and the Board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors (even if the disinterested directors are less than a quorum); or (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders; or (iii) the contract or transaction is fair to the corporation as of the time that it is authorized by the Board, a committee thereof or the stockholders.

  The GBCC states that a director has a conflicting interest with respect to a transaction effected or proposed by the corporation (or any other entity in which the corporation has a controlling interest) if (i) whether or not the transaction is brought before the board for action, to the knowledge of the director at the "time of commitment" (as defined in the GBCC) the director or a related person is a party to the transaction or has a beneficial financial interest in or so closely linked to the transaction and of such financial significance to the director or a related person that it would reasonably be expected to exert an influence on the director's judgment if he or she were called upon to vote on the transaction, or (ii) the transaction is brought (or is of such character and significance to the corporation that it would in the normal course be brought) before the Board for action, and to the knowledge of the director at the time of commitment any of the following persons is either a party to the transaction or has a beneficial financial interest so closely linked to the transaction and of such financial significance to such person that it would reasonably be expected to exert an influence on the director's judgment if he or she were called upon to vote on the transaction: (a) an entity (other than the corporation) of which the director is a director, general partner, agent or employee; (b) a person that controls one or more of the entities specified in subparagraph (a) above or an entity that is controlled by, or is under common control with, one or more of the entities specified in subparagraph (a) above; or (c) an individual who is a general partner, principal or employer of the director. A director's conflicting interest transaction may not be enjoined, set aside, or give rise to an award of damages or other sanctions, in an action by a stockholder or by or in the right of the corporation, on the ground of an interest in the transaction of such director or any person with whom such director has a personal, economic or other association, if (i) the transaction receives the affirmative vote of a majority (but not less than two) of the disinterested directors or a committee thereof who voted on the transaction after required disclosure to them to the extent the information is not known by them; (ii) a majority of the votes entitled to be cast by disinterested stockholders were cast in favor of the transaction after (A) notice to the stockholders describing the conflicting interest transaction, (B) disclosure by such director, prior to the stockholders' vote, to the Secretary of the Company of the number, and identity of the persons holding or controlling the vote, of all shares that to the knowledge of the director are beneficially owned (or the voting of which is controlled) by such director or by a related person of the director, or both, and (C) required disclosure to the stockholders who voted on the transaction to the extent the required information was not known by them; or (iii) the transaction, judged in the circumstances at the time of commitment, is established to have been fair to the corporation. The provisions of the GBCC that are applicable to directors also apply to officers.

  Appraisal Rights. Under the DGCL, stockholders entitled to vote on a merger or consolidation have the right to serve upon the corporation a written demand for appraisal of their shares when the stockholders receive any form of consideration for their shares other than (i) shares of the surviving corporation, (ii) shares of any other corporation listed on a national securities exchange or held of record by more than 2,000 stockholders, or
(iii) cash (or stock and cash) in lieu of fractional shares or any combination thereof. Stockholders entitled to appraisal rights subsequently receive cash from the corporation equal to the value of their shares as established by judicial appraisal.

  The GBCC grants stockholders the right to dissent and receive payment of the fair value of their shares in the event of: (i) amendments to the articles of incorporation materially and adversely affecting their rights or interests as stockholders; (ii) sales of all or substantially all of the corporation's assets (unless the sale is pursuant to a court order and the proceeds are distributed to the stockholders within one year after the sale); or (iii) mergers or share exchanges on which the stockholders are entitled to vote. This right is not available when the affected shares are listed on a national securities exchange or held of record by more than 2,000 stockholders unless
(i) the articles of incorporation or a resolution of the board of directors approving the transaction provides otherwise or (ii) in a plan of merger or share exchange, the holders of such shares are required to accept anything other than shares of the surviving corporation or another publicly-held corporation listed on a national securities exchange or held of record by more than 2,000 stockholders, except for cash in lieu of fractional shares.

  Special Meetings of Stockholders. Under the DGCL, special meetings of stockholders may be called by the board of directors or those persons authorized by the corporation's certificate of incorporation or bylaws. Written notice of the time, place and specific purposes of such meeting must be given by mail to each stockholder entitled to vote at the meeting not less than 10 nor more than 60 days prior to the scheduled date of the special meeting, unless such notice is waived as the bylaws stipulate.

  The GBCC permits the board of directors or any person specified in the corporation's articles of incorporation or bylaws to call special meetings of stockholders. A special meeting may also be called by the owners of at least 25%, or such greater or lesser percentages as the articles of incorporation or bylaws provide, of the votes entitled to be cast on any issue proposed to be considered at the special meeting. The provisions of the GBCC regarding notice of meetings are essentially the same as the provisions of the DGCL.

  The Bylaws of the Company state that special meetings of stockholders may be called by the Board of Directors, the Chairman of the Board of Directors, or the President. Each of RTI, MFCI and MHCI intends to include a similar provision in its Bylaws to similarly restrict those entitled to call a special meeting under the GBCC.

  Record Date. Under the DGCL, a corporation may fix the record date at not more than 60 nor less than 10 days before a meeting, nor more than 60 days prior to any other action. Under the GBCC, the record date is to be fixed not more than 70 nor less than 10 days before a meeting, nor more than 70 days prior to any other action.

  Stockholder List. Under the DGCL, the stockholders of a corporation have the right to examine the list of stockholders entitled to vote during ordinary business hours, for a period beginning at least 10 days prior to the meeting at the place where the meeting will be held or, if specified in the notice for the meeting, at a place in the city where the meeting will be held. Under the GBCC, stockholders have the right to examine the stockholder list only at the time and place of the meeting.

  Duration of Proxy. Under the DGCL, no proxy may be voted after three years from its date, unless the proxy provides for a longer period. Under the GBCC, no proxy may be voted after 11 months from its effective date, unless the proxy provides for a longer period.

  Preemptive Rights. Both the DGCL and the GBCC do not automatically confer preemptive rights on stockholders; therefore, stockholders have no preemptive rights unless and except to the extent the corporation's certificate or articles of incorporation expressly grant such rights. The Articles of Incorporation and Bylaws of each of RTI, MFCI and MHCI will be silent as to preemptive rights.

  Removal of Directors. The DGCL permits any director or the entire board of directors to be removed, with or without cause, by the holders of a majority of the stock entitled to vote for directors, except that: (i) directors elected to staggered terms may be removed only for cause unless the certificate of incorporation provides otherwise; or (ii) if the corporation's board of directors is elected by cumulative voting and less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, or, if there are classes of directors, at an election of the class of directors of which he is a part. The Certificate of Incorporation of the Company does not contain any contrary provisions.

  Under the GBCC, unless the articles of incorporation provide otherwise, a corporation's stockholders may remove any director, with or without cause, by the vote of the holders of a majority of the outstanding shares of the corporation entitled to vote. Directors elected to staggered terms may be removed only for cause, unless the articles of incorporation or a bylaw adopted by the stockholders provide otherwise. No contrary provisions regarding removal of directors will be included in the Articles of Incorporation or Bylaws of either RTI, MFCI or MHCI.

  Indemnification of Directors and Officers. Under both the DGCL and the GBCC, a corporation is required to indemnify a director to the extent that the director has been successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because of his status as a director of the corporation. It may indemnify any director or officer made a party to a proceeding if such director or officer acted in a manner he believed in good faith to be in or not opposed to the best interests of the corporation and, in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful. A corporation may not indemnify a director in a proceeding by or in the right of the corporation in which the director is adjudged liable to the corporation unless the court determines that such indemnification is fair, or (under the GBCC only) in connection with any other proceeding in which he is adjudged liable on the basis that he improperly received a personal benefit.

  The Certificate of Incorporation of the Company provides that directors and officers will be indemnified under all circumstances for which indemnification is permitted under Delaware law. The Articles of Incorporation and Bylaws of each RTI, MFCI and MHCI will require indemnification under all circumstances for which indemnification is permitted under Georgia law.

  Both the DGCL and the GBCC allow a corporation to enter into indemnification agreements with its officers and directors. The Company entered into Indemnification Agreements with each of its directors and executive officers, pursuant to which the Company has agreed to indemnify each such individual for any losses suffered due to any investigations, claims or proceedings brought against such individual because he or she served as a director or officer of the Company. RTI, MFCI and MHCI intend to enter into similar agreements with their respective directors and executive officers.

  Amendments to Certificate or Articles of Incorporation. The DGCL permits a corporation to amend its certificate of incorporation so long as the amended certificate of incorporation contains only provisions that could be lawfully and properly included in an original certificate of incorporation filed at the time the amendment is filed. Amendments must be adopted by the Board of Directors and approved by a majority of the outstanding stock entitled to vote thereon and by a majority of the outstanding stock of each class entitled to vote as a class with respect to the amendment. Class voting will be permitted when a proposed amendment would increase or decrease the number or par value of the authorized shares of a class or adversely affect the powers, preferences or rights of the shares of a class. If, however, the certificate of incorporation permits the number of authorized shares of a class to be increased or decreased without the separate approval of the affected class, such amendment may be approved by the affirmative vote of the holders of a majority of the stock entitled to vote on the amendment, voting as a single class. The Certificate of Incorporation of the Company does not modify these provisions, but does state that any provisions in the Certificate of Incorporation relating to the classification and composition of the Board and business combinations may only be amended or repealed by the affirmative vote of at least 80% of the votes entitled to be cast by the holders of all then outstanding shares of capital stock, voting together as a single class, unless such amendment is recommended by 80% of the members of the Board of Directors.

  Under the GBCC, the board of directors may amend the articles of incorporation to take the following actions without obtaining stockholder approval: (i) delete the names and addresses of the initial directors, initial registered agent or registered office, (ii) change each issued and unissued authorized share of an outstanding class of stock into a greater number of whole shares if the corporation has only shares of that class outstanding,
(iii) change the corporate name, (iv) extend the corporation's duration if it was incorporated at a time the law required limited duration, or (v) change or eliminate the par value of each issued and unissued share of an outstanding class if the corporation has only shares of that class outstanding. Other amendments must be approved by the board of directors and by the stockholders by a majority of the votes entitled to be cast on the amendment by each voting group entitled to vote on the amendment unless the articles of incorporation, the board of directors or another provision of the GBCC requires a higher vote. Class voting on an amendment will be permitted if the amendment would change the number of authorized shares of a class (unless the articles of incorporation provide otherwise) or adversely affect the rights, powers or preferences of the shares of a class.

  The Articles of Incorporation of each of RTI, MFCI and MHCI will incorporate the same special provisions regarding approval of specified types of amendments as are contained in the Company's Certificate of Incorporation and described above.

  Amendments to Bylaws. Under the DGCL, the power to adopt, amend or repeal bylaws rests with those stockholders entitled to vote on such matters, provided, however, a corporation's certificate of incorporation may additionally confer such power upon the directors. Conferring the power to adopt, amend or repeal bylaws upon the directors shall not divest, nor shall it limit, the stockholders' power to adopt, amend or repeal bylaws.

  The Certificate of Incorporation of the Company authorizes the Board of Directors to amend the Bylaws, but requires the affirmative vote of the holders of at least 80% of the outstanding shares of capital stock, voting as a single class, to amend a bylaw in a manner inconsistent with the provisions of the Certificate of Incorporation dealing with the classification and composition of the Board and business combinations. The Bylaws of the Company state that unless the DGCL, the Certificate of Incorporation or the Bylaws provide otherwise, the Bylaws may be amended or repealed: (i) at a stockholders' meeting by vote of a majority of the shares entitled to vote on the amendments; or (ii) at a board meeting by a majority vote of the directors present, provided that the notice of the meeting states the substance of the proposed amendment or repeal.

  The GBCC permits a corporation's board of directors to amend, repeal or adopt bylaws, unless (i) the articles of incorporation reserve this power exclusively to the stockholders in whole or in part or (ii) the stockholders, in amending or repealing a particular bylaw, expressly reserve the power to amend or repeal that particular bylaw. The stockholders alone may amend, repeal or adopt bylaws limiting the authority of the board of directors or establishing staggered terms for directors; in addition, the board of directors may not amend, repeal or adopt a bylaw fixing a greater stockholder quorum or voting requirement unless the bylaw relates to the GBCC's business combination or fair practice provisions. Unless provided otherwise in a corporation's articles of incorporation or bylaws, a bylaw fixing a greater quorum or voting requirement for the board of directors may be adopted, amended or repealed by the affirmative vote of a majority of the votes entitled to be cast by the stockholders or by a majority of the directors.

  The Articles of Incorporation and Bylaws of each of RTI, MFCI and MHCI will incorporate the same special provisions regarding approval of certain specified types of amendments as are set forth in the Certificate of Incorporation and Bylaws of the Company as described above.

                             INDEPENDENT AUDITORS

  The firm of Ernst & Young LLP serves as the Company's independent auditors and will be independent auditors for each of RTI, MFCI and MHCI after the Distribution. Representatives of Ernst & Young LLP will be present at the Special Meeting to respond to appropriate questions and will have an opportunity to make a statement if they so desire.

                 STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

  Any stockholder of the Company wishing to submit a proposal for action at the Company's 1996 Annual Meeting of Stockholders and desiring the proposal to be considered for inclusion in the Company's proxy materials must provide a written copy of the proposal to the management of the Company at its principal executive office not later than April 27, 1996, and must otherwise comply with rules of the Securities and Exchange Commission relating to stockholder proposals.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

  The following documents filed by the Company with the Securities and Exchange Commission (the "SEC") are incorporated herein by referenced:

    1. Annual Report on Form 10-K for the fiscal year ended June 3, 1995.

    2. Quarterly Report on Form 10-Q for the quarterly period ended September 2, 1995.

    3. Quarterly Report on Form 10-Q for the quarterly period ended December 2, 1995.

    4. Current Report on Form 8-K dated October 5, 1995.

    5. Current Report on Form 8-K dated December 14, 1995.

  The Company will provide without charge to each person to whom a copy of this Proxy Statement is delivered, on the telephone or written request of any such person, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any or all of the foregoing documents incorporated herein by reference (other than any exhibits to such documents which are not specifically incorporated herein by reference). Requests should be directed to:

      Morrison Restaurants Inc.
      4721 Morrison Drive
      Mobile, Alabama 36609
      Telephone No. 334/344-3000

      Attention: Corporate Secretary.

  All documents filed by the Company with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the date of the Special Meeting or any adjournment thereof shall be deemed to be incorporated by reference herein.

  Any statements contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document that also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall be deemed to constitute a part hereof except as so modified or superseded.

                           REPORTS OF MFCI AND MHCI

  After the Distribution, both MFCI and MHCI will be required to comply with the reporting requirements of the Exchange Act and, in accordance therewith, to file reports, proxy statements and other information with the SEC.

  After the Distribution, such reports, proxy statements and other information may be inspected and copied at the public reference facilities of the SEC listed below under "Available Information" and obtained by mail from the SEC as described below under "Available Information." Application will be made to list the shares of MFCI Common Stock (and related MFCI Rights) and MHCI Common Stock (and related MHCI Rights) on the NYSE and, if and when such shares of MFCI Common Stock (and related MFCI Rights) and MHCI Common Stock (and related MHCI Rights), as applicable, commence trading on the NYSE, such reports, proxy statements and other information will be available for inspection at the offices of the NYSE listed below under "Available Information."

  Additionally, each of MFCI and MHCI intend to provide annual reports, containing audited financial statements, to its stockholders in connection with its annual meetings of stockholders.

                             AVAILABLE INFORMATION

  The Company is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder and in accordance therewith file reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by the Company may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Regional Offices of the SEC at Seven World Trade Center, Suite 1300, New York, New York 10048 and in the Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661-2551. Copies of such information may be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Reports and other information concerning the Company may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

  MFCI and MHCI will file with the SEC a Registration Statement on Form 10 with respect to the shares of MFCI Common Stock (and related MFCI Rights) and MHCI Common Stock (and related MHCI Rights) to be received by the stockholders of the Company in the Distribution. It is expected that MFCI and MHCI will file with the SEC a Registration Statement on Form 10 prior to the Special Meeting and request effectiveness of such Registration Statements prior to the Distribution Date. The respective Registration Statements and the exhibits thereto, once filed by MFCI and MHCI, may be inspected and copied at the public reference facilities of the SEC listed above.

                                    GENERAL

  A list of stockholders entitled to be present and vote at the Special Meeting will be available at the offices of the Company, 4721 Morrison Drive, Mobile, Alabama 36609, for inspection by stockholders during regular business
hours from    , 1996, to the date of the Special Meeting.

                                          By Order of the Board of Directors,

                                          Pfilip G. Hunt
                                          Senior Vice President,
                                          General Counsel
                                          and Secretary

January  , 1996
Mobile, Alabama

                  INDEX OF FINANCIAL STATEMENTS AND SCHEDULES

MORRISON RESTAURANTS INC.
  Consolidated Financial Statements--Years Ended June 5, 1993, June 4,
   1994 and June 3, 1995 and the Twenty-Six Weeks Ended December 3, 1994
   and December 2, 1995:
  Report of Independent Auditors..........................................  F-2
  Consolidated Statements of Income.......................................  F-3
  Consolidated Balance Sheets.............................................  F-4
  Consolidated Statements of Stockholders' Equity.........................  F-6
  Consolidated Statements of Cash Flows...................................  F-7
  Notes to Consolidated Financial Statements..............................  F-8
MORRISON FRESH COOKING, INC.
(A wholly-owned business of Morrison Restaurants Inc.)
  Financial Statements--Years Ended June 5, 1993, June 4, 1994 and June 3,
   1995 and the Twenty-Six Weeks Ended December 3, 1994 and December 2,
   1995:
  Report of Independent Auditors.......................................... F-23
  Statements of Income.................................................... F-24
  Balance Sheets.......................................................... F-25
  Statements of Owner's Equity............................................ F-26
  Statements of Cash Flows................................................ F-27
  Notes to Financial Statements........................................... F-28
MORRISON HEALTH CARE, INC.
(A wholly-owned business of Morrison Restaurants Inc.)
  Financial Statements--Years Ended June 5, 1993, June 4, 1994 and June 3,
   1995 and the Twenty-Six Weeks Ended December 3, 1994 and December 2,
   1995:
  Report of Independent Auditors.......................................... F-39
  Statements of Income.................................................... F-40
  Balance Sheets.......................................................... F-41
  Statements of Owner's Equity............................................ F-42
  Statements of Cash Flows................................................ F-43
  Notes to Financial Statements........................................... F-44
  Schedule II--Valuation and Qualifying Accounts.......................... F-56
MORRISON RESTAURANTS INC.
  Unaudited Pro Forma Consolidated Financial Information:
  Introductory Note....................................................... F-57
  Unaudited Pro Forma Consolidated Statements of Income................... F-58
  Unaudited Pro Forma Consolidated Balance Sheet.......................... F-60
  Notes to Unaudited Pro Forma Consolidated Financial Information......... F-62
MORRISON FRESH COOKING, INC.
(A wholly-owned business of Morrison Restaurants Inc.)
  Unaudited Pro Forma Financial Information:
  Introductory Note....................................................... F-63
  Unaudited Pro Forma Statements of Income................................ F-64
  Unaudited Pro Forma Balance Sheet....................................... F-66
  Notes to Unaudited Pro Forma Financial Information...................... F-68
MORRISON HEALTH CARE, INC.
(A wholly-owned business of Morrison Restaurants Inc.)
  Unaudited Pro Forma Financial Information:
  Introductory Note....................................................... F-69
  Unaudited Pro Forma Statements of Income................................ F-70
  Unaudited Pro Forma Balance Sheet....................................... F-72
  Notes to Unaudited Pro Forma Financial Information...................... F-74

                        REPORT OF INDEPENDENT AUDITORS

Stockholders and Board of Directors
Morrison Restaurants Inc. and Subsidiaries

  We have audited the accompanying consolidated balance sheets of Morrison Restaurants Inc. and Subsidiaries as of June 3, 1995 and June 4, 1994, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three fiscal years in the period ended June 3, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Morrison Restaurants Inc. and Subsidiaries at June 3, 1995 and June 4, 1994, and the consolidated results of their operations and their cash flows for each of the three fiscal years in the period ended June 3, 1995, in conformity with generally accepted accounting principles.

  As discussed in Notes 7 and 9 to the consolidated financial statements, in fiscal 1993 Morrison Restaurants Inc. changed its method of accounting for income taxes and postretirement benefits other than pensions.

                                          Ernst & Young LLP

Atlanta, Georgia

November 17, 1995, except
for Notes 1 and 13, as to which
the date is January  10, 1996

                   MORRISON RESTAURANTS INC. AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
                                 (IN THOUSANDS)

                             FOR THE FISCAL YEAR ENDED   TWENTY-SIX WEEKS ENDED
                             --------------------------- -----------------------
                             JUNE 5,   JUNE 4,  JUNE 3,  DECEMBER 3, DECEMBER 2,
                               1993      1994     1995      1994        1995
                             --------  -------- -------- ----------- -----------
                                                         (UNAUDITED) (UNAUDITED)
Revenues:
 Net sales and operating
  revenues.................  $377,755  $458,451 $514,292  $233,675    $296,355
 Other revenues............       938       588    1,020       387       1,610
                             --------  -------- --------  --------    --------
                              378,693   459,039  515,312   234,062     297,965
                             --------  -------- --------  --------    --------
Operating costs and
 expenses:
 Cost of merchandise.......   110,801   127,862  138,665    62,924      82,031
 Payroll and related
  costs....................   120,454   151,270  169,881    75,266     101,893
 Other.....................    77,559    94,330  106,028    47,614      65,525
 Selling, general and
  administrative...........    25,420    34,250   37,521    19,788      20,861
 Depreciation and
  amortization.............    18,716    23,353   26,634    11,873      16,797
 L&N conversion/closing
  costs....................                       19,727    19,727
 Interest expense, net of
  interest income, totaling
  $1,097 in 1993, $660 in
  1994, $736 in 1995 and
  $460 and $178 for the
  twenty-six weeks ended
  December 3, 1994 and
  December 2, 1995,
  respectively.............        60       160      744      (168)      1,522
                             --------  -------- --------  --------    --------
                              353,010   431,225  499,200   237,024     288,629
                             --------  -------- --------  --------    --------
Income (loss) from
 continuing operations
 before income taxes and
 cumulative effect of
 accounting changes........    25,683    27,814   16,112    (2,962)      9,336
Provision for federal and
 state income taxes........     9,400     9,707    5,027    (1,839)      3,038
                             --------  -------- --------  --------    --------
Income (loss) from
 continuing operations
 before cumulative effect
 of accounting changes.....    16,283    18,107   11,085    (1,123)      6,298
Income from discontinued
 operations, net of
 applicable income taxes...    21,151    26,577   51,086    37,764       9,892
                             --------  -------- --------  --------    --------
Income before cumulative
 effect of accounting
 changes...................    37,434    44,684   62,171    36,641      16,190
Cumulative effect of
 accounting changes, net:
 Postretirement benefits...       (18)
 Income taxes..............       559
                             --------  -------- --------  --------    --------
Net income.................  $ 37,975  $ 44,684 $ 62,171  $ 36,641    $ 16,190
                             ========  ======== ========  ========    ========
Earnings (loss) per common
 and common equivalent
 share:
 Continuing operations.....  $   0.43  $   0.49 $   0.31  $  (0.03)   $   0.18
 Discontinued operations...      0.56      0.71     1.42      1.04        0.28
 Cumulative effect of
  accounting changes, net..      0.01
                             --------  -------- --------  --------    --------
Earnings per common and
 common equivalent share...  $   1.00  $   1.20 $   1.73  $   1.01    $   0.46
                             ========  ======== ========  ========    ========
Weighted average common and
 common equivalent shares..    38,078    37,367   35,922    36,324      35,416
                             ========  ======== ========  ========    ========

    The accompanying notes are an integral part of the consolidated financial statements.

                   MORRISON RESTAURANTS INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                               JUNE 4,    JUNE 3,   DECEMBER 2,
                                                 1994      1995        1995
                                               --------  ---------  -----------
                                                                    (UNAUDITED)
                    ASSETS
Current assets:
  Cash and short-term investments............. $  4,420  $   5,957   $   9,617
  Receivables:
    Trade.....................................      194        115         213
    Other.....................................    1,769      2,360       2,960
  Inventories:
    Merchandise...............................    4,359      4,989       5,847
    China, silver and supplies................    1,933      2,495       3,021
  Prepaid expenses............................    9,006      8,043       9,494
  Deferred income tax benefits................    2,159      3,758       1,848
  Current assets of discontinued operations...   55,776     52,481      47,045
                                               --------  ---------   ---------
      Total current assets....................   79,616     80,198      80,045
                                               --------  ---------   ---------
Property and equipment--at cost:
  Land........................................    9,545     17,511      24,095
  Buildings...................................   29,757     38,728      50,273
  Improvements................................  112,431    149,405     182,134
  Restaurant equipment........................   96,956    116,275     131,605
  Other equipment.............................   21,269     26,206      29,775
  Construction in progress....................   18,348     38,945      40,427
                                               --------  ---------   ---------
                                                288,306    387,070     458,309
  Less accumulated depreciation and
   amortization...............................  (98,064)  (117,068)   (132,620)
                                               --------  ---------   ---------
                                                190,242    270,002     325,689
Costs in excess of net assets acquired........   10,688     22,298      21,981
Non-current assets of discontinued
 operations...................................  119,235    102,726     108,543
Other assets..................................    8,672      8,827       9,719
                                               --------  ---------   ---------
      Total assets............................ $408,453  $ 484,051   $ 545,977
                                               ========  =========   =========


   The accompanying notes are an integral part of the consolidated financial statements.

                   MORRISON RESTAURANTS INC. AND SUBSIDIARIES

                                 (IN THOUSANDS)

                                                JUNE 4,    JUNE 3,   DECEMBER 2,
                                                 1994       1995        1995
                                               ---------  ---------  -----------
                                                                     (UNAUDITED)
    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable...........................  $  13,865  $  26,393   $  28,182
  Short-term borrowings......................     17,416     12,638      17,720
  Accrued liabilities:
    Taxes, other than income taxes...........      6,303      9,097      10,505
    Payroll and related costs................      7,146      6,394       5,113
    Insurance................................      6,767      6,396       6,808
    Rent and other...........................      3,416     11,287       7,275
  Current portion of long-term debt..........      2,483         87          91
  Current liabilities of discontinued
   operations................................     65,227     52,686      46,182
                                               ---------  ---------   ---------
      Total current liabilities..............    122,623    124,978     121,876
                                               ---------  ---------   ---------
Long-term debt...............................      5,467     32,003      69,136
Deferred income taxes........................     15,392     16,864      16,955
Other deferred liabilities...................     14,518     18,672      18,985
Non-current liabilities of discontinued oper-
 ations......................................     29,317     46,041      62,441
Stockholders' equity:
  Common stock, $0.01 par value; (authorized:
   100,000 shares; issued: 43,644 shares)....        436        436         436
  Capital in excess of par value.............     77,656     84,515      84,752
  Retained earnings..........................    248,044    298,181     308,169
                                               ---------  ---------   ---------
                                                 326,136    383,132     393,357
  Less cost of treasury stock................   (105,000)  (137,639)   (136,773)
                                               ---------  ---------   ---------
                                                 221,136    245,493     256,584
                                               ---------  ---------   ---------
      Total liabilities and stockholders'
       equity................................  $ 408,453  $ 484,051   $ 545,977
                                               =========  =========   =========


   The accompanying notes are an integral part of the consolidated financial statements.

                   MORRISON RESTAURANTS INC. AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                                 (IN THOUSANDS)

                                                                 CAPITAL IN               TOTAL
                         COMMON STOCK ISSUED   TREASURY STOCK    EXCESS OF  RETAINED  STOCKHOLDERS'
                          SHARES     AMOUNT   SHARES   AMOUNT    PAR VALUE  EARNINGS     EQUITY
                         ---------- --------- ------  ---------  ---------- --------  -------------
Balance, June 6, 1992...     29,097  $    291 (4,450) $ (59,252)  $73,413   $189,125    $203,577
 Net income.............                                                      37,975      37,975
 Shares issued under
  stock bonus and stock
  option plans..........                         241      2,981     1,768                  4,749
 Cash dividends of $0.32
  per common share......                                                     (11,874)    (11,874)
 Purchase of treasury
  stock including
  deferred compensation
  plan..................                        (514)   (14,803)                         (14,803)
                         ----------  -------- ------  ---------   -------   --------    --------
Balance, June 5, 1993...     29,097       291 (4,723)   (71,074)   75,181    215,226     219,624
 Net income.............                                                      44,684      44,684
 3-for-2 stock split....     14,547       145 (2,415)                (145)                     0
 Shares issued under
  stock bonus and stock
  option plans..........                         484      5,844     2,620                  8,464
 Cash dividends of
  $0.3299 per common
  share.................                                                     (11,866)    (11,866)
 Purchase of treasury
  stock including
  deferred compensation
  plan..................                      (1,681)   (39,770)                         (39,770)
                         ----------  -------- ------  ---------   -------   --------    --------
Balance, June 4, 1994...     43,644       436 (8,335)  (105,000)   77,656    248,044     221,136
 Net income.............                                                      62,171      62,171
 Shares issued under
  stock bonus and stock
  option plans..........                         562      7,792     3,132                 10,924
 Shares issued pursuant
  to Tias, Inc. acquisi-
  tion..................                         355      5,273     3,727                  9,000
 Cash dividends of
  $0.3458 per common
  share.................                                                     (12,034)    (12,034)
 Purchase of treasury
  stock including
  deferred compensation
  plan..................                      (1,701)   (45,704)                         (45,704)
                         ----------  -------- ------  ---------   -------   --------    --------
Balance, June 3, 1995...     43,644       436 (9,119)  (137,639)   84,515    298,181     245,493
 Net income (unau-
  dited)................                                                      16,190      16,190
 Shares issued under
  stock bonus and stock
  option plans
  (unaudited)...........                          82      1,219       237                  1,456
 Cash dividends of
  $0.1795 per common
  share (unaudited).....                                                      (6,202)     (6,202)
 Purchase of treasury
  stock including
  deferred compensation
  plan (unaudited)......                         (19)      (353)                            (353)
                         ----------  -------- ------  ---------   -------   --------    --------
Balance, December 2,
 1995 (unaudited).......     43,644  $    436 (9,056) $(136,773)  $84,752   $308,169    $256,584
                         ==========  ======== ======  =========   =======   ========    ========

   The accompanying notes are an integral part of the consolidated financial statements.

                   MORRISON RESTAURANTS INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                           FOR THE FISCAL YEAR ENDED     TWENTY-SIX WEEKS ENDED
                           ----------------------------  -----------------------
                           JUNE 5,   JUNE 4,   JUNE 3,   DECEMBER 3, DECEMBER 2,
                             1993      1994      1995       1994        1995
                           --------  --------  --------  ----------- -----------
                                                         (UNAUDITED) (UNAUDITED)
OPERATING ACTIVITIES:
Income (loss) from
 continuing operations...  $ 16,283  $ 18,107  $ 11,085   $ (1,123)   $  6,298
Adjustments to reconcile
 net income to net cash
 provided by operating
 activities:
 Cumulative effect of
  change in accounting
  principles.............      (541)
 Depreciation and
  amortization...........    18,716    23,353    26,634     11,873      16,797
 Amortization of
  intangibles............       480       485       607        218         333
 Other, net..............                                      117         (78)
 Deferred income taxes...     3,258     4,909     2,501     (6,263)      1,107
 Loss on disposition of
  assets.................       256       523     4,419        102       3,404
 Changes in operating
  assets and liabilities:
 (Increase)/decrease in
  receivables............      (889)      878      (213)    (2,457)       (698)
 (Increase)/decrease in
  inventories............    (1,055)     (862)   (1,059)      (850)     (1,384)
 (Increase)/decrease in
  prepaid and other
  assets.................    (1,940)   (2,116)    3,355      3,771        (615)
 Increase/(decrease) in
  accounts payable,
  accrued and other
  liabilities............     8,091     6,677    18,810     21,674      (1,370)
 Increase/(decrease) in
  income taxes payable...    (1,777)   (1,947)    1,205      4,509         550
                           --------  --------  --------   --------    --------
Cash provided by
 continuing operations...    40,882    50,007    67,344     31,571      24,344
Cash provided (used) by
 discontinued
 operations..............    62,346    58,514   (11,128)   (11,316)     16,099
                           --------  --------  --------   --------    --------
Net cash provided by
 operating activities....   103,228   108,521    56,216     20,255      40,443
                           --------  --------  --------   --------    --------
INVESTING ACTIVITIES:
Purchases of property and
 equipment...............   (47,748)  (70,189) (108,452)   (49,079)    (76,626)
Proceeds from disposal of
 assets..................       449        67       153         58         386
Other, net...............      (657)     (779)    2,701       (988)       (972)
Discontinued operations
 investment activities,
 net.....................   (17,911)  (22,826)   71,693     81,797      (9,463)
                           --------  --------  --------   --------    --------
Net cash provided (used)
 by investing
 activities..............   (65,867)  (93,727)  (33,905)    31,788     (86,675)
                           --------  --------  --------   --------    --------
FINANCING ACTIVITIES:
Proceeds from long-term
 debt....................                 559    30,800     20,000      37,180
Net change in short-term
 borrowings..............              17,416   (11,828)   (17,416)      5,082
Principal payments on
 long-term debt and
 capital leases .........   (14,878)             (7,438)    (7,402)        (43)
Proceeds from issuance of
 stock, including
 treasury stock..........     4,749     8,464    10,924      6,349       1,456
Stock repurchases........   (14,803)  (39,770)  (45,704)   (42,117)       (353)
Dividends paid...........   (11,874)  (11,866)  (12,034)    (6,008)     (6,202)
Discontinued operations
 financing activities....    (8,893)     (147)   14,506     (4,656)     12,772
                           --------  --------  --------   --------    --------
Net cash provided (used)
 by financing
 activities..............   (45,699)  (25,344)  (20,774)   (51,250)     49,892
                           --------  --------  --------   --------    --------
Increase/(decrease) in
 cash and short-term
 investments.............    (8,338)  (10,550)    1,537        793       3,660
Cash and short-term
 investments:
 Beginning of period.....    23,308    14,970     4,420      4,420       5,957
                           --------  --------  --------   --------    --------
 End of period...........  $ 14,970  $  4,420  $  5,957   $  5,213    $  9,617
                           ========  ========  ========   ========    ========
Supplemental disclosure
 of cash flow
 information--cash paid
 for:
 Interest (net of amount
  capitalized)...........  $  1,643  $    656  $  1,547   $    168    $  1,522
 Income taxes, net.......  $ 12,258  $  9,678  $  5,200   $      0    $    737

   The accompanying notes are an integral part of the consolidated financial statements.

                  MORRISON RESTAURANTS INC. AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                 JUNE 3, 1995

  (INFORMATION PERTAINING TO THE TWENTY-SIX WEEKS ENDED DECEMBER 3, 1994 AND
                      DECEMBER 2, 1995 IS UNAUDITED)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Basis of Presentation

  Morrison Restaurants Inc. (The "Company" or "Morrison") operates three businesses in the foodservice industry. These businesses are organized into two operating groups, the Ruby Tuesday Group, consisting of the Ruby Tuesdays, Mozzarella's Cafes and Tia's Tex-Mex concepts, and the Morrison Group, which is comprised of the Company's family dining restaurant and health care contract food and nutrition businesses. On September 27, 1995, Morrison announced a plan to spin-off ("the Distribution") its family dining restaurant and health care contract food and nutrition businesses to its shareholders. The spin-off will result in the family dining restaurant and health care contract food and nutrition businesses operating as two separate stand-alone, publicly traded companies. The spin-off is subject to shareholder approval and receipt of a ruling from the Internal Revenue Service that the transaction will be tax free to Morrison and its shareholders. As part of the spin-off, Morrison intends to reincorporate in Georgia and change its name to Ruby Tuesday, Inc. Concurrent with the reincorporation, the spin-off provides for a one-for-two reverse stock split.

  Following the spin-off, the Company will consist of Morrison's casual dining restaurant operations. The accompanying financial statements have been prepared to reflect the operations of the family dining restaurant and health care contract food and nutrition businesses as discontinued operations for all periods presented, as if Morrison's casual dining restaurant operations had operated as a stand-alone entity, thus all disclosures except for the information relating to discontinued operations as presented in Note 2 of Notes to the Consolidated Financial Statements relate to continuing operations only.

 Fiscal Year

  The Company's fiscal year ends on the first Saturday after May 30. The fiscal years ended June 5, 1993, June 4, 1994, and June 3, 1995 were comprised of 52 weeks.

 Cash and Short-Term Investments

  The Company's cash management program provides for the investment of excess cash balances in short- term money market instruments. Short-term investments are stated at cost, which approximates market. The Company considers marketable securities with a maturity of three months or less when purchased to be short-term investments.

 Inventories

  Inventories consist of materials, food supplies, china and silver and are stated at the lower of cost (first in- first out) or market.

 Property and Equipment and Depreciation

  Depreciation for financial reporting purposes is computed using the straight-line method over the estimated useful lives of the assets or, for capital lease property, over the term of the lease, if shorter. Annual rates of depreciation range from 3% to 5% for buildings and from 8% to 34% for restaurant and other equipment.

                  MORRISON RESTAURANTS INC. AND SUBSIDIARIES

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

  During March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" (FAS 121). FAS 121 requires that, beginning in fiscal years starting after December 15, 1995, long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Long-lived assets and certain identifiable intangibles to be disposed of are generally to be reported at the lower of carrying amount or fair value less cost to sell. Currently, the Company recognizes such impairment upon the decision to close a unit. Subsequent to December 2, 1995, the Company completed its analysis of the financial statement impact of adoption of FAS 121. A charge of $25.4 million will be taken in the third quarter of fiscal 1996. See Note 13 of Notes to Consolidated Financial Statements for more information.

 Income Taxes

  Deferred income taxes are determined utilizing a liability approach. This method gives consideration to the future tax consequences associated with differences between financial accounting and tax bases of assets and liabilities.

 Pre-Opening Expenses

  Salaries, personnel training costs and other expenses of opening new facilities are charged to expense as incurred.

 Intangible Assets

  Excess of costs over the fair value of net assets acquired of purchased businesses generally is amortized on a straight-line basis over 40 years. The carrying value of goodwill is reviewed if facts and circumstances suggest that it may be impaired. At June 4, 1994, June 3, 1995 and December 2, 1995, accumulated amortization for costs in excess of net assets acquired was $4.3 million, $4.7 million and $5.0 million, respectively. Other intangibles are amortized over their specified lives, varying from five to 20 years. For the years ending June 4, 1994, June 3, 1995 and December 2, 1995, accumulated amortization for other intangibles was $2.2 million, $0.4 million and $0.4 million, respectively.

  The carrying value of goodwill and other intangibles is evaluated periodically in relation to the operating performance and future undiscounted cash flows of each operating business acquired. Adjustments are made if the sum of expected future undiscounted net cash flows is less than net book value. The Company affirmed that the remaining amounts of these assets have continuing value.

 Fair Value of Financial Instruments

  The Company's financial instruments at June 4, 1994, June 3, 1995, and December 2, 1995 consisted of cash and short-term investments, short-term borrowings and long-term debt. The fair value of these financial instruments approximated the carrying amounts reported in the consolidated balance sheets.

 Earnings Per Share

  Earnings per share are based on the weighted average number of shares outstanding during each year and are adjusted for the assumed exercise of options, after the assumed repurchase of shares with the related proceeds and after the adjustment for stock splits and stock dividends through December 2, 1995.

                  MORRISON RESTAURANTS INC. AND SUBSIDIARIES

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

 Stock-Based Employee Compensation Plans

  During October, 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation" (FAS 123). FAS 123 establishes financial accounting and reporting standards for stock-based employee compensation plans. The Statement defines a fair value based method of accounting for an employee stock option or similar equity instrument. The Statement allows an entity to continue to measure compensation cost for those plans using the intrinsic value based method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees". The Company intends to continue to measure compensation cost following the principles of APB Opinion No. 25 and will therefore be required to present pro forma disclosures of net income and earnings per share as if the fair value based method had been applied beginning in fiscal 1997.

2. DISCONTINUED OPERATIONS

  As previously mentioned, Morrison intends to distribute the common stock of its family dining restaurant business (Morrison Fresh Cooking, Inc., or "MFC") and its health care contract food and nutrition business (Morrison Health Care, Inc., or "MHC") to its shareholders. Morrison shareholders will receive one share of MFC for every four shares of Morrison stock then held and one share of MHC for every three shares of Morrison stock then held. In accordance with Accounting Principles Board Opinion No. 30, the financial results of the two businesses, together referred to as the Morrison Group, are reported as discontinued operations in the accompanying consolidated financial statements and the results of prior periods have been restated.

  The condensed results presented below include an allocation of general expenses of Morrison, such as legal, data processing and interest on a specific identification method, where appropriate. Management believes the allocation methods used are reasonable. Condensed results of the discontinued operations are as follows:

                                               (IN THOUSANDS)
                             ---------------------------------------------------
                                 FISCAL YEAR ENDED       TWENTY-SIX WEEKS ENDED
                             --------------------------- -----------------------
                             JUNE 5,   JUNE 4,  JUNE 3,  DECEMBER 3, DECEMBER 2,
                               1993      1994     1995      1994        1995
                             --------  -------- -------- ----------- -----------
                                                         (UNAUDITED) (UNAUDITED)
   Revenues................  $721,152  $754,351 $519,777  $259,711    $250,810
                             ========  ======== ========  ========    ========
   Income before provision
    for income taxes and
    cumulative effect of
    accounting changes.....  $ 35,202  $ 43,344 $ 88,600  $ 66,778    $ 16,569
   Provision for federal
    and state income
    taxes..................    13,326    16,767   37,514    29,014       6,677
                             --------  -------- --------  --------    --------
   Income before cumulative
    effect of accounting
    changes................    21,876    26,577   51,086    37,764       9,892
   Cumulative effect of
    accounting changes.....      (725)
                             --------  -------- --------  --------    --------
   Net income..............  $ 21,151  $ 26,577 $ 51,086  $ 37,764    $  9,892
                             ========  ======== ========  ========    ========

  Included in the June 3, 1995 income before provision for income taxes and cumulative effect of accounting changes is a $46.8 million gain on sale of certain business and industry contracts and assets of MHC.

  After the Distribution, the Company will not have any ownership interest in either MFC or MHC, except for stock held within the rabbi trust associated with the Company's Deferred Compensation Plan. See Note 8 of Notes to Consolidated Financial Statements for more information. Prior to the spin-off Morrison will enter into certain agreements with both MFC and MHC governing certain operating relationships among the Company, MFC and MHC subsequent to the Distribution including (i) an agreement providing for assumptions of liabilities

                  MORRISON RESTAURANTS INC. AND SUBSIDIARIES

2. DISCONTINUED OPERATIONS--(CONTINUED)

and cross-indemnities to allocate responsibilities for liabilities arising out of or in connection with business activities prior to the Distribution; (ii) a tax indemnity agreement which will provide that none of the three companies will take any action that would jeopardize the intended tax consequences of the Distribution; (iii) a tax allocation agreement to the effect that MFC and MHC will pay their respective shares of Morrison's consolidated tax liability for the tax years that MFC and MHC were included in Morrison's consolidated federal income tax return; (iv) a shared services agreement pursuant to which each of the three companies will agree to provide to the other parties certain services, subject to certain conditions, on an "as needed" basis; (v) intellectual property license agreements which will provide for the licensing of rights currently owned by Morrison to the three companies; and (vi) an agreement providing for the allocation of employee benefit rights and responsibilities among the three companies.

3. ACQUISITION OF TIAS, INC.

  On January 17, 1995, the Company acquired all of the outstanding common stock of Tias, Inc., a twelve- unit Tex-Mex restaurant concept based in Dallas, Texas, for $9.0 million in common stock (354,673 shares). The acquisition has been accounted for as a purchase. Accordingly, the purchase price was allocated on the basis of the estimated fair value of the assets acquired and liabilities assumed. This treatment resulted in goodwill of $12.2 million which is being amortized on a straight-line basis over 40 years.

4. PHASE OUT OF THE L&N SEAFOOD GRILL CONCEPT

  On June 27, 1994, plans to phase out the L&N Seafood Grill concept were announced by the Company. The original plan, as approved by the Board of Directors, called for the conversion of 30 L&N units into other Company concepts. All remaining units were to be sold or closed. The Company accrued $19.7 million for costs to be incurred as a result of the phase out. This amount, originally accrued to cover the costs to convert 30 L&N units and close the remaining eight, consisted primarily of the following: losses on disposal of fixed assets net of anticipated proceeds and the net cost of related lease obligations for the units to be closed (approximately $11.6 million), expected operating losses during the phase out period (approximately $4.8 million), severance pay (approximately $1.1 million) and other losses on the conversion of units, consisting primarily of the write-off of fixed assets, inventory, and unamortized cost in excess of net assets acquired (approximately $2.2 million). The Company originally estimated that, of the $19.7 million charge, asset write-offs (including inventory, fixed assets and goodwill) would total $9.2 million. Cash proceeds from disposal of the properties were anticipated to be $0.7 million. The remaining $11.2 million represented the estimated cash outlay for lease settlements, severance pay and other operating expenditures. The original plan assumed that no units would be sublet and that buyout of leases could occur. Determination of the number of months assumed in which buyouts could occur was made on an individual unit basis.

  Subsequent to the June, 1994 announcement, the Company reacquired three additional L&N units as a result of a default on a licensing agreement. These three units were closed. Based on favorable operating results, in the third quarter of fiscal 1995, management decided to continue to operate four of the L&N units as L&N's through the remainder of their lease terms. During the year, 21 of the L&N units were converted and are operating as other Ruby Tuesday Group restaurants. One additional unit was converted and reopened as a Tia's shortly after year-end. Another unit is in the process of being converted to a Tia's. The remaining 11 units were closed.

  The increase from the original plan in the number of units to be closed did not result in a material increase to the $11.6 million closing cost estimate as the increases necessary for the six additional units ultimately closed were offset by decreases in estimates for the other units closed and the decrease which resulted from the decision to continue to operate the four units discussed above.

                  MORRISON RESTAURANTS INC. AND SUBSIDIARIES

4. PHASE OUT OF THE L&N SEAFOOD GRILL CONCEPT--(CONTINUED)

  Of the original $19.7 million accrued to phase out the concept, $6.0 and $0.9 million of reserves remain outstanding as of June 3, 1995 and December 2, 1995, respectively. The $6.0 million of reserves remaining at June 3, 1995 related to costs anticipated to be incurred to settle lease obligations on closed units ($2.3 million) and property and equipment write-offs which were delayed until settlement of the corresponding lease obligations ($3.7 million). As of December 2, 1995 negotiations for settlement of the three remaining lease obligations were in process. Management hopes to have each of these settled with the landlords by the date of the Distribution and believes the original estimates are still appropriate. Any lease obligations remaining as of the date of Distribution will be the sole responsibility of the Company.

5. NOTES AND MORTGAGES PAYABLE

  Notes and mortgages payable consists of the following:

                                                         (IN THOUSANDS)
                                                   ---------------------------
                                                   JUNE 4, JUNE 3, DECEMBER 2,
                                                     1994    1995     1995
                                                   ------- ------- -----------
                                                                   (UNAUDITED)
Revolving credit facility......................... $       $30,800   $67,980
8.88% Senior promissory notes payable to Life
 Insurance Company of Georgia.....................  7,392
Other notes and mortgages.........................    558    1,290     1,247
                                                   ------  -------   -------
                                                    7,950   32,090    69,227
Less current maturities...........................  2,483       87        91
                                                   ------  -------   -------
                                                   $5,467  $32,003   $69,136
                                                   ======  =======   =======

   Annual maturities of notes and mortgages at June 3, 1995
    are as follows (in thousands):
     1996....................................................     $    87
     1997....................................................          95
     1998....................................................         103
     1999....................................................         112
     2000....................................................      30,880
     Subsequent years........................................         813
                                                                  -------
       Total.................................................     $32,090
                                                                  =======

  During the quarter ended September 3, 1994, the Company retired the 8.88% Senior Promissory Note payable to Life Insurance Company of Georgia.

  On September 30, 1994, the Company entered into a five-year revolving line of credit with various banks which allows the Company to borrow up to $200.0 million under various interest rate options. Commitment fees ranging from 0.0625% to 0.15% per annum are payable on the unused portion of the credit facility. At June 3, 1995, the Company had $30.8 million of allocated borrowings outstanding with various banks under the terms of the agreement at interest rates ranging from 6.32% to 6.44% per annum. Such borrowings (with maturities up to 180 days) have been classified as long-term based on the Company's ability and intent to refinance such borrowings under the revolving facility. Based on the intended allocation of debt as of the date of the Distribution, a pro rata percentage of Morrison's December 2, 1995 outstanding balance under the revolving line of credit was allocated to MHC. This amount, which totaled $32.0 million, is to be assumed by MHC at that date.

  The credit facility provides for certain restrictions on incurring additional indebtedness and to certain funded debt, net worth, and fixed charge coverage requirements. At June 3, 1995, retained earnings in the amount of $39.4 million were available for distribution under the debt restrictions.

                  MORRISON RESTAURANTS INC. AND SUBSIDIARIES

5. NOTES AND MORTGAGES PAYABLE--(CONTINUED)

  The Company is currently negotiating with lenders for a five-year credit facility which will replace allocated borrowings outstanding under Morrison's current revolver shortly after the Distribution. It is expected that the covenants in the Company's new credit facility will result in restrictions similar to these imposed under the current revolving credit facility and will not impose any material restrictions on the Company.

  In addition, at December 2, 1995, the Company had committed lines of credit amounting to $32.0 million (of which $14.3 million remain available at December 2, 1995) and non-committed lines of credit amounting to $94.0 million with various banks at various interest rates. All of these lines are subject to periodic review by each bank and may be canceled by the Company at any time. The Company utilized its lines of credit to meet operational cash needs during fiscal 1995. Borrowings on these lines of credit were $17.4 million, $12.6 million and $17.7 million at June 4, 1994, June 3, 1995, and December 2, 1995, respectively.

  In order to control its fiscal 1996 interest costs on its five-year revolving line of credit and other bank lines of credit, the Company entered into an interest rate swap agreement during the fourth quarter of fiscal 1995. This swap agreement, which has a notional amount accreting from $85.0 to $115.0 million, effectively limits the interest rate to a maximum of 7.02% per annum for the one year period commencing June 5, 1995.

  Interest expense capitalized in connection with financing additions to property and equipment amounted to approximately $1.0, $1.0 and $1.0 million for the years ended June 4, 1994 and June 3, 1995, and the twenty-six weeks ended December 2, 1995, respectively.

6. LEASES

  Various operations of the Company are conducted in leased premises. Initial lease terms expire at various dates over the next 24 years and may provide for escalation of rent during the lease term. Most of these leases provide for additional contingent rents based upon sales volume and contain options to renew (at adjusted rentals for some leases). The administrative headquarters has a lease term ending in 1998 and provides an option to purchase at a nominal amount at the end of the initial lease term.

  Assets recorded under capital leases (included in Property and Equipment in the accompanying consolidated balance sheets) are as follows:

                                                           (IN THOUSANDS)
                                                     ---------------------------
                                                     JUNE 4, JUNE 3, DECEMBER 2,
                                                      1994    1995      1995
                                                     ------- ------- -----------
                                                                     (UNAUDITED)
   Buildings........................................ $4,500  $4,500    $4,500
   Other equipment..................................     50      50        50
                                                     ------  ------    ------
                                                      4,550   4,550     4,550
   Less accumulated amortization....................  2,033   2,149     2,209
                                                     ------  ------    ------
                                                     $2,517  $2,401    $2,341
                                                     ======  ======    ======

  At June 3, 1995, the future minimum lease payments under operating leases for the next five years and in the aggregate are as follows:

                                                                  (IN THOUSANDS)
   1996..........................................................    $ 32,133
   1997..........................................................      32,730
   1998..........................................................      32,643
   1999..........................................................      32,151
   2000..........................................................      31,134
   Subsequent years..............................................     253,546
                                                                     --------
     Total minimum lease payments................................    $414,337
                                                                     ========

                  MORRISON RESTAURANTS INC. AND SUBSIDIARIES

6. LEASES--(CONTINUED)

  Rental expense pursuant to operating leases is summarized as follows:

                                                 (IN THOUSANDS)
                                 -----------------------------------------------
                                    FISCAL YEAR ENDED    TWENTY-SIX WEEKS ENDED
                                 ----------------------- -----------------------
                                 JUNE 5, JUNE 4, JUNE 3, DECEMBER 3, DECEMBER 2,
                                  1993    1994    1995      1994        1995
                                 ------- ------- ------- ----------- -----------
                                                         (UNAUDITED) (UNAUDITED)
   Minimum rent................. $20,529 $24,732 $30,337   $13,496     $15,801
   Contingent rent..............   1,733   1,677   1,416       900       1,944
                                 ------- ------- -------   -------     -------
                                 $22,262 $26,409 $31,753   $14,396     $17,745
                                 ======= ======= =======   =======     =======

7. INCOME TAXES

  The Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" in fiscal 1993. The cumulative effect of this change in accounting principle increased fiscal 1993 net income by $0.6 million, and is reported separately in the statement of income for the fiscal year ended June 5, 1993.

  The components of income tax expense (benefit) are as follows:

                                            (IN THOUSANDS)
                           ------------------------------------------------
                              FISCAL YEAR ENDED     TWENTY-SIX WEEKS ENDED
                           ----------------------- ------------------------
                           JUNE 5, JUNE 4, JUNE 3, DECEMBER 3, DECEMBER 2,
                            1993    1994    1995      1994         1995
                           ------- ------- ------- ----------- ------------
                                                   (UNAUDITED) (UNAUDITED)
   Current:
     Federal.............. $5,093  $3,835  $1,959    $ 3,487      $1,430
     State................  1,049     963     567        937         501
                           ------  ------  ------    -------      ------
                            6,142   4,798   2,526      4,424       1,931
   Deferred:
     Federal..............  2,714   4,105   2,313     (5,250)        993
     State................    544     804     188     (1,013)        114
                           ------  ------  ------    -------      ------
                            3,258   4,909   2,501     (6,263)      1,107
                           ------  ------  ------    -------      ------
                           $9,400  $9,707  $5,027    $(1,839)     $3,038
                           ======  ======  ======    =======      ======

  Deferred tax assets and liabilities are comprised of the following:

                                      (IN THOUSANDS)
                                ----------------------------
                                JUNE 4,  JUNE 3, DECEMBER 2,
                                 1994     1995      1995
                                -------  ------- -----------
                                                 (UNAUDITED)
   Deferred tax assets
     Employee benefits......... $3,164   $ 3,609   $ 4,075
     Insurance reserves........  3,185     3,124     3,734
     Unit closing reserve......            2,626       555
     Escalating rents..........  2,100     2,348     2,840
     Acquired net operating
      losses...................            2,629     2,202
     Other.....................     (4)      245       694
                                ------   -------   -------
       Total deferred tax
        assets.................  8,445    14,581    14,100
                                ------   -------   -------

                  MORRISON RESTAURANTS INC. AND SUBSIDIARIES

7. INCOME TAXES--(CONTINUED)

                                                        (IN THOUSANDS)
                                                 -------------------------------
                                                 JUNE 4,   JUNE 3,   DECEMBER 2,
                                                   1994      1995       1995
                                                 --------  --------  -----------
                                                                     (UNAUDITED)
   Deferred tax liabilities
     Depreciation............................... $ 20,492  $ 24,534   $ 25,592
     Retirement plans...........................      155       624        165
     Prepaid deductions.........................    1,174     1,593      2,034
     Other......................................     (143)      936      1,416
                                                 --------  --------   --------
       Total deferred tax liabilities...........   21,678    27,687     29,207
                                                 --------  --------   --------
   Net deferred tax asset (liability)........... $(13,233) $(13,106)  $(15,107)
                                                 ========  ========   ========

  At June 3, 1995, the Company had net operating loss carryforwards for tax purposes of approximately $6.7 million as a result of the acquisition of Tias, Inc., which expire through 2002. The Company's net operating loss carryforwards are subject to an annual limitation for tax reporting purposes due to changes in ownership of the acquired company.

  A reconciliation from the statutory federal income tax expense (benefit) to the reported income tax expense is as follows:

                                             (IN THOUSANDS)
                             --------------------------------------------------
                                FISCAL YEAR ENDED         TWENTY-SIX WEEKS ENDED
                             -------------------------  ---------------------------
                             JUNE 5,  JUNE 4,  JUNE 3,  DECEMBER 3, DECEMBER 2,
                              1993     1994     1995       1994        1995
                             -------  -------  -------  ----------- -----------
                                                        (UNAUDITED) (UNAUDITED)
   Statutory federal income
    taxes..................  $8,835   $ 9,735  $ 5,639    $(1,037)    $3,268
   State income taxes net
    of federal income tax
    benefit................   1,088     1,128      549        (49)       394
   Tax credits.............    (462)   (1,579)  (2,964)    (1,293)    (1,265)
   Other, net..............     (61)      423    1,803        540        641
                             ------   -------  -------    -------     ------
                             $9,400   $ 9,707  $ 5,027    $(1,839)    $3,038
                             ======   =======  =======    =======     ======

  The effective income tax rate was 36.6%, 34.9%, 31.2%, 62.1%, and 32.5% in 1993, 1994, 1995, and the twenty-six weeks ended December 3, 1994 and December 2, 1995, respectively. The increase in the effective tax rate for the twenty-six weeks ended December 3, 1994 is attributable to the tax effect of the $19.7 million L&N conversion/closing costs.

8. EMPLOYEE BENEFIT PLANS

 Salary Deferral Plan

  Under the Morrison Restaurants Inc. Salary Deferral Plan each eligible employee, as defined in the Plan, may elect to make pre-tax contributions to a trust fund in amounts ranging from 2% to 10% of their annual earnings. Employees contributing a pre-tax contribution of at least 2% may elect to make after-tax contributions not in excess of 10% of annual earnings. The Company contribution to the Plan is based on the employee's pre-tax contribution and years of service. After three years of service the Company contributes 20% of the employee's pre-tax contribution, 30% after ten years of service and 40% after 20 years of service. Normally, the full amount of each participant's interest in the trust fund is paid upon retirement or total disability. However, the Plan allows participants to make early withdrawals of pre-tax and after-tax contributions, subject to certain restrictions. The Plan may be terminated by the Company at any time. The Company's contributions to the trust fund approximated $70,000, $72,000, $73,000, $38,000, and $37,000 for
1993, 1994, 1995, and the twenty-six weeks ended December 3, 1994 and December 2, 1995, respectively.

                  MORRISON RESTAURANTS INC. AND SUBSIDIARIES

8. EMPLOYEE BENEFIT PLANS--(CONTINUED)

 Deferred Compensation Plan

  The Company maintains the Morrison Restaurants Inc. Deferred Compensation Plan for certain selected employees. The provisions of this non-qualified Plan are similar to those of the Salary Deferral Plan except for the employees who are eligible to participate. The Company's contributions under the Plan approximated $139,000, $151,000, $146,000, $77,000, and $72,000 for 1993,
1994, 1995, and the twenty-six weeks ended December 3, 1994 and December 2, 1995, respectively. Assets of the Plan are held by a rabbi trust. Under current accounting rules, assets of a rabbi trust must be accounted for as if they are assets of the Company, therefore, all earnings and expenses are recorded in the Company's financial statements. The net of the rabbi trust's earnings and losses is recorded as additional liability to the participants and is considered to be interest expense to the Company. The Company recorded $127,000, $177,000, $327,000, $75,000, and $90,000 of interest expense for this Plan in 1993, 1994, 1995, and the twenty-six weeks ended December 3, 1994 and December 2, 1995, respectively. Assets of the Plan approximated $4.9 million, $6.1 million, and $6.6 million at June 4, 1994, June 3, 1995, and December 2, 1995.

 Retirement Plan

  Effective December 31, 1987, the Morrison Restaurants Inc. Retirement Plan was amended so that no additional benefits will accrue and no new participants will enter the Plan after that date. Participants will receive benefits based upon salary and length of service. No contribution was made in 1993, 1994 or 1995. The Company recorded net pension expense of $2,000 in each of 1993, 1994, and 1995.

 Executive Supplemental Pension Plan

  Under the unfunded Executive Supplemental Pension Plan, selected employees become eligible to receive supplemental retirement payments based upon salary and length of service, reduced by social security benefits and amounts otherwise receivable under the Retirement Plan. Expenses under the Plan approximated $321,000, $399,000, $466,000, $234,000 and $224,000 for 1993,
1994, 1995 and the twenty-six weeks ended December 3, 1994 and December 2, 1995, respectively.


 Management Retirement Plan

  Under the unfunded Morrison Restaurants Inc. Management Retirement Plan, individuals actively employed by the Company as of June 1, 1989, or thereafter, who have 15 years of credited service and whose average annual compensation for the immediately preceding three calendar years equaled or exceeded $40,000, become participants. Participants will receive benefits based upon salary and length of service, reduced by social security benefits and benefits payable under the Retirement Plan and Executive Supplemental Pension Plan. Expenses recognized approximated $35,000, $90,000, $95,000, $70,000 and $70,000 in 1993, 1994, 1995, and for the twenty-six weeks ended December 3, 1994 and December 2, 1995, respectively.

  To provide a funding source for the payments of benefits under the Executive Supplemental Pension Plan and the Management Retirement Plan, the Company owns whole-life insurance contracts on some of the participants. The cash value of these policies net of policy loans allocated to the Company is $1,001,000 at June 3, 1995. The Company has established a rabbi trust to hold the policies and death benefits as they are received.

  The following table details the components of pension expense, the funded status and amounts recognized in the Company's Consolidated Financial Statements for the Management Retirement Plan, the Executive Supplemental Pension Plan, and the Retirement Plan. Amounts presented are in thousands.

                   MORRISON RESTAURANTS INC. AND SUBSIDIARIES

8. EMPLOYEE BENEFIT PLANS--(CONTINUED)

                                                                     ACCUMULATED BENEFITS EXCEED ASSETS--
                              ASSETS EXCEED ACCUMULATED BENEFITS--      EXECUTIVE SUPPLEMENTAL PENSION
                                        RETIREMENT PLAN              PLAN AND MANAGEMENT RETIREMENT PLAN
                             -------------------------------------- --------------------------------------
                             JUNE 5, 1993 JUNE 4, 1994 JUNE 3, 1995 JUNE 5, 1993 JUNE 4, 1994 JUNE 3, 1995
                             ------------ ------------ ------------ ------------ ------------ ------------
   Components of pension
    expense (income):
     Service cost..........      $            $            $          $    69      $    71      $    73
     Interest cost.........        34           31           31           217          247          276
     Actual return on plan
      assets...............       (42)         (46)         (10)
     Amortization and
      deferral.............         6           13          (23)           70          171          123
     Other.................                                                                          89
                                 ----         ----         ----       -------      -------      -------
                                 $ (2)        $ (2)        $ (2)      $   356      $   489      $   561
                                 ====         ====         ====       =======      =======      =======
   Plan assets at fair
    value..................      $427         $446         $382       $     0      $     0      $     0
                                 ----         ----         ----       -------      -------      -------
   Actuarial present value
    of projected benefit
    obligations:
     Accumulated benefit
      obligations:
       Vested..............       354          435          374         1,280        2,088        3,434
       Nonvested...........                                               430          598            8
     Provision for future
      salary increases.....                                               789        1,515          883
                                 ----         ----         ----       -------      -------      -------
   Total projected benefit
    obligations............       354          435          374         2,499        4,201        4,325
                                 ----         ----         ----       -------      -------      -------
   Excess (deficit) of plan
    assets over projected
    benefit obligations....        73           11            8        (2,499)      (4,201)      (4,325)
   Unrecognized net loss
    (gain).................       ( 7)          67           74        (1,297)         160         (265)
   Unrecognized prior
    service cost...........         1                                     273          211          665
   Unrecognized net
    transition
    obligations............        51           47           41         1,403        1,291          993
   Additional minimum
    liability..............                                              (129)        (343)        (578)
                                 ----         ----         ----       -------      -------      -------
   Prepaid (accrued)
    pension cost...........      $118         $125         $123       $(2,249)     $(2,882)     $(3,510)
                                 ====         ====         ====       =======      =======      =======

                  MORRISON RESTAURANTS INC. AND SUBSIDIARIES

8. EMPLOYEE BENEFIT PLANS--(CONTINUED)

  The Retirement Plan's assets include common stock, fixed income securities, short-term investments and cash. The weighted-average discount rate for all three plans is 9.5%, 7.5%, and 8.5% for 1993, 1994 and 1995, respectively. The rate of increase in compensation levels for the Executive Supplemental Pension Plan and Management Retirement Plan is 5% for 1993 and 1994 and 4% for 1995. The expected long-term rate of return on plan assets for the Retirement Plan is 10% for all three years.

9. POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

  The Company provides health care benefits to substantially all retired employees and life insurance benefits to certain retirees. Benefits are funded as medical claims and life insurance premiums are incurred. Retirees become eligible for retirement benefits if they have met certain service and minimum age requirements at date of retirement. The Company accrues expenses related to postretirement health care and life insurance benefits during the years an employee provides services. The total postretirement benefit costs for 1993, 1994 and 1995 were $11,000, $14,000 and $17,000, respectively.

  In 1993, the Company adopted Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions" (FAS 106). The cumulative effect of this change in accounting for years prior to 1993 resulted in a charge of approximately $18,000.

  The actuarial present value of accumulated postretirement benefit obligations and the amounts recognized in the Company's consolidated balance sheet are as follows:

                                                                 (IN THOUSANDS)
                                                                 ---------------
                                                                 JUNE 4, JUNE 3,
                                                                  1994    1995
                                                                 ------- -------
   Retirees.....................................................  $ 113   $ 123
   Fully eligible active plan participants......................     23      19
   Other active plan participants...............................     17      13
                                                                  -----   -----
   Accumulated postretirement benefit obligation................    153     155
   Unrecognized net loss........................................    (45)    (35)
                                                                  -----   -----
   Accrued postretirement benefit cost..........................  $ 108   $ 120
                                                                  =====   =====

  The postretirement benefit cost is as follows:

                                                             (IN THOUSANDS)
                                                         -----------------------
                                                            FISCAL YEAR ENDED
                                                         -----------------------
                                                         JUNE 5, JUNE 4, JUNE 3,
                                                          1993    1994    1995
                                                         ------- ------- -------
   Service cost.........................................   $ 1     $ 1     $ 1
   Interest cost........................................    10      10      12
   Amortization of unrecognized net loss................             3       4
                                                           ---     ---     ---
   Postretirement benefit cost..........................   $11     $14     $17
                                                           ===     ===     ===

  The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 0% because at the time of adoption of FAS 106, the Company amended its plan to fix current and future contribution levels at the rates in place at that time. Increases in health care cost due to factors such as inflation, changes in health care utilization or delivery patterns, technological advances, and changes in the health status of plan participants will be borne by the participants. Measurement of the accumulated Postretirement benefit obligation was based on an assumed 7.5% discount rate for fiscal 1994 and 8.5% for 1995.

                  MORRISON RESTAURANTS INC. AND SUBSIDIARIES

10. PREFERRED STOCK

  Under its Certificate of Incorporation the Company is authorized to issue preferred stock with a par value of $0.01 in an amount not to exceed 250,000 shares which may be divided into and issued in designated series, with dividend rates, rights of conversion, redemption, liquidation prices and other terms or conditions as determined by the Board of Directors. No preferred shares have been issued as of June 3, 1995. The Board of Directors has designated 50,000 of such shares as Series A Junior Participating Preferred Stock and has issued rights to acquire such shares, upon certain events, with an exercise price of $75.00 per one one-thousandth of a share, subject to adjustment. The rights expire on April 9, 1997, and may be redeemed prior to ten days after the acquisition of 20% or more of the Company's common stock.

11. CAPITAL STOCK, OPTIONS AND BONUS PLANS

 The Morrison Restaurants Inc. Stock Incentive Plan

  In September, 1992, the shareholders approved The Morrison Restaurants Inc. Stock Incentive Plan which is an amendment and restatement of the Morrison Restaurants Inc. 1989 Non-Qualified Stock Option Plan. A Committee, appointed by the Board, administers the Plan on behalf of the Company and has complete discretion to determine participants and the terms and provisions of Stock Incentives, subject to the Plan. The Plan permits the Committee to make awards of shares of common stock, awards of derivative securities related to the value of the common stock, and certain cash awards to eligible persons. These discretionary awards may be made on an individual basis or pursuant to a program approved by the Committee for the benefit of a group of eligible persons. The Plan permits the Committee to make awards of a variety of stock incentives, including (but not limited to) dividend equivalent rights, incentive stock options, non-qualified stock options, performance unit awards, phantom shares, stock appreciation rights and stock awards. All shares and grants awarded under the Plan have been at the prevailing market value at the time of issue or grant. During 1995, 17,000 shares were issued under the Plan. At June 3, 1995, the Company had reserved a total of 1,182,000 shares of common stock for this Plan.

 The Morrison Restaurants Inc. Stock Incentive and Deferred Compensation Plan for Directors

  In September, 1994, the shareholders approved the Morrison Restaurants Inc. Stock Incentive and Deferred Compensation Plan for Directors, which is an amendment and restatement of a similarly titled 1992 plan. In general, the Plan sets a target ownership level for non-management directors. To facilitate attaining the target ownership level, the Plan provides that the directors must use 60% of their retainer to purchase shares of the Company. Each director purchasing stock receives an additional 15% of the shares purchased and three times the total shares in options which after six months are exercisable for five years from the grant date. During 1995, 2,000 shares were issued under the Plan. Pursuant to this Plan, a one-time restricted stock award totaling 10,000 shares was made in fiscal 1995 to non-management directors who were elected after September, 1993. All options awarded under the Plan have been at the prevailing market value at the time of issue or grant. A Committee, appointed by the Board, administers the Plan on behalf of the Company. At June 3, 1995, the Company had reserved 195,000 shares of common stock for the Directors' Plan.


 The Morrison Restaurants Inc. 1993 Non-Executive Stock Incentive Plan

  In October, 1993, the Board of Directors approved the Morrison Restaurants Inc. 1993 Non-Executive Stock Incentive Plan. A committee, appointed by the Board, administers the Plan on behalf of the Company and has full authority in its discretion to determine the officers and key employees to whom stock incentives are granted and the terms and provisions of stock incentives, subject to the Plan. All shares and grants awarded under the Plan have been at the prevailing market value at the time of issue or grant. During 1995, 69,000 shares were issued under the Plan. At June 3, 1995, the Company had reserved a total of 1,322,000 shares of common stock for this Plan.

  In addition to the above plans, stock options remain outstanding on two terminated plans, the Morrison Restaurants Inc. Long-Term Incentive Plan, which was effective from 1984 to 1989, and the Morrison Restaurants Inc. Stock Bonus and Non-Qualified Stock Option Plan, which was effective from 1986 to 1992.

                  MORRISON RESTAURANTS INC. AND SUBSIDIARIES

11. CAPITAL STOCK, OPTIONS AND BONUS PLANS--(CONTINUED)

Options to purchase 26,000 and 1,040,000 shares, respectively, remain outstanding under the terms of these two plans at June 3, 1995.

  The following table summarizes the activity in options under these stock option plans prior to consideration of the effect of the Distribution:

                                                  (IN THOUSANDS)
                                     ------------------------------------------
                                          NUMBER OF SHARES UNDER OPTION
                                     ------------------------------------------
                                         1993          1994           1995
                                     ------------  -------------  -------------
   Beginning of year................        2,258          2,386          2,717
   Granted..........................          492            755            343
   Exercised........................         (267)          (313)          (258)
   Forfeited........................          (97)          (111)          (107)
                                     ------------  -------------  -------------
   End of year......................        2,386          2,717          2,695
                                     ============  =============  =============
   Exercisable......................          558            958            971
                                     ============  =============  =============
   Outstanding options' prices...... $5.40-$16.75  $ 5.40-$25.38  $ 7.61-$28.75
                                     ============  =============  =============
   Exercised options' prices........ $5.40-$11.50  $ 5.40-$11.36   $5.40-$25.38
                                     ============  =============  =============
   Granted options' prices.......... $8.17-$16.75  $11.88-$25.38  $14.01-$28.75
                                     ============  =============  =============

12. CONTINGENCIES

  At June 3, 1995, the Company was contingently liable for approximately $10.2 million in letters of credit, issued primarily in connection with its workers' compensation and casualty insurance programs.

  The Company is presently, and from time to time, subject to pending claims and lawsuits arising in the ordinary course of its business. In the opinion of management, the ultimate resolution of these pending legal proceedings will not have a material adverse effect on the Company's operations or consolidated financial position.

13. SUBSEQUENT EVENTS

  On January 10, 1996 the Company announced that it will adopt Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" (FAS 121) in the third quarter of fiscal 1996. Also at that time, the Company will recognize charges associated with the spin-off of MFC and MHC and other costs associated with the closing of 16 restaurants that have not met management's financial performance requirements.

  In accordance with the adoption of FAS 121, a pre-tax charge of $25.4 million will be recorded comprised of the following: impairment to be recognized on the 16 units approved for closure within one year by the Board of Directors on January 10, 1996, $9.9 million; impairment on in-unit computer equipment ($0.7 million) and write-offs resulting from management's decision to abandon parts of an information technology plan ($3.8 million) approved on that same date; and impairment on units remaining open, $11.0 million.

  Based upon its review of negative cash flow and operating loss units and other considerations, management presented to the Board a list consisting of ten Ruby Tuesdays, four Mozzarella's and two Tia's restaurants for approval for closure. The expected loss on disposal of the long-term assets, net of an assumed salvage value of $0.6 million, was $9.9 million. Included in this amount is $0.6 million which represents the goodwill associated with the two Tia's units to be closed. Negative cash flow and operating loss units not recommended for closure were reviewed for impairment. Management believed that these units might have been impaired based upon poor

                  MORRISON RESTAURANTS INC. AND SUBSIDIARIES

13. SUBSEQUENT EVENTS--(CONTINUED)

operating performance. Accordingly, management estimated the undiscounted future net cash flows to be generated by these units and determined that certain of them would not likely generate net cash flows in excess of carrying value. Management then estimated the fair value of those units using discounted net cash flow as a measure of fair value. This will result in a write-down of $11.0 million on those units.

  Prior to the announcement of the spin-off on September 27, 1995, the Company was undertaking an information technology project intended, among other things, to update or replace certain accounting and human resource systems for all of Morrison. Upon announcement of the intended spin-off, management of the Company initiated a project by project review of the information technology plan. Upon completion of its review, management has decided to abandon certain of the projects in development, including the project to update or replace certain accounting and human resource systems. In connection therewith, the Company also plans to dispose of certain in-unit computer equipment and to replace that equipment with computers more technologically advanced. At the January 10, 1996 Board meeting, such actions were approved by the Board of Directors. Accordingly, the Company anticipates recording a charge of $3.8 million for the write-off of certain information technology projects and $0.7 million for the remaining carrying value of the equipment, in the third quarter.

  In addition to the write-down of fixed assets to occur on the 16 units to be closed, the Company will accrue charges of $3.5 million relating to the settlement of the related lease obligations. Management estimates that it can negotiate lease settlements on units within 36 months and does not expect to sublease any units. One of the units to be closed is company-owned.

  Other charges of $2.0 million anticipated to be recorded consist primarily of estimated professional and other fees to be incurred in accordance with the Distribution, ($1.1 million), severance pay for staff reductions expected during the quarter, ($0.6 million), and miscellaneous other asset write-offs ($0.3 million).

14. SUPPLEMENTAL QUARTERLY FINANCIAL DATA (UNAUDITED)

  Quarterly financial results for the years ended June 4, 1994 and June 3, 1995, are summarized below. All quarters are composed of 13 weeks. Amounts presented are in thousands.

                                    FIRST    SECOND   THIRD    FOURTH
                                   QUARTER  QUARTER  QUARTER  QUARTER   TOTAL
                                   -------- -------- -------- -------- --------
   For the year ended June 4,
    1994:
     Revenues....................  $107,250 $110,597 $122,737 $118,455 $459,039
                                   ======== ======== ======== ======== ========
     Gross profit*...............  $ 19,776 $ 19,798 $ 25,674 $ 20,329 $ 85,577
                                   ======== ======== ======== ======== ========
     Income before income taxes..  $  6,371 $  5,450 $ 10,164 $  5,829 $ 27,814
     Provision for federal and
      state income taxes.........     2,224    1,902    3,548    2,033    9,707
                                   -------- -------- -------- -------- --------
     Net income from continuing
      operations.................     4,147    3,548    6,616    3,796   18,107
     Net income from discontinued
      operations.................     3,962    8,490    5,684    8,441   26,577
                                   -------- -------- -------- -------- --------
     Net income..................  $  8,109 $ 12,038 $ 12,300 $ 12,237 $ 44,684
                                   ======== ======== ======== ======== ========
     Earnings per common and
      common equivalent share:
       Continuing operations.....  $   0.11 $   0.10 $   0.18 $   0.10 $   0.49
       Discontinued operations...      0.11     0.22     0.15     0.23     0.71
                                   -------- -------- -------- -------- --------
                                   $   0.22 $   0.32 $   0.33 $   0.33 $   1.20
                                   ======== ======== ======== ======== ========

                   MORRISON RESTAURANTS INC. AND SUBSIDIARIES

14. SUPPLEMENTAL QUARTERLY FINANCIAL DATA (UNAUDITED)--(CONTINUED)

                                FIRST        SECOND   THIRD    FOURTH
                               QUARTER      QUARTER  QUARTER  QUARTER   TOTAL
                               --------     -------- -------- -------- --------
   For the year ended June 3,
    1995:
     Revenues................  $113,284     $120,778 $142,094 $139,156 $515,312
                               ========     ======== ======== ======== ========
     Gross profit*...........  $ 24,026     $ 24,232 $ 28,626 $ 23,854 $100,738
                               ========     ======== ======== ======== ========
     Income before income
      taxes..................  $(11,229)**  $  8,267 $ 12,293 $  6,781 $ 16,112
     Provision for federal
      and state income
      taxes..................   (4,784)        2,945    4,425    2,441    5,027
                               --------     -------- -------- -------- --------
     Net income from
      continuing operations..   (6,445)        5,322    7,868    4,340   11,085
     Net income from
      discontinued
      operations.............    30,955 ***    6,809    5,274    8,048   51,086
                               --------     -------- -------- -------- --------
     Net income..............  $ 24,510     $ 12,131 $ 13,142 $ 12,388 $ 62,171
                               ========     ======== ======== ======== ========
     Earnings per common and
      common equivalent
      share:
       Continuing
        operations...........  $  (0.18)    $   0.15 $   0.22 $   0.12 $   0.31
       Discontinued
        operations...........      0.85         0.19     0.15     0.23     1.42
                               --------     -------- -------- -------- --------
                               $   0.67     $   0.34 $   0.37 $   0.35 $   1.73
                               ========     ======== ======== ======== ========

--------
  * The Company defines gross profit as revenue less cost of merchandise, payroll, and related costs and other operating costs and expenses.

 ** Includes a pre-tax loss of $19.7 million recognized upon the decision to phase out the L&N Seafood Grill concept.

*** Includes a pre-tax gain of $46.8 million ($25.8 million net of tax) realized upon the sale of certain business and industry contracts and assets of MHC.

                        REPORT OF INDEPENDENT AUDITORS

Stockholders and Board of Directors
Morrison Restaurants Inc.

  We have audited the accompanying balance sheets of Morrison Fresh Cooking, Inc. (a wholly-owned business of Morrison Restaurants Inc.) as of June 3, 1995 and June 4, 1994, and the related statements of income, owner's equity and cash flows for each of the three fiscal years in the period ended June 3, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Morrison Fresh Cooking, Inc. at June 3, 1995 and June 4, 1994, and the results of its operations and its cash flows for each of the three fiscal years in the period ended June 3, 1995, in conformity with generally accepted accounting principles.

  As discussed in Notes 3 and 5 to the financial statements, in fiscal 1993 Morrison Fresh Cooking, Inc. changed its method of accounting for income taxes and postretirement benefits other than pensions.

                                          Ernst & Young LLP

Atlanta, Georgia

November 17, 1995, except

 for Notes 1 and 9, as to

 which the date is January 10, 1996

                          MORRISON FRESH COOKING, INC.
             (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                              STATEMENTS OF INCOME
                                 (IN THOUSANDS)

                           FOR THE FISCAL YEAR ENDED     TWENTY-SIX WEEKS ENDED
                           ----------------------------  -----------------------
                           JUNE 5,   JUNE 4,   JUNE 3,   DECEMBER 3, DECEMBER 2,
                             1993      1994      1995       1994        1995
                           --------  --------  --------  ----------- -----------
                                                         (UNAUDITED) (UNAUDITED)
Revenues:
  Net sales and operating
   revenues..............  $292,106  $293,520  $294,676   $149,296    $138,148
  Other revenues, net....    (1,074)   (1,027)      (89)      (135)       (130)
                           --------  --------  --------   --------    --------
                            291,032   292,493   294,587    149,161     138,018
                           --------  --------  --------   --------    --------
Operating costs and
 expenses:
  Cost of merchandise....    77,900    79,543    78,987     39,722      39,302
  Payroll and related
   costs.................   111,492   111,702   105,472     54,117      51,897
  Other..................    63,229    58,490    60,618     30,926      28,590
  Selling, general and
   administrative........    14,187    15,837    20,426     10,677       8,728
  Depreciation and
   amortization..........    11,460    10,504    10,277      5,106       5,342
  Interest income........      (346)     (307)     (301)      (188)       (109)
                           --------  --------  --------   --------    --------
                            277,922   275,769   275,479    140,360     133,750
                           --------  --------  --------   --------    --------
Income before provision
 for income taxes and
 cumulative effect of
 accounting changes......    13,110    16,724    19,108      8,801       4,268
Provision for federal and
 state income taxes......     4,898     6,646     7,734      3,624       1,761
                           --------  --------  --------   --------    --------
Income before cumulative
 effect of accounting
 changes.................     8,212    10,078    11,374      5,177       2,507
Cumulative effect of
 accounting changes, net:
  Postretirement benefits
   ......................    (1,921)
  Income taxes...........     1,409
                           --------  --------  --------   --------    --------
Net income...............  $  7,700  $ 10,078  $ 11,374   $  5,177    $  2,507
                           ========  ========  ========   ========    ========


    The accompanying notes are an integral part of the financial statements.

                          MORRISON FRESH COOKING, INC.
             (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                                 BALANCE SHEETS
                                 (IN THOUSANDS)

                                               JUNE 4,    JUNE 3,   DECEMBER 2,
                                                1994       1995        1995
                                              ---------  ---------  -----------
                                                                    (UNAUDITED)
                   ASSETS
Current assets:
  Cash and short-term investments............ $   1,398  $   1,632   $   1,819
  Receivables:
    Trade....................................       443        434         484
    Other....................................       631      1,119       1,155
  Inventories:
    Merchandise..............................     1,392      1,518       1,670
    China, silver and supplies...............     1,387      1,717       1,594
  Prepaid expenses...........................     2,078      2,727       2,478
  Deferred income tax benefits...............     3,921      2,304       2,275
                                              ---------  ---------   ---------
      Total current assets...................    11,250     11,451      11,475
                                              ---------  ---------   ---------
Property and equipment--at cost:
  Land.......................................     5,749      6,636       6,636
  Buildings..................................    16,888     20,273      20,073
  Improvements...............................    68,810     73,011      73,203
  Restaurant equipment.......................    68,046     74,081      77,353
  Other equipment............................    14,326     16,153      16,763
  Construction in progress...................     3,917      8,959       8,906
                                              ---------  ---------   ---------
                                                177,736    199,113     202,934
Less accumulated depreciation and
 amortization................................  (120,484)  (129,714)   (131,401)
                                              ---------  ---------   ---------
                                                 57,252     69,399      71,533
Deferred income tax benefits.................     2,046      2,039       1,874
Other assets.................................     6,913      7,233       7,743
                                              ---------  ---------   ---------
      Total assets........................... $  77,461  $  90,122   $  92,625
                                              =========  =========   =========
       LIABILITIES AND OWNER'S EQUITY
Current liabilities:
  Accounts payable........................... $   8,590  $   9,581   $  10,008
  Accrued liabilities:
    Taxes, other than income taxes...........     3,952      3,181       2,770
    Payroll and related costs................     7,249      4,522       3,850
    Insurance................................     6,946      4,889       4,901
    Rent and other...........................     5,105      4,111       3,650
  Current portion of capital lease
   obligations...............................        75         83          91
                                              ---------  ---------   ---------
      Total current liabilities..............    31,917     26,367      25,270
                                              ---------  ---------   ---------
Capital lease obligations....................       931        848         803
Reserve for unit closings....................     4,782      1,799         657
Other deferred liabilities...................    10,528     13,643      13,725
Owner's equity:
  Investment by and advances from Morrison
   Restaurants Inc...........................    29,303     47,465      52,170
                                              ---------  ---------   ---------
      Total liabilities and owner's equity... $  77,461  $  90,122   $  92,625
                                              =========  =========   =========

    The accompanying notes are an integral part of the financial statements.

                          MORRISON FRESH COOKING, INC.
             (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                          STATEMENTS OF OWNER'S EQUITY
                                 (IN THOUSANDS)

Balance, June 6, 1992................................................. $ 48,200
  Net income..........................................................    7,700
  Net transfers to Morrison Restaurants Inc. .........................  (23,277)
                                                                       --------
Balance, June 5, 1993.................................................   32,623
  Net income..........................................................   10,078
  Net transfers to Morrison Restaurants Inc. .........................  (13,398)
                                                                       --------
Balance, June 4, 1994.................................................   29,303
  Net income..........................................................   11,374
  Net transfers from Morrison Restaurants Inc. .......................    6,788
                                                                       --------
Balance, June 3, 1995.................................................   47,465
  Net income (unaudited)..............................................    2,507
  Net transfers from Morrison Restaurants Inc. (unaudited)............    2,198
                                                                       --------
Balance, December 2, 1995 (unaudited)................................. $ 52,170
                                                                       ========


    The accompanying notes are an integral part of the financial statements.

                          MORRISON FRESH COOKING, INC.
             (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                            STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                FOR THE FISCAL YEAR ENDED             TWENTY-SIX WEEKS ENDED
                          -------------------------------------- ---------------------------------
                          JUNE 5, 1993 JUNE 4, 1994 JUNE 3, 1995 DECEMBER 3, 1994 DECEMBER 2, 1995
                          ------------ ------------ ------------ ---------------- ----------------
                                                                   (UNAUDITED)      (UNAUDITED)
OPERATING ACTIVITIES:
Net income..............    $  7,700     $ 10,078     $ 11,374       $ 5,177          $ 2,507
Adjustments to reconcile
 net income to net cash
 provided by operating
 activities:
 Cumulative effect of
  change in accounting
  principles............         512
 Depreciation and
  amortization..........      11,460       10,504       10,277         5,106            5,342
 Deferred income taxes..      (5,137)        (171)       1,624           451              194
 Loss on disposition of
  assets................       1,011        1,333          605           333              164
 Changes in operating
  assets and
  liabilities:
 (Increase)/decrease in
  receivables...........        (180)         (60)        (450)          (98)             (74)
 (Increase)/decrease in
  inventories...........        (183)         199         (456)         (869)             (29)
 (Increase)/decrease in
  prepaid and other
  assets................       1,664          878         (311)         (506)             250
 Increase/(decrease) in
  accounts payable,
  accrued and other
  liabilities...........       9,136         (971)      (5,426)       (1,525)          (2,165)
 Increase/(decrease) in
  income taxes payable..        (115)        (919)        (338)         (743)             (11)
                            --------     --------     --------       -------          -------
Net cash provided by
 operating activities...      25,868       20,871       16,899         7,326            6,178
                            --------     --------     --------       -------          -------
INVESTING ACTIVITIES:
Purchases of property
 and equipment..........      (7,308)     (10,957)     (19,422)      (14,579)          (7,705)
Proceeds from disposal
 of assets..............         385           64          154           127               65
Other, net..............        (245)        (312)      (4,110)         (314)            (512)
                            --------     --------     --------       -------          -------
Net cash used by
 investing activities...      (7,168)     (11,205)     (23,378)      (14,766)          (8,152)
                            --------     --------     --------       -------          -------
FINANCING ACTIVITIES:
Principal payments on
 capital leases.........        (102)        (106)         (75)          (37)             (37)
Net transfers (to) from
 Morrison
 Restaurants Inc........     (23,277)     (13,398)       6,788         6,177            2,198
                            --------     --------     --------       -------          -------
Net cash provided (used)
 by financing
 activities.............     (23,379)     (13,504)       6,713         6,140            2,161
                            --------     --------     --------       -------          -------
Increase/(decrease) in
 cash and short-term
 investments............      (4,679)     (3,838)          234        (1,300)             187
Cash and short-term
 investments at the
 beginning of the
 period.................       9,915        5,236        1,398         1,398            1,632
                            --------     --------     --------       -------          -------
Cash and short-term
 investments at the end
 of the period..........    $  5,236     $  1,398     $  1,632       $    98          $ 1,819
                            ========     ========     ========       =======          =======
Supplemental Disclosure
 of Cash Flow
 Information--Cash Paid
 for:
 Interest, net..........    $      0     $      0     $     82       $    80          $     0
 Income taxes, net......    $  6,534     $  6,882     $  8,901       $ 2,274          $   400

    The accompanying notes are an integral part of the financial statements.

                         MORRISON FRESH COOKING, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                         NOTES TO FINANCIAL STATEMENTS

                                 JUNE 3, 1995

  (INFORMATION PERTAINING TO THE TWENTY-SIX WEEKS ENDED DECEMBER 3, 1994 AND
                      DECEMBER 2, 1995 IS UNAUDITED)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Basis of Presentation

  Morrison Fresh Cooking, Inc. (the "Company") is a wholly-owned family dining restaurant business of Morrison Restaurants Inc. ("Morrison"). The accompanying financial statements have been prepared as if Morrison's family dining business had operated as a stand-alone entity for all periods presented. Such statements include the assets, liabilities, revenues and expenses that are directly related to the Company's operations. They also include an allocation of certain assets, liabilities and general corporate expenses of Morrison, such as executive payroll, legal, data processing and interest, which are related to the Company. Amounts were allocated using a specific identification method where appropriate and on a pro rata basis otherwise. Management believes the allocation methods used are reasonable.

  On September 27, 1995, Morrison announced a plan to spin-off ("the Distribution") its family dining business and health care contract food and nutrition business (another division of Morrison, to be known as Morrison Health Care, Inc.) to Morrison's shareholders. The spin-off will result in the family dining and health care contract food and nutrition businesses operating as two separate stand-alone, publicly traded companies. As part of the spin-off, Morrison intends to reincorporate in the state of Georgia and change its name to Ruby Tuesday, Inc. ("RTI"). The spin-off is subject to shareholder approval and receipt of a ruling from the Internal Revenue Service that the transaction will be tax free to Morrison and its shareholders. Subsequent to December 2, 1995, the Company was established as a wholly-owned corporate subsidiary of Morrison.

  Prior to the spin-off the Company will enter into a shared services agreement with RTI and Morrison Health Care, Inc. ("MHC") pursuant to which each of the three companies will agree to provide to the other parties certain services, subject to certain conditions, on an "as needed" basis.

 Fiscal Year

  The Company's fiscal year ends on the first Saturday after May 30. The fiscal years ended June 5, 1993, June 4, 1994, and June 3, 1995 were comprised of 52 weeks.

 Cash and Short-Term Investments

  The Company's cash management program provides for the investment of excess cash balances in short- term money market instruments. Short-term investments are stated at cost, which approximates market. The Company considers marketable securities with a maturity of three months or less when purchased to be short-term investments.

 Inventories

  Inventories consist of materials, food supplies, china and silver and are stated at the lower of cost (first in- first out) or market.

 Property and Equipment and Depreciation

  Depreciation for financial reporting purposes is computed using the straight-line method over the estimated useful lives of the assets or, for capital lease property, over the term of the lease, if shorter. Annual rates of depreciation range from 3% to 5% for buildings and from 8% to 34% for restaurant and other equipment.

                         MORRISON FRESH COOKING, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

  During March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" (FAS 121). FAS 121 requires that, beginning in fiscal years starting after December 15, 1995, long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Long-lived assets and certain identifiable intangibles to be disposed of are generally to be reported at the lower of carrying amount or fair value less cost to sell. Currently, the Company recognizes such impairment upon the decision to close a unit. Subsequent to December 2, 1995, the Company completed its analysis of the financial statement impact of adoption of FAS 121. A charge of $11.8 million will be taken in the third quarter. See Note 9 of Notes to Consolidated Financial Statements for more information.

 Income Taxes

  The accompanying statements of income reflect an income tax expense representing the Company's allocated share of Morrison's tax expense. The allocated income tax expense approximates the tax expense of the Company on a stand-alone basis.

  Deferred income taxes are determined utilizing a liability approach. This method gives consideration to the future tax consequences associated with differences between financial accounting and tax bases of assets and liabilities.

 Pre-Opening Expenses

  Salaries, personnel training costs and other expenses of opening new facilities are charged to expense as incurred.

 Fair Value of Financial Instruments

  The Company's financial instruments at June 4, 1994 and June 3, 1995 consisted of cash and short-term investments. The fair value of these financial instruments approximated the carrying amounts reported in the balance sheets.

 Owner's Equity

  Prior to the Distribution, the Company's Certificate of Incorporation will provide that authorized capital stock will consist of 100,000,000 shares of common stock ($0.01 par value) and 250,000 shares of preferred stock ($0.01 par value). All of the shares of Morrison Fresh Cooking, Inc. common stock distributed by Morrison will be fully paid and non-assessable. Following the Distribution there will be approximately 8,630,000 shares of Morrison Fresh Cooking, Inc. common stock outstanding. None of the shares of preferred stock will be issued or outstanding at the Distribution Date.

 Stock-Based Employee Compensation Plans

  During October, 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation" (FAS 123). FAS 123 establishes financial accounting and reporting standards for stock-based employee compensation plans. The Statement defines a fair value based method of accounting for an employee stock option or similar equity instrument. The Statement

                         MORRISON FRESH COOKING, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

allows an entity to continue to measure compensation cost for those plans using the intrinsic value based method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees". The Company intends to continue to measure compensation cost following the principles of APB Opinion No. 25 and will therefore be required to present pro forma disclosures of net income and earnings per share as if the fair value based method had been applied beginning in fiscal 1997.

2. LEASES

  Various operations of the Company are conducted in leased premises. Initial lease terms expire at various dates over the next 20 years and may provide for escalation of rent during the lease term. Most of these leases provide for additional contingent rents based upon sales volume and contain options to renew (at adjusted rentals for some leases).

  Assets recorded under capital leases (included in Property and Equipment in the accompanying balance sheets) are as follows:

                                                           (IN THOUSANDS)
                                                     ---------------------------
                                                     JUNE 4, JUNE 3, DECEMBER 2,
                                                      1994    1995      1995
                                                     ------- ------- -----------
                                                                     (UNAUDITED)
   Buildings........................................ $1,542  $1,542    $1,542
   Other equipment..................................     19       4         4
                                                     ------  ------    ------
                                                      1,561   1,546     1,546
   Less accumulated amortization....................  1,019   1,062     1,091
                                                     ------  ------    ------
                                                     $  542  $  484    $  455
                                                     ======  ======    ======

  At June 3, 1995, the future minimum lease payments under operating leases for the next five years and in the aggregate are as follows (in thousands):

                                                             CAPITAL OPERATING
                                                             LEASES   LEASES
                                                             ------- ---------
   1996..................................................... $  186   $12,071
   1997.....................................................    185    11,727
   1998.....................................................    185    10,986
   1999.....................................................    185     9,968
   2000.....................................................    185     8,992
   Subsequent years.........................................    704    33,314
                                                             ------   -------
   Total minimum lease payments.............................  1,630   $87,058
                                                                      =======
   Less amount representing interest........................    699
                                                             ------
   Present value of minimum lease payments under capital
    leases (including current maturities of $83)............ $  931
                                                             ======

                         MORRISON FRESH COOKING, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
2. LEASES--(CONTINUED)

  Rental expense pursuant to operating leases is summarized as follows:

                                                 (IN THOUSANDS)
                                 -----------------------------------------------
                                    FISCAL YEAR ENDED    TWENTY-SIX WEEKS ENDED
                                 ----------------------- -----------------------
                                 JUNE 5, JUNE 4, JUNE 3, DECEMBER 3, DECEMBER 2,
                                  1993    1994    1995      1994        1995
                                 ------- ------- ------- ----------- -----------
                                                         (UNAUDITED) (UNAUDITED)
   Minimum rent................. $11,551 $11,823 $12,173   $6,080      $6,409
   Contingent rent..............   4,431   4,390   3,913    1,862       1,605
                                 ------- ------- -------   ------      ------
                                 $15,982 $16,213 $16,086   $7,942      $8,014
                                 ======= ======= =======   ======      ======

3. INCOME TAXES

  The Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (FAS 109) in fiscal 1993. The cumulative effect of adoption was an increase in fiscal 1993 net income of $1.4 million.

  The components of income tax expense are as follows:

                                              (IN THOUSANDS)
                           --------------------------------------------------
                              FISCAL YEAR ENDED        TWENTY-SIX WEEKS ENDED
                           ------------------------- ------------------------
                           JUNE 5,  JUNE 4,  JUNE 3, DECEMBER 3, DECEMBER 2,
                            1993     1994     1995      1994        1995
                           -------  -------  ------- ----------- ------------
                                                     (UNAUDITED)  (UNAUDITED)
   Current:
     Federal.............. $ 8,289  $5,665   $5,047    $2,531      $1,299
     State................   1,746   1,152    1,063       642         268
                           -------  ------   ------    ------      ------
                            10,035   6,817    6,110     3,173       1,567
   Deferred:
     Federal..............  (4,235)   (139)   1,445       380         163
     State................    (902)    (32)     179        71          31
                           -------  ------   ------    ------      ------
                            (5,137)   (171)   1,624       451         194
                           -------  ------   ------    ------      ------
                           $ 4,898  $6,646   $7,734    $3,624      $1,761
                           =======  ======   ======    ======      ======

                         MORRISON FRESH COOKING, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
3. INCOME TAXES--(CONTINUED)

  Deferred tax assets and liabilities are comprised of the following:

                                                           (IN THOUSANDS)
                                                     ---------------------------
                                                     JUNE 4, JUNE 3, DECEMBER 2,
                                                      1994    1995      1995
                                                     ------- ------- -----------
                                                                     (UNAUDITED)
   Deferred tax assets
     Employee benefits.............................. $ 3,755 $4,173    $4,486
     Insurance reserves.............................   4,198  3,360     3,449
     Unit closing reserve...........................   2,617    988       410
     Escalating rents...............................     266    307       324
     Other..........................................     520    526       901
                                                     ------- ------    ------
   Total deferred tax assets........................  11,356  9,354     9,570
   Deferred tax liabilities
     Depreciation...................................   3,379  2,460     2,456
     Retirement plans...............................   1,227  1,410     1,270
     Prepaid deductions.............................     328    701       999
     Other..........................................     455    440       696
                                                     ------- ------    ------
   Total deferred tax liabilities...................   5,389  5,011     5,421
                                                     ------- ------    ------
   Net deferred tax asset........................... $ 5,967 $4,343    $4,149
                                                     ======= ======    ======

  FAS 109 specifies that deferred tax assets are to be reduced by a valuation allowance if it is more likely than not that some portion of the deferred tax assets will not be realized. Management believes that future taxable income should be sufficient to realize all of the Company's deferred tax assets based on historical earnings of the Company, and therefore, a valuation allowance has not been established.

  A reconciliation from the statutory federal income tax expense to the reported income tax expense is shown below:

                                             (IN THOUSANDS)
                             --------------------------------------------------
                                FISCAL YEAR ENDED       TWENTY-SIX WEEKS ENDED
                             -------------------------  -----------------------
                             JUNE 5,  JUNE 4,  JUNE 3,  DECEMBER 3, DECEMBER 2,
                              1993     1994     1995       1994        1995
                             -------  -------  -------  ----------- -----------
                                                        (UNAUDITED) (UNAUDITED)
   Statutory federal income
    taxes..................  $4,510   $5,853   $6,688     $3,080      $1,494
   State income taxes net
    of federal income tax
    benefit................     555      728      807        369         186
   Tax credits.............    (195)    (174)    (346)      (160)        (97)
   Other, net..............      28      239      585        335         178
                             ------   ------   ------     ------      ------
                             $4,898   $6,646   $7,734     $3,624      $1,761
                             ======   ======   ======     ======      ======

  The effective income tax rate was 37.4%, 39.7%, 40.5%, 41.2% and 41.3% in 1993, 1994, 1995 and the twenty-six weeks ended December 3, 1994 and December 2, 1995, respectively.

  Prior to the Distribution, the Company intends to enter into a tax allocation agreement with Morrison Health Care, Inc. and Ruby Tuesday, Inc. which will provide that the Company will pay its share of Ruby Tuesday, Inc.'s consolidated tax liability for the tax years that the Company was included in Morrison's consolidated federal income tax return and also provide for sharing, where appropriate, of state, local and foreign taxes attributable to periods prior to the date of Distribution.

                         MORRISON FRESH COOKING, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

4. EMPLOYEE BENEFIT PLANS

  As part of Morrison, employees of the Company participated in various Morrison employee benefit plans including the Salary Deferral Plan and Deferred Compensation Plan (both of which are defined contribution plans) and the Retirement Plan, Executive Supplemental Pension Plan, and Management Retirement Plan (all of which are defined benefit plans). The Company has been allocated a certain portion of the matching contributions made by Morrison to the Salary Deferral Plan and the Deferred Compensation Plan. Contributions allocated for the Salary Deferral Plan totaled $289,000, $296,000, $303,000, $156,000, and $154,000 for 1993, 1994, 1995 and the twenty-six weeks ended
December 3, 1994 and December 2, 1995, respectively. Contributions allocated for the Deferred Compensation Plan totaled $107,000, $109,000, $102,000, $55,000, and $45,000 for the same periods.

  In addition, the Company has been allocated a portion of the net pension expense incurred in connection with the Retirement Plan, Executive Supplemental Pension Plan, and Management Retirement Plan. The following table details the allocation of the components of pension expense, as well as the allocation of funded status and amounts recognized in the Company's financial statements for the Retirement Plan, the Executive Supplemental Pension Plan, and the Management Retirement Plan. Amounts presented are in thousands.

                                                                  ACCUMULATED BENEFITS EXCEED ASSETS--
                           ASSETS EXCEED ACCUMULATED BENEFITS--   EXECUTIVE SUPPLEMENTAL PENSION PLAN
                                     RETIREMENT PLAN                 AND MANAGEMENT RETIREMENT PLAN
                          -------------------------------------- --------------------------------------
                          JUNE 5, 1993 JUNE 4, 1994 JUNE 3, 1995 JUNE 5, 1993 JUNE 4, 1994 JUNE 3, 1995
                          ------------ ------------ ------------ ------------ ------------ ------------
Components of pension
 expense (income):
  Service cost..........    $            $            $            $    56      $    58      $    66
  Interest cost.........        928          825          820          178          202          250
  Actual return on plan
   assets...............     (1,152)      (1,228)        (263)
  Amortization and
   deferral.............        177          347         (622)          58          140          111
  Other.................                                                                          81
                            -------      -------      -------      -------      -------      -------
                            $   (47)     $   (56)     $   (65)     $   292      $   400      $   508
                            =======      =======      =======      =======      =======      =======
Plan assets at fair
 value..................    $11,704      $11,728      $10,066      $     0      $     0      $     0
                            -------      -------      -------      -------      -------      -------
Actuarial present value
 of projected benefit
 obligations:
  Accumulated benefit
   obligations:
    Vested..............      9,696       11,463        9,846        1,054        1,713        3,108
    Nonvested...........                                               355          491            7
  Provision for future
   salary increases.....                                               650        1,242          799
                            -------      -------      -------      -------      -------      -------
Total projected benefit
 obligations............      9,696       11,463        9,846        2,059        3,446        3,914
                            -------      -------      -------      -------      -------      -------
Excess (deficit) of plan
 assets over projected
 benefit obligations....      2,008          265          220       (2,059)      (3,446)      (3,914)
Unrecognized net loss
 (gain).................       (194)       1,765        1,960       (1,069)         131         (239)
Unrecognized prior
 service cost...........         29           12                       225          173          602
Unrecognized net
 transition
 obligations............      1,403        1,238        1,077        1,156        1,059          899
Additional minimum
 liability..............                                              (106)        (281)        (524)
                            -------      -------      -------      -------      -------      -------
Prepaid (accrued)
 pension cost...........    $ 3,246      $ 3,280      $ 3,257      $(1,853)     $(2,364)     $(3,176)
                            =======      =======      =======      =======      =======      =======

                         MORRISON FRESH COOKING, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
4. EMPLOYEE BENEFIT PLANS--(CONTINUED)

  The Retirement Plan was frozen by Morrison Restaurants Inc. on December 31, 1987 and will remain part of Morrison. The Company will continue to share in future expenses of the Plan. The Plan's assets include common stock, fixed income securities, short-term investments and cash. The weighted-average discount rate for all three plans is 9.5%, 7.5%, and 8.5% for 1993, 1994 and 1995, respectively. The rate of increase in compensation levels for the Executive Supplemental Pension Plan and Management Retirement Plan is 5% for 1993 and 1994 and 4% for 1995. The expected long-term rate of return on plan assets for the Retirement Plan is 10% for all three years.

  Prior to the spin-off the Company will enter into an agreement with RTI and MHC providing for the allocation of employee benefit rights and responsibilities among the three companies.

  The following benefit plans will be established by the Company as of the spin-off date. These plans will replace the plans discussed above and will be designed as a mirror image of the Morrison Restaurants Inc. plans and will be initially created by a transfer of assets from those Morrison Restaurants Inc. plans.

 Salary Deferral Plan

  Under the Morrison Fresh Cooking, Inc. Salary Deferral Plan each eligible employee, as defined in the Plan, may elect to make pre-tax contributions to a trust fund in amounts ranging from 2% to 10% of their annual earnings. Employees contributing a pre-tax contribution of at least 2% may elect to make after-tax contributions not in excess of 10% of annual earnings. The Company contribution to the Plan will be based on the employee's pre-tax contribution and years of service. After three years of service (including service as part of Morrison Restaurants Inc.) the Company will contribute 20% of the employee's pre-tax contribution, 30% after ten years of service and 40% after 20 years of service. Normally, the full amount of each participant's interest in the trust fund will be paid upon retirement or total disability. However, the Plan will allow participants to make early withdrawals of pre-tax and after-tax contributions, subject to certain restrictions. The Plan may be terminated by the Company at any time.

 Deferred Compensation Plan

  The Company will maintain the Morrison Fresh Cooking, Inc. Deferred Compensation Plan for certain selected employees. The provisions of this non-qualified Plan are similar to those of the Salary Deferral Plan except for the employees who are eligible to participate. Assets of the Plan will be held by a rabbi trust similar to the one currently maintained by Morrison. Under current accounting rules, assets of a rabbi trust must be accounted for as if they are assets of the Company, therefore, all earnings and expenses are recorded in the Company's financial statements. The net of the rabbi trust's earnings and losses is recorded as additional liability to the participants and is considered to be interest expense to the Company.

 Executive Supplemental Pension Plan

  Under the unfunded Executive Supplemental Pension Plan, selected employees will become eligible to receive supplemental retirement payments based upon salary and length of service (including service as part of Morrison Restaurants Inc.), reduced by social security benefits and amounts otherwise receivable under the Morrison Restaurants Inc. Retirement Plan.

 Management Retirement Plan

  Under the unfunded Morrison Fresh Cooking, Inc. Management Retirement Plan, individuals actively employed by Morrison as of June 1, 1989, or thereafter, who have 15 years of credited service and whose average

                         MORRISON FRESH COOKING, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
4. EMPLOYEE BENEFIT PLANS--(CONTINUED)

annual compensation for the immediately preceding three calendar years equaled or exceeded $40,000, will become participants. Participants will receive benefits based upon salary and length of service, reduced by social security benefits and benefits payable under the Retirement Plan and Executive Supplemental Pension Plan.

  To provide a funding source for the payment of benefits under the Executive Supplemental Pension Plan and the Management Retirement Plan, Morrison owns whole-life insurance contracts on some of the participants. Certain of these policies will be transferred to the Company and placed in a rabbi trust which will be established to hold the policies and death benefits as they are received.

  As of December 2, 1995 the Company has not performed actuarial calculations regarding the status of its plans as if Morrison Fresh Cooking, Inc. were a stand-alone entity. Management does not believe the pension cost amounts allocated are materially different from amounts that would be calculated historically on a stand-alone basis.

5. POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

  As a part of Morrison, the Company provides health care benefits to substantially all retired employees and life insurance benefits to certain retirees. Benefits are funded as medical claims and life insurance premiums are incurred. Retirees become eligible for retirement benefits if they have met certain service and minimum age requirements at date of retirement. The Company accrues expenses related to postretirement health care and life insurance benefits during the years an employee provides services. The cost of these benefits allocated to the Company for 1993, 1994, and 1995 were $293,000, $394,000, and $424,000, respectively.

  In 1993, the Company adopted Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions (FAS 106)". The cumulative effect of this change in accounting for years prior to 1993 resulted in a charge of $1.9 million.

  The actuarial present value of accumulated postretirement benefit obligations and the amounts recognized in the Company's balance sheet are as follows:

                                                           (IN THOUSANDS)
                                                      -------------------------
                                                      JUNE 4, 1994 JUNE 3, 1995
                                                      ------------ ------------
   Retirees..........................................   $ 3,134       $3,116
   Fully eligible active plan participants...........       635          492
   Other active plan participants....................       483          333
                                                        -------       ------
   Accumulated postretirement benefit obligation.....     4,252        3,941
   Unrecognized net loss.............................    (1,258)        (896)
                                                        -------       ------
   Accrued postretirement benefit cost...............   $ 2,994       $3,045
                                                        =======       ======

  The postretirement benefit cost is as follows:

                                                      (IN THOUSANDS)
                                                ------------------------------
                                                FOR THE FISCAL YEAR ENDED
                                                ------------------------------
                                                JUNE 5,    JUNE 4,    JUNE 3,
                                                  1993       1994       1995
                                                --------   --------   --------
   Service cost................................  $     21   $     27   $     22
   Interest cost...............................       272        273        307
   Amortization of unrecognized net loss.......                   94         95
                                                 --------   --------   --------
   Postretirement benefit cost.................      $293       $394       $424
                                                 ========   ========   ========

                         MORRISON FRESH COOKING, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
5. POSTRETIREMENT BENEFITS OTHER THAN PENSIONS--(CONTINUED)

  The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 0% because at the time of adoption of FAS 106, the Company amended its plans to fix current and future contribution levels at the rates in place at that time. Increases in health care cost due to factors such as inflation, changes in health care utilization or delivery patterns, technological advances, and changes in the health status of plan participants will be borne by the participants. Measurement of the accumulated postretirement benefit obligation was based on an assumed 7.5% discount rate for fiscal 1994 and 8.5% for fiscal 1995.

6. PREFERRED STOCK

  Under its Certificate of Incorporation the Company will be authorized to issue preferred stock with a par value of $0.01 in an amount not to exceed 250,000 shares which may be divided into and issued in designated series, with dividend rates, rights of conversion, redemption, liquidation prices and other terms or conditions as determined by the Board of Directors. No preferred shares have been issued as of September 2, 1995. The Board of Directors will be authorized to designate 50,000 of such shares as Series A Junior Participating Preferred Stock and will issue rights to acquire such shares, upon certain events, with an exercise price to be determined, but substantially above the expected trading price. The rights will expire ten years after the date such rights are issued, and may be redeemed prior to ten days after the acquisition of 20% or more of the Company's common stock.

7. CAPITAL STOCK, OPTIONS AND BONUS PLANS

  The Company intends to adopt plans similar to the Morrison Restaurants Inc. Stock Incentive Plan, the Morrison Restaurants Inc. Stock Incentive and Deferred Compensation Plan for Directors and the Morrison Restaurants Inc. 1993 Non-Executive Stock Incentive Plan. As a part of Morrison, employees and directors of the Company participated in the above plans which are discussed in more detail below.

 The Morrison Restaurants Inc. Stock Incentive Plan

  In September, 1992, the shareholders of Morrison approved The Morrison Restaurants Inc. Stock Incentive Plan which is an amendment and restatement of the Morrison Restaurants Inc. 1989 Non-Qualified Stock Option Plan. A Committee, appointed by the Board, administers the Plan on behalf of Morrison and has complete discretion to determine participants and the terms and provisions of Stock Incentives, subject to the Plan. The Plan permits the Committee to make awards of shares of common stock, awards of derivative securities related to the value of the common stock, and certain cash awards to eligible persons. These discretionary awards may be made on an individual basis or pursuant to a program approved by the Committee for the benefit of a group of eligible persons. The Plan permits the Committee to make awards of a variety of stock incentives, including (but not limited to) dividend equivalent rights, incentive stock options, non-qualified stock options, performance unit awards, phantom shares, stock appreciation rights and stock awards. All shares and grants awarded under the Plan have been at the prevailing market value at the time of issue or grant.

 The Morrison Restaurants Inc. Stock Incentive and Deferred Compensation Plan for Directors

  In September, 1994, Morrison's shareholders approved the Morrison Restaurants Inc. Stock Incentive and Deferred Compensation Plan for Directors, which is an amendment and restatement of a similarly titled 1992 plan. In general, the Plan sets a target ownership level for non-management directors. To facilitate attaining the target ownership level, the Plan provides that the directors must use 60% of their retainer to purchase shares of Morrison. Each director purchasing stock receives an additional 15% of the shares purchased and three times the total shares in options which after six months are exercisable for five years from the grant date. All options awarded under the Plan have been at the prevailing market value at the time of issue or grant. A Committee, appointed by the Board, administers the Plan on behalf of Morrison.

                         MORRISON FRESH COOKING, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
7. CAPITAL STOCK, OPTIONS AND BONUS PLANS--(CONTINUED)

 The Morrison Restaurants Inc. 1993 Non-Executive Stock Incentive Plan

  In October, 1993, the Board of Directors approved the Morrison Restaurants Inc. 1993 Non-Executive Stock Incentive Plan. A committee, appointed by the Board, administers the Plan on behalf of Morrison and has full authority in its discretion to determine the officers and key employees to whom stock incentives are granted and the terms and provisions of stock incentives, subject to the Plan. All shares and grants awarded under the Plan have been at the prevailing market value at the time of issue or grant.

  In addition to the above plans, certain employees of the Company hold vested stock options outstanding on two terminated plans, the Morrison Restaurants Inc. Long-Term Incentive Plan, which was effective from 1984 to 1989, and the Morrison Restaurants Inc. Stock Bonus and Non-Qualified Stock Option Plan, which was effective from 1986 to 1992.

  Under the terms of the Plan of Distribution, employees of the Company who are current holders of Morrison stock options will receive adjusted, substitute options which, in the aggregate, will preserve the economic value as well as the material terms, such as option period, vesting provisions and payment terms, the optionee had in his or her original Morrison option prior to the Distribution. To the extent an optionee holds vested stock options, original Morrison options will be adjusted by granting new option rights to acquire Ruby Tuesday, Inc. and Morrison Health Care, Inc. stock in addition to Company stock. In addition, each Company optionee holding vested Morrison options, to the extent vested, will be given the opportunity to consent to the receipt of an option to acquire only Company stock under the same terms as above. To the extent an optionee employed by the Company holds unvested options, original Morrison options will be adjusted by granting new option rights to acquire Company stock, with that option having the same economic value as the unvested portion of the Morrison option. Retirees and others holding Morrison options will receive Ruby Tuesday, Inc., Morrison Health Care, Inc. and Company options that, in the aggregate, will have an economic value equal to the value of their Morrison options.

8. CONTINGENCIES

  At June 3, 1995, the Company (as part of Morrison) was contingently liable for approximately $8.5 million in letters of credit, issued primarily in connection with its workers' compensation and casualty insurance programs.

  The Company is presently, and from time to time, subject to pending claims and lawsuits arising in the ordinary course of its business. In the opinion of management, the ultimate resolution of these pending legal proceedings will not have a material adverse effect on the Company's operations or financial position.

  Prior to the Distribution, the Company intends to enter into an agreement with Morrison Health Care, Inc. and Ruby Tuesday, Inc. providing for assumptions of liabilities and cross-indemnities designed to allocate generally, among the three companies, effective as of the Distribution date, financial responsibility for liabilities arising out of or in connection with business activities prior to the Distribution.

9. SUBSEQUENT EVENTS

  On January 10, 1996, the Company announced that it will adopt Financial Accounting Standards No. 121 (FAS 121) "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" in the third quarter of fiscal 1996. Also at that time, the Company anticipates recording charges associated with its spin-off from Morrision and other costs associated with the closing of 22 restaurants that have not met management's financial performance requirements.

  In accordance with the adoption of FAS 121, a pre-tax charge of $11.8 million will be recorded comprised of the following: impairment to be recognized on the 22 units approved for closure within one year by the Board of Directors on January 10, 1996, $6.7 million, and impairment on units remaining open, $5.1 million.

                         MORRISON FRESH COOKING, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

  Based upon its review of negative cash flow and operating loss units and other considerations, management presented to the Board a list consisting of seven traditional cafeterias and 15 Quick Service Restaurant (QSRs) for approval for closure. The expected loss on disposal of the long-term assets, net of an assumed salvage value of $0.8 million, was $6.7 million. Negative cash flow and operating loss units not recommended for closure were reviewed for impairment. Management believed that these units might have been impaired based upon poor operating performance. Accordingly, management estimated the undiscounted future net cash flows to be generated by these units and determined that certain of them would not likely generate net cash flows in excess of carrying value. Management then estimated the fair value of those units using discounted net cash flow as a measure of fair value. This will result in a write-down of $5.1 million on those units.

  In addition to the write-down of fixed assets to occur on the 22 units to be closed, the Company will accrue charges of $8.3 million relating to the settlement of the related lease obligations. Management estimates that it can negotiate lease settlements on units within 48 months and does not expect to sublease any units.

  In connection with the Distribution and the unit closings, the Company announced that it expects to incur relocation costs of approximately $0.6 million for personnel moving during the third quarter.

  Other charges of $1.2 million anticipated to be recorded consist primarily of estimated professional and other fees to be incurred in accordance with the Distribution ($1.0 million), and miscellaneous other asset write-offs ($0.2 million).

10. SUPPLEMENTAL QUARTERLY FINANCIAL DATA (UNAUDITED)

  Quarterly financial results for the years ended June 4, 1994 and June 3, 1995, are summarized below. All quarters are composed of 13 weeks. Amounts presented are in thousands.

                                       FIRST  SECOND   THIRD  FOURTH
                                      QUARTER QUARTER QUARTER QUARTER  TOTAL
                                      ------- ------- ------- ------- --------
   For the year ended June 4, 1994:
     Revenues........................ $72,031 $73,420 $72,742 $74,300 $292,493
                                      ======= ======= ======= ======= ========
     Gross profit*................... $ 9,471 $10,685 $10,575 $12,027 $ 42,758
                                      ======= ======= ======= ======= ========
     Income before income taxes...... $ 3,127 $ 4,198 $ 4,104 $ 5,295 $ 16,724
     Provision for federal and state
      income taxes...................   1,243   1,668   1,631   2,104    6,646
                                      ------- ------- ------- ------- --------
     Net income...................... $ 1,884 $ 2,530 $ 2,473 $ 3,191 $ 10,078
                                      ======= ======= ======= ======= ========
   For the year ended June 3, 1995:
     Revenues........................ $74,005 $75,156 $73,485 $71,941 $294,587
                                      ======= ======= ======= ======= ========
     Gross profit*................... $11,222 $13,174 $12,225 $12,889 $ 49,510
                                      ======= ======= ======= ======= ========
     Income before income taxes...... $ 3,922 $ 4,879 $ 4,322 $ 5,985 $ 19,108
     Provision for federal and state
      income taxes...................   1,679   1,945   1,724   2,386    7,734
                                      ------- ------- ------- ------- --------
     Net income...................... $ 2,243 $ 2,934 $ 2,598 $ 3,599 $ 11,374
                                      ======= ======= ======= ======= ========

--------
* The Company defines gross profit as revenue less cost of merchandise, payroll and related costs and other operating costs and expenses.

                        REPORT OF INDEPENDENT AUDITORS

Stockholders and Board of Directors
Morrison Restaurants Inc.

  We have audited the accompanying balance sheets of Morrison Health Care, Inc. (a wholly-owned business of Morrison Restaurants Inc.) as of June 3, 1995 and June 4, 1994, and the related statements of income, owner's equity and cash flows for each of the three fiscal years in the period ended June 3, 1995. Our audits also included the financial statement schedule listed in the Index at page F-56. These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Morrison Health Care, Inc. at June 3, 1995 and June 4, 1994, and the results of its operations and its cash flows for each of the three fiscal years in the period ended June 3, 1995, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedule when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

  As discussed in Notes 5 and 7 to the financial statements, in fiscal 1993 Morrison Health Care, Inc. changed its method of accounting for income taxes and postretirement benefits other than pensions.

                                          Ernst & Young LLP

Atlanta, Georgia

November 17, 1995, except

 for Notes 1 and 11, as to

 which the date is January 10, 1996

                           MORRISON HEALTH CARE, INC.
             (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                              STATEMENTS OF INCOME
                                 (IN THOUSANDS)

                           FOR THE FISCAL YEAR ENDED    TWENTY-SIX WEEKS ENDED
                           ---------------------------  -----------------------
                           JUNE 5,   JUNE 4,  JUNE 3,   DECEMBER 3, DECEMBER 2,
                             1993      1994     1995       1994        1995
                           --------  -------- --------  ----------- -----------
                                                        (UNAUDITED) (UNAUDITED)
Revenues.................. $430,145  $461,780 $225,392   $110,549    $112,881
Operating costs and
 expenses:
  Operating expenses......  386,376   410,617  187,426     92,370      91,808
  Selling, general and
   administrative.........   25,044    29,377   18,946      8,753       9,816
  Net gain on sale/closure
   of B&I accounts........                     (46,782)   (46,782)
  Interest expense, net of
   interest income,
   totaling $271 in 1993,
   $205 in 1994, $221 in
   1995 and $138 and $71
   for the
   twenty-six weeks ended
   December 3, 1994 and
   December 2, 1995,
   respectively...........      603       198      507          5         753
                           --------  -------- --------   --------    --------
                            412,023   440,192  160,097     54,346     102,377
                           --------  -------- --------   --------    --------
Income before provision
 for income taxes and
 cumulative effect of
 accounting changes.......   18,122    21,588   65,295     56,203      10,504
Provision for federal and
 state income taxes.......    6,980     8,351   28,469     24,786       4,424
                           --------  -------- --------   --------    --------
Income before cumulative
 effect of accounting
 changes..................   11,142    13,237   36,826     31,417       6,080
Cumulative effect of
 accounting changes, net:
  Postretirement
   benefits...............     (640)
  Income taxes............      426
                           --------  -------- --------   --------    --------
Net income................ $ 10,928  $ 13,237 $ 36,826   $ 31,417    $  6,080
                           ========  ======== ========   ========    ========


    The accompanying notes are an integral part of the financial statements.

                           MORRISON HEALTH CARE, INC.
             (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                                 BALANCE SHEETS
                                 (IN THOUSANDS)

                                                 JUNE 4,   JUNE 3,  DECEMBER 2,
                                                   1994     1995       1995
                                                 --------  -------  -----------
                                                                    (UNAUDITED)
                     ASSETS
Current assets:
  Cash and short-term investments............... $  5,276  $   732    $   750
  Receivables:
    Trade, less allowance for doubtful accounts
     of $2,622 at June 4, 1994, $1,641 at June
     3, 1995, and $1,359 at December 2, 1995....   27,760   18,100     19,304
    Other.......................................    2,262    6,915      4,609
  Inventories...................................    7,325    2,880      2,846
  Prepaid expenses..............................    2,241    6,721      4,705
  Deferred income tax benefits..................    5,734    5,682      3,356
                                                 --------  -------    -------
      Total current assets......................   50,598   41,030     35,570
                                                 --------  -------    -------
Property and equipment--at cost:
  Buildings and improvements....................    8,175    3,656      3,980
  Equipment.....................................   33,566   10,874     11,416
                                                 --------  -------    -------
                                                   41,741   14,530     15,396
  Less accumulated depreciation and
   amortization.................................  (21,577)  (8,767)    (9,546)
                                                 --------  -------    -------
                                                   20,164    5,763      5,850
Deferred income tax benefits....................    2,274    3,298      2,131
Cost in excess of net assets acquired...........   11,884    4,888      4,812
Notes receivable................................    9,282    5,299      5,237
Client construction allowances..................    7,552    3,746      2,619
Other assets....................................    6,188    6,398      6,744
                                                 --------  -------    -------
      Total assets.............................. $107,942  $70,422    $62,963
                                                 ========  =======    =======
         LIABILITIES AND OWNER'S EQUITY
Current liabilities:
  Accounts payable.............................. $ 14,018  $10,000    $ 8,460
  Accrued liabilities:
    Taxes, other than income taxes..............    4,315    1,848      1,680
    Payroll and related costs...................    8,330    3,439      2,820
    Insurance...................................    9,512    6,834      5,924
    Rent and other..............................    1,659    4,186      2,017
  Current portion of long-term debt.............    1,547       11         11
                                                 --------  -------    -------
      Total current liabilities.................   39,381   26,318     20,912
                                                 --------  -------    -------
Long-term debt:
  Notes and mortgage payable....................    3,128   19,245     32,054
Other deferred liabilities......................   14,269   15,844     15,201
Owner's equity:
  Investment by and advances from (to)
   Morrison Restaurants Inc.....................   51,164    9,015     (5,204)
                                                 --------  -------    -------
      Total liabilities and owner's equity...... $107,942  $70,422    $62,963
                                                 ========  =======    =======

    The accompanying notes are an integral part of the financial statements.

                           MORRISON HEALTH CARE, INC.
             (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                       STATEMENTS OF OWNER'S EQUITY
                                 (IN THOUSANDS)

Balance, June 6, 1992................................................ $ 55,079
  Net income.........................................................   10,928
  Net transfers to Morrison Restaurants Inc..........................   (9,200)
                                                                      --------
Balance, June 5, 1993................................................   56,807
  Net income.........................................................   13,237
  Net transfers to Morrison Restaurants Inc..........................  (18,880)
                                                                      --------
Balance, June 4, 1994................................................   51,164
  Net income.........................................................   36,826
  Net transfers to Morrison Restaurants Inc..........................  (78,975)
                                                                      --------
Balance, June 3, 1995................................................    9,015
  Net income (unaudited).............................................    6,080
  Net transfers to Morrison Restaurants Inc. (unaudited).............  (20,299)
                                                                      --------
Balance, December 2, 1995 (unaudited)................................ $ (5,204)
                                                                      ========


    The accompanying notes are an integral part of the financial statements.

                           MORRISON HEALTH CARE, INC.
             (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                            STATEMENTS OF CASH FLOW
                                 (IN THOUSANDS)

                          FOR THE FISCAL YEAR ENDED       TWENTY-SIX WEEKS ENDED
                          ----------------------------  ---------------------------
                          JUNE 5,   JUNE 4,   JUNE 3,   DECEMBER 3, DECEMBER 2,
                            1993      1994      1995       1994        1995
                          --------  --------  --------  ----------- -----------
                                                        (UNAUDITED) (UNAUDITED)
OPERATING ACTIVITIES:
Net income..............  $ 10,928  $ 13,237  $ 36,826   $ 31,417    $  6,080
Adjustments to reconcile
 net income to net cash
 provided (used) by
 operating activities:
 Cumulative effect of
  change in accounting
  principles............       214
 Depreciation and amor-
  tization..............     5,274     5,914     2,238      1,008       1,252
 Amortization of intan-
  gibles................       568       557       153         76          77
 Gain on sale of B&I
  contracts and assets..                       (46,782)   (46,782)
 Other, net.............     1,995     1,702    (3,088)    (3,739)        424
 Deferred income taxes..      (323)      225      (972)    (3,612)      3,492
 (Gain)/Loss on disposi-
  tion of assets........       (24)     (556)    4,372      3,653         (14)
 Changes in operating
  assets and liabili-
  ties:
 (Increase)/decrease in
  receivables...........    (2,660)   (2,096)    2,094     (3,901)      1,164
 (Increase)/decrease in
  inventories...........      (532)     (231)      564        401          34
 (Increase)/decrease in
  prepaid and other as-
  sets..................    (1,770)    1,949     1,149        298         237
 Increase/(decrease) in
  accounts payable,
  accrued and other
  liabilities...........    10,207     4,874   (26,072)   (19,344)     (6,049)
 Increase/(decrease) in
  income taxes payable..      (853)     (923)   (5,703)    14,372       2,122
                          --------  --------  --------   --------    --------
Net cash provided (used)
 by operating activi-
 ties...................    23,024    24,652   (35,221)   (26,153)      8,819
                          --------  --------  --------   --------    --------
INVESTING ACTIVITIES:
Purchases of property
 and equipment..........    (7,930)   (9,184)   (3,482)    (2,371)     (1,436)
Proceeds from disposal
 of assets..............       316     1,381       674        471         155
Proceeds from sale of
 B&I contracts and as-
 sets...................                       100,000    100,000
Other, net..............    (3,129)   (3,818)   (2,121)    (1,537)        (30)
                          --------  --------  --------   --------    --------
Net cash provided (used)
 by investing activi-
 ties...................   (10,743)  (11,621)   95,071     96,563      (1,311)
                          --------  --------  --------   --------    --------
FINANCING ACTIVITIES:
Proceeds from long-term
 debt...................                        19,200                 12,820
Principal payments on
 long-term debt and cap-
 ital leases............    (8,791)      (41)   (4,619)    (4,619)        (11)
Net transfers to Morri-
 son Restaurants Inc....    (9,200)  (18,880)  (78,975)   (70,832)    (20,299)
                          --------  --------  --------   --------    --------
Net cash used by financ-
 ing activities.........   (17,991)  (18,921)  (64,394)   (75,451)     (7,490)
                          --------  --------  --------   --------    --------
Increase/(decrease) in
 cash and short-term in-
 vestments..............    (5,710)   (5,890)   (4,544)    (5,041)         18
Cash and short-term in-
 vestments at the begin-
 ning of the period.....    16,876    11,166     5,276      5,276         732
                          --------  --------  --------   --------    --------
Cash and short-term in-
 vestments at the end of
 the period.............  $ 11,166  $  5,276  $    732   $    235    $    750
                          ========  ========  ========   ========    ========
Supplemental disclosure
 of cash flow informa-
 tion--cash paid for:
 Interest (net of amount
  capitalized)..........  $    823  $    313  $    776   $      0    $    759
 Income Taxes, net......  $  9,311  $  8,648  $ 32,764   $ 15,554    $    950

    The accompanying notes are an integral part of the financial statements.

                          MORRISON HEALTH CARE, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                         NOTES TO FINANCIAL STATEMENTS

                                 JUNE 3, 1995

  (INFORMATION PERTAINING TO THE TWENTY-SIX WEEKS ENDED DECEMBER 3, 1994 AND
                      DECEMBER 2, 1995 IS UNAUDITED)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Basis of Presentation

  Morrison Health Care, Inc. (the "Company") is a wholly-owned health care contract food and nutrition business of Morrison Restaurants Inc. ("Morrison"). Prior to August 8, 1994, the Company's operations included education, business, and industry ("B&I") contracts and assets. The B&I contracts and assets were sold on that date to Gardner Merchant Food Services, Inc. See Note 2 of Notes to Financial Statements for more information. The accompanying financial statements have been prepared as if Morrison's health care contract food and nutrition and B&I businesses had operated as a stand-alone entity for all periods presented. Such statements include the assets, liabilities, revenues and expenses that are directly related to the Company's operations. They also include an allocation of certain assets, liabilities, and general corporate expenses of Morrison, such as executive payroll, legal, data processing, and interest, which are related to the Company. Amounts were allocated on a specific identification method where appropriate and on a pro rata basis otherwise. Management believes the allocation methods used are reasonable.

  On September 27, 1995, Morrison announced a plan to spin-off (the "Distribution") its family dining restaurant business (another division of Morrison, to be known as Morrison Fresh Cooking, Inc.) and its health care contract food and nutrition businesses to Morrison's shareholders. The spin-off will result in the family dining and health care contract food and nutrition businesses operating as two separate stand-alone, publicly traded companies. As part of the spin-off, Morrison intends to reincorporate in the state of Georgia and change its name to Ruby Tuesday, Inc. ("RTI"). The spin-off is subject to shareholder approval and receipt of a ruling from the Internal Revenue Service that the transaction will be tax free to Morrison and its shareholders. Subsequent to December 2, 1995, the Company was established as a wholly-owned corporate subsidiary of Morrison.

  Prior to the spin-off the Company will enter into a shared services agreement with RTI and Morrison Fresh Cooking, Inc. ("MFC") pursuant to which each of the three companies will agree to provide to the other parties certain services, subject to certain conditions, on an "as needed" basis.

 Fiscal Year

  The Company's fiscal year ends on the first Saturday after May 30. The fiscal years ended June 5, 1993, June 4, 1994, and June 3, 1995 were comprised of 52 weeks.

 Cash and Short-Term Investments

  The Company's cash management program provides for the investment of excess cash balances in short- term money market instruments. Short-term investments are stated at cost, which approximates market. The Company considers marketable securities with a maturity of three months or less when purchased to be short-term investments.

 Inventories

  Inventories consist of materials, food supplies, china and silver and are stated at the lower of cost (first in- first out) or market.

                          MORRISON HEALTH CARE, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

 Property and Equipment and Depreciation

  Depreciation for financial reporting purposes is computed using the straight-line method over the estimated useful lives of the assets. Annual rates of depreciation range from 3% to 5% for buildings and from 8% to 34% for restaurant and other equipment.

  During March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" (FAS 121). FAS 121 requires that, beginning in fiscal years starting after December 15, 1995, long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Long-lived assets and certain identifiable intangibles to be disposed of are generally to be reported at the lower of carrying amount or fair value less cost to sell. Currently, the Company recognizes such impairment upon the decision to close a contract. The ultimate impact of FAS 121 on the Company's financial statements has been analyzed and will not have a material impact on the Company's financial position or results of operations.

 Income Taxes

  The accompanying statements of income reflect an income tax expense representing the Company's allocated share of Morrison's tax expense. The allocated income tax expense approximates the tax expense of the Company on a stand-alone basis.

  Deferred income taxes are determined utilizing a liability approach. This method gives consideration to the future tax consequences associated with differences between financial accounting and tax bases of assets and liabilities.

 Pre-Opening Expenses

  Salaries, personnel training costs and other expenses of opening new facilities are charged to expense as incurred.

 Intangible Assets

  Excess of costs over the fair value of net assets acquired of purchased businesses generally is amortized on a straight-line basis over 40 years. The carrying value of goodwill is reviewed if facts and circumstances suggest that it may be impaired. At June 4, 1994, June 3, 1995 and December 2, 1995, accumulated amortization for costs in excess of net assets acquired was $2.5 million, $1.3 million and $1.3 million, respectively.

  The carrying value of goodwill and other intangibles is evaluated periodically in relation to the operating performance and future undiscounted cash flows of each operating business acquired. Adjustments are made if the sum of expected future undiscounted net cash flows is less than net book value. The Company affirmed that the remaining amounts of these assets have continuing value.

 Financial Instruments

  The Company's financial instruments at June 4, 1994, June 3, 1995, and December 2, 1995 consisted of cash and short-term investments, accounts and notes receivable and long-term debt. The fair value of these financial instruments approximated the carrying amounts reported in the balance sheets.

  Although substantially all of the Company's accounts receivable are due are from health care institutions, management believes that concentrations of credit risk are limited due to the geographic diversity of the Company's customer base. The Company performs periodic credit evaluations of its customers' financial condition and generally does not require collateral. Historically, the Company has not experienced significant losses related to trade receivables from individual customers or from groups of customers in any geographic area.

                          MORRISON HEALTH CARE, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

 Owner's Equity

  Prior to the Distribution, the Company's Certificate of Incorporation will provide that authorized capital stock will consist of 100,000,000 shares of common stock ($0.01 par value) and 250,000 shares of preferred stock ($0.01 par value). All of the shares of Morrison Health Care, Inc. common stock distributed by Morrison will be fully paid and non-assessable. Following the Distribution there will be approximately 11,508,000 shares of Morrison Health Care, Inc. common stock outstanding. None of the shares of preferred stock will be issued or outstanding at the Distribution Date.

 Stock-Based Employee Compensation Plans

  During October, 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation" (FAS 123). FAS 123 establishes financial accounting and reporting standards for stock-based employee compensation plans. The Statement defines a fair value based method of accounting for an employee stock option or similar equity instrument. The Statement allows an entity to continue to measure compensation cost for those plans using the intrinsic value based method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees". The Company intends to continue to measure compensation cost following the principles of APB Opinion No. 25 and will therefore be required to present pro forma disclosures of net income and earnings per share as if the fair value based method had been applied beginning in fiscal 1997.

2. SALE OF THE EDUCATION, BUSINESS AND INDUSTRY CONTRACTS AND ASSETS

  On August 8, 1994, the Company sold certain education, business and industry (B&I) contracts and assets to Gardner Merchant Food Services, Inc., a wholly-owned subsidiary of Gardner Merchant Ltd., for a cash payment of $100.0 million. The remaining B&I accounts were closed. The sale of the B&I accounts and the discontinuance of the remaining accounts resulted in a pre-tax gain of $46.8 million, or $25.8 million after applicable taxes.

  Sales from B&I contracts in fiscal year 1994 were $250.7 million, with operating profits of $6.3 million (after allocation of corporate overhead of $1.0 million).

3. NOTES AND MORTGAGES PAYABLE

Notes and mortgages payable allocated to the Company consists of the following:

                                                         (IN THOUSANDS)
                                                   ---------------------------
                                                   JUNE 4, JUNE 3, DECEMBER 2,
                                                    1994    1995      1995
                                                   ------- ------- -----------
                                                                   (UNAUDITED)
   Revolving credit facility...................... $    0  $19,200   $32,020
   8.88% Senior promissory notes payable to Life
    Insurance Company of Georgia..................  4,608
   Other notes and mortgages......................     67       56        45
                                                   ------  -------   -------
                                                    4,675   19,256    32,065
   Less current maturities........................  1,547       11        11
                                                   ------  -------   -------
                                                   $3,128  $19,245   $32,054
                                                   ======  =======   =======

                          MORRISON HEALTH CARE, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
3. NOTES AND MORTGAGES PAYABLE--(CONTINUED)

  Annual maturities of notes and mortgages at June 3, 1995 are as follows:

                                                                  (IN THOUSANDS)
   1996..........................................................    $    11
   1997..........................................................         11
   1998..........................................................         11
   1999..........................................................         11
   2000..........................................................     19,212
                                                                     -------
     Total.......................................................    $19,256
                                                                     =======

  During the quarter ended September 3, 1994, Morrison retired the 8.88% Senior Promissory Note payable to Life Insurance Company of Georgia.

  On September 30, 1994, Morrison entered into a five-year revolving line of credit with various banks which allows Morrison to borrow up to $200.0 million under various interest rate options. Commitment fees ranging from 0.0625% to 0.15% per annum are payable on the unused portion of the credit facility. At June 3, 1995, the Company had $19.2 million of allocated borrowings of Morrison outstanding with various banks under the terms of the agreement at interest rates ranging from 6.32% to 6.44% per annum. Such borrowings (with maturities up to 180 days) have been classified as long-term based on the Company's ability and intent to refinance such borrowings under the revolving facility. For the purpose of these financial statements the Company's allocation was determined by applying the pro rata percentage intended to be allocated and to be assumed by the Company at the date of Distribution to the outstanding Morrison corporate debt at each balance sheet date.

  The credit facility provides for certain restrictions on incurring additional indebtedness and to certain funded debt, net worth, and fixed charge coverage requirements. The Company is currently negotiating with lenders for a five-year credit facility which will replace allocated borrowings outstanding under Morrison's current revolver shortly after the Distribution. It is expected that the covenants in the Company's new credit facility will result in restrictions similar to those imposed on Morrison under the current revolving credit facility and will not impose any material restrictions on the Company.

  In order to control its fiscal 1996 interest costs on its five-year revolving line of credit and other bank lines of credit, Morrison entered into an interest rate swap agreement during the fourth quarter. This swap agreement, which has a notional amount accreting from $85.0 to $115.0 million, effectively limits the interest rate to a maximum of 7.02% per annum for the one year period commencing June 5, 1995.

4. RENTS

  Under the terms of certain of its contracts, the Company is required to make rent payments to its health- care institution customers. These contracts may provide for additional contingent rents based upon sales volume and contain options to renew.

  Rental expense pursuant to contracts is summarized as follows:

                                                 (IN THOUSANDS)
                                 -----------------------------------------------
                                    FISCAL YEAR ENDED    TWENTY-SIX WEEKS ENDED
                                 ----------------------- -----------------------
                                 JUNE 5, JUNE 4, JUNE 3, DECEMBER 3, DECEMBER 2,
                                  1993    1994    1995      1994        1995
                                 ------- ------- ------- ----------- -----------
                                                         (UNAUDITED) (UNAUDITED)
   Minimum rent................. $ 5,425 $ 6,571 $1,585    $1,213       $311
   Contingent rent..............   4,956   6,595  2,497     1,911        490
                                 ------- ------- ------    ------       ----
                                 $10,381 $13,166 $4,082    $3,124       $801
                                 ======= ======= ======    ======       ====

                          MORRISON HEALTH CARE, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
5. INCOME TAXES

  The Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" in fiscal 1993. The cumulative effect of adoption was an increase in fiscal 1993 net income of approximately $426,000.

  The components of income tax expense are as follows:

                                                (IN THOUSANDS)
                                -------------------------------------------------
                                   FISCAL YEAR ENDED      TWENTY-SIX WEEKS ENDED
                                ------------------------  -----------------------
                                JUNE 5,  JUNE 4, JUNE 3,  DECEMBER 3, DECEMBER 2,
                                 1993     1994    1995       1994        1995
                                -------  ------- -------  ----------- -----------
                                                          (UNAUDITED) (UNAUDITED)
   Current:
     Federal................... $6,051   $6,870  $24,486    $23,648     $  755
     State.....................  1,252    1,256    4,955      4,750        177
                                ------   ------  -------    -------     ------
                                 7,303    8,126   29,441     28,398        932
   Deferred:
     Federal...................   (266)     188     (812)    (2,701)     2,967
     State.....................    (57)      37     (160)      (911)       525
                                ------   ------  -------    -------     ------
                                  (323)     225     (972)    (3,612)     3,492
                                ------   ------  -------    -------     ------
                                $6,980   $8,351  $28,469    $24,786     $4,424
                                ======   ======  =======    =======     ======

  Deferred tax assets and liabilities are comprised of the following:

                                                           (IN THOUSANDS)
                                                     ---------------------------
                                                     JUNE 4, JUNE 3, DECEMBER 2,
                                                      1994    1995      1995
                                                     ------- ------- -----------
                                                                     (UNAUDITED)
   Deferred tax assets
     Employee benefits.............................. $ 4,157 $ 4,266   $4,483
     Insurance reserves.............................   5,069   4,001    3,787
     Bad debt reserve...............................   1,028     644      533
     Account closing reserve........................      47   3,225      324
     Other..........................................     714     115      230
                                                     ------- -------   ------
       Total deferred tax assets....................  11,015  12,251    9,357
                                                     ------- -------   ------
   Deferred tax liabilities
     Depreciation...................................   1,623     286      113
     Retirement plans...............................     787     567      740
     Prepaid deductions.............................     157     195      503
     B&I related and other..........................     440   2,223    2,514
                                                     ------- -------   ------
       Total deferred tax liabilities...............   3,007   3,271    3,870
                                                     ------- -------   ------
   Net deferred tax asset........................... $ 8,008 $ 8,980   $5,487
                                                     ======= =======   ======

  FAS 109 specifies that deferred tax assets are to be reduced by a valuation allowance if it is more likely than not that some portion of the deferred tax assets will not be realized. Management believes that future taxable income should be sufficient to realize all of the Company's deferred tax assets based on historical earnings of the Company, and therefore, a valuation allowance has not been established.

                          MORRISON HEALTH CARE, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
5. INCOME TAXES--(CONTINUED)

  A reconciliation from the statutory federal income tax expense to the reported income tax expense is shown below:

                                             (IN THOUSANDS)
                             --------------------------------------------------
                                FISCAL YEAR ENDED       TWENTY-SIX WEEKS ENDED
                             -------------------------  -----------------------
                             JUNE 5,  JUNE 4,  JUNE 3,  DECEMBER 3, DECEMBER 2,
                              1993     1994     1995       1994        1995
                             -------  -------  -------  ----------- -----------
                                                        (UNAUDITED) (UNAUDITED)
   Statutory federal income
    taxes..................  $6,234   $7,559   $22,853    $19,671     $3,676
   State income taxes net
    of federal income tax
    benefit................     784      908     2,868      2,495        456
   Tax credits.............    (195)    (174)     (346)      (215)       (40)
   B&I divestiture items...                      2,575      2,841
   Other, net..............     157       58       519         (6)       332
                             ------   ------   -------    -------     ------
                             $6,980   $8,351   $28,469    $24,786     $4,424
                             ======   ======   =======    =======     ======

  The effective income tax rate was 38.5%, 38.7%, 43.6%, 44.1% and 42.1% in 1993, 1994, 1995, and the twenty-six weeks ended December 3, 1994 and December 2, 1995, respectively. The effective income tax rate increase in fiscal year 1995 was due to the nondeductibility of acquired goodwill disposed of in connection with the divestiture of the B&I accounts.

  Prior to the Distribution, the Company intends to enter into a tax allocation agreement with Morrison Fresh Cooking, Inc. and Ruby Tuesday, Inc. which will provide that the Company will pay its share of Ruby Tuesday, Inc.'s consolidated tax liability for the tax years that the Company was included in Morrison's consolidated federal income tax return and also provide for sharing, where appropriate, of state, local and foreign taxes attributable to periods prior to the date of Distribution.

6. EMPLOYEE BENEFIT PLANS

  As part of Morrison, employees of the Company participated in various Morrison employee benefit plans including the Salary Deferral Plan and Deferred Compensation Plan (both of which are defined contribution plans) and the Retirement Plan, Executive Supplemental Pension Plan, and the Management Retirement Plan (all of which are defined benefit plans). The Company has been allocated a certain portion of the matching contributions made by Morrison to the Salary Deferral Plan and the Deferred Compensation Plan. Contributions allocated for the Salary Deferral Plan totaled $333,000, $342,000, $349,000, $180,000, and $178,000 for 1993, 1994, 1995 and the twenty-six weeks ended
December 3, 1994 and December 2, 1995, respectively. Contributions allocated for the Deferred Compensation Plan totaled $256,000, $223,000, $196,000, $109,000, and $91,000 for the same periods.

  In addition, the Company has been allocated a portion of the net pension expense incurred in connection with the Retirement Plan, Executive Supplemental Pension Plan, and Management Retirement Plan. The following table details the allocation of the components of pension expense, as well as the allocation of funded status and amounts recognized in the Company's financial statements for the Retirement Plan, the Executive Supplemental Pension Plan, and the Management Retirement Plan. Amounts presented are in thousands.

                          MORRISON HEALTH CARE, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
6. EMPLOYEE BENEFIT PLANS--(CONTINUED)

                                                                  ACCUMULATED BENEFITS EXCEED ASSETS--
                           ASSETS EXCEED ACCUMULATED BENEFITS--   EXECUTIVE SUPPLEMENTAL PENSION PLAN
                                     RETIREMENT PLAN                 AND MANAGEMENT RETIREMENT PLAN
                          -------------------------------------- --------------------------------------
                          JUNE 5, 1993 JUNE 4, 1994 JUNE 3, 1995 JUNE 5, 1993 JUNE 4, 1994 JUNE 3, 1995
                          ------------ ------------ ------------ ------------ ------------ ------------
Components of pension
 expense (income):
  Service cost..........     $            $            $           $    70      $    74      $    82
  Interest cost.........        596          539          544          221          256          315
  Actual return on plan
   assets...............       (741)        (802)        (174)
  Amortization and
   deferral.............        115          226         (413)          72          178          141
  Curtailment loss......                                                                         288
  Settlement loss
   (gain)...............                                  115                                   (162)
  Other.................                                                                         102
                             ------       ------       ------      -------      -------      -------
                             $  (30)      $  (37)      $   72      $   363      $   508      $   766
                             ======       ======       ======      =======      =======      =======
Plan assets at fair
 value..................     $7,522       $7,658       $6,679      $     0      $     0      $     0
Actuarial present value
 of projected benefit
 obligations:
  Accumulated benefit
   obligations:
    Vested..............      6,231        7,485        6,532        1,306        2,172        3,919
    Nonvested...........                                               440          622            9
  Provision for future
   salary increases.....                                               804        1,575        1,009
                             ------       ------       ------      -------      -------      -------
Total projected benefit
 obligations............      6,231        7,485        6,532        2,550        4,369        4,937
                             ------       ------       ------      -------      -------      -------
Excess (deficit) of plan
 assets over projected
 benefit obligations....      1,291          173          147       (2,550)      (4,369)      (4,937)
Unrecognized net loss
 (gain).................       (124)       1,153        1,300       (1,323)         166         (302)
Unrecognized prior
 service cost...........         19            7                       279          220          760
Unrecognized net
 transition
 obligations............        901          808          714        1,431        1,343        1,133
Additional minimum
 liability..............                                              (131)        (356)        (660)
                             ------       ------       ------      -------      -------      -------
Prepaid (accrued)
 pension cost...........     $2,087       $2,141       $2,161      $(2,294)     $(2,996)     $(4,006)
                             ======       ======       ======      =======      =======      =======

  The Retirement Plan was frozen by Morrison Restaurants Inc. on December 31, 1987 and will remain part of Morrison. The Company will continue to share in future expenses of the Plan. The Plan's assets include common stock, fixed income securities, short-term investments and cash. The weighted-average discount rate for all three plans is 9.5%, 7.5%, and 8.5% for 1993, 1994, and 1995, respectively. The rate of increase in compensation levels for the Executive Supplemental Pension Plan and Management Retirement Plan is 5% for 1993 and 1994, and 4% for 1995. The expected long-term rate of return on plan assets for the Retirement Plan is 10% for all three years.

  Prior to the spin-off, the Company will enter into an agreement with RTI and MFC providing for the allocation of employee benefit rights and responsibilities among the three companies.

  The following benefit plans will be established by the Company as of the spin-off date. These plans will replace the plans discussed above and will be designed as a mirror image of the Morrison Restaurants Inc. plans and will be initially created by a transfer of assets from those Morrison Restaurants Inc. plans.

                          MORRISON HEALTH CARE, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
6. EMPLOYEE BENEFIT PLANS--(CONTINUED)

 Salary Deferral Plan

  Under the Morrison Health Care, Inc. Salary Deferral Plan each eligible employee, as defined in the Plan, may elect to make pre-tax contributions to a trust fund in amounts ranging from 2% to 10% of their annual earnings. Employees contributing a pre-tax contribution of at least 2% may elect to make after-tax contributions not in excess of 10% of annual earnings. The Company contribution to the Plan will be based on the employee's pre-tax contribution and years of service. After three years of service (including service as part of Morrison Restaurants Inc.) the Company will contribute 20% of the employee's pre-tax contribution, 30% after ten years of service and 40% after 20 years of service. Normally, the full amount of each participant's interest in the trust fund will be paid upon retirement or total disability. However, the Plan will allow participants to make early withdrawals of pre-tax and after-tax contributions, subject to certain restrictions. The Plan may be terminated by the Company at any time.

 Deferred Compensation Plan

  The Company will maintain the Morrison Health Care, Inc. Deferred Compensation Plan for certain selected employees. The provisions of this non-qualified Plan are similar to those of the Salary Deferral Plan except for the employees who are eligible to participate. Assets of the Plan will be held by a rabbi trust similar to the one currently maintained by Morrison. Under current accounting rules, assets of a rabbi trust must be accounted for as if they are assets of the Company, therefore, all earnings and expenses will be recorded in the Company's financial statements. The net of the Morrison rabbi trust's earnings and losses is recorded as additional liability to the participants and is considered to be interest expense to the Company.

 Executive Supplemental Pension Plan

  Under the unfunded Executive Supplemental Pension Plan, selected employees will become eligible to receive supplemental retirement payments based upon salary and length of service (including service as part of Morrison Restaurants Inc.), reduced by social security benefits and amounts otherwise receivable under the Morrison Restaurants Inc. Retirement Plan.

 Management Retirement Plan

  Under the unfunded Morrison Health Care, Inc. Management Retirement Plan, individuals actively employed by the Company as of June 1, 1989, or thereafter, who have 15 years of credited service and whose average annual compensation for the immediately preceding three calendar years equaled or exceeded $40,000, will become participants. Participants will receive benefits based upon salary and length of service, reduced by social security benefits and benefits payable under the Retirement Plan and Executive Supplemental Pension Plan.

  To provide a funding source for the payment of benefits under the Executive Supplemental Pension Plan and the Management Retirement Plan, Morrison owns whole-life insurance contracts on some of the participants. Certain of these policies will be transferred to the Company and placed in a rabbi trust which will be established to hold the policies and death benefits as they are received.

  As of December 2, 1995 the Company has not performed actuarial calculations regarding the status of its plans as if Morrison Health Care, Inc. were a stand-alone entity. Management does not believe the pension cost amounts allocated are materially different from amounts that would be calculated historically on a stand-alone basis.

                          MORRISON HEALTH CARE, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7. POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

  As a part of Morrison, the Company provides health care benefits to substantially all retired employees and life insurance benefits to certain retirees. Benefits are funded as medical claims and life insurance premiums are incurred. Retirees become eligible for retirement benefits if they have met certain service and minimum age requirements at date of retirement. The Company accrues expenses related to postretirement health care and life insurance benefits during the years an employee provides services. The total postretirement benefit costs for 1993, 1994, and 1995 were $103,000, $140,000, and $143,000, respectively.

  In 1993, the Company adopted Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions". The cumulative effect of this change in accounting for years prior to 1993 resulted in a charge of $640,000.

  The actuarial present value of accumulated postretirement benefit obligations and the amounts recognized in the Company's balance sheet are as follows:

                                                           (IN THOUSANDS)
                                                      -------------------------
                                                      JUNE 4, 1994 JUNE 3, 1995
                                                      ------------ ------------
   Retirees..........................................    $1,108       $1,061
   Fully eligible active plan participants...........       224          167
   Other active plan participants....................       171          114
                                                         ------       ------
   Accumulated postretirement benefit obligation.....     1,503        1,342
   Unrecognized net loss.............................      (444)        (305)
                                                         ------       ------
   Accrued postretirement benefit cost...............    $1,059       $1,037
                                                         ======       ======

  The postretirement benefit cost allocated to the Company is as follows:

                                                      (IN THOUSANDS)
                                                ------------------------------
                                                FOR THE FISCAL YEAR ENDED
                                                ------------------------------
                                                JUNE 5,    JUNE 4,    JUNE 3,
                                                  1993       1994       1995
                                                --------   --------   --------
   Service cost................................  $      7   $     10   $      7
   Interest cost...............................        96         97        104
   Amortization of unrecognized net loss.......                   33         32
                                                 --------   --------   --------
   Postretirement benefit cost.................  $    103   $    140   $    143
                                                 ========   ========   ========

  The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 0% because at the time of adoption of FAS 106, the Company amended its plans to fix current and future contributions levels at the rates in place at that time. Increases in health care cost due to factors such as inflation, changes in health care utilization or delivery patterns, technological advances, and changes in the health status of plan participants will be borne by the participants. Measurement of the accumulated postretirement benefit obligation was based on an assumed 9.5%, 7.5% and 8.5% discount rate for fiscal 1993, 1994 and 1995, respectively.

8. PREFERRED STOCK

  Under its Certificate of Incorporation the Company will be authorized to issue preferred stock with a par value of $0.01 in an amount not to exceed 250,000 shares which may be divided into and issued in designated series, with dividend rates, rights of conversion, redemption, liquidation prices and other terms or conditions as determined by the Board of Directors. No preferred shares have been issued as of September 2, 1995. The Board of Directors will be authorized to designate 50,000 of such shares as Series A Junior Participating Preferred Stock and will issue rights to acquire such shares, upon certain events, with an exercise price to be determined,

                          MORRISON HEALTH CARE, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
8. PREFERRED STOCK--(CONTINUED)

but substantially above the expected trading price. The rights will expire ten years after the date such rights are issued, and may be redeemed prior to ten days after the acquisition of 20% or more of the Company's common stock.

9. CAPITAL STOCK, OPTIONS AND BONUS PLANS

  The Company intends to adopt plans similar to the Morrison Restaurants Inc. Stock Incentive Plan, the Morrison Restaurants Inc. Stock Incentive and Deferred Compensation Plan for Directors and the Morrison Restaurants Inc. 1993 Non-Executive Stock Incentive Plan. As a part of Morrison, employees and directors of the Company participated in the above plans which are discussed in more detail below.

 The Morrison Restaurants Inc. Stock Incentive Plan

  In September, 1992, the shareholders of Morrison approved The Morrison Restaurants Inc. Stock Incentive Plan which is an amendment and restatement of the Morrison Restaurants Inc. 1989 Non-Qualified Stock Option Plan. A Committee, appointed by the Board, administers the Plan on behalf of Morrison and has complete discretion to determine participants and the terms and provisions of Stock Incentives, subject to the Plan. The Plan permits the Committee to make awards of shares of common stock, awards of derivative securities related to the value of the common stock, and certain cash awards to eligible persons. These discretionary awards may be made on an individual basis or pursuant to a program approved by the Committee for the benefit of a group of eligible persons. The Plan permits the Committee to make awards of a variety of stock incentives, including (but not limited to) dividend equivalent rights, incentive stock options, non-qualified stock options, performance unit awards, phantom shares, stock appreciation rights and stock awards. All shares and grants awarded under the Plan have been at the prevailing market value at the time of issue or grant.

 The Morrison Restaurants Inc. Stock Incentive and Deferred Compensation Plan for Directors

  In September, 1994, Morrison's shareholders approved the Morrison Restaurants Inc. Stock Incentive and Deferred Compensation Plan for Directors, which is an amendment and restatement of a similarly titled 1992 plan. In general, the Plan sets a target ownership level for non-management directors. To facilitate attaining the target ownership level, the Plan provides that the directors must use 60% of their retainer to purchase shares of Morrison. Each director purchasing stock receives an additional 15% of the shares purchased and three times the total shares in options which after six months are exercisable for five years from the grant date. All options awarded under the Plan have been at the prevailing market value at the time of issue or grant. A Committee, appointed by the Board, administers the Plan on behalf of Morrison.

 The Morrison Restaurants Inc. 1993 Non-Executive Stock Incentive Plan

  In October, 1993, the Board of Directors approved the Morrison Restaurants Inc. 1993 Non-Executive Stock Incentive Plan. A committee, appointed by the Board, administers the Plan on behalf of Morrison and has full authority in its discretion to determine the officers and key employees to whom stock incentives are granted and the terms and provisions of stock incentives, subject to the Plan. All shares and grants awarded under the Plan have been at the prevailing market value at the time of issue or grant.

  In addition to the above plans, certain employees of the Company hold vested stock options outstanding on two terminated plans, the Morrison Restaurants Inc. Long-Term Incentive Plan, which was effective from 1984 to 1989, and the Morrison Restaurants Inc. Stock Bonus and Non-Qualified Stock Option Plan, which was effective from 1986 to 1992.

  Under the terms of the Plan of Distribution, employees of the Company who are current holders of Morrison stock options will receive adjusted, substitute options which, in the aggregate, will preserve the economic value

                          MORRISON HEALTH CARE, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
9. CAPITAL STOCK, OPTIONS AND BONUS PLANS--(CONTINUED)

as well as the material terms, such as option period, vesting provisions and payment terms, the optionee had in his or her original Morrison option prior to the Distribution. To the extent an optionee holds vested stock options, original Morrison options will be adjusted by granting new option rights to acquire Ruby Tuesday, Inc. and Morrison Fresh Cooking, Inc. stock in addition to Company stock. In addition, each Company optionee holding vested Morrison options, to the extent vested, will be given the opportunity to consent to the receipt of an option to acquire only Company stock under the same terms as above. To the extent an optionee employed by the Company holds unvested options, original Morrison options will be adjusted by granting new option rights to acquire Company stock, with that option having the same economic value as the unvested portion of the Morrison option. Retirees and others holding Morrison options will receive Ruby Tuesday, Inc., Morrison Fresh Cooking, Inc. and Company options that, in the aggregate, will have an economic value equal to the value of their Morrison options.

10. CONTINGENCIES

  At June 3, 1995, the Company (as part of Morrison) was contingently liable for approximately $11.0 million in letters of credit, issued primarily in connection with its workers' compensation and casualty insurance programs.

  The Company is presently, and from time to time, subject to pending claims and lawsuits arising in the ordinary course of its business. In the opinion of management, the ultimate resolution of these pending legal proceedings will not have a material adverse effect on the Company's operations or financial position.

  Prior to the Distribution, the Company intends to enter into an agreement with Morrison Fresh Cooking, Inc. and Ruby Tuesday, Inc. providing for assumptions of liabilities and cross-indemnities designed to allocate generally, among the three companies, effective as of the Distribution date, financial responsibility for liabilities arising out of or in connection with business activities prior to the Distribution.

11. SUBSEQUENT EVENTS

  On January 10, 1996, the Company announced that it anticipates to record charges in the third quarter of $1.6 million consisting primarily of estimated professional and other fees to be incurred in accordance with the Distribution ($1.1 million), relocation costs for personnel moving in connection with the Distribution expected during the quarter ($0.3 million) and miscellaneous other asset write-offs ($0.2 million).

                          MORRISON HEALTH CARE, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

12. SUPPLEMENTAL QUARTERLY FINANCIAL DATA (UNAUDITED)

  Quarterly financial results for the years ended June 4, 1994 and June 3, 1995, are summarized below. All quarters are composed of 13 weeks. Amounts presented are in thousands.

                                 FIRST      SECOND   THIRD    FOURTH
                                QUARTER    QUARTER  QUARTER  QUARTER   TOTAL
                                --------   -------- -------- -------- --------
   For the year ended June 4,
    1994:
     Revenues.................. $102,857   $126,288 $114,518 $118,117 $461,780
                                ========   ======== ======== ======== ========
     Gross profit*............. $  9,442   $ 15,402 $ 12,545 $ 13,774 $ 51,163
                                ========   ======== ======== ======== ========
     Income before income
      taxes.................... $  2,456   $  8,627 $  4,414 $  6,091 $ 21,588
     Provision for federal and
      state income taxes.......      951      3,336    1,708    2,356    8,351
                                --------   -------- -------- -------- --------
     Net income................ $  1,505   $  5,291 $  2,706 $  3,735 $ 13,237
                                ========   ======== ======== ======== ========
   For the year ended June 3,
    1995:
     Revenues.................. $ 53,971   $ 56,578 $ 56,578 $ 58,265 $225,392
                                ========   ======== ======== ======== ========
     Gross profit*............. $  8,594   $  9,585 $  8,857 $ 10,930 $ 37,966
                                ========   ======== ======== ======== ========
     Income before income
      taxes.................... $ 50,898** $  5,305 $  3,345 $  5,747 $ 65,295
     Provision for federal and
      state income taxes.......   22,637      2,149    1,355    2,328   28,469
                                --------   -------- -------- -------- --------
     Net income................ $ 28,261   $  3,156 $  1,990 $  3,419 $ 36,826
                                ========   ======== ======== ======== ========

--------
 * The Company defines gross profit as revenue less operating expenses. ** Includes a pre-tax gain of $46,782 realized upon the sale of B&I.

                                                                     SCHEDULE II

                           MORRISON HEALTH CARE, INC.

                       VALUATION AND QUALIFYING ACCOUNTS
       FOR THE PERIODS ENDED JUNE 3, 1995, JUNE 4, 1994 AND JUNE 5, 1993
                             (DOLLARS IN THOUSANDS)

     COLUMN A              COLUMN B       COLUMN C       COLUMN D (A)  COLUMN E
     --------             ---------- ------------------- ------------ ----------
                                          ADDITIONS
                                     -------------------
                          BALANCE AT CHARGED TO CHARGED               BALANCE AT
                          BEGINNING  COSTS AND  TO OTHER                 END
    DESCRIPTION           OF PERIOD   EXPENSES  ACCOUNTS  DEDUCTIONS  OF PERIOD
    -----------           ---------- ---------- -------- ------------ ----------
YEAR ENDED JUNE 3, 1995:
Trade receivables:
  Allowance for doubtful
   accounts.............    $2,622      $  0       $0        $981       $1,641
                            ======      ====      ===        ====       ======
YEAR ENDED JUNE 4, 1994:
Trade receivables:
  Allowance for doubtful
   accounts.............    $3,087      $  4      $ 0        $469       $2,622
                            ======      ====      ===        ====       ======
YEAR ENDED JUNE 5, 1993:
Trade receivables:
  Allowance for doubtful
   accounts.............    $3,021      $551      $ 0        $485       $3,087
                            ======      ====      ===        ====       ======

--------
Notes:
(A) Write-off of trade receivables determined to be uncollectible against the allowance for doubtful accounts.

                  MORRISON RESTAURANTS INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

  The following Unaudited Pro Forma Consolidated Financial Statements have been prepared to illustrate certain estimated effects of the Distribution and related transactions. These statements include adjustments to revenues, expenses, assets and liabilities and for the recapitalization which might have occurred had the Distribution been effected as of the dates indicated. Adjustments are based on the assumptions set forth below and in the notes to the Unaudited Pro Forma Consolidated Financial Statements. The pro forma consolidated statements of income for the year ended June 3, 1995 and the twenty-six weeks ended December 2, 1995 are prepared assuming the Distribution had occurred as of June 5, 1994 and June 4, 1995, respectively. The pro forma consolidated balance sheet as of December 2, 1995 is prepared assuming that the Distribution had occurred as of that date.

  The Unaudited Pro Forma Consolidated Financial Statements and accompanying notes should be read in conjunction with the historical consolidated financial statements, including the notes thereto, and other financial data of the Company contained elsewhere in this Proxy Statement. The pro forma consolidated financial information is presented for informational purposes only and may not necessarily reflect the future earnings, results of operations or financial position of the Company or what the earnings, results of operations or financial position would have been had Morrison's three businesses been operated separately for the periods indicated.

                   MORRISON RESTAURANTS INC. AND SUBSIDIARIES

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                        CONSOLIDATED STATEMENT OF INCOME

                                          FOR THE  TWENTY-SIX WEEKS ENDED
                                                 DECEMBER 2, 1995
                                     -----------------------------------------
                                                     PRO FORMA
                                     HISTORICAL ADJUSTMENTS (NOTE 1) PRO FORMA
                                     ---------- -------------------- ---------
                                                  (IN THOUSANDS)
Revenues:
  Net sales and operating revenues..  $296,355         $             $296,355
  Other revenues....................     1,610           (198)(a)       1,412
                                      --------         ------        --------
                                       297,965           (198)        297,767
                                      --------         ------        --------
Operating costs and expenses (Note
 3):
  Cost of merchandise...............    82,031                         82,031
  Payroll and related costs.........   101,893           (333)(a)     101,560
  Other.............................    65,525           (203)(a)      65,322
  Selling, general and administra-
   tive.............................    20,861           (616)(a)      20,245
  Depreciation and amortization.....    16,797           (104)(a)      16,693
  Interest expense, net.............     1,522                          1,522
                                      --------         ------        --------
                                       288,629         (1,256)        287,373
                                      --------         ------        --------
Income from continuing operations
 before income taxes................     9,336          1,058          10,394
Provision for federal and state
 income taxes.......................     3,038            308 (b)       3,346
                                      --------         ------        --------
Income from continuing operations...  $  6,298         $  750        $  7,048
                                      ========         ======        ========



      See accompanying notes to Unaudited Pro Forma Consolidated Financial
                                  Statements.

                   MORRISON RESTAURANTS INC. AND SUBSIDIARIES

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                        CONSOLIDATED STATEMENT OF INCOME

                                      FOR THE FISCAL YEAR ENDED JUNE 3, 1995
                                     -----------------------------------------
                                                     PRO FORMA
                                     HISTORICAL ADJUSTMENTS (NOTE 1) PRO FORMA
                                     ---------- -------------------- ---------
                                                  (IN THOUSANDS)
Revenues:
  Net sales and operating revenues..  $514,292        $              $514,292
  Other revenues....................     1,020           (258)(a)         762
                                      --------        -------        --------
                                       515,312           (258)        515,054
                                      --------        -------        --------
Operating costs and expenses (Note
 3):
  Cost of merchandise...............   138,665                        138,665
  Payroll and related costs.........   169,881            228 (a)     170,109
  Other.............................   106,028         (1,048)(a)     104,980
  Selling, general and
   administrative...................    37,521         (1,695)(a)      35,826
  Depreciation and amortization.....    26,634           (142)(a)      26,492
  L&N conversion/closing costs......    19,727                         19,727
  Interest expense, net.............       744                            744
                                      --------        -------        --------
                                       499,200         (2,657)        496,543
                                      --------        -------        --------
Income from continuing operations
 before income taxes................    16,112          2,399          18,511
Provision for federal and state
 income taxes.......................     5,027            748 (b)       5,775
                                      --------        -------        --------
Income from continuing operations...  $ 11,085        $ 1,651        $ 12,736
                                      ========        =======        ========



      See accompanying notes to Unaudited Pro Forma Consolidated Financial
                                  Statements.

                   MORRISON RESTAURANTS INC. AND SUBSIDIARIES

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                           CONSOLIDATED BALANCE SHEET

                                                 DECEMBER 2, 1995
                                     ------------------------------------------
                                                      PRO FORMA
                                     HISTORICAL  ADJUSTMENTS (NOTE 2) PRO FORMA
                                     ----------  -------------------- ---------
                                                  (IN THOUSANDS)
               ASSETS
Current assets:
  Cash and short-term investments... $   9,617        $  (8,100)(e)   $   1,517
  Receivables:
    Trade...........................       213                              213
    Other...........................     2,960                            2,960
  Inventories:
    Merchandise.....................     5,847                            5,847
    China, silver and supplies......     3,021                            3,021
  Prepaid expenses..................     9,494                            9,494
  Deferred income tax benefits......     1,848                            1,848
  Current assets of discontinued
   operations.......................    47,045          (47,045)(a)
                                     ---------        ---------       ---------
      Total current assets..........    80,045          (55,145)         24,900
                                     ---------        ---------       ---------
Property and equipment--at cost:
  Land..............................    24,095                           24,095
  Buildings.........................    50,273                           50,273
  Improvements......................   182,134                          182,134
  Restaurant equipment..............   131,605                          131,605
  Other equipment...................    29,775                           29,775
  Construction in progress..........    40,427                           40,427
                                     ---------                        ---------
                                       458,309                          458,309
  Less accumulated depreciation and
   amortization.....................  (132,620)                        (132,620)
                                     ---------                        ---------
                                       325,689                          325,689
Cost in excess of net assets
 acquired...........................    21,981                           21,981
Non-current assets of discontinued
 operations.........................   108,543         (108,543)(a)
Other assets........................     9,719            1,019 (b)      10,738
                                     ---------        ---------       ---------
Total assets........................ $ 545,977        $(162,669)      $ 383,308
                                     =========        =========       =========

                   MORRISON RESTAURANTS INC. AND SUBSIDIARIES

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                     CONSOLIDATED BALANCE SHEET (CONTINUED)

                                                DECEMBER 2, 1995
                                    ---------------------------------------------
                                                     PRO FORMA
                                    HISTORICAL  ADJUSTMENTS (NOTE 2)    PRO FORMA
                                    ----------  --------------------    ---------
                                                 (IN THOUSANDS)
   LIABILITIES AND STOCKHOLDERS'
              EQUITY:
Current liabilities:
  Accounts payable................. $  28,182        $                  $ 28,182
  Short-term borrowings............    17,720                             17,720
  Accrued liabilities:
    Taxes, other than income
     taxes.........................    10,505                             10,505
    Payroll and related costs......     5,113                              5,113
    Insurance......................     6,808                              6,808
    Rent and other.................     7,275                              7,275
  Current portion of long-term
   debt............................        91                                 91
  Current liabilities of
   discontinued operations.........    46,182          (46,182)(a)
                                    ---------        ---------          --------
      Total current liabilities....   121,876          (46,182)           75,694
                                    ---------        ---------          --------
Long-term debt:
  Notes and mortgages payable......    69,136                             69,136
Deferred income taxes..............    16,955                             16,955
Other deferred liabilities.........    18,985                             18,985
Non-current liabilities on
 discontinued operations...........    62,441          (62,441)(a)
Stockholders' equity:
  Common stock, $0.01 par value;
   (authorized: 100,000 shares;
   issued: historical 43,644
   shares; pro forma 21,822
   shares).........................       436             (218)(d)           218
  Capital in excess of par value...    84,752              218 (d)        84,970
  Retained earnings................   308,169         (189,233)(a,c,e)   118,936
                                    ---------        ---------          --------
                                      393,357         (189,233)          204,124
  Less cost of treasury stock......  (136,773)         135,187 (b,c)      (1,586)
                                    ---------        ---------          --------
                                      256,584          (54,046)          202,538
                                    ---------        ---------          --------
      Total liabilities and
       stockholders' equity........ $ 545,977        $(162,669)         $383,308
                                    =========        =========          ========


      See accompanying notes to Unaudited Pro Forma Consolidated Financial
                                  Statements.

                  MORRISON RESTAURANTS INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

  Accomplishment of the transactions contemplated in this Proxy Statement would result in Morrison Restaurants Inc. (to be renamed Ruby Tuesday, Inc.) distributing the net assets of its wholly-owned businesses, Morrison Fresh Cooking, Inc. (MFCI) and Morrison Health Care, Inc. (MHCI), to its shareholders. The historical consolidated financial statements reflect periods during which Morrison Restaurants Inc. did not operate as a separate company, independent of MFCI and MHCI, and certain assumptions were made in preparing such financial statements. Therefore these historical consolidated financial statements may not necessarily reflect the results of operations or financial position that would have resulted had the transactions contemplated herein been accomplished at the beginning of the historical periods reported.

  Note 1--The pro forma adjustments to the accompanying historical consolidated statements of income for the fiscal year ended June 3, 1995 and the thirteen weeks ended December 2, 1995 are described below:

    (a) To record the reduction in revenues and changes in operating expenses associated with shared corporate overhead which would not have been incurred by Morrison Restaurants Inc. had MFCI and MHCI been separate stand-alone entities.

    (b) To record the estimated income tax benefit associated with pro forma adjustment (a) at an assumed combined state and federal effective income tax rate of 31.2% for the year ended June 3, 1995 and 32.2% for the thirteen weeks ended December 2, 1995.

  Note 2--The pro forma adjustments to the accompanying historical consolidated balance sheet at December 2, 1995 are described below (amounts in thousands):

    (a) To record the distribution of the net assets of MFCI and MHCI totaling $46,965 to the Company's stockholders.

    (b) To record the distribution to employees participating in the Morrison Restaurants Inc. Deferred Compensation Plan rabbi trust of MFCI and MHCI stock ($1,019).

    (c) To record the cancellation of all remaining Morrison Restaurants Inc. treasury stock except the expected Ruby Tuesday, Inc. common stock to remain in the Deferred Compensation Plan rabbi trust ($134,168).

    (d) To record the one-for-two reverse stock split which will occur simultaneous with the Distribution and the Company's reincorporation into Georgia and name change to "Ruby Tuesday, Inc.".

    (e) To record an additional planned transfer of cash of $8,100 to MHCI in order to help MHCI meet potential lender requirements for positive equity following the Distribution.

  Note 3--Historical operating expenses include certain previously unallocated corporate expense items. Some of these expenses have been included in the Statement of Income for Morrison Restaurants Inc. even though they have also been included in the Statements of Income for one of the other two companies. This treatment is appropriate because these corporate expenses were not allocable under generally accepted accounting standards to discontinued operations for purposes of Morrison Restaurants Inc.'s Consolidated Statement of Income, only the Statements of Income for MFCI and MHCI.

                         MORRISON FRESH COOKING, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

  The following Unaudited Pro Forma Financial Statements of the Company have been prepared to illustrate certain estimated effects of the Distribution and related transactions. These statements include adjustments for the effects of costs, expenses, assets and liabilities and the recapitalization which might have occurred had the Distribution been effected as of the dates indicated. Adjustments are based on the assumptions set forth below and in the notes to the Unaudited Pro Forma Financial Statements. The pro forma statements of income for the year ended June 3, 1995 and the twenty-six weeks ended December 2, 1995 are prepared assuming the Distribution has occurred as of June 5, 1994 and June 4, 1995, respectively. The pro forma balance sheet as of December 2, 1995 is prepared assuming that the Distribution had occurred as of that date. Such pro forma information may not necessarily be indicative of the results that would actually have occurred had the transactions occurred on the dates indicated or of the results of that may occur in the future.

  The Unaudited Pro Forma Financial Statements and accompanying notes should be read in conjunction with the historical financial statements, including the notes thereto, and other financial data of the Company included elsewhere herein.

                          MORRISON FRESH COOKING, INC.
             (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                    UNAUDITED PRO FORMA FINANCIAL INORMATION
                              STATEMENT OF INCOME

                                         FOR THE TWENTY-SIX WEEKS ENDED
                                                DECEMBER 2, 1995
                                  ---------------------------------------------
                                                      PRO FORMA
                                    HISTORICAL   ADJUSTMENTS (NOTE 1) PRO FORMA
                                  -------------- -------------------- ---------
                                  (IN THOUSANDS)
Revenues:
  Net sales and operating
   revenues......................    $138,148           $             $138,148
  Other revenues, net............        (130)                            (130)
                                     --------           -----         --------
                                      138,018                          138,018
                                     --------           -----         --------
Operating costs and expenses
 (Note 3):
  Cost of merchandise............      39,302                           39,302
  Payroll and related costs......      51,897             178 (a)       52,075
  Other..........................      28,590             129 (a)       28,719
  Selling, general and
   administrative................       8,728             609 (a)        9,337
  Depreciation and amortization..       5,342               9 (a)        5,351
  Interest income................        (109)                            (109)
                                     --------           -----         --------
                                      133,750             925          134,675
                                     --------           -----         --------
  Income before provision for
   income taxes..................       4,268            (925)           3,343
  Provision for federal and state
   income taxes..................       1,761            (382)(b)        1,379
                                     --------           -----         --------
  Net income.....................    $  2,507           $(543)        $  1,964
                                     ========           =====         ========


      See accompanying notes to Unaudited Pro Forma Financial Statements.

                          MORRISON FRESH COOKING, INC.
             (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                    UNAUDITED PRO FORMA FINANCIAL INORMATION
                              STATEMENT OF INCOME

                                      FOR THE FISCAL YEAR ENDED JUNE 3, 1995
                                     -----------------------------------------
                                                     PRO FORMA
                                     HISTORICAL ADJUSTMENTS (NOTE 1) PRO FORMA
                                     ---------- -------------------- ---------
                                                  (IN THOUSANDS)
Revenues:
  Net sales and operating revenues..  $294,676        $              $294,676
  Other revenues, net...............       (89)                           (89)
                                      --------        -------        --------
                                       294,587                        294,587
                                      --------        -------        --------
Operating costs and expenses (Note
 3):
  Cost of merchandise...............    78,987                         78,987
  Payroll and related costs.........   105,472            475 (a)     105,947
  Other.............................    60,618            342 (a)      60,960
  Selling, general and
   administrative...................    20,426            216 (a)      20,642
  Depreciation and amortization.....    10,277             22 (a)      10,299
  Interest income...................      (301)                          (301)
                                      --------        -------        --------
                                       275,479          1,055         276,534
                                      --------        -------        --------
Income before provision for income
 taxes..............................    19,108         (1,055)         18,053
Provision for federal and state
 income taxes.......................     7,734           (427)(b)       7,307
                                      --------        -------        --------
Net income..........................  $ 11,374        $  (628)       $ 10,746
                                      ========        =======        ========



      See accompanying notes to Unaudited Pro Forma Financial Statements.

                          MORRISON FRESH COOKING, INC.
             (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                 UNAUDITED PRO FORMA FINANCIAL INFORMATION
                                 BALANCE SHEET

                                               DECEMBER 2, 1995
                                   ------------------------------------------
                                                    PRO FORMA
                                   HISTORICAL  ADJUSTMENTS (NOTE 2) PRO FORMA
                                   ----------  -------------------- ---------
                                                (IN THOUSANDS)
              ASSETS
Current assets:
  Cash and short-term
   investments.................... $   1,819          $             $   1,819
  Receivables:
    Trade.........................       484                              484
    Other.........................     1,155                            1,155
  Inventories:
    Merchandise...................     1,670                            1,670
    China, silver and supplies....     1,594                            1,594
  Prepaid expenses................     2,478                            2,478
  Deferred income tax benefits....     2,275                            2,275
                                   ---------          ------        ---------
      Total current assets........    11,475                           11,475
                                   ---------          ------        ---------
Property and equipment--at cost:
  Land............................     6,636                            6,636
  Buildings.......................    20,073                           20,073
  Improvements....................    73,203                           73,203
  Restaurant equipment............    77,353                           77,353
  Other equipment.................    16,763                           16,763
  Construction in progress........     8,906                            8,906
                                   ---------          ------        ---------
                                     202,934                          202,934
Less accumulated depreciation and
 amortization.....................  (131,401)                        (131,401)
                                   ---------          ------        ---------
                                      71,533                           71,533
Deferred income tax benefits......     1,874                            1,874
Other assets......................     7,743           1,571(b)         9,314
                                   ---------          ------        ---------
      Total assets................ $  92,625          $1,571        $  94,196
                                   =========          ======        =========

                          MORRISON FRESH COOKING, INC.
             (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                           BALANCE SHEET (CONTINUED)

                                                DECEMBER 2, 1995
                                    -------------------------------------------
                                                    PRO FORMA
                                    HISTORICAL ADJUSTMENTS (NOTE 2)   PRO FORMA
                                    ---------- --------------------   ---------
                                                 (IN THOUSANDS)
  LIABILITIES AND OWNER'S EQUITY
Current liabilities:
  Accounts payable.................  $10,008         $                 $10,008
  Accrued liabilities:
    Taxes, other than income
     taxes.........................    2,770                             2,770
    Payroll and related costs......    3,850                             3,850
    Insurance......................    4,901                             4,901
    Rent and other.................    3,650                             3,650
    Current portion of capital
     lease obligations.............       91                                91
                                     -------         --------          -------
      Total current liabilities....   25,270                            25,270
                                     -------         --------          -------
Capital lease obligations..........      803                               803
Reserve for unit closings..........      657                               657
Other deferred liabilities.........   13,725                            13,725
Owner's equity:
  Investment by and advances from
   Morrison Restaurants Inc........   52,170          (52,170)(a)
  Common stock, $0.01 par value;
   (authorized: 100,000 shares;
   issued: pro forma 8,630
   shares).........................                        86 (c)           86
  Capital in excess of par value...                    53,906 (a,b,c)   53,906
  Retained earnings................
                                     -------         --------          -------
                                      52,170            1,822           53,992
  Less cost of treasury stock......                       251 (b)          251
                                     -------         --------          -------
                                      52,170            1,571           53,741
                                     -------         --------          -------
      Total liabilities and owner's
       equity......................  $92,625         $  1,571          $94,196
                                     =======         ========          =======


      See accompanying notes to Unaudited Pro Forma Financial Statements.

                         MORRISON FRESH COOKING, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
              NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


  Accomplishment of the transactions contemplated in this Proxy Statement would result in Morrison Restaurants Inc. (to be renamed Ruby Tuesday, Inc.) distributing the net assets of its wholly-owned businesses, Morrison Fresh Cooking, Inc. (MFCI) and Morrison Health Care, Inc. (MHCI), to its shareholders. The historical financial statements reflect periods during which MFCI did not operate as a separate stand-alone entity and certain assumptions were made in preparing such financial statements. Therefore, such historical financial statements may not necessarily reflect the results of operations or financial position that would have resulted had the transactions contemplated herein been accomplished.

  Note 1--The pro forma adjustments to the accompanying historical statements of income for the fiscal year ended June 3, 1995 and the twenty-six weeks ended December 2, 1995 are described below:

    (a) To record the increase in operating expenses which presumably would have been incurred by MFCI had MFCI been a separate stand-alone entity.

    (b) To record the estimated income tax benefit associated with pro forma adjustment (a) at an assumed combined state and federal effective income tax rate of 40.5% for the year ended June 3, 1995 and 41.3% for the twenty-six weeks ended December 2, 1995. The assumed effective income tax rate is comprised of a 35% statutory federal income tax rate plus applicable state income taxes and permanent differences, less applicable tax credits.

  Note 2--The pro forma adjustments to the accompanying historical balance sheet at December 2, 1995 are described below (amounts in thousands):

    (a) To record the distribution of net assets of MFCI ($52,170) to the Company's stockholders.

    (b) To record the distribution to MFCI employees participating in the Morrison Restaurants Inc. Deferred Compensation Plan rabbi trust of RTI and MHCI stock ($1,571).

    (c) To record the issuance of common stock in conjunction with the distribution of net assets.

  Note 3--Historical operating expenses include certain previously unallocated corporate expense items.

                          MORRISON HEALTH CARE, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

  The following Unaudited Pro Forma Financial Statements of the Company have been prepared to illustrate certain estimated effects of the Distribution and related transactions. These statements include adjustments for the effects of costs, expenses, assets and liabilities and the recapitalization which might have occurred had the Distribution been effected as of the dates indicated. Adjustments are based on the assumptions set forth below and in the notes to the Unaudited Pro Forma Financial Statements. The pro forma statements of income for the year ended June 3, 1995 and the twenty-six weeks ended December 2, 1995 are prepared assuming the Distribution has occurred as of June 5, 1994 and June 4, 1995, respectively. The pro forma balance sheet as of December 2, 1995 is prepared assuming that the Distribution had occurred as of that date. Such pro forma information may not necessarily be indicative of the results that would actually have occurred had the transactions occurred on the dates indicated or of the results of that may occur in the future.

  The Unaudited Pro Forma Financial Statements and accompanying notes should be read in conjunction with the historical financial statements, including the notes thereto, and other financial data of the Company included elsewhere herein.

                           MORRISON HEALTH CARE, INC.
             (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                              STATEMENT OF INCOME

                                          FOR THE TWENTY-SIX WEEKS ENDED
                                                 DECEMBER 2, 1995
                                     -----------------------------------------
                                                     PRO FORMA
                                     HISTORICAL ADJUSTMENTS (NOTE 1) PRO FORMA
                                     ---------- -------------------- ---------
                                                  (IN THOUSANDS)
Revenues............................  $112,881        $              $112,881
Operating costs and expenses (Note
 3):
  Operating expenses................    91,808                         91,808
  Selling, general and
   administrative...................     9,816          1,200 (a)      11,016
  Interest expense, net.............       753                            753
                                      --------        -------        --------
                                       102,377          1,200         103,577
                                      --------        -------        --------
Income before provision for income
 taxes..............................    10,504         (1,200)          9,304
Provision for federal and state
 income taxes.......................     4,424           (505)(b)       3,919
                                      --------        -------        --------
Net income..........................  $  6,080        $  (695)       $  5,385
                                      ========        =======        ========



      See accompanying notes to Unaudited Pro Forma Financial Statements.

                           MORRISON HEALTH CARE, INC.
             (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                              STATEMENT OF INCOME

                                      FOR THE FISCAL YEAR ENDED JUNE 3, 1995
                                     -----------------------------------------
                                                     PRO FORMA
                                     HISTORICAL ADJUSTMENTS (NOTE 1) PRO FORMA
                                     ---------- -------------------- ---------
                                                  (IN THOUSANDS)
Revenues............................  $225,392        $              $225,392
Operating costs and expenses (Note
 3):
  Operating expenses................   187,426                        187,426
  Selling, general and
   administrative...................    18,946          1,567 (a)      20,513
  Net gain on sale/closure of B&I
   accounts.........................   (46,782)                       (46,782)
  Interest expense, net.............       507                            507
                                      --------        -------        --------
                                       160,097          1,567         161,664
                                      --------        -------        --------
Income before provision for income
 taxes..............................    65,295         (1,567)         63,728
Provision for federal and state
 income taxes.......................    28,469           (683)(b)      27,786
                                      --------        -------        --------
Net income..........................  $ 36,826        $  (884)       $ 35,942
                                      ========        =======        ========




      See accompanying notes to Unaudited Pro Forma Financial Statements.

                           MORRISON HEALTH CARE, INC.
             (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                                 BALANCE SHEET

                                                  DECEMBER 2, 1995
                                      -----------------------------------------
                                                      PRO FORMA
                                      HISTORICAL ADJUSTMENTS (NOTE 2) PRO FORMA
                                      ---------- -------------------- ---------
                                                   (IN THOUSANDS)
               ASSETS
Current assets:
  Cash and short-term investments....  $   750         $ 8,100(d)      $ 8,850
  Receivables:
    Trade, net.......................   19,304                          19,304
    Other............................    4,609                           4,609
  Inventories........................    2,846                           2,846
  Prepaid expenses...................    4,705                           4,705
  Deferred income tax benefits.......    3,356                           3,356
                                       -------         -------         -------
      Total current assets...........   35,570           8,100          43,670
                                       -------         -------         -------
Property and equipment--at cost:
  Buildings and improvements.........    3,980                           3,980
  Equipment..........................   11,416                          11,416
                                       -------         -------         -------
                                        15,396                          15,396
  Less accumulated depreciation and
   amortization......................   (9,546)                         (9,546)
                                       -------         -------         -------
                                         5,850                           5,850
Deferred income tax benefits.........    2,131                           2,131
Cost in excess of net assets ac-
 quired..............................    4,812                           4,812
Notes receivable.....................    5,237                           5,237
Client construction allowances.......    2,619                           2,619
Other assets.........................    6,744           2,574(b)        9,318
                                       -------         -------         -------
      Total assets...................  $62,963         $10,674         $73,637
                                       =======         =======         =======

                           MORRISON HEALTH CARE, INC.
             (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                           BALANCE SHEET (CONTINUED)

                                               DECEMBER 2, 1995
                                   ---------------------------------------------
                                                   PRO FORMA
                                   HISTORICAL ADJUSTMENTS (NOTE 2)     PRO FORMA
                                   ---------- --------------------     ---------
                                                (IN THOUSANDS)
 LIABILITIES AND OWNER'S EQUITY:
Current liabilities:
  Accounts payable................  $ 8,460         $                   $ 8,460
  Accrued liabilities:
    Taxes, other than income
     taxes........................    1,680                               1,680
    Payroll and related costs.....    2,820                               2,820
    Insurance.....................    5,924                               5,924
    Rent and other................    2,017                               2,017
    Current portion of long-term
     debt.........................       11                                  11
                                    -------         -------             -------
      Total current liabilities...   20,912                              20,912
                                    -------         -------             -------
Long-term debt:
    Notes and mortgage payable....   32,054                              32,054
    Other deferred liabilities....   15,201                              15,201
Owner's equity:
  Advances to Morrison Restaurants
   Inc............................   (5,204)          5,204 (a)
  Common stock, $0.01 par value;
   (authorized: 100,000 shares;
   issued: pro forma 11,508
   shares)........................                      115 (c)             115
  Capital in excess of par value..                    6,229 (a,b,c,d)     6,229
  Retained earnings...............
                                    -------         -------             -------
                                     (5,204)         11,548               6,344
  Less cost of treasury stock.....                      874 (b)             874
                                    -------         -------             -------
                                     (5,204)         10,674               5,470
                                    -------         -------             -------
      Total liabilities and
       owner's equity.............  $62,963         $10,674             $73,637
                                    =======         =======             =======


      See accompanying notes to Unaudited Pro Forma Financial Statements.

                          MORRISON HEALTH CARE, INC.
            (A WHOLLY-OWNED BUSINESS OF MORRISON RESTAURANTS INC.)

                UNAUDITED PRO FORMA FINANCIAL INFORMATION
              NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

  Accomplishment of the transactions contemplated in this Proxy Statement would result in Morrison Restaurants Inc. (to be renamed Ruby Tuesday, Inc.) distributing the net assets of its wholly-owned businesses, Morrison Fresh Cooking, Inc. (MFCI) and Morrison Health Care, Inc. (MHCI), to its shareholders. The historical financial statements reflect periods during which MHCI did not operate as a separate stand-alone entity and certain assumptions were made in preparing such financial statements. Therefore, such historical financial statements may not necessarily reflect the results of operations or financial position that would have resulted had the transactions contemplated herein been accomplished.

  Note 1--The pro forma adjustments to the accompanying historical statements of income for the fiscal year ended June 3, 1995 and the twenty-six weeks ended December 2, 1995 are described below:

    (a) To record the increase in operating and selling, general and administrative expenses which presumably would have been incurred by MHCI had MHCI been a separate stand-alone entity.

    (b) To record the estimated income tax benefit associated with pro forma adjustment (a) at an assumed combined state and federal effective income tax rate of 43.6% for the year ended June 3, 1995 and 42.1% for the twenty-six weeks ended December 2, 1995. The assumed effective income tax rate is comprised of a 35% statutory federal income tax rate plus applicable state income taxes and permanent differences, less applicable tax credits.

  Note 2--The pro forma adjustments to the accompanying historical balance sheet at December 2, 1995 are described below (amounts in thousands):

    (a) To record the distribution of net assets (liabilities) of MHCI ($5,204) to the Company's stockholders.

    (b) To record the distribution to MHCI employees participating in the Morrison Restaurants Inc. Deferred Compensation Plan rabbi trust of RTI and MFCI stock ($2,574).

    (c) To record the issuance of common stock in conjunction with the distribution of net assets.

    (d) To record an additional planned transfer of cash from Morrison in order to help MHCI meet potential lender requirements for positive equity following the Distribution.

  Note 3--Historical operating expenses include certain previously unallocated corporate expense items.

                                                                        ANNEX A

                        AGREEMENT AND PLAN OF MERGER OF
                           MORRISON RESTAURANTS INC.
                                 WITH AND INTO
                         RUBY TUESDAY (GEORGIA), INC.

  This AGREEMENT AND PLAN OF MERGER (the "Agreement") is made and entered into
as of the    day of       , 1996, by and between Morrison Restaurants Inc., a
Delaware corporation ("Morrison") and Ruby Tuesday (Georgia), Inc., a Georgia corporation ("RTI-Georgia") and wholly-owned subsidiary of Morrison (Morrison and RTI-Georgia hereinafter sometimes collectively referred to as the "Constituent Corporations");

                                  Witnesseth:

  Whereas, Morrison has authorized capitalization consisting of: (i) 100,000,000 shares of common stock, $0.01 par value ("Morrison Common Stock"); and (ii) 250,000 shares of preferred stock, $0.01 par value ("Morrison Preferred Stock"); and

  Whereas, RTI-Georgia has authorized capitalization consisting of: (i) 100,000,000 shares of common stock, $0.01 par value ("RTI-Georgia Common Stock"); and (ii) 250,000 shares of preferred stock $0.01 par value ("RTI-Georgia Preferred Stock"); and

  Whereas, the Board of Directors of each of the Constituent Corporations has determined that it advisable and for the benefit of each of the Constituent Corporations and its shareholders that Morrison be merged with and into RTI-Georgia on the terms and conditions hereinafter set forth; and

  Whereas, the Board of Directors of each of the Constituent Corporations has approved this Agreement and the merger contemplated hereby and has directed that this Agreement be submitted to a vote of its respective shareholders;

  Now, Therefore, for and in consideration of the premises and of the mutual agreements, promises and covenants contained herein, and in accordance with the applicable provisions of the Georgia Business Corporation Code and Delaware General Corporation Law, the parties hereto hereby agree as follows:

Section 1. Merger

  1.1 Upon the Effective Time (as hereinafter defined), Morrison shall be merged with and into RTI-Georgia and RTI-Georgia shall survive the merger (the "Merger"); the Merger shall in all respects have the effect provided for in the Georgia Business Corporation Code, the Delaware General Corporation Law and in this Agreement.

  1.2 RTI-Georgia, the corporation surviving the Merger (hereinafter sometimes referred to as the "Surviving Corporation"), shall continue its corporate existence under the laws of the State of Georgia.

  1.3 Without limiting the foregoing, on and after the Effective Time, the separate existence of Morrison shall cease, and, in accordance with the terms of this Agreement, the Surviving Corporation shall possess all the rights, privileges, immunities and franchises, of a public or private nature, of each of the Constituent Corporations; and all debts due on whatever account, including subscriptions to shares, and all other choses in action and all and every other interest of or belonging to or due to either of the Constituent Corporations shall be taken and deemed to be transferred to and invested in the Surviving Corporation without further act or deed; and all property, rights and privileges, powers and franchises and all and every other interest shall thereafter effectively be the property of the Surviving Corporation as they were of the respective Constituent Corporations and the title to any real estate, whether by deed or otherwise, vested in either of said Constituent Corporations shall not revert or be in any way impaired by reason of this Merger. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of the Constituent Corporations. Any claim existing or action or proceeding pending by or against either of said Constituent Corporations may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place. Neither the rights of creditors nor any liens upon property of either of the Constituent Corporations shall be impaired by the Merger.

  1.4 Prior to and from and after the Effective Time, the Constituent Corporations shall take all such action as shall be necessary or appropriate in order to effectuate the Merger. If at any time the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other actions are necessary, appropriate or desirable to vest in said corporation, according to the terms hereof, the title to any property or rights of Morrison, the last acting officers of Morrison, or the corresponding officers of the Surviving Corporation, shall and will execute and make all such proper assignments and assurances and take all action necessary and proper to vest title in such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Agreement.

Section 2. Terms of Transaction

  2.1 Upon the Effective Time:

    (a) Each share of Morrison Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, thereupon be converted into one-half of one share of RTI-Georgia Common Stock, the shares of RTI-Georgia Common Stock required for such purpose being drawn from authorized but unissued shares of RTI-Georgia, provided, however, that cash shall be paid in lieu of the issuance of fractional shares in accordance with the provisions of Section 2.2 hereof.

    (b) Each share of RTI-Georgia Common Stock outstanding and owned of record by Morrison immediately prior to the Effective Time shall be cancelled and retired and returned to the status of authorized but unissued capital stock of the Surviving Corporation and all certificates representing such shares shall be cancelled and no cash or securities or other property shall be issued in respect thereof.

    (c) Each share of Morrison Common Stock held in the treasury of Morrison immediately prior to the Effective Time shall be cancelled and retired and all certificates representing such shares shall be cancelled.

    (d) Each Right (a "Right") associated with each share of Morrison Common Stock governed by that certain Rights Agreement between Morrison and AmSouth Bank, National Association, dated March 30, 1987 (the "Shareholder Rights Plan"), to purchase shares of Preferred Stock from Morrison, under certain circumstances and pursuant to the Shareholder Rights Plan, shall, by virtue of the Merger and without further action on the part of the holder thereof or any other person, be converted into a Right to purchase twice as many fractional shares of RTI-Georgia Preferred Stock from RTI-Georgia at the same price per share pursuant to, and subject to the conditions set forth in, the Shareholder Rights Plan in effect as of the Effective Time. The same number of shares of RTI-Georgia Preferred Stock designated as "Series A Junior Participating Preferred Stock" shall be reserved for issuance upon the exercise of the Rights pursuant to the Shareholder Rights Plan as is equal to the number of shares of Morrison Preferred Stock so designated and reserved as of the Effective Time.

  2.2 No fractional shares of RTI-Georgia Common Stock shall be issued as a result of the Merger. Fractional shares will be aggregated into whole shares of RTI-Georgia Common Stock and sold in the open market at prevailing prices on behalf of holders of Morrison Common Stock who would otherwise have been entitled to receive a fractional share as soon as practicable after the Merger by an independent agent retained by the Surviving Corporation. Any holder of Morrison Common Stock who would otherwise have been entitled to receive a fractional share of RTI-Georgia Common Stock shall be entitled to receive instead a cash payment in an amount equal to the portion of the total sales proceeds allocable to such fractional share ("Cash Consideration").

  2.3 After the Effective Time, each outstanding certificate representing shares of Morrison Common Stock immediately prior to the Effective Time shall be deemed for all purposes to evidence ownership of, and to represent the appropriate whole number of, RTI-Georgia Common Stock into which the shares of Morrison Common Stock formerly represented by such certificate shall have been converted as herein provided, plus the right to receive the Cash Consideration in lieu of any fractional shares. After the Effective Time, whenever certificates which formerly represented shares of Morrison Common Stock are presented for exchange or registration of transfer, the Surviving Corporation will cause to be issued in respect thereof certificates representing the appropriate whole number of shares of RTI-Georgia Common Stock and, if applicable, payment of the Cash Consideration in lieu of any fractional shares.

Section 3. Directors and Officers

  On the Effective Time, the persons who are directors and officers of RTI-Georgia immediately prior to the Effective Time shall continue as the directors and officers of the Surviving Corporation and shall continue to hold office as provided in the Articles of Incorporation and Bylaws of the Surviving Corporation until their successors are elected and qualified or their earlier resignation, removal or death.

Section 4. Charter and Bylaws

  4.1 From and after the Effective Time, the Articles of Incorporation of RTI-Georgia as in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.

  4.2 From and after the Effective Time, the Bylaws of RTI-Georgia as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.

Section 5. Shareholder Approval; Effectiveness of Merger

  This Agreement shall be submitted for approval to the shareholders of Morrison as provided by the Delaware General Corporation Law and to the sole shareholder of RTI-Georgia as provided by the Georgia Business Corporation Code. If this Agreement is duly authorized and adopted by the requisite vote or written consent of such shareholders and is not terminated and abandoned pursuant to the provisions of Section 6 hereof, this Agreement shall be executed and a Certificate of Ownership and Merger shall be filed and recorded in accordance with the laws of the State of Delaware and a Certificate of Merger shall be filed and recorded in accordance with the laws of the State of Georgia, as soon as practicable after the last approval by such shareholders
or sole shareholder. The Merger shall become effective as of    p.m.,       ,
1996 (said date is herein referred to as the "Effective Time").

Section 6. Termination

  At any time prior to the filing and recordation of a Certificate of Ownership and Merger with the Secretary of State of Delaware or the filing and recordation of a Certificate of Merger with the Secretary of State of Georgia, the Board of Directors of Morrison or the Board of Directors of RTI-Georgia may terminate and abandon this Agreement notwithstanding earlier approval by each such Board or favorable action on the Merger by the shareholders of Morrison or the sole shareholder of RTI-Georgia.

Section 7. Amendments

  The Boards of Directors of the Constituent Corporations, prior to the Effective Time, may jointly amend, modify and supplement this Agreement in such manner as they may deem appropriate at any time before approval or adoption hereof by the shareholders of Morrison or the sole shareholder of RTI-Georgia. Any amendment, modification or supplement to this Agreement after the approval or adoption by the sole shareholder of RTI-Georgia or the shareholders of Morrison, but prior to the Effective Time, shall require the approval or adoption thereof by such shareholders, provided, however, that the approval or adoption thereof by the shareholders of Morrison shall not be required with respect to any amendment, modification or supplement hereto that
(i) does not alter (a) the amount or kinds of shares, securities, cash, property and/or rights to be received hereunder in exchange for any of the shares of Morrison, or (b) any term of the Articles of Incorporation of the Surviving Corporation as provided for herein, or (ii) otherwise alters any of the terms and conditions of this Agreement if such alteration would not adversely affect the holders of any class or series of stock of Morrison.

Section 8. Miscellaneous

  8.1 This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original but all of which together shall constitute one and the same instrument.

  8.2 With respect to all leases and other agreements, instruments or obligations under which either of the Constituent Corporations is obligated to obtain a consent prior to the Merger herein contemplated or in order to comply with the conditions thereof, or to vest the respective interest therein in the Surviving Corporation, the Constituent Corporations shall each exercise all reasonable efforts to obtain such consent prior to the Effective Time.

  8.3 Except as otherwise provided in this Agreement, nothing contained herein is intended, nor shall be construed, to confer upon or give any person, firm or corporation, other than the Constituent Corporations and their respective shareholders, any rights or remedies under or by reason of this Agreement.

  8.4 This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Georgia.

  In Witness Whereof, each Constituent Corporation has caused this Agreement to be executed on its behalf and its corporate seal to be affixed hereto and the foregoing attested, all by its duly authorized officers, as of the date hereinabove first written.

                                          Morrison Restaurants Inc.


                                          By:
                                              ----------------------------------

                                                     Samuel E. Beall, III
                                                    Chairman of the Board
                                                and Chief Executive Officer

Attest:

By:
    -------------------------------
            Pfilip G. Hunt
        Senior Vice President,
    General Counsel and Secretary

[Corporate Seal]

                                          Ruby Tuesday (Georgia), Inc.


                                          By:
                                              ----------------------------------

                                                     Samuel E. Beall, III
                                                    Chairman of the Board
                                                and Chief Executive Officer

Attest:


By:
    -------------------------------
            Pfilip G. Hunt
        Senior Vice President,
    General Counsel and Secretary

[Corporate Seal]

                                                                        ANNEX B

                           ARTICLES OF INCORPORATION

                                      OF

                         RUBY TUESDAY (GEORGIA), INC.

  The undersigned, for the purposes of forming a corporation pursuant to the Georgia Business Corporation Code, does hereby certify as follows:

                                      I.

                                     Name

  The name of the corporation is "Ruby Tuesday (Georgia), Inc." (hereinafter the "Corporation").

                                      II.

                                   Business

  The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the Georgia Business Corporation Code.

                                     III.

                                Capitalization

  (a) The total number of shares of capital stock which the Corporation shall have authority to issue is One Hundred Million Two Hundred Fifty Thousand (100,250,000), divided into two classes as follows:

    (1) One Hundred Million (100,000,000) shares of common stock, $.01 par value per share ("Common Stock"); and

    (2) Two Hundred Fifty Thousand (250,000) shares of preferred stock, $.01 par value per share ("Preferred Stock").

  (b) The preferences, limitations and relative rights of the Common Stock and the Preferred Stock are as follows:

    (1) The holders of Common Stock shall be entitled to one vote for each share on all matters required or permitted to be voted on by stockholders of the Corporation.

    After payment or provision for the payment of dividends on any series of Preferred Stock then outstanding to the extent provided by the Board of Directors of the Corporation in resolutions providing for the issuance thereof, the Board of Directors of the Corporation may declare and pay dividends on the Common Stock as and to the extent permitted by law.

    (2) The Preferred Stock entitles the holders thereof to the rights and preferences set out or determined as provided below.

    Any unissued shares of Preferred Stock may be issued from time to time in one or more series. All shares of Preferred Stock shall be identical and of equal rank, except with respect to particular variations in the relative rights and preferences as between different series which may be fixed and determined by the Board of Directors of the Corporation as hereinafter provided, and each share of any series of Preferred Stock shall be identical in all respects with the other shares of such series except that, if dividends thereon are cumulative, as to the date from which dividends thereon shall accumulate.

    Different series of Preferred Stock shall not be construed to constitute different classes of stock for the purpose of voting by classes, except to the extent such voting by classes is expressly required by law.

    Before any shares of Preferred Stock of any particular series shall be issued, the Board of Directors of the Corporation shall, by resolution adopted, fix and determine, and is hereby expressly empowered to fix and determine, in the manner provided by law, the following provisions, rights and preferences of shares of any such series:

      (A) The distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors of the Corporation in creating such a series) or decreased (but not below the number of shares thereof then issued) from time to time by action of the Board of Directors of the Corporation;

      (B) The amount of capital of such series;

      (C) The annual rate of any dividends which may be payable on shares of such series, whether dividends shall be cumulative, and the conditions upon which and the date when such dividends shall begin to accumulate on all shares of such series issued prior to the record date for the first dividend of such series;

      (D) Whether the shares of any such series shall be redeemable, and if so, the time or times when, the conditions under which and the price or prices at which shares of such series shall be redeemable and the purchase, retirement or sinking fund provisions, if any, for the purchase or redemption of such shares;

      (E) The amount payable on shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

      (F) The rights, if any, of the holders of shares of such series to convert such shares into, or exchange such shares for, shares of Common Stock or shares of any other series of Preferred Stock and the terms and conditions of such conversion or exchange; and

      (G) Whether or not the holders of shares of such series have voting rights, and the extent of such voting rights, if any.

    The holders of Preferred Stock are entitled to receive, when and as declared by the Board of Directors of the Corporation, but only from funds legally available for the payment of dividends, cash dividends at the annual rate for each particular series as fixed and determined by the Board of Directors of the Corporation as herein authorized, and no more; such dividends shall be payable before any dividend on Common Stock shall be paid or set apart for payment. Any arrearages in the payment of dividends shall not bear interest.

    In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provisions for payment of the debts and other liabilities of the Corporation, the holders of shares of each series of Preferred Stock shall be entitled to receive in cash, out of the net assets of the Corporation, an amount equal to the amount fixed and determined by the Board of Directors of the Corporation in any resolution providing for the issuance of any particular series of Preferred Stock, plus an amount equal to any dividends payable to such holder which are then unpaid, either under the provisions of the resolution of the Board of Directors of the Corporation providing for the issuance of such series of Preferred Stock or by declaration of the Board of Directors of the Corporation, on each such share up to the date fixed for distribution, and no more, before any distribution shall be made to the holders of Common Stock. Neither the merger or consolidation of the Corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation.

    (3) Fifty Thousand (50,000) shares of Preferred Stock shall be designated as "Series A Junior Participating Preferred Stock" and shall have the preferences, limitations and relative rights set forth on Exhibit A hereto.

                                      IV.

                          Registered Office and Agent

  The address of the Corporation's registered office in the State of Georgia is 66 Luckie Street, Suite 604, Atlanta, Georgia 30303. The name of the Corporation's registered agent at such address is The Prentice-Hall Corporation System, Inc.

                                      V.

                               Principal Office

  The mailing address of the initial principal office of the Corporation is 4721 Morrison Drive, Post Office Box 160266, Mobile, Alabama 36625.

                                      VI.

                              Corporate Existence

  The existence of the Corporation shall be perpetual.

                                     VII.

                              Board of Directors

  (a) The business and affairs of the Corporation shall be managed by, or under the direction of, a Board of Directors comprised as follows:

    (1) The initial number of directors shall be such as may be determined by the incorporator and thereafter the number of directors of the Corporation shall be not less than three and not more than twelve, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the Board of Directors or by the affirmative vote of the holders of at least 80% of all outstanding shares entitled to be voted in the election of directors, voting together as a single class.

    (2) At the first Special Meeting of Stockholders, the Board of Directors shall be divided into three classes, each consisting, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the first Special Meeting of Stockholders, the first class of directors shall be elected for a term expiring upon the next following Annual Meeting of Stockholders and upon the election and qualification of their respective successors, the second class of directors shall be elected for a term expiring upon the second next Annual Meeting of Stockholders and upon the election and qualification of their respective successors, and the third class of directors shall be elected for a term expiring upon the third next Annual Meeting of Stockholders and upon the election and qualification of their respective successors. At each succeeding Annual Meeting of Stockholders, successors to the class of directors whose term expires at that Annual Meeting of Stockholders shall be elected for a three-year term. If the number of directors has changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such a class shall hold office for a term that shall coincide with the remaining term of that class, unless otherwise required by law, but in no case shall a decrease in the number of directors for a class shorten the term of an incumbent director.

    (3) A director shall hold office until the Annual Meeting of Stockholders upon which his term expires and until his successor shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Directors may be removed only for cause by the vote of at least 80% of the outstanding shares entitled to vote at an election of directors, at a meeting of stockholders called expressly for that purpose.

    (4) Nominations for the election of directors may be made by the Board of Directors or a committee appointed by the Board of Directors, or by any stockholder entitled to vote generally in the election of directors; provided, however, any stockholder entitled to vote generally in the election of directors may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by the United States mail, postage prepaid, to the Secretary of the Corporation not later than (i) with respect to any election to be held at the Annual Meeting of Stockholders, 90 days in advance of such meeting, and (ii) with respect to any election to be held at a Special Meeting of Stockholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth:

      (A) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

      (B) a representation that the stockholder is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

      (C) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

      (D) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the then current proxy rules of the Securities and Exchange Commission, if the nominees were to be nominated by the Board of Directors; and

      (E) the consent of each nominee to serve as a director of the Corporation if so elected.

  The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

    (5) Any vacancy on the Board of Directors that results from an increase in the number of directors or from prior death, resignation, retirement, disqualification or removal from office of a director shall be filled by a majority of the Board of Directors then in office, though less than a quorum, or by the sole remaining director. Any director elected to fill a vacancy resulting from prior death, resignation, retirement, disqualification or removal from office of a director, shall have the same remaining term as that of his predecessor.

    (6) At any meeting of stockholders with respect to which notice of such purpose has been given, the entire Board of Directors or any individual director may be removed, with cause, by the affirmative vote of the holders of 80% of all outstanding shares entitled to be voted at an election of directors.

    (7) Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an Annual or Special Meeting of Stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of these Articles of Incorporation or the resolutions of the Board of Directors creating such class or series, as the case may be, applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Section (a) of Article VII unless expressly provided by such terms.

  (b) Except as may be prohibited by law, by the Bylaws of the Corporation, or by these Articles of Incorporation, the Board of Directors shall have the right to make, alter, amend, change, add to, or repeal the Bylaws of the Corporation, and have the right (which, to the extent exercised, shall be exclusive) to establish the rights, powers, duties, rules and procedures that from time to time shall govern the Board of Directors, each of its members, including without limitation, the vote required for any action and the election of officers of the Corporation by the Board of Directors, and that from time to time shall affect the directors' powers to manage the business and affairs of the Corporation; no Bylaw shall be adopted by stockholders that shall impair or impede the implementation of the foregoing.

  (c) The directors of the Corporation shall not be required to be elected by written ballots.

  (d) The Board of Directors of the Corporation, when evaluating any offer of another party to (a) make a tender or exchange offer for any equity security of the Corporation, (b) merge or consolidate the Corporation with another corporation or (c) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, shall, in evaluating what is in the best interests of the Corporation and its stockholders, consider not only the consideration being offered by another party, in relation to the then current market price, but also in relation to the then current value of the Corporation in a freely negotiated transaction and in relation to the Board of Directors' then estimate of the future value of the Corporation as an independent entity. Furthermore, the Board of Directors is authorized, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its stockholders, to give due consideration to all relevant factors, including, without limitation, the social, legal, and economic effects on the employees, customers, suppliers and management services clients under contract to the Corporation and its subsidiaries, and on the communities in which the Corporation and its subsidiaries operate or are located.

  (e) Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact that a lesser percentage for separate class vote for certain actions may be permitted by law, by these Articles of Incorporation or by the Bylaws of the Corporation), the affirmative vote of the holders of not less than 80% of the votes entitled to be cast by the holders of all then outstanding shares of capital stock, voting together as a single class, shall be required to make, alter, amend, change, add to or repeal any provision of these Articles of Incorporation or the Bylaws of the Corporation which is or which is proposed to be inconsistent with this Article VII; provided, however, that this Section (e) shall not apply to, and such 80% vote shall not be required to alter, amend, change, add to or repeal any provisions of the Bylaws relating to this Article VII, or
Article VII of these Articles of Incorporation, recommended by not less than 80% of the members of the Board of Directors.

  (f) The invalidity or unenforceability of this Article VII or any portion hereof, or of any action taken pursuant to this Article VII, shall not affect the validity or enforceability of any other provision of these Articles of Incorporation, any action taken pursuant to such other provision, or any action taken pursuant to this Article VII.

                                     VIII.

                             Directors' Liability

  To the fullest extent permitted by the Georgia Business Corporation Code, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

                                      IX.

                                Indemnification

  Except as prohibited by law, the Corporation may indemnify any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) and may take such steps as may be deemed appropriate by the Board of Directors, including purchasing and maintaining insurance, entering into contracts (including, without limitation, contracts of indemnification between the Corporation and its directors and officers), creating a trust fund, granting security interests or using other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect such indemnification.

                                      X.

                     Stockholder Vote For Certain Matters

  (a) In addition to any affirmative vote required by law, these Articles of Incorporation, or the Bylaws of the Corporation and except as otherwise expressly provided in Section (b) of this Article X, a Business Combination (as hereinafter defined) shall require the affirmative vote of the holders of not less than 80% of the Voting Stock (as hereinafter defined), voting together as a single class. Such affirmative vote shall be required notwithstanding that no vote may be required or that a lesser percentage or separate class vote may be allowed by law, any agreement with any national securities exchange or the National Association of Securities Dealers, Inc. (the "NASD"), or otherwise.

  (b) The provisions of Section (a) of this Article X shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law, by any other provision of these Articles of Incorporation or the Bylaws of the Corporation, or by any agreement with any national securities exchange or the NASD, if all of the conditions specified in either of the following Paragraphs
(1) or (2) are met:

    (1) The Business Combination shall have been approved by 80% of the Continuing Directors (as hereinafter defined), whether such approval is made prior or subsequent to the acquisition of beneficial ownership of the Voting Stock that caused the Interested Stockholder (as hereinafter defined) to become an Interested Stockholder.

    (2) All of the following price and procedural conditions shall have been met:

      (A) The aggregate amount of cash and the Fair Market Value (as hereinafter defined), as of the date of the consummation of the Business Combination (the "Consummation Date"), of the consideration other than cash to be received per share by the holders of Common Stock pursuant to such Business Combination shall be at least equal to the higher amount determined under the following clauses (i) and (ii):

        (i) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any share of Common Stock acquired by it (x) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date"), or (y) the transaction in which the Interested Stockholder became an Interested Stockholder, whichever is higher; plus interest compounded annually from the date on which the Interested Stockholder became an Interested Stockholder (the "Determination Date") through the Consummation Date at the rate of interest announced by SunTrust Bank in Atlanta, Georgia (or other major bank headquartered in Atlanta, Georgia, selected by a majority of the Continuing Directors) from time to time as its "prime rate," less the aggregate amount of any cash dividends paid and the Fair Market Value of any dividends paid other than in cash, per share of Common Stock from the Determination Date through the Consummation Date in an amount up to but not exceeding the amount of such interest payable per share of Common Stock; or

        (ii) (if applicable) the Fair Market Value per share of the Common Stock on the Announcement Date or on the Determination Date, whichever is higher.

      (B) The aggregate amount of the cash and the Fair Market Value as of the Consummation Date of the consideration other than cash to be received per share by the holders of shares of any class or series of outstanding Capital Stock (as hereinafter defined), other than Common Stock, in such Business Combination shall be at least equal to the highest amount determined under clauses (i), (ii) and (iii) below (it being intended that the requirements of this Paragraph (2)(B) of this Section (b) shall be required to be met with respect to every such class or series of outstanding Capital Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class or series of Capital Stock):

        (i) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any share of such class or series of Capital Stock acquired by it (x) within the two-year period immediately prior to the Announcement Date, or (y) the transaction in which the Interested Stockholder became an Interested Stockholder, whichever is higher; plus interest compounded annually from the Determination Date through the Consummation Date at the rate of interest announced by SunTrust Bank in Atlanta, Georgia (or other major bank headquartered in Atlanta, Georgia, selected by a majority of the Continuing Directors) from time to time as its "prime rate," less the aggregate amount of any cash dividends paid and the Fair Market Value of any dividends paid other than in cash, per share of such class of Capital Stock from the Determination Date through the Consummation Date in an amount up to but not exceeding the amount of such interest payable per share of such class of Capital Stock;

        (ii) (if applicable) the Fair Market Value per share of such class or series of Capital Stock on the Announcement Date or on the Determination Date, whichever is higher; or

        (iii) (if applicable) the highest preferential amount per share to which the holders of shares of such class or series of Capital Stock would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, regardless of whether the Business Combination to be consummated constitutes such an event.

      (C) The consideration to be received by holders of a particular class or series of outstanding Capital Stock in such Business Combination shall be in cash or in the same form as previously has been paid by or on behalf of the Interested Stockholder in connection with its direct or indirect acquisition of beneficial ownership of shares of such class or series of Capital Stock. If the consideration so paid for shares of a class or series of Capital Stock varies as to form, the form of consideration for such class or series of Capital Stock shall either be cash or the form used to acquire beneficial ownership of the largest number of shares of such class or series of Capital Stock previously acquired by the Interested Stockholder; provided that if the Interested Stockholder acquired equal portions of such shares by forms of consideration other than cash, the form of consideration to be paid to the holders of a class or series of Capital Stock shall be the form last paid by the Interested Stockholder for previously acquired shares.

      (D) The holders of all outstanding shares of Capital Stock not beneficially owned by the Interested Stockholder prior to the consummation of such Business Combination shall be entitled to receive in such Business Combination cash or other consideration for their shares in compliance with Paragraphs (2)(A), (2)(B) and (2)(C) of this Section (b) (provided, however, that the failure of any such holders who are exercising their statutory rights to dissent from such Business Combination and receive payment of the fair value of their shares to exchange their shares in such Business Combination shall not be deemed to have prevented the condition set forth in this Paragraph (2)(D) of this Section (b) from being satisfied).

      (E) After the Determination Date and prior to the Consummation Date:

        (i) there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) payable in accordance with the terms of any outstanding Capital Stock, except as approved by a majority of the Continuing Directors;

        (ii) there shall have been no reduction in the annual rate of dividends paid on the Capital Stock (other than as necessary to reflect any stock split, stock dividend or subdivision of the Capital Stock), except as approved by a majority of the Continuing Directors;

        (iii) there shall have been an increase in the annual rate of dividends paid on the Common Stock as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization, or any similar transaction that has the effect of reducing the number of outstanding shares of Common Stock, except as approved by a majority of the Continuing Directors; and

        (iv) such Interested Stockholder shall not have become the beneficial owner of any additional shares of Capital Stock except as part of a transaction that results in such Interested Stockholder becoming an Interested Stockholder.

      (F) After the Determination Date, the Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by or through the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

      (G) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), shall be mailed to all stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed under the provisions of the Exchange Act). The proxy or information statement shall contain on the first page thereof, in a prominent place (or, if required, as near as practicable to the first page thereof and in a prominent place), any statement regarding the advisability (or inadvisability) of the Business Combination that a majority of the Continuing Directors chooses to make, and if deemed advisable by a majority of the Continuing Directors, the opinion of an investment banking firm selected by a majority of the Continuing Directors, concerning the fairness (or unfairness) of the terms of the Business Combination from a financial viewpoint to the holders of the outstanding shares of Capital Stock other than the Interested Stockholder and its Affiliates or Associates (as hereinafter defined), such investment banking firm to be paid a reasonable fee for its services by the Corporation.

  (c) For the purpose of this Article X, the following terms shall have the respective meanings set forth below:

    (1) "Affiliate" shall have the meaning ascribed to it in Rule 12b-2 promulgated under the Exchange Act as in existence on the date this Article X was approved by the stockholders of the Corporation. (The term "registrant" as used in Rule 12b-2 shall mean, in this case, the Corporation.)

    (2) "Associate" shall have the meaning ascribed to it in Rule 12b-2 promulgated under the Exchange Act as in existence on the date this Article X was approved by the stockholders of the Corporation. (The term "registrant" as used in Rule 12b-2 shall mean, in this case, the Corporation.)

    (3) "Beneficial Owner" shall mean a person who, either itself or through any of its Affiliates or Associates,

      (A) beneficially owns, directly or indirectly, any Capital Stock;

      (B) has, directly or indirectly,

        (i) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time) any Capital Stock pursuant to any agreement, arrangement or understanding or upon the exercise of any conversion rights, exchange rights, warrants, options or otherwise; or

        (ii) the right to vote any Capital Stock pursuant to any agreement, arrangement or understanding; or

      (C) beneficially owns, directly or indirectly, Capital Stock through any other Person with which such Person or Affiliate or Associate of such Person has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Capital Stock.

      For the purposes of determining whether a Person is an Interested Stockholder pursuant to Paragraph (8) of this Section (c), the number of shares of Capital Stock deemed to be outstanding shall include shares deemed beneficially owned by such Persons through application of this Paragraph (3) of this Section (c), but shall not include any other shares of Capital Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon the exercise of any conversion rights.

    (4) "Business Combination" shall mean:

      (A) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Stockholder, or (ii) any Person (whether or not itself an Interested Stockholder) that is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder;

      (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) with any Interested Stockholder or any Affiliate or Associate of an Interested Stockholder involving any assets or securities of the Corporation, any Subsidiary or any Interested Stockholder or any Affiliate or Associate of an Interested Stockholder, having an aggregate Fair Market Value equal to or in excess of 25% of the total assets of the Corporation as shown on the balance sheet of the Corporation contained in the most recent annual report to stockholders of the Corporation;

      (C) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate or Associate of an Interested Stockholder;

      (D) any reclassification of securities (including any reverse stock splits), recapitalization of the Corporation, merger or consolidation of the Corporation with any of its Subsidiaries, or any other transaction (whether or not with or otherwise involving an Interested Stockholder) that has the effect, either directly or indirectly, of increasing the proportionate share of any class or series of Capital Stock or any securities convertible into Capital Stock, or into equity securities of any Subsidiary that is beneficially owned by any Interested Stockholder or an Affiliate or Associate of an Interested Stockholder; or

      (E) any agreement, contract, or other arrangement providing for any one or more of the actions specified in Paragraphs A through D of this Section (c)(4).

    (5) "Capital Stock" shall mean capital stock of the Corporation authorized to be issued from time to time pursuant to Article III of these Articles of Incorporation.

    (6) "Continuing Director" shall mean:

      (A) any member of the Board of Directors of the Corporation who, while such person is a member of the Board of Directors, is not an Affiliate, Associate or representative of an Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder; and

      (B) any successor of a Continuing Director who, while such successor is a member of the Board of Directors, is not an Affiliate, Associate or representative of an Interested Stockholder and is recommended or elected to succeed the Continuing Director by a majority of the Continuing Directors.

    (7) "Fair Market Value" shall mean:

      (A) in the case of cash, the amount of such cash;

      (B) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock listed on any national securities exchange registered under the Exchange Act or, if such stock is not listed on any such exchange, the highest closing sale price as reported by the NASD Nasdaq Stock Market (the "Nasdaq Stock Market"), or if there is no closing sale price reporting, the average between the highest bid and asked prices with respect to a share of such stock as quoted by the Nasdaq Stock Market for the 30-day period preceding the date in question, or if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined in good faith by a majority of the Continuing Directors;

      (C) in the case of property other than cash or stock, the Fair Market Value of such property on the date in question as determined in good faith by a majority of the Continuing Directors; and

      (D) in the event of any Business Combination in which the Corporation is the surviving entity, either or both the shares of Common Stock or the shares of any other class or series of Capital Stock retained by the holders of such shares shall be deemed consideration other than cash received for purposes of Paragraphs (2)(A) and (2)(B) of Section
    (b) and Paragraph (4) of Section (d) of this Article X.

    (8) "Interested Stockholder" shall mean any Person (other than the Corporation, any Subsidiary, or any profit-sharing, employee stock ownership or other employee benefit plan established by the Corporation, by any Subsidiary, or by any trustee of or fiduciary with respect to any such plan when acting in such capacity) who:

      (A) is the beneficial owner of Voting Stock representing 10% or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock;

      (B) is an Affiliate or Associate of the Corporation and that at any time within the two-year period immediately prior to the date in question was the beneficial owner of Voting Stock representing 10% or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock; or

      (C) is an assignee of or has otherwise succeeded to any shares of Capital Stock that were at any time within the two-year period immediately prior to the date in question beneficially owned by any other Interested Stockholder if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.

    (9) "Person" shall mean any individual, firm, corporation or other entity and shall include any group comprised of any Person and any other Person with whom such Person or any Affiliate or Associate of such Person has any agreement, arrangement or understanding, either directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Capital Stock.

    (10) "Subsidiary" shall mean any corporation of which a majority of any class of equity securities is beneficially owned by the Corporation; provided, however, for the purposes of the definition of Interested Stockholder as set forth in Paragraph (8) of this Section (c), the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is beneficially owned by the Corporation.

    (11) "Voting Stock" shall mean all Capital Stock which by its terms may be voted on the particular matter submitted to stockholders of the Corporation.

  (d) When it appears that a particular person may be an Interested Stockholder and that the provisions of this Article X must be applied or interpreted, then a majority of the total number of those directors of the Corporation who would qualify as Continuing Directors (assuming that such particular person is in fact an Interested Stockholder) shall have the power and the duty to interpret all of the terms and provisions of this Article X, and to determine on the basis of information known to them after reasonable inquiry all facts necessary to ascertain compliance with this Article X, including without limitation:

    (1) whether a person is an Interested Stockholder;

    (2) the number of shares of Capital Stock or other securities beneficially owned by such person:

    (3) whether a person is an Affiliate or Associate of another; and

    (4) whether the assets that are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any subsidiary in any Business Combination has, in the aggregate a Fair Market Value equal to or in excess of 25% of the total assets of the Corporation as shown on the balance sheet of the Corporation contained in the most recent annual report to stockholders of the Corporation. Any such determination shall be made in good faith and shall be binding and conclusive on all parties.

  (e) Nothing contained in this Article X shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

  (f) Whether or not any Business Combination complies with the provisions of Section (b) of this Article X shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors or on any member thereof to approve such Business Combination or recommend its adoption or approval to the stockholders of the Corporation, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to its or his evaluations of, or actions and responses taken toward, such Business Combination.

  (g) Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws of the Corporation (and notwithstanding that a lesser percentage or separate class vote may be permitted by law, these Articles of Incorporation or the Bylaws of the Corporation), the affirmative vote of the holders of not less than 80% of the vote entitled to be cast by the holders of all then outstanding shares of Voting Stock, voting together as a single class, shall be required to make, alter, amend, change, add to or repeal any provisions inconsistent with this Article X; provided, however, that this Section (g) shall not apply to, and such 80% vote shall not be required to alter, amend, change, add to or repeal any provisions of the Bylaws relating to this Article X, or this Article X of these Articles of Incorporation, recommended by not less than 80% of the members of the Board of Directors.

                                      XI.

                                 Incorporator

  The name and mailing address of the incorporator is:

        NAME                                                 MAILING ADDRESS
        ----                                                 ---------------
      Pfilip G. Hunt..................................... 4721 Morrison Drive
                                                          Post Office Box 160266
                                                          Mobile, Alabama 36625

  In Witness Whereof, the undersigned, being the sole incorporator hereinabove named, hereby further certifies that the facts herein stated are true and,
accordingly, has signed these Articles of Incorporation this    day of
 , 1996.


                                          _____________________________________
                                                      Pfilip G. Hunt

                                   EXHIBIT A

                 SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
                         RUBY TUESDAY (GEORGIA), INC.

                           I. DESIGNATION AND AMOUNT

  The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 50,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock. Fractions of the Series A Preferred Stock may be issued, but only in integral multiples of one one-thousandth of a share.

                        II. DIVIDENDS AND DISTRIBUTIONS

  (A) Subject to the rights of the holders of any share of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $.01 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $100 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.


  (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $100 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

  (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

                              III. VOTING RIGHTS

  The holders of shares of Series A Preferred Stock shall have the following voting rights:

  (A) Subject to the provisions for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes (and each one one-thousandth of a share of Series A Preferred Stock shall entitle the holder thereof to one vote) on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  (B) Except as otherwise provided herein, in any Amendment to the Articles of Incorporation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

  (C) Except as set forth herein, holders of shares of Series A Preferred Stock shall have no voting rights.

                           IV. CERTAIN RESTRICTIONS

  (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section II are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

    (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

    (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

    (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

    (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

  (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section IV, purchase or otherwise acquire such shares at such time and in such manner.

                             V. REACQUIRED SHARES

  Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Restated Articles of Incorporation, in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

                  VI. LIQUIDATION, DISSOLUTION OR WINDING UP

  Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                       VII. CONSOLIDATION, MERGER, ETC.

  In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                               VIII. REDEMPTION

  The shares of Series A Preferred Stock shall not be redeemable.

                                   IX. RANK

  The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

                                 X. AMENDMENT

  The Articles of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of Series A Preferred Stock, voting together as a single series.

                                                                         ANNEX C
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     BYLAWS

                                       OF

                          RUBY TUESDAY (GEORGIA), INC.

                           AS IN EFFECT       , 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     INDEX

                                                                            PAGE
                                                                            ----
 ARTICLE I   OFFICES......................................................   C-4
 ARTICLE II  STOCKHOLDERS' MEETINGS.......................................   C-4
    2.1      Places of Meetings...........................................   C-4
    2.2      Annual Meetings..............................................   C-4
    2.3      Special Meetings.............................................   C-4
    2.4      Meetings Without Notice......................................   C-4
    2.5      Voting.......................................................   C-4
    2.6      Quorum.......................................................   C-4
    2.7      List of Stockholders.........................................   C-5
    2.8      Action Without Meeting.......................................   C-5
 ARTICLE III BOARD OF DIRECTORS...........................................   C-5
    3.1      Powers.......................................................   C-5
    3.2      Number, Qualification and Term...............................   C-5
    3.3      Compensation.................................................   C-5
    3.4      Meetings and Quorum..........................................   C-6
    3.5      Executive Committee..........................................   C-6
    3.6      Other Committees.............................................   C-7
    3.7      Conference Telephone Meetings................................   C-7
    3.8      Action Without Meeting.......................................   C-7
 ARTICLE IV  OFFICERS.....................................................   C-7
    4.1      Titles and Election..........................................   C-7
    4.2      Duties.......................................................   C-8
             (a)Chairman of the Board of Directors........................   C-8
             (b)Vice Chairman of the Board of Directors...................   C-8
             (c)President.................................................   C-8
             (d)Vice President............................................   C-8
             (e)Secretary.................................................   C-8
             (f)Treasurer.................................................   C-8
    4.3      Chief Executive Officer and Chief Operating Officer..........   C-9
    4.4      Chief Financial Officer and Chief Accounting Officer.........   C-9
    4.5      Delegation of Authority......................................   C-9
    4.6      Compensation.................................................   C-9
 ARTICLE V   RESIGNATIONS, VACANCIES AND REMOVALS.........................   C-9
    5.1      Resignations.................................................   C-9
    5.2      Vacancies....................................................   C-9
             (a)Directors.................................................   C-9
             (b)Officers..................................................  C-10
    5.3      Removals.....................................................  C-10
             (a)Directors.................................................  C-10
             (b)Officers..................................................  C-10
 ARTICLE VI  CAPITAL STOCK................................................  C-10
    6.1      Certificates of Stock........................................  C-10
    6.2      Transfer of Stock............................................  C-10
    6.3      Stock Transfer Records.......................................  C-10
    6.4      Record Dates.................................................  C-10
    6.5      Lost Certificates............................................  C-11

                                                                          PAGE
                                                                          ----
 ARTICLE VII  FISCAL YEAR, BANK DEPOSITS, CHECKS, ETC...................  C-11
    7.1       Fiscal Year...............................................  C-11
    7.2       Bank Deposits, Checks, Etc................................  C-11
 ARTICLE VIII BOOKS AND RECORDS.........................................  C-11
    8.1       Place of Keeping Books....................................  C-11
    8.2       Examination of Books......................................  C-11
 ARTICLE IX   NOTICES...................................................  C-11
    9.1       Requirements of Notice....................................  C-11
    9.2       Waivers...................................................  C-12
 ARTICLE X    SEAL......................................................  C-12
 ARTICLE XI   POWERS OF ATTORNEY........................................  C-12
 ARTICLE XII  INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHER
               PERSONS..................................................  C-12
    12.1      Indemnified Actions.......................................  C-12
    12.2      Indemnification Against Expenses of Successful Party......  C-12
    12.3      Advances of Expenses......................................  C-13
    12.4      Right of Agent to Indemnification Upon Application;
               Procedure Upon Application...............................  C-13
    12.5      Other Rights and Remedies.................................  C-13
    12.6      Insurance of Agents.......................................  C-13
    12.7      Certain Definitions.......................................  C-13
    12.8      Indemnification and Insurance of Other Persons............  C-13
    12.9      Survival of Indemnification...............................  C-14
    12.10     Savings Clause............................................  C-14
 ARTICLE XIII AMENDMENTS................................................  C-14

                         RUBY TUESDAY (GEORGIA), INC.

                                    BYLAWS

                                   ARTICLE I

                                    Offices

  The Corporation shall at all times maintain a registered office in the State of Georgia and a registered agent at that address but may have other offices located in or outside of the State of Georgia as the Board of Directors may from time to time determine.

                                  ARTICLE II

                            Stockholders' Meetings

  2.1 Places of Meetings. All meetings of stockholders shall be held at such place or places in or outside of the State of Georgia as the Board of Directors may from time to time determine or as may be designated in the notice of meeting or waiver of notice thereof, subject to any provisions of the laws of the State of Georgia.

  2.2 Annual Meetings. The annual meeting of stockholders shall be held on such date in the month of September each year and at such time as shall be determined by the Board of Directors from time to time or with respect to any particular annual meeting for the purpose of electing directors and transacting such other business as may come properly before the meeting. Written notice of the date, time and place of the annual meeting shall be given by mail to each stockholder entitled to vote at his address as it appears on the records of the Corporation not less than ten (10) nor more than sixty (60) days prior to the scheduled date thereof, unless such notice is waived as provided by Article IX of these Bylaws.

  2.3 Special Meetings. A special meeting of stockholders may be called at any time by the Board of Directors, the Chairman of the Board of Directors or the President. Written notice of the time, place and specific purposes of such meeting shall be given by mail to each stockholder entitled to vote thereat at his address as it appears on the records of the Corporation not less than ten
(10) nor more than sixty (60) days prior to the scheduled date thereof, unless such notice is waived as provided in Article IX of these Bylaws.

  2.4 Meetings Without Notice. Meetings of the stockholders may be held at any time without notice when all the stockholders entitled to vote thereat are present in person or by proxy.

  2.5 Voting. At all meetings of stockholders, each stockholder entitled to vote on the record date as determined under Article VI, Section 6.4 of these Bylaws, or if not so determined, as prescribed under the laws of the State of Georgia, shall be entitled to one vote for each share of common stock, or such other number of votes prescribed in the Articles of Incorporation for each share of stock other than common stock, standing of record in his name, subject to any restrictions or qualifications set forth in the Articles of Incorporation, and may vote either in person or by proxy.

  2.6 Quorum. At any meeting of stockholders, a majority of the number of shares of stock outstanding and entitled to vote thereat, present in person or by proxy, shall constitute a quorum, but a smaller interest may adjourn any meeting from time to time, and the meeting may be held as adjourned without further notice, subject to such limitation as may be imposed under the laws of the State of Georgia. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the originally scheduled meeting.

  When a quorum is present at any meeting, a majority of the number of shares of stock entitled to vote present thereat shall decide any question brought before such meeting, unless the question is one upon which a different vote is required by express provision of the laws of the State of Georgia, or the Articles of Incorporation or these Bylaws, in which case such express provision shall govern.

  2.7 List of Stockholders. At least one (1) day before every meeting, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of and the number of shares registered in the name of each stockholder, shall be prepared by the Secretary or the transfer agent in charge of the stock ledger of the Corporation. Such list shall be open for examination by any stockholder at the time and place of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine such list or the books of the Corporation or to vote in person or by proxy at such meeting.

  2.8 Action Without Meeting. Any action required by the laws of the State of Georgia or the Articles of Incorporation to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all the holders of outstanding shares of stock entitled to vote on such action.

                                  ARTICLE III

                              Board of Directors

  3.1 Powers. The business and affairs of the Corporation shall be carried on by or under the direction of the Board of Directors, which shall have all the powers authorized by the laws of the State of Georgia, subject to such limitations as may be provided by the Articles of Incorporation or these Bylaws.

  3.2 Number, Qualification and Term. The initial number of directors shall be such as may be determined by the incorporator(s) and thereafter the number of directors shall be not less than three (3) and not more than twelve (12), the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the Board of Directors or by the affirmative vote of the holders of at least 80% of all outstanding shares of capital stock entitled to vote in the election of directors, voting together as a single class, as provided in the Articles of Incorporation.

  Directors shall be of full age, and no person shall be nominated for the Board of Directors who shall have attained the age of seventy (70) on or before the annual meeting of stockholders at which directors are elected, provided, however, under special conditions in the best interests of the Corporation, as determined by the Board of Directors or the shareholders, a person may be nominated for the Board of Directors who has attained the age of seventy (70) before such meeting. Directors need not be residents of the State of Georgia.

  The initial Board of Directors shall be elected by the incorporator. Thereafter, Directors shall be elected at the annual meeting of stockholders by a plurality of the votes cast at such election. Each director shall serve until the election and qualification of his successor or until his earlier death, resignation or removal as provided in the Articles of Incorporation and these Bylaws. In case of an increase in the number of directors between elections by the stockholders, the additional directorships shall be considered vacancies and shall be filled in the manner prescribed in Article V of these Bylaws.

  The Board of Directors may, by majority vote, elect a Chairman of the Board of Directors. The Chairman shall be a member of the Board and shall preside at all meetings of the stockholders and of the Board of Directors and shall have such other powers and perform such other duties as the Board of Directors may prescribe from time to time.

  3.3 Compensation. The Board of Directors, or a committee thereof, may from time to time by resolution authorize the payment of fees or other compensation to the directors for services as such to the Corporation, including, but not limited to, fees for attendance at all meetings of the Board of Directors or any committee thereof, and determine the amount of such fees and compensation. Directors shall in any event be paid their traveling expenses for attendance at all meetings of the Board of Directors or any committee thereof. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor in amounts authorized or otherwise approved from time to time by the Board of Directors or a committee thereof.

  3.4 Meetings and Quorum. Meetings of the Board of Directors may be held either in or outside of the State of Georgia. A quorum shall be one-third (1/3) of the number of directors then fixed in the manner provided in Section
3.2 of this Article but not less than two (2) directors. The act of a majority of the directors present at a meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum is not present at any meeting, the Directors who are present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is obtained, subject to such limitation as may be imposed under the laws of the State of Georgia.

  The Board of Directors shall, at the close of each annual meeting of stockholders and without further notice other than these Bylaws, if a quorum of directors is then present or as soon thereafter as may be convenient, hold a regular meeting for the election of officers and the transaction of any other business.

  The Board of Directors may from time to time provide for the holding of regular meetings with or without notice and may fix the times and places at which such meetings are to be held. Meetings other than regular meetings may be called at any time by the Chairman of the Board of Directors or the President and must be called by the Chairman of the Board, the President, the Secretary or an Assistant Secretary upon the request of at least three (3) directors.

  Notice of each meeting, other than a regular meeting (unless required by the Board of Directors), shall be given to each director by mailing the same to each director at his residence or business address at least two (2) days before the meeting or by delivering the same to him personally or by telephone, facsimile transmission or telegraph at least one (1) day before the meeting unless, in case of exigency, the Chairman of the Board of Directors, the President, the Secretary or an Assistant Secretary, as the case may be, shall prescribe a shorter notice to be given personally or by telephone, telegraph, cable or facsimile transmission to all or any one or more of the directors at their respective residences or places of business. Notice will be deemed to have been given at the time it is mailed, postage-prepaid, or sent by telegraph, cable or facsimile transmission, or given by telephone, as the case may be.

  Notice of any meeting shall state the time and place of such meeting, but need not state the purposes thereof unless otherwise required by the laws of the State of Georgia, the Articles of Incorporation or the Board of Directors.

  3.5 Executive Committee. The Board of Directors, by resolution adopted by a majority of the number of directors then fixed in the manner provided in
Section 3.2 of this Article, may provide for an Executive Committee of three
(3) or more directors and shall elect the members thereof to serve during the pleasure of the Board of Directors. The Executive Committee shall elect its own chairman, unless a chairman has been designated by the Board of Directors. Special meetings of the Executive Committee may be called by the chairman of the committee or by the Board of Directors, and notice of meetings of the Executive Committee shall be given by the chairman of the committee or by the Secretary, in the manner provided in Section 3.4 of this Article for notice of meetings of the Board of Directors.

  The Board of Directors may at any time change the membership of the Executive Committee, fill vacancies in it, designate alternate members to replace any absent or disqualified members at any meeting of the Executive Committee, or dissolve it.

  During the intervals between the meetings of the Board of Directors, the Executive Committee shall possess and may exercise any or all of the powers of the Board of Directors in the management or direction of the business and affairs of the Corporation to the extent authorized by resolution adopted by a majority of the number of directors then fixed in the manner provided in Section 3.2 of this Article, subject to such limitations as may be imposed by the laws of the State of Georgia.

  Except as inconsistent with these Bylaws or the resolution of the Board of Directors from time to time, the Executive Committee may determine its rules of procedure and the notice to be given of its meeting, and it may appoint such sub-committees as it shall from time to time deem necessary. A majority of the members of the Executive Committee shall constitute a quorum. The Executive Committee shall keep minutes of its meetings and shall report the same to the Board of Directors.

  3.6 Other Committees. The Board of Directors may by resolution provide for such other committees as it deems desirable and may discontinue the same at its pleasure. Each such committee shall have the powers and perform such duties, not inconsistent with law, as may be assigned to it by the Board of Directors.

  Each such committee shall elect its own chairman, unless a chairman has been designated by the Board of Directors.

  Except as inconsistent with these Bylaws or the resolution of the Board of Directors from time to time, each such committee may determine its rules of procedure and the notice to be given of its meeting, and it may appoint such sub-committees as it shall from time to time deem necessary. Special meetings of any such committee may be called by the chairman of that committee or by the Board of Directors, and notice of any meeting of any such committee shall be given by the chairman of that committee or by the Secretary in the manner provided in Section 3.4 of this Article for notice of meetings of the Board of Directors. A majority of the members of any such committee then in office shall constitute a quorum. Each such committee shall keep minutes of its meetings and report the same to the Board of Directors.

  3.7 Conference Telephone Meetings. Any one or more members of the Board of Directors or any committee thereof may participate in a meeting by means of a conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

  3.8 Action Without Meeting. To the extent authorized by Georgia law, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board of Director or committee.

                                  ARTICLE IV

                                   Officers

  4.1 Titles and Election. The officers of the Corporation shall be the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors, the President, one or more Vice Presidents, the Secretary and the Treasurer, who shall have such authority and perform such duties as may be prescribed by the Board of Directors or as otherwise provided in these Bylaws.

  The Board of Directors, in its discretion, may also at any time elect or appoint such other officers as it may deem advisable, each of whom shall have such authority and shall perform such duties as may be prescribed or determined from time to time by the Board of Directors or, if not prescribed or determined by the Board of Directors, as the Chairman of the Board, the President or the then senior executive officer may prescribe or determine.

  The Board of Directors may assign such additional titles and duties to one or more of the officers as it shall deem appropriate.

  Any person may hold more than one office if the duties can be consistently performed by the same person.

  The officers of the Corporation shall initially be elected as soon as convenient by the Board of Directors and thereafter, in the absence of earlier deaths, resignations or removals, shall be elected at the first meeting of the Board of Directors following each annual meeting of stockholders. Each officer shall hold office at the pleasure of the Board of Directors except as may otherwise be approved by the Board of Directors, or until his earlier resignation, removal or other termination of his employment.

  The Board of Directors may require any officer or other employee or agent to give bond for the faithful performance of his duties in such form and with such sureties as the Board may require.

  4.2 Duties. Subject to such extension, limitations, and other provisions as the Board of Directors may from time to time prescribe or determine, the following officers shall have the following powers and duties:

    (a) Chairman of the Board of Directors. The Chairman of the Board of Directors shall be a director and, when present, shall preside at all meetings of the stockholders and of the Board of Directors and shall have such other powers and perform such other duties as the Board of Directors may prescribe from time to time.

    (b) Vice Chairman of the Board of Directors. The Vice Chairman of the Board of Directors shall be a director and, in the absence of the Chairman of the Board, shall preside at all meetings of the stockholders and of the Board of Directors and shall have such other powers and perform such other duties as the Board of Directors may prescribe from time to time.

    (c) President. The President shall exercise the powers and authority and perform all of the duties commonly incident to his office and shall perform such other duties as the Board of Directors shall specify from time to time. In the absence or disability of the Chairman of the Board, the President shall perform those duties of the Chairman of the Board not assigned to the Vice Chairman of the Board, unless otherwise provided by the Board of Directors.

    (d) Vice President. The Vice President or Vice Presidents shall perform such duties and have such powers as may be assigned to them from time to time by the Board of Directors, the Chairman of the Board or the President. Any Vice President may have the title of Executive Vice President, Senior Vice President, Assistant Vice President or such other title deemed appropriate by the Board of Directors from time to time.

    In the absence or disability of the President, the Vice Presidents in order of seniority may, unless otherwise determined by the Board of Directors or the Chairman of the Board, exercise the powers and perform the duties pertaining to the office of the President.

    (e) Secretary. The Secretary, or in his absence an Assistant Secretary, shall keep the minutes of all meetings of stockholders and of the Board of Directors and any committee thereof, cause all notices to be duly given to and served on the stockholders and directors, attend to such correspondence as may be assigned to him, keep or cause to be kept in safe custody the seal and corporate records of the Corporation and affix such seal to all such instruments properly executed as may require it, have general charge of the stock transfer books of the Corporation and shall in general perform all duties incident to his office, and shall have such other duties and powers as may be prescribed or determined from time to time by the Board of Directors, the Chairman of the Board or the President.

    In the absence or disability of the Secretary, the Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, or if no such determination has been made, in the order of their election, shall perform the duties and exercise the powers of the Secretary. Each Assistant Secretary also shall perform such other duties and have such other powers as may be assigned to him from time to time by the Board of Directors, the Chairman of the Board or the President.

    (f) Treasurer. The Treasurer shall have the care and custody of and be responsible for the monies, funds, securities, financial records and other valuable papers of the Corporation (other than his own bond, if any, which shall be in the custody of the President); shall keep full and accurate accounts of receipts and disbursements and shall render account thereof whenever required by the Board of Directors, the Chairman of the Board or the President; shall have and perform, under the supervision of the Board of Directors, the

  Chairman of the Board and the President all the powers and duties commonly incident to his office; shall deposit or cause to be deposited all funds of the Corporation in such bank or banks, trust company or trust companies, or with such firm or firms doing a banking business as may be designated by the Board of Directors, the Chairman of the Board or the President; may endorse for deposit or collection all checks, notes, and similar instruments payable to the Corporation or to its order; and shall have such other duties as may be prescribed or determined from time to time by the Board of Directors, the Chairman of the Board or the President.

    In the absence or disability of the Treasurer, the Assistant Treasurer, or if there be more than one, the Assistant Treasurers in the order determined by the Board of Directors, or if no such determination has been made, in the order of their election, shall perform the duties and exercise the powers of the Treasurer and such other duties as may be assigned to them from time to time by the Board of Directors, the Chairman of the Board or the President.

  4.3 Chief Executive Officer and Chief Operating Officer. In its discretion, the Board of Directors may designate either the Chairman of the Board or the President to serve as the Chief Executive Officer or the Chief Operating Officer, or both, of the Corporation.

  The Chief Executive Officer shall, subject to the direction and control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation and have the powers and duties otherwise customary to the office.

  The Chief Operating Officer shall, subject to the direction and control of the Board of Directors, have general supervision, management and control of the operations and personnel of the Corporation and the powers and duties otherwise customary to the office.

  4.4 Chief Financial Officer and Chief Accounting Officer. In its discretion, the Board of Directors may at any time designate any officer as the Chief Financial Officer, the Chief Accounting Officer, or both, of the Corporation.

  4.5 Delegation of Authority. The Board of Directors may at any time delegate the powers and duties of any officer for the time being to any other officer, director or employee.

  4.6 Compensation. The compensation of the officers shall be fixed by the Board of Directors or a committee thereof and the fact that any officer is a director shall not preclude him from receiving compensation or from voting upon the resolution providing the same.

                                   ARTICLE V

                     Resignations, Vacancies and Removals

  5.1 Resignations. Any director or officer may resign at any time by giving written notice thereof to the Board of Directors, the Chairman of the Board, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and unless otherwise specified therein, the acceptance of any resignation shall not be necessary to make it effective.

  5.2 Vacancies.

    (a) Directors. Any vacancy in the Board of Directors caused by reason of death, incapacity, resignation, removal, increase in the authorized number of directors or otherwise may be filled by a majority vote of the remaining directors though less than a quorum, or by the sole remaining director.

    Any director so elected by the Board of Directors shall serve until the next annual meeting of stockholders at which directors of the class in which such director serves are to be elected and until the election and qualification of his successor or until his earlier death, resignation or removal as provided in the Articles of Incorporation or these Bylaws. The Board of Directors also may reduce their authorized number by the number of vacancies in the Board, provided such reduction does not reduce the Board to less than the minimum authorized by the laws of the State of Georgia or the Articles of Incorporation, or to less than the number of directors then in office.

    (b) Officers. The Board of Directors may at any time or from time to time fill any vacancy among the officers of the Corporation.

  5.3 Removals.

    (a) Directors. The entire Board of Directors, or any individual member thereof, may be removed only as provided in the Articles of Incorporation.

    (b) Officers. Subject to the provisions of any validly existing agreement, the Board of Directors may at any meeting remove from office any officer, with or without cause, and may elect or appoint a successor.

                                  ARTICLE VI

                                 Capital Stock

  6.1 Certificates of Stock. Every stockholder shall be entitled to a certificate or certificates for shares of the capital stock of the Corporation in such form as may be prescribed or authorized by the Board of Directors, duly numbered and setting forth the number and kind of shares represented thereby. Such certificates shall be signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary. If and to the extent permitted by Georgia law, any or all of such signatures may be in facsimile if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation itself or an employee of the Corporation. The transfer agent or registrar may sign either manually or by facsimile.

  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on a certificate has ceased to be such officer, transfer agent or registrar before the certificate has been issued, such certificate may nevertheless be issued and delivered by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

  6.2 Transfer of Stock. Shares of the capital stock of the Corporation shall be transferable only upon the books of the Corporation upon the surrender of the certificate or certificates properly assigned and endorsed for transfer.

  The Board of Directors may appoint a transfer agent and one or more co-transfer agents and a registrar and one or more co-registrars and may make or authorize such agents to make all such rules and regulations deemed expedient concerning the issue, transfer and registration of shares of stock. If the Corporation has a transfer agent or registrar acting on its behalf, the signature of any officer or representative thereof may be in facsimile.

  6.3 Stock Transfer Records. Unless the Corporation has a stock transfer agent to keep such records, the Secretary shall keep a stock book or books containing the names, alphabetically arranged, with the address of every stockholder showing the number of shares of each kind, class or series of stock held of record.

  The person in whose name shares of stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

  6.4 Record Dates. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors shall fix in advance a record date which, in the case of a meeting, shall not be less than ten (10) nor more than sixty (60) days prior to the scheduled date of such meeting and which, in the case of any other action, shall be not more than sixty (60) days prior to any such action permitted by the laws of the State of Georgia.

  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

  6.5 Lost Certificates. In case of loss, mutilation or destruction of a stock certificate, a duplicate certificate may be issued upon such terms as may be determined or authorized by the Board of Directors, the Chairman of the Board or the President.

                                  ARTICLE VII

                   Fiscal Year, Bank Deposits, Checks, Etc.

  7.1 Fiscal Year. The fiscal year of the Corporation shall end on the first Saturday following May 30 each year.

  7.2 Bank Deposits, Checks, Etc. The funds of the Corporation shall be deposited in the name of the Corporation or of any division thereof in such banks or trust companies in the United States or elsewhere as may be designated from time to time by the Board of Directors, or by such officer or officers as the Board of Directors may authorize to make such designations.

  All checks, drafts or other orders for the withdrawal of funds from any bank account shall be signed by such person or persons as may be designated from time to time by the Board of Directors. The signatures on checks, drafts or other orders for the withdrawal of funds may be in facsimile if authorized in the designation.

                                 ARTICLE VIII

                               Books and Records

  8.1 Place of Keeping Books. The books and records of the Corporation may be kept in or outside of the State of Georgia, as the Board of Directors may from time to time determine.

  8.2 Examination of Books. Except as may otherwise be provided by the laws of the State of Georgia, the Articles of Incorporation or these Bylaws, the Board of Directors shall have power to determine from time to time whether and to what extent and at what times and places and under what conditions any of the accounts, records and books of the Corporation are to be open to the inspection of any stockholder. No stockholder shall have any right to inspect any account or book or document of the Corporation except as prescribed by law or authorized by express resolution of the stockholders or of the Board of Directors.

                                  ARTICLE IX

                                    Notices

  9.1 Requirements of Notice. Whenever notice is required to be given by statute, the Articles of Incorporation or these Bylaws, it shall not mean personal notice unless so specified, but such notice may be given in writing by depositing the same in a post office, letter box, or mail chute postage prepaid and addressed to the person to whom such notice is directed at the address of such person on the records of the Corporation, and such notice shall be deemed given at the time when the same shall be thus mailed.

  9.2 Waivers. Any stockholder, director or officer may, in writing delivered via first-class mail, hand-delivered or facsimile transmission or by telegram or cable, at any time waive any notice or other formality required by statute, the Articles of Incorporation or these Bylaws. Such waiver of notice, whether given before or after any meeting or action, shall be deemed equivalent to notice. Presence of a stockholder either in person or by proxy at any meeting of stockholders and presence of any director at any meeting of the Board of Directors shall constitute a waiver of such notice as may be required by any statute, the Articles of Incorporation or these Bylaws.

                                   ARTICLE X

                                     Seal

  The corporate seal of the Corporation shall be in such form as the Board of Directors shall determine from time to time and may consist of a facsimile thereof or the words "Corporate Seal" or "Seal" enclosed in parentheses.

  In the absence of the Secretary, any other officer of the Corporation may affix and attest the seal of the Corporation to any instrument requiring it, unless otherwise provided by resolution of the Board of Directors.

                                  ARTICLE XI

                              Powers of Attorney

  The Board of Directors may authorize one or more of the officers of the Corporation to execute powers of attorney delegating to named representatives or agents power to represent or act on behalf of the Corporation, with or without power of substitution.

  In the absence of any action by the Board of Directors, any officer of the Corporation may execute for and on behalf of the Corporation waivers of notice of meetings of stockholders and proxies for such meetings of any company in which the Corporation may hold voting securities.

                                  ARTICLE XII

           Indemnification of Directors, Officers, and Other Persons

  12.1 Indemnified Actions. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, and whether external or internal to the Corporation (including a judicial action or suit brought by or in the right of the Corporation), by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereafter as an "Agent"), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged liable to the Corporation or subjected to injunctive relief in favor of the Corporation: (a) for any appropriation, in violation of his duties, of any business opportunity of the Corporation; (b) for acts or omissions which involve intentional misconduct or a knowing violation of law;
(c) for unlawful distributions pursuant to Section 14-2-832 of the Georgia Business Corporation Code; or (d) for any transaction from which he received an improper personal benefit.

  12.2 Indemnification Against Expenses of Successful Party. Notwithstanding the other provisions of this Article XII, to the extent that an Agent has been successful on the merits or otherwise in defense of any proceeding or in defense of any claim, issue or matter therein, such Agent shall be indemnified against all expenses incurred in connection therewith.

  12.3 Advances of Expenses. Expenses incurred in defending or investigating any action, suit, proceeding or investigation shall be paid by the Corporation in advance of the final disposition of such matter, if the Agent shall provide the Corporation with (i) a written affirmation of his good faith belief that his conduct does not constitute behavior of the kind described in any of the clauses (a) through (d) of Section 12.1, and (ii) a written undertaking, executed personally or on his behalf, to repay any advances if it is ultimately determined that he is not entitled to indemnification under Section 12.1.

  12.4 Right of Agent to Indemnification Upon Application; Procedure Upon Application. Any indemnification under Sections 12.1 and 12.2 hereof or advance under Section 12.3 hereof shall be made promptly and in any event within forty-five (45) days after receipt of the written request of the Agent, unless the Agent is not entitled to such indemnification or advance pursuant to the terms of such sections. The right to indemnification or advances as granted by this Article XIl shall be enforceable by the Agent in any court of competent jurisdiction if the Corporation denies the claim, in whole or in part, or if no disposition of such claim is made within forty-five (45) days of the Agent's request. The Agent's expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

  12.5 Other Rights and Remedies. The indemnification provided by this Article XII shall not be deemed exclusive of any other rights to which an Agent seeking indemnification may be entitled under any agreement, vote of stockholders or disinterested directors, court order or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. It is the policy of the Corporation that indemnification of Agents shall be made to the fullest extent permitted by law. All rights to indemnification under this Article XII shall be deemed to be provided by a contract between the Corporation and the Agent who serves in such capacity at any time while these Bylaws and other relevant provisions of the Georgia Business Corporation Code and other applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

  12.6 Insurance of Agents. To the extent permitted by Georgia law, the Corporation may purchase and maintain insurance on behalf of any person who is or was an Agent against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article XII.

  12.7 Certain Definitions. For purposes of this Article XII, references to the "Corporation" shall include, in addition to the resulting or surviving corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article XII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued; references to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to any employee benefit plan, its participants, or beneficiaries.

  12.8 Indemnification and Insurance of Other Persons. The provisions of this
Article XII shall not be deemed to preclude the Corporation from either indemnifying or purchasing and maintaining insurance on behalf of, or both, any person who is not an Agent but whom the Corporation has the power or obligation to indemnify or insure under the provisions of the Georgia Business Corporation Code or otherwise. The Corporation may, in its sole discretion, indemnify or insure, or both, an employee, trustee or other agent as permitted by the Georgia Business Corporation Code. The Corporation shall indemnify or insure any employee, trustee or other agent where required by law.

  12.9 Survival of Indemnification. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article XII shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such Agent.

  12.10 Savings Clause. If this Article XII or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Agent against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this
Article XII that shall not have been invalidated or by any other applicable law.

                                 ARTICLE XIII

                                  Amendments

  Unless otherwise provided by law, the Articles of Incorporation or another provision of these Bylaws, these Bylaws may be amended or repealed either:

    (a) at any meeting of stockholders at which a quorum is present by vote of the holders of a majority of the number of shares of stock entitled to vote present in person or by proxy at such meeting as provided in Article II, Sections 2.4 and 2.5 of these Bylaws, or

    (b) at any meeting of the Board of Directors by a majority vote of the directors then in office;

provided the notice of such meeting of stockholders or directors or waiver of notice thereof contains a statement of the substance of the proposed amendment or repeal.

                                                   REVISED PRELIMINARY COPY

LOGO
                           MORRISON RESTAURANTS INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated January , 1996, and does hereby appoint Samuel E. Beall, III and Arthur R. Outlaw, and either of them, with full power of substitution, as proxy or proxies of the undersigned to represent the undersigned and to vote all shares of Morrison Restaurants Inc. Common Stock which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of Morrison Restaurants Inc., to be held at the Stouffer Concourse Hotel, 1 Hartsfield Center Parkway, Atlanta, Georgia 30354 at 10:30 a.m., local time, on February , 1996, and at any adjournment(s) thereof:

1. Approval of the distribution by the Company of all the outstanding shares of common stock of Morrison Fresh Cooking, Inc. and Morrison Health Care, Inc.
                 [_] FOR   [_] AGAINST    [_] ABSTAIN

2. Approval and adoption of an Agreement and Plan of Merger between the Company and Ruby Tuesday (Georgia), Inc. providing for (i) the reincorporation of the Company in Georgia and (ii) a one-for-two reverse stock split.
                 [_] FOR   [_] AGAINST    [_] ABSTAIN

3. Approval of amendments to the Company's Stock Incentive Plan.
                 [_] FOR   [_] AGAINST    [_] ABSTAIN

4. Approval of amendments to (i) the Company's Stock Incentive and Deferred Compensation Plan for Directors, (ii) the Company's 1987 Stock Bonus and Non-Qualified Stock Option Plan, and (iii) the Company's 1984 Long Term Incentive Plan.
                 [_] FOR   [_] AGAINST    [_] ABSTAIN

5. Approval of the adoption (i) by MFCI of the MFCI 1996 Stock Incentive Plan, and (ii) by MHCI of the MHCI 1996 Stock Incentive Plan.
                 [_] FOR   [_] AGAINST    [_] ABSTAIN

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS LISTED
ABOVE.

          PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY.

LOGO

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before this meeting.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR ALL OF THE PROPOSALS LISTED ABOVE.

PROXY NUMBER  NUMBER OF SHARES             Dated: _____________________ , 1996.

                                           ____________________________________
                                           Signature

                                           ____________________________________
                                           Signature, if held jointly

                                           PLEASE SIGN EXACTLY AS YOUR NAME(S)
                                           APPEAR HEREON. IF SHARES ARE HELD
                                           JOINTLY, EACH STOCKHOLDER NAMED
                                           SHOULD SIGN. WHEN SIGNING AS
                                           ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                           TRUSTEE OR GUARDIAN, GIVE YOUR FULL
                                           TITLE AS SUCH. IF THE SIGNATORY IS
                                           A CORPORATION, SIGN THE FULL
                                           CORPORATE NAME BY A DULY AUTHORIZED
                                           OFFICER.

 PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.